                                                    Registration No. 333-216084
                                                     Registration No. 811-07659

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM N-4
                         REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [X]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                      POST-EFFECTIVE AMENDMENT NO. 1    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  [X]
                            AMENDMENT NO. 410           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

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                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

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Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

    [X]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [_]On (date) pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

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Structured Capital Strategies(R) PLUS

A variable and index-linked deferred annuity contract

PROSPECTUS DATED JUNE 1, 2017

PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

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WHAT IS STRUCTURED CAPITAL STRATEGIES(R) PLUS?

Structured Capital Strategies(R) PLUS is a variable and index-linked deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The Structured Capital Strategies(R) contract provides for the accumulation of retirement savings. The contract also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, in one or more of the Segments comprising the Structured Investment Option or in our Dollar Cap Averaging Program. See "Definition of key terms" later in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. Not all Indices are available in all states. For a state-by-state description of all material variations to this contract, see "Appendix II" later in this Prospectus. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

WE RESERVE THE RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENTS COMPRISING THE STRUCTURED INVESTMENT OPTION. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR ACCOUNT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

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PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF RISK FACTORS.
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Our variable investment options are subaccounts offered through Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. Below is a complete list of the variable investment options:

VARIABLE INVESTMENT OPTIONS
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.. AXA Balanced Strategy
.. EQ/Money Market
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We also offer our Structured Investment Option, which permits you to invest in one or more Segments, each of which provides performance tied to the performance of an Index for a set period. Segment Durations are for six years, unless the next Segment Start Date is less than six years from the contract's maturity date, in which case Segment Durations are for one year. The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable Life Insurance Company. Unlike an index fund, the Structured Investment Option provides a return at Segment maturity designed to provide a combination of protection against certain decreases in the index and a limitation on participation in certain increases in the index through the use of Performance Cap Rates. Our minimum Performance Cap Rate for 6 year Standard Segments is 12% (2% for 1 year Standard Segments when available). Our minimum Performance Cap Rate for Annual Lock Segments is 2%. WE WILL NOT OPEN A SEGMENT WITH A PERFORMANCE CAP RATE BELOW THE APPLICABLE MINIMUM PERFORMANCE CAP RATE. The extent of the downside protection at Segment maturity varies by segment, ranging from the first 10%, 20% or 30% of loss. All guarantees are subject to AXA Equitable's claims paying ability. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE EXTENT THEY EXCEED THE DOWNSIDE PROTECTION PROVIDED BY THE STRUCTURED INVESTMENT OPTION AT SEGMENT MATURITY. IF YOU WOULD LIKE A GUARANTEE OF PRINCIPAL, WE OFFER OTHER PRODUCTS THAT PROVIDE SUCH GUARANTEES.

The total amount earned on an investment in a Segment of the Structured Investment Option is only applied at Segment maturity. If you take a withdrawal from a Segment on any date prior to Segment maturity, we calculate the interim value of the Segment as described in "Appendix III -- Segment Interim Value." This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until Segment maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                       SCS PLUS
                                                                        #302156

We currently offer the Structured Investment Option using the following Indices:

INDICES
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.. S&P 500 Price Return Index
.. Russell 2000(R) Price Return Index
.. iShares(R) MSCI EAFE ETF
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TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   An annuity that is an investment vehicle for a qualified plan ("QP")
    (whether defined contribution or defined benefit; transfer contributions only).

A minimum contribution of $25,000 is required to purchase a contract.

The principal underwriters of the contract are AXA Advisors, LLC and AXA Distributors, LLC. The offering of the contract is intended to be continuous.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated June 1, 2017, is a part of the registration statement filed on Form N-4. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

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             Who is AXA Equitable?                               5
             Definitions of key terms                            6
             Structured Capital Strategies(R) PLUS at a glance
               -- key features                                   8

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             FEE TABLE                                          11
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             Examples                                           12
             Condensed financial information                    12

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             1. RISK FACTORS                                    13
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             Cybersecurity                                      15
             Fiduciary Rule                                     16

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             2. HOW TO REACH US                                 17
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             3. CONTRACT FEATURES AND BENEFITS                  19
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             How you can purchase and contribute to your
               contract                                         19
             Owner and annuitant requirements                   22
             How you can make your contributions                22
             Allocating your contributions                      23
             What are your investment options under the
               contract?                                        23
             Portfolios of the Trust                            24
             Structured Investment Option                       25
             Dollar Cap Averaging Program                       32
             Your right to cancel within a certain number of
               days                                             33

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             4. DETERMINING YOUR CONTRACT'S VALUE               35
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             Your account value and cash value                  35
             Your contract's value in the variable investment
               options, Segment Type Holding Accounts and the
               Dollar Cap Averaging Account                     35
             Your contract's value in the Structured
               Investment Option                                35

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             5. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          36
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             Transferring your account value                    36
             Disruptive transfer activity                       36

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"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.


When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

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             6. ACCESSING YOUR MONEY                            38
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             Withdrawing your account value                     38
             How withdrawals are taken from your account value 39 Surrendering your contract to receive its cash
               value                                            39
             Withdrawals treated as surrenders                  39
             When to expect payments                            39
             Your annuity payout options                        40

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             7. CHARGES AND EXPENSES                            42
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             Charges that AXA Equitable deducts                 42
             Charges under the contracts                        42
             Charges that the Trust deducts                     44
             Group or sponsored arrangements                    44
             Other distribution arrangements                    44

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             8. PAYMENT OF DEATH BENEFIT                        45
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             Your beneficiary and payment of benefit            45
             Non-spousal joint owner contract continuation      45
             Spousal continuation                               46
             Beneficiary continuation option                    46

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             9. TAX INFORMATION                                 49
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             Overview                                           49
             Buying a contract to fund a retirement arrangement 49
             Transfers among investment options                 49
             Taxation of nonqualified annuities                 49
             Individual retirement arrangements ("IRAs")        51
             Traditional individual retirement annuities
               ("traditional IRAs")                             52
             Roth individual retirement annuities ("Roth IRAs") 56 Federal and state income tax withholding and
               information reporting                            59
             Impact of taxes to AXA Equitable                   60

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             10. MORE INFORMATION                               61
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             About Separate Account No. 49                      61
             About Separate Account No. 68                      61
             About the Trust                                    61
             About the general account                          62
             About other methods of payment                     62
             Dates and prices at which contract events occur    62
             About your voting rights                           63
             Statutory compliance                               63
             About legal proceedings                            63
             Financial statements                               63
             Transfers of ownership, collateral assignments,
               loans, and borrowing                             64
             About Custodial IRAs                               64
             Distribution of the contracts                      64

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             11. INCORPORATION OF CERTAIN DOCUMENTS BY
               REFERENCE                                        67
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        APPENDICES
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          I  --  Condensed financial information                     I-1
         II  --  State contract availability and/or variations of
                   certain features and benefits                    II-1
        III  --  Segment Interim Value                             III-1
         IV  --  Index Publishers                                   IV-1
          V  --  Segment Maturity Date and Segment Start Date
                   examples                                          V-1
         VI  --  Purchase considerations for defined benefit and
                   defined contribution plans                       VI-1

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        STATEMENT OF ADDITIONAL INFORMATION
          Table of contents
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                          CONTENTS OF THIS PROSPECTUS

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $558.7 billion in assets as of December 31, 2016. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

Definitions of key terms


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ACCOUNT VALUE -- Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

ANNUAL LOCK ANNIVERSARY -- The end of each Annual Lock Period.

ANNUAL LOCK ANNIVERSARY ENDING AMOUNT -- The amount on an Annual Lock Anniversary calculated for the first Annual Lock Period by adding the Annual Lock Yearly Return Amount to the Segment Investment, as adjusted for any withdrawals from that Segment. For subsequent Annual Lock Periods the amount is calculated by adding the Annual Lock Yearly Return Amount to the previous Annual Lock Anniversary Starting Amount, as adjusted for any withdrawals from that Segment. The Annual Lock Anniversary Ending Amount is used solely to calculate the Segment Maturity Value for Annual Lock Segments. The Annual Lock Anniversary Ending Amount is not credited to the contract, is not the Segment Interim Value and cannot be received upon surrender or withdrawal.

ANNUAL LOCK ANNIVERSARY STARTING AMOUNT -- The Annual Lock Anniversary Starting Amount for the first Annual Lock Period is equal to the Segment Investment, as adjusted for any withdrawals from that Segment. For subsequent Annual Lock Periods, it is equal to the Annual Lock Anniversary Ending Amount for the prior Annual Lock Period, as adjusted for any withdrawals from that Segment. The Annual Lock Anniversary Starting Amount is not credited to the contract, is not the Segment Interim Value and cannot be received upon surrender or withdrawal.

ANNUAL LOCK PERIOD -- Each of the one-year periods during an Annual Lock
Segment.

ANNUAL LOCK YEARLY RETURN AMOUNT -- Equals the Segment Investment multiplied by the Annual Lock Yearly Rate of Return for the first Annual Lock Period. For subsequent Annual Lock Periods, it is equal to the Annual Lock Anniversary Starting Amount multiplied by the corresponding Annual Lock Yearly Rate of Return.

ANNUAL LOCK SEGMENT -- Any multi-year duration Segment belonging to a Segment Type whose name includes "Annual Lock". Unlike other Segments, your return is cumulatively calculated based on Index performance each Annual Lock Period subject to the Performance Cap Rate and Segment Buffer.

ANNUAL LOCK YEARLY RATE OF RETURN -- The Rate of Return for an Annual Lock Segment during an Annual Lock Period as calculated on the Annual Lock Anniversary. If the Index Performance Rate is positive, then the Annual Lock Yearly Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Annual Lock Yearly Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Annual Lock Yearly Rate of Return is negative, but will not reflect the amount of the Segment Buffer (i.e., the first -10% of downside performance).

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

CONTRACT YEAR -- The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."

DOLLAR CAP AVERAGING PROGRAM -- Our Dollar Cap Averaging Program allows for the systematic transfer of amounts in the dollar cap averaging account into the Segment Type Holding Accounts.

INDEX -- An Index is used to determine the Segment Rate of Return for a Segment. We currently offer Segment Types based on the performance of (1) securities indices or (2) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." In the future, we may offer Segment Types based on other types of Indices.

INDEX PERFORMANCE RATE -- For a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date or from the Segment Start Date to the first Annual Lock Anniversary (and thereafter from one Annual Lock Anniversary to the next) for Annual Lock Segments. The Index Performance Rate may be positive, negative or zero.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

IRS -- Internal Revenue Service

NQ CONTRACT -- Nonqualified contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

                           DEFINITIONS OF KEY TERMS

PERFORMANCE CAP RATE -- For Standard Segments the Performance Cap Rate is the highest Segment Rate of Return that can be credited on a Segment Maturity Date. For Annual Lock Segments the Performance Cap Rate is the highest Annual Lock Yearly Rate of Return that can be applied on an Annual Lock Anniversary. The Performance Cap Rate is not an annual rate of return.

PERFORMANCE CAP THRESHOLD -- A minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.

QP CONTRACT -- An annuity contract that is an investment vehicle for a qualified plan.

SAI -- Statement of Additional Information.

SEC -- Securities and Exchange Commission.

SEGMENT -- An investment option we establish with the Index, Segment Duration and Segment Buffer of a specific Segment Type, and for which we also specify a Segment Maturity Date and Performance Cap Rate. We currently offer Standard Segments and Annual Lock Segments.

SEGMENT BUFFER -- The portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date or each Annual Lock Anniversary for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value and any Annual Lock Anniversary Ending Amount. We currently offer Segment Buffers of -10%, -20% and -30% for 6-year Standard Segments and -10% for Annual Lock Segments. The Segment Buffer for 1-year Standard Segments is -10%.

SEGMENT BUSINESS DAY -- A business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments.

SEGMENT DURATION -- The period from the Segment Start Date to the Segment Maturity Date. Segment Durations are for six years, unless the next Segment Start Date is less than six years from the contract's maturity date, in which case Segment Durations are for one year.

SEGMENT INTERIM VALUE -- The value of your investment in a Segment prior to the Segment Maturity Date.

SEGMENT INVESTMENT -- The amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.

SEGMENT MATURITY DATE -- The Segment Business Day on which a Segment ends.

SEGMENT MATURITY DATE REQUIREMENT -- You will not be permitted to invest in a Segment if the Segment Maturity Date is later than your contract maturity date.

SEGMENT MATURITY VALUE -- The value of your investment in a Segment on the Segment Maturity Date.

SEGMENT PARTICIPATION REQUIREMENTS -- The requirements that must be met before we transfer amounts from a Segment Type Holding Account to a new Segment on a Segment Start Date.

SEGMENT RATE OF RETURN -- The rate of return earned by a Segment as calculated on the Segment Maturity Date. The Segment Rate of Return is calculated differently for Standard Segments and Annual Lock Segments.

SEGMENT RETURN AMOUNT -- Equals the Segment Investment multiplied by the Segment Rate of Return.

SEGMENT START DATE -- The Segment Business Day on which a new Segment is established.

SEGMENT TYPE -- Comprises all Standard Segments or Annual Lock Segments having the same Index, Segment Duration and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account.

SEGMENT TYPE HOLDING ACCOUNT -- An account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.

STANDARD SEGMENT -- Any Segment that is not an Annual Lock Segment.

STRUCTURED INVESTMENT OPTION -- An investment option that permits you to invest in various Segments, each tied to the performance of an Index, and participate in the performance of that Index.

                           DEFINITIONS OF KEY TERMS

Structured Capital Strategies(R) PLUS at a glance -- key features

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VARIABLE INVESTMENT OPTIONS  The variable investment options invest in portfolios sub-advised by professional investment advisers. The
                             contract currently offers two variable investment options.
                             Depending upon the performance of the variable investment
                             options, you could lose money by investing in one or more
                             variable investment options.
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STRUCTURED INVESTMENT        See "Definition of key terms" on the prior page and
OPTION                       "Contract features and benefits" later in this Prospectus
                             for more detailed explanations of terms associated with the
                             Structured Investment Option.
                             ------------------------------------------------------------
                             .   Investments in Segments are not investments in
                                 underlying mutual funds; Segments are not "index
                                 funds." Each Segment Type offers an opportunity to
                                 invest in a Segment that is tied to the performance of
                                 a Securities Index or exchange-trade fund. Throughout
                                 this Prospectus, we refer to these indices and
                                 exchange-traded funds using the term "Index" or,
                                 collectively, "Indices." You participate in the
                                 performance of that Index by investing in the Segment.
                                 You do not participate in the investment results of any
                                 assets we hold in relation to the Segments. We hold
                                 assets in a "non-unitized" separate account we have
                                 established under the New York Insurance Law to support
                                 our obligations under the Structured Investment Option.
                                 We calculate the results of an investment in a Segment
                                 pursuant to one or more formulas described later in
                                 this Prospectus. Depending upon the performance of the
                                 Indices, you could lose money by investing in one or
                                 more Segments.
                             .   An "Index" is used to determine the Segment Rate of
                                 Return for a Segment. We currently offer Segment Types
                                 based on the performance of (1) securities indices and
                                 (2) exchange-traded funds. In the future, we may offer
                                 Segment Types based on other types of Indices. The
                                 Indices are as follows:
                                -- S&P 500 Price Return Index;
                                -- Russell 2000(R) Price Return Index; and
                                -- iShares(R) MSCI EAFE ETF.
                             .   The Segment Return Amount will only be applied on the
                                 Segment Maturity Date.
                             .   The Segment Rate of Return could be positive, zero, or
                                 negative. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR
                                 PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE
                                 EXTENT THEY EXCEED THE APPLICABLE SEGMENT BUFFER.
                             .   We will declare a Performance Cap Rate for each Segment
                                 on the Segment Start Date. The Performance Cap Rate for
                                 the same Segment may be different for owners who elect
                                 that Segment during their first Contract Year than for
                                 owners who are in their second or later Contract Year.
                                 The Performance Cap Rate is the maximum Segment Rate of
                                 Return that can be credited on the Segment Maturity
                                 Date or used to calculate the maximum Annual Lock
                                 Yearly Rate of Return on an Annual Lock Anniversary for
                                 that Segment. The Performance Cap Rate may limit your
                                 participation in any increases in the underlying Index
                                 associated with a Segment. Our minimum Performance Cap
                                 Rates for 6 year Standard Segments is 12% (2% for 1
                                 year Standard Segments when available). Our minimum
                                 Performance Cap Rate for Annual Lock Segments is 2%. WE
                                 WILL NOT OPEN A SEGMENT WITH A PERFORMANCE CAP RATE
                                 BELOW THE APPLICABLE MINIMUM PERFORMANCE CAP RATE. In
                                 some cases, we may decide not to declare a Performance
                                 Cap Rate for a Segment, in which case there is no
                                 maximum Segment Rate of Return for that Segment.
                             .   On any date prior to segment maturity, we calculate the
                                 Segment Interim Value for each Segment as described in
                                 "Appendix III -- Segment Interim Value". This amount
                                 may be less than the amount invested, may be less than
                                 the Annual Lock Anniversary Ending Amount on each
                                 Annual Lock Anniversary and may be less than the amount
                                 you would receive had you held the investment until
                                 Segment maturity. The Segment Interim Value will
                                 generally be negatively affected by increases in the
                                 expected volatility of index prices, interest rate
                                 increases, and by poor market performance. All other
                                 factors being equal, the Segment Interim Value would be
                                 lower the earlier a withdrawal or surrender is made
                                 during a Segment. Also, participation in upside
                                 performance for early withdrawals is pro-rated based on
                                 the period those amounts were invested in a Segment.
                                 This means you participate to a lesser extent in upside
                                 performance the earlier you take a withdrawal.
                             .   You can set a Performance Cap Threshold for any Segment
                                 Type in which you plan to invest. By doing so, amounts
                                 you allocate to a Segment Type Holding Account will
                                 only be transferred into a new Segment if the
                                 Performance Cap Rate we declare for that Segment is
                                 equal to or exceeds your Performance Cap Threshold.
                                A Performance Cap Threshold will remain in effect
                                through the first scheduled Segment Start Date that is
                                at least two months after your Performance Cap Threshold
                                election (the "PCT Expiry Date"). For example, if a
                                Performance Cap Threshold becomes effective on Monday,
                                August 1st, it is effective through Thursday, October
                                6th. If a Performance Cap Threshold becomes effective on
                                December 29th, 30th, 31st, or July 31st, then the PCT
                                Expiry Date will be the day of the first scheduled
                                Segment Start Date in March or October,
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       STRUCTURED CAPITAL STRATEGIES(R) PLUS AT A GLANCE -- KEY FEATURES

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STRUCTURED INVESTMENT     respectively. This means that if the declared
OPTION (CONTINUED)        Performance Cap Rate for a Segment has not matched or
                          exceeded your Performance Cap Threshold on any of the
                          scheduled Segment Start Dates on or before the PCT
                          Expiry Date, any amounts in the applicable Segment Type
                          Holding Account (including any funds transferred to that
                          holding account after the Performance Cap Threshold
                          becomes effective) on the business day immediately
                          preceding the next scheduled Segment Start Date after
                          the PCT Expiry Date will automatically be transferred
                          into the Segment created on that Segment Start Date,
                          unless you specify a new Performance Cap Threshold prior
                          to that date.
                          If you do not specify a Performance Cap Threshold, or
                          your Performance Cap Threshold expires, you run the risk
                          that you will be automatically transferred into a
                          Segment with a Performance Cap Rate that is not
                          acceptable to you. Performance Cap Thresholds are not
                          available if you invest in the Dollar Cap Averaging
                          Program. For more information about the operation of
                          Performance Cap Thresholds, see "Segment Partic- ipation
                          Requirements" in "Contract features and benefits" later
                          in this Prospectus.

  . The following chart provides a comparison of certain differences between Segment Types.

--------------------------------------------------------------------------------
                                                                     MINIMUM
           SEGMENT                 SEGMENT            SEGMENT       PERFORMANCE
            TYPE                   DURATIONS          BUFFERS       CAP RATES
--------------------------------------------------------------------------------
Standard                       6 year, (1 year*)  -10%, -20%, -30%  12%, (2%*)
--------------------------------------------------------------------------------
Annual Lock                         6 year              -10%            2%
--------------------------------------------------------------------------------
*  1 year Standard Segments are not available until the Segment Maturity Date
   Requirement for 6 year Standard Segments and 6 year Annual Lock Segments can no longer be met (i.e., the next Segment Start Date is less than six years from your maturity date). The 1 year Standard Segments are only available with the -10% buffer. The iShares(R) MSCI EAFE EFT is not available with the
   1 year Standard Segments.

                      .   BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT BUFFER
                          ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE
                          SEGMENT MATURITY DATE OR FROM THE SEGMENT START DATE TO
                          THE FIRST ANNUAL LOCK ANNIVERSARY (AND THEREAFTER FROM
                          EACH ANNUAL LOCK ANNIVERSARY TO THE NEXT) FOR ANNUAL
                          LOCK SEGMENTS, NOT ANNUAL RATES OF RETURN, EVEN IF THE
                          SEGMENT DURATION IS LONGER THAN ONE YEAR. YOUR
                          PERFORMANCE CAP THRESHOLD IS ALSO NOT AN ANNUAL RATE OF
                          RETURN.
                      .   THE HIGHEST LEVEL OF PROTECTION ON A SEGMENT MATURITY
                          DATE IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF
                          PROTECTION IS THE -10% SEGMENT BUFFER.
                      .   THIS PRODUCT GENERALLY OFFERS GREATER UPSIDE POTENTIAL,
                          BUT LESS DOWNSIDE PROTECTION, ON A SEGMENT MATURITY
                          DATE THAN FIXED INDEXED ANNUITIES, WHICH PROVIDE A
                          GUARANTEED MINIMUM RETURN.
----------------------------------------------------------------------------------

TAX CONSIDERATIONS  .   On earnings inside the      No tax until you make withdrawals
                        contract                    from your contract or receive
                                                    annuity payments.
                    --------------------------------------------------------------------
                    .   On transfers inside the     No tax on transfers among
                        contract                    investment options, including on a
                                                    Segment Maturity Date.
                    --------------------------------------------------------------------
                    If you are purchasing an annuity contract as an Individual
                    Retirement Annuity (IRA) or to fund an employer retirement plan
                    (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already
                    provided by the Internal Revenue Code for individual retirement arrangements. Before purchasing this contract, you should
                    consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of this contract with any other investment that you may use in connection with your
                    individual retirement arrangement. You should also be aware that income received under the contract is taxable as ordinary income and not as capital gain. For more information, see "Tax
                    information" later in this Prospectus.
----------------------------------------------------------------------------------------

CONTRIBUTION AMOUNTS  .   NQ
                         $25,000 (initial) (minimum)
                         $500 (subsequent) (minimum)
                      .   Traditional or Roth IRA
                         $25,000 (initial) (minimum)
                         $50 (subsequent) (minimum)
                      .   QP (defined contribution or defined benefit)
                         $25,000 (initial) (minimum)
                         $500 (subsequent) (minimum)
                      .   Maximum contribution limitations apply to all contracts.
                      --------------------------------------------------------------
                      In general, contributions are limited to $1.5 million under all Structured Capital Strategies(R) contracts with the
                      same owner or annuitant and $2.5 million under all AXA
                      Equitable annuity accumulation contracts with the same
                      owner or annuitant. Higher contributions may only be made
                      with our prior approval. Upon advance notice to you, we may exercise certain rights we have under the contract
                      regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                      limitations, and (ii) discontinue acceptance of
                      contributions including contributions in general, or to
                      particular investment options. In addition, we may, at any time, exercise our right to limit or terminate transfers
                      into any variable investment option. For more information, see "How you can purchase and contribute to your contract"
                      in "Contract features and benefits" later in this
                      Prospectus. For contracts issued to qualified plans, see
                      "Appendix VI" later in this Prospectus.
------------------------------------------------------------------------------------

       STRUCTURED CAPITAL STRATEGIES(R) PLUS AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY       .   Partial withdrawals
                           .   Contract surrender
                           .   You may be subject to tax on any income you receive
                               and, unless you are 59 1/2 or another exception
                               applies, an additional 10% federal income tax penalty.
                               You may also incur a withdrawal charge for certain
                               withdrawals or if you surrender your contract.
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Dollar Cap Averaging Program
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  0-85
AGES
---------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must notify us,
                           with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period
                           may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
---------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. ALL SEGMENT TYPES MAY NOT BE AVAILABLE IN ALL STATES. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS TO THIS CONTRACT, SEE "APPENDIX II" LATER IN THIS PROSPECTUS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether this contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

       STRUCTURED CAPITAL STRATEGIES(R) PLUS AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, request special services or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

----------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST
 CERTAIN TRANSACTIONS
----------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you
surrender your contract or make certain
withdrawals or apply your cash value to certain
payout options).                                       6.00%/(2)/

Charge for each additional transfer in excess of   Maximum Charge: $35
12 transfers per contract year:/(3)/               Current Charge: $0

SPECIAL SERVICES CHARGES

..   Wire transfer charge       Current and Maximum Charge:  $90

..   Express mail charge        Current and Maximum Charge:  $35

..   Duplicate contract charge  Current and Maximum Charge:  $35/(5)/

..   Check preparation          Maximum Charge               $85
    charge/(4)/                Current Charge               $0

..   Charge for third-party     Maximum Charge               $125
    transfer or exchange/(4)/  Current Charge               $65/(5)/
---------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS
 (INCLUDING THE SEGMENT TYPE HOLDING ACCOUNTS) EXPRESSED AS AN
 ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:
Variable Investment Option fee/(6)/                          1.15%
This fee does not apply to amounts held in a Segment.

-------------------------------------------------------------------------------------
 ADJUSTMENTS FOR EARLY SURRENDER OR WITHDRAWAL FROM A SEGMENT
-------------------------------------------------------------------------------------
 WHEN CALCULATION IS MADE                    MAXIMUM AMOUNT THAT MAY BE LOST/(7)/
-------------------------------------------------------------------------------------
                                          -10% BUFFER    -20% BUFFER    -30% BUFFER
-------------------------------------------------------------------------------------
Segment Interim Value is applied on      90% of Segment 80% of Segment 70% of Segment
surrender or withdrawal from a Segment   Investment     Investment     Investment
prior to its Segment Maturity Date
-------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust Prospectus for the portfolio.

-------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2016 (expenses that are deducted from portfolio  Lowest Highest
assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(8)/        0.72%  1.05%
-------------------------------------------------------------------------------------------------------------

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

                                   FEE TABLE

Contract Year
-------------
     1........ 6.00%
     2........ 6.00%
     3........ 5.00%
     4........ 5.00%
     5........ 4.00%
     6........ 3.00%
     7+....... 0.00%

(3)Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each variable transfer at the time each transfer is processed. See "Transfer charge" in "Charges and expenses" later in this Prospectus. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.

(4)The charge will not exceed 2% of the amount disbursed or transferred.

(5)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(6)On a non-guaranteed basis, we may waive any portion of the variable investment option fee as it applies to the EQ/Money Market variable investment option (including any amounts in the dollar cap averaging account) to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the variable investment option fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. See "Variable Investment Option fee" in "Charges and expenses" later in this Prospectus.

(7)The actual amount of the Segment Interim Value is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date, as discussed in "Appendix III" later in this Prospectus. The maximum loss would occur if there is a total distribution for a Segment with a -10%, -20% or -30% buffer at a time when the Index price has declined to zero. For Annual Lock Segments, this is the maximum amount you could lose during each Annual Lock Period. The maximum loss for an Annual Lock Segment could be greater than 90%. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date or Annual Lock Anniversary, any upside performance will be limited to a percentage lower than the Performance Cap Rate.

(8)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request. For a complete description of portfolio charges and expenses, please see the prospectuses for the Trust.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated.

The Dollar Cap Averaging Program is not covered by the fee table and examples. While there is no fee for using the Dollar Cap Averaging Program, any applicable variable investment option fee amount and withdrawal charges do apply to amounts residing in the dollar cap averaging account.

You can find examples illustrating the Structured Investment Option under "Structured Investment Option" in "Contract Features and Benefits." Withdrawal charges, if any, also apply to the Structured Investment Option.

These examples should not be considered a representation of past or future expenses for any variable investment option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) the total annual expenses of the portfolios set forth in the previous tables; and (ii) there is no waiver of any withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
---------------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
AXABalanced Strategy                 $831    $1,212    $1,619    $2,611    $231     $712     $1,219    $2,611
---------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                       $796    $1,107    $1,443    $2,255    $196     $607     $1,043    $2,255
---------------------------------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2016.

                                   FEE TABLE

1. Risk factors

--------------------------------------------------------------------------------

This section discusses risks associated with some features of the contract. See "Definition of key terms" earlier in this Prospectus and "Contract features and benefits" later in this Prospectus for more detailed explanations of terms associated with the Structured Investment Option.

..   There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index Performance Rate that exceeds the Segment Buffer on the Segment Maturity Date or Annual Lock Anniversary. The highest level of protection provided by a single Segment Investment Option is the -30% Segment Buffer (only available on certain Segments) and the lowest level of protection is the -10% Segment Buffer.

   FOR STANDARD SEGMENTS. For example, the -10% Segment Buffer protects your Segment Investment against the first 10% of loss. If the Index Performance Rate declines by more than the Segment Buffer, you will lose an amount equal to 1% of your Segment Investment for every 1% that the Index Performance Rate declines below the Segment Buffer. This means that you could lose up to 70% of your principal with a -30% Segment Buffer, up to 80% of your principal with a -20% Segment Buffer and up to 90% of your principal with a -10% Segment Buffer. Each time you roll over your Segment Maturity Value into a new Standard Segment you are subject to the same risk of loss as described above.

   FOR ANNUAL LOCK SEGMENTS. The -10% Segment Buffer protects against the first 10% of loss each Annual Lock Period. If the Index Performance Rate declines by more than the Segment Buffer during an Annual Lock Period, you will lose an amount equal to 1% of your Segment Investment (if the decline occurs during the first Annual Lock Period and of your Annual Lock Anniversary Starting Amount thereafter) for every 1% that the Index Performance Rate declines below the Segment Buffer. This means that during an Annual Lock Period you could lose up to 90% of your Segment Investment (if the decline occurs during the first Annual Lock Period and of your Annual Lock Anniversary Starting Amount thereafter) with the -10% Segment Buffer. The cumulative result means that you could lose more than 90% of your principal in an Annual Lock Segment. Each time you roll over your Segment Maturity Value into a new Annual Lock Segment you are subject to the same risk of loss as described above.

..   For Standard Segments, your Segment Rate of Return for any Segment is limited by its Performance Cap Rate, which could cause your Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index. For Annual Lock Segments, your Annual Lock Yearly Rate of Return for any Segment is limited by its Performance Cap Rate, which could cause your Annual Lock Yearly Rate of Return and Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.

..   We declare a Performance Cap Rate for each Segment, which is the maximum
    Segment Rate of Return that can be credited on the Segment Maturity Date or used to calculate the maximum Annual Lock Yearly Rate of Return on each Annual Lock Anniversary for that Segment. The Performance Cap Rate may limit your participation in any increases in the underlying Index associated with a Segment. Our minimum Performance Cap Rates for 6 year Standard Segments is 12% (2% for 1 year Standard Segments when available). Our minimum Performance Cap Rate for Annual Lock Segments is 2%. WE WILL NOT OPEN A SEGMENT WITH A PERFORMANCE CAP RATE BELOW THE APPLICABLE MINIMUM PERFORMANCE CAP RATE. In some cases, we may decide not to declare a Performance Cap Rate for a Segment, in which case there is no maximum Segment Rate of Return for that Segment.

..   The Performance Cap Rate is determined on the Segment Start Date. The
    Performance Cap Rate for the same Segment may be higher for owners who elect that Segment during their first Contract Year than for owners who are in their second or later Contract Year. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, for as long as the Performance Cap Threshold is in effect.

   A Performance Cap Threshold will be in effect until the PCT Expiry Date. This means that if the declared Performance Cap Rate for a Segment has not matched or exceeded your Performance Cap Threshold on any of the scheduled Segment Start Dates before the PCT Expiry Date, any amounts in the applicable Segment Type Holding Account (including any funds transferred to that holding account after your election) on the business day immediately preceding the next scheduled Segment Start Date after your PCT Expiry Date will be transferred into the Segment created on that Segment Start Date, unless you specify a new the Performance Cap Threshold prior to that date. YOU MUST SET A NEW PERFORMANCE CAP THRESHOLD PRIOR TO THE NEXT SCHEDULED SEGMENT START DATE AFTER YOUR PERFORMANCE CAP THRESHOLD EXPIRES TO AVOID HAVING AMOUNTS AUTOMATICALLY TRANSFERRED INTO THE ASSOCIATED SEGMENT, WHICH MAY HAVE A PERFORMANCE CAP RATE THAT DOES NOT MEET YOUR INVESTMENT OBJECTIVES. In addition, if your Performance Cap Threshold was satisfied on a scheduled Segment Start Date before the PCT Expiry Date and amounts in the applicable Segment Type Holding Account were transferred into a Segment, the Performance Cap Threshold will continue to apply to any amounts you subsequently transfer into that Segment Type Holding Account until the PCT Expiry Date. A "scheduled Segment Start Date" includes any date on which a Segment was scheduled to start but was not offered as of that date. A suspension of the Segment Type will not extend the PCT Expiry Date.

                                 RISK FACTORS

   If you do not specify a threshold or your Performance Cap Threshold has expired, you risk the possibility that the Performance Cap Rate established will have a lower cap than you would find acceptable. Performance Cap Thresholds are not available if you invest in the Dollar Cap Averaging Program. The Performance Cap Rate is a rate of return from the Segment Start Date to the Segment Maturity Date or from the Segment Start Date to the first Annual Lock Anniversary (and thereafter from each Annual Lock Anniversary to the next), NOT an annual rate of return, even if the Segment Duration is longer than one year.

..   The method we use in calculating your Segment Interim Value may result in an amount lower than your Segment Investment, even if the corresponding Index has experienced positive investment performance since the Segment Start Date. Also, this amount may be less than the amount you would receive had you held the investment until the Segment Maturity Date.

   -- If you take a withdrawal, including required minimum distributions, and there is insufficient value in the variable investment options, the Segment Type Holding Accounts and the dollar cap averaging account, we will withdraw amounts from any active Segments in your contract. Amounts withdrawn from active Segments will be valued using the formula for calculating the Segment Interim Value and will reduce your Segment Investment.

   -- If you die or cancel or surrender your contract before the Segment
      Maturity Date, we will pay the Segment Interim Value.

   -- Any calculation of the Segment Interim Value will generally be affected by changes in both the volatility and level of the relevant Index, as well as interest rates. The calculation of the Segment Interim Value is linked to various factors, including the value of hypothetical fixed instruments and derivatives as described in "Appendix III" of this Prospectus. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. Prior to the Segment Maturity Date you will not receive the full potential of the Performance Cap since the participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment or Annual Lock Period. Generally, you will not receive the full protection of the Segment Buffer prior to the Segment Maturity Date because the Segment Interim Value only reflects a portion of the downside protection expected to be provided on the Segment Maturity Date or Annual Lock Anniversary. As a Segment moves closer to the Segment Maturity Date or Annual Lock Anniversary, the Segment Interim Value would generally reflect higher realized gains of the Index performance or, in the case of negative performance, increased downside Segment Buffer protection. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment or Annual Lock Period. This means you participate to a lesser extent in upside performance and downside protection the earlier you take a withdrawal.

   -- The Company's decision to use investment rates, which are generally higher than swap rates, to calculate the Fair Value of Hypothetical Fixed Instruments component of the Segment Interim Value will result in a lower value for that component relative to using swap rates to calculate that component and, all other things being equal, will result in a lower recalculated Segment Investment if a partial withdrawal is taken from a Segment or a lower withdrawal amount if a full withdrawal is taken from a Segment.

..   You cannot transfer out of a Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

..   We may not offer new Segments of any or all Segment Types, so a Segment may
    not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date.

..   If a beneficiary elects the "5-year rule" under the Beneficiary continuation option (i.e., the entire account value must be fully withdrawn by the end of the calendar year which contains the fifth anniversary of the owner's death), that beneficiary is not permitted to transfer any account value that is in a variable investment option into any Segment nor are they permitted to transfer any account value from a maturing Segment into any Segment. This means that such a beneficiary can only transfer account value to the variable investment options.

..   The 1-year Standard Segments are not available until the Segment Maturity
    Date Requirement can no longer be met for the 6-year Standard Segments and 6-year Annual Lock Segments. This means that you can only invest in Segments with a Segment Duration of 6 years until the next Segment Start Date is less than six years from your contract's maturity date and, thereafter, you can only invest in 1-year Standard Segments (and the iShares(R) MSCI EAFE EFT is not available).

..   We have the right to substitute an alternative index prior to Segment
    Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

..   If a Segment cannot be matured until after the scheduled Segment Start
    Date, we may create new Segments of Segment Types that utilize unaffected Indices on the scheduled Segment Start Date. This may occur if the Segment Maturity Date for a Segment is delayed more than once because the value for the relevant underlying Index of the Segment is not published on the designated Segment Maturity Date. If your instructions include an allocation from a Segment whose Segment Maturity Date has been delayed to a new Segment whose underlying Index is unaffected, we will not be able to transfer that portion of your Segment Maturity Value from the affected Segment to the unaffected Segment. We will use reasonable efforts to allocate your Segment Maturity Value in accordance with your instructions, which may include holding amounts in Segment Type Holding Accounts until the next Segment Start Date.

..   The amounts held in a Segment Type Holding Account may earn a return that is less than the return you might have earned if those amounts were held in another variable investment option.

                                 RISK FACTORS

..   Standard Segment Types with greater protection tend to have lower
    Performance Cap Rates than other Standard Segment Types that use the same Index and duration but provide less protection.

..   The value of your variable investment options will fluctuate and you could lose some or all of your account value.

..   The level of risk you bear and your potential investment performance will differ depending on the investments you choose.

..   If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

..   If you surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

..   No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contract. An owner should look to the financial strength of AXA Equitable for its claims-paying ability.

..   The Segments track the performance of an Index. By investing in the
    Structured Investment Option, you are not actually invested in an index, an exchange-traded fund that tracks an index, or any underlying securities.

..   Your Segment Maturity Value is subject to application of the Performance
    Cap Rate and the Segment Buffer. For Standard Segments, your Segment Maturity Value is not affected by the price of the Index on any date between the Segment Start Date and the Segment Maturity Date. For Annual Lock Segments, your Annual Lock Anniversary Ending Amount is not affected by the price of the Index on any date between the Segment Start Date and the first Annual Lock Anniversary (and thereafter from each Annual Lock Anniversary to the next).

..   As an investor in the Segment, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the funds or holders of securities comprising the indices would have.

..   Values of securities can fluctuate, and sometimes wildly fluctuate, in response to changes in the financial condition of a company as well as general market, economic or political conditions.

   -- Foreign securities involve risks not associated with U.S. securities.
      Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values. There are greater risks involved with investments linked to emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

..   If you invest in a Segment that provides performance tied to the performance of the iShares(R) MSCI EAFE ETF, you should consider the following:

   -- The performance of the iShares(R) MSCI EAFE ETF may not replicate the performance of, and may underperform the MSCI EAFE Index (the "underlying index"). The price of the iShares(R) MSCI EAFE ETF will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) MSCI EAFE ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) MSCI EAFE ETF and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index.

   -- The investment objective and strategies of the iShares(R) MSCI EAFE ETF are potentially subject to change.

   -- The iShares(R) MSCI EAFE ETF invests in foreign securities.

..   Past performance of an index is not an indication of its future performance.

CYBERSECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.

                                 RISK FACTORS

FIDUCIARY RULE

In 2016, the Department of Labor issued a final rule that significantly expands the definition of "investment advice" and increases the circumstances in which companies and broker-dealers, insurance agencies and other financial institutions that sell our products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 ("ERISA") or individual retirement accounts ("IRAs"). It is not yet certain how, if at all, the implementation of this rule will change our business, results of operations or financial condition. The Department of Labor also introduced amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that would increase fiduciary requirements in connection with transactions involving ERISA plans, plan participants and IRAs, and that would apply more onerous disclosure and contract requirements to such transactions. The Department of Labor has delayed the rule's implementation. If the rule does take effect, it may be necessary for us to change sales representative and/or broker compensation, limit the assistance or advice provided to owners of our annuities, or otherwise change the manner of design and sales support of the annuities at that time. These changes could have an adverse impact on the level and type of services provided and compliance with the rule could also increase our overall operational costs for providing some of the services currently provided. Further, these changes may lead to greater exposure to legal claims in certain circumstances, including an increased risk of Department of Labor enforcement actions, and an increased risk of litigation, including class-actions.

                                 RISK FACTORS

2. How to reach us

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Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
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 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
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 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
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 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including when money is transferred into a Segment from a Segment Type Holding Account; when money is not transferred from a Segment Type Holding Account into a Segment on a Segment Start Date for any reason; when a Segment matures; when you change a Performance Cap Threshold; or when you change your current instructions; and

..   at the close of each calendar quarter and statement of your contract values at the close of each calendar year.

See "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.
--------------------------------------------------------------------------------
 ONLINE ACCOUNT ACCESS SYSTEM:

Online Account Access is designed to provide you with up-to-date information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   your Performance Cap Threshold;

..   your instructions on file for allocating the Segment Maturity Value on the
    Segment Maturity Date;

..   the number of units you have in the variable investment options and the
    Segment Type Holding Accounts;

..   the daily unit values for the variable investment options and the Segment
    Type Holding Accounts; and

..   performance information regarding the variable investment options.

You can also:

..   change your allocation percentages and/or transfer among the variable investment options (not available for transfers to Segment Type Holding Accounts);

..   change your password;

..   elect to receive certain contract statements electronically;

..   change your address;

..   elect or change your Performance Cap Threshold; and

..   access "Frequently Asked Questions" and certain service forms.

Online Account Access is normally available seven days a week, 24 hours a day. You may use Online Account Access by visiting our website at www.axa.com and clicking on Online Account Access. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated through the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable

                                HOW TO REACH US
procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-877-899-3743) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days.

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for transfers, including transfers of your Segment Maturity Value on a Segment Maturity Date, by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;

(5)election of a predetermined form of death benefit payout;

(6)IRA contribution recharacterizations;

(7)Section 1035 exchanges;

(8)direct transfers and specified direct rollovers;

(9)death claims;

(10)change in ownership (NQ only, if available under your contract);

(11)purchase by, or change of ownership to, a non-natural owner;

(12)requests to transfer, re-allocate, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through the Online Account Access systems);

(13)establishing and changing a Performance Cap Threshold;

(14)providing instructions for allocating the Segment Maturity Value on the Segment Maturity Date;

(15)requests for withdrawals, including withdrawals of the Segment Maturity Value on the Segment Maturity Date; and

(16)requests for contract surrender.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date; and

(2)instructions to withdraw your Segment Maturity Value on the Segment Maturity Date.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes; and

(2)dollar cap averaging.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)the date annuity payments are to begin; and

(2)dollar cap averaging.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                HOW TO REACH US

3. Contract features and benefits

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HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including another traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including traditional IRA or another Roth IRA. For a QP contract, your initial contribution and any subsequent contributions must be a direct transfer from other investments within an existing qualified plan trust. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. Please see Appendix II later in this Prospectus for any applicable state variations.

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WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution if (i) the aggregate contributions under one or more Structured Capital Strategies(R) contracts with the same owner or annuitant would then total more than $1,500,000; or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria we determine, including issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix II later in this Prospectus for more information on state variations.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

..   Change our contribution requirements and limitations and our transfer rules, including to:

   -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

   -- discontinue the acceptance of subsequent contributions to the contract;

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options; and

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the Segment Type Holding Accounts or the Segments.

..   Further limit the number of Segment Type Holding Accounts and Segments you may invest in at any one time.

..   Limit or terminate new contributions or transfers to any variable investment option, Segment Type Holding Account or Segment ("investment options").

WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON CONTRIBUTIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENT TYPES. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR ACCOUNT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

                        CONTRACT FEATURES AND BENEFITS

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                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
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NQ                    0 through 85        .   $25,000          .   After-tax money.         .   You may make
                                              (initial)        .   Paid to us by                subsequent
                                          .   $500                 check or                     contributions
                                              (subsequent)         transfer of                  to the contract
                                                                   contract value               until the later
                                                                   in a tax                     of attained age
                                                                   deferred                     86 or, if
                                                                   exchange under               later, the
                                                                   Section 1035 of              first contract
                                                                   the Internal                 date
                                                                   Revenue Code.                anniversary.
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Traditional IRA       0 through 85        .   $25,000          .   Eligible                 .   You may make
                                              (initial)            rollover                     rollover or
                                          .   $50 (subsequent)     distributions                direct transfer
                                                                   from 403(b)                  contributions
                                                                   plans,                       until the later
                                                                   qualified plans              of attained age
                                                                   and                          86 or the first
                                                                   governmental                 contract date
                                                                   employer 457(b)              anniversary.
                                                                   plans.                   .   Contributions
                                                               .   Rollovers from               made after age
                                                                   another                      70 1/2 must be
                                                                   traditional                  net of required
                                                                   individual                   minimum
                                                                   retirement                   distributions.
                                                                   arrangement.             .   Although we
                                                               .   Direct                       accept regular
                                                                   custodian-to-                IRA
                                                                   custodian                    contributions
                                                                   transfers from               (limited to
                                                                   another                      $5,500 per
                                                                   traditional                  calendar year)
                                                                   individual                   under
                                                                   retirement                   traditional IRA
                                                                   arrangement.                 contracts, we
                                                               .   Regular IRA                  intend that the
                                                                   contributions.               contract be
                                                               .   Additional                   used primarily
                                                                   catch-up                     for rollover
                                                                   contributions.               and direct
                                                                                                transfer
                                                                                                contributions.
                                                                                            .   Subsequent
                                                                                                catch-up
                                                                                                contributions
                                                                                                of up to $1,000
                                                                                                per calendar
                                                                                                year where the
                                                                                                owner is at
                                                                                                least age 50
                                                                                                but under age
                                                                                                70 1/2 at any
                                                                                                time during the
                                                                                                calendar year
                                                                                                for which the
                                                                                                contribution is
                                                                                                made.
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(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.

                        CONTRACT FEATURES AND BENEFITS

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                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
-----------------------------------------------------------------------------------------------------------------------
Roth IRA         0 through 85             .   $25,000          .   Rollovers from   .   You may make
                                              (initial)            another Roth         rollover or
                                          .   $50 (subsequent)     IRA.                 direct transfer
                                                               .   Rollovers from       contributions
                                                                   a designated         until the later
                                                                   Roth                 of attained age
                                                                   contribution         86 or the first
                                                                   account under        contract date
                                                                   specified            anniversary.
                                                                   retirement       .   Conversion
                                                                   plans.               rollovers after
                                                               .   Conversion           age 70 1/2 must
                                                                   rollovers from       be net of
                                                                   a traditional        required
                                                                   IRA or other         minimum
                                                                   eligible             distributions
                                                                   retirement plan.     for the
                                                               .   Direct               traditional IRA
                                                                   custodian-to-        or other
                                                                   custodian            eligible
                                                                   transfers from       retirement plan
                                                                   another Roth         that is the
                                                                   individual           source of the
                                                                   retirement           conversion
                                                                   arrangement.         rollover.
                                                               .   Regular Roth     .   Although we
                                                                   IRA                  accept Roth IRA
                                                                   contributions.       contributions
                                                               .   Additional           (limited to
                                                                   catch-up             $5,500 per
                                                                   contributions.       calendar year)
                                                                                        under Roth IRA
                                                                                        contracts, we
                                                                                        intend that the
                                                                                        contract be
                                                                                        used primarily
                                                                                        for rollover
                                                                                        and direct
                                                                                        transfer
                                                                                        contributions.
                                                                                    .   Subsequent
                                                                                        catch-up
                                                                                        contributions
                                                                                        of up to $1,000
                                                                                        per calendar
                                                                                        year where the
                                                                                        owner is at
                                                                                        least 50 at any
                                                                                        time during the
                                                                                        calendar year
                                                                                        for which the
                                                                                        contribution is
                                                                                        made.
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QP (defined      20-75                    .   $25,000          .   Only transfer    .   For 401(k)
benefit and                                   (initial)            contributions        plans,
defined                                   .   $500                 from other           transferred
contribution)                                 (subsequent)         investments          contributions
                                                                   within an            may not include
                                                                   existing             any after-tax
                                                                   qualified plan       contributions,
                                                                   trust.               including
                                                               .   The plan must        designated Roth
                                                                   be qualified         contributions.
                                                                   under Section    .   We do not
                                                                   401(a) of the        accept
                                                                   Internal             contributions
                                                                   Revenue Code.        directly from
                                                                                        the employer.
                                                                                    .   We reserve the
                                                                                        right to limit
                                                                                        aggregate
                                                                                        contributions
                                                                                        made each
                                                                                        contract year
                                                                                        after the first
                                                                                        contract year
                                                                                        to 100% of the
                                                                                        first contract
                                                                                        year
                                                                                        contributions.
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(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.

                        CONTRACT FEATURES AND BENEFITS

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. We reserve the right to prohibit availability of this contract to any non-natural owner.

Owners which are not individuals may be required to complete the appropriate Form W-8 describing the entity type to avoid 30% FATCA withholding from U.S.-source income.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and may be required to take post-death distributions.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix VI later in this Prospectus for more information on QP contracts.

In certain states, where QP contracts are not available, we permit defined benefit and defined contribution plan trusts to use pooled plan assets to purchase NQ contracts. See "Appendix VI: Purchase considerations for defined benefit and defined contribution plans" later in this Prospectus.

In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Structured Investment Option, you should strongly consider "split-funding": that is the trust holds investments in addition to this Structured Capital Strategies(R) contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Structured Capital Strategies(R) contract is the only source for such distributions, you may need to take withdrawals from Segments before their Segment Maturity Dates. See the discussion of the Structured Investment Option later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made for NQ contracts, pursuant to an intended Section 1035 tax-free exchange or for IRA contracts, pursuant to a direct transfer. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including a traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including a traditional IRA or another Roth IRA. For QP contracts, all contributions must be transfers from another investment within an existing qualified plan trust. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

For your convenience, we will accept initial and subsequent contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. These methods of payment are discussed in detail in "More information" later in this Prospectus.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the time requirements set by applicable rules of the Financial Industry Regulatory Authority ("FINRA"). Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your application is in good order when we receive it from AXA Advisors for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are

                        CONTRACT FEATURES AND BENEFITS
unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation instructions determine how your contributions are allocated, which may be among one or more of the investment options. The maximum number of Segments that may be active in your contract at any time is 136. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed that limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option. We will notify you that your allocation instructions have exceeded the maximum number of Segments and request new instructions when the proceeds are defaulted into the EQ/Money Market Account. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. Subsequent contributions are allocated according to instructions on file unless you provide new instructions. We discuss account value in "Determining your contract's value" later in this Prospectus.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the Segments comprising the Structured Investment Option and the Dollar Cap Averaging Program. The term variable investment options includes the Segment Type Holding Accounts unless otherwise noted. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Structured Investment Option and the Segment Type Holding Accounts are discussed later in this section under "Structured Investment Option." The Dollar Cap Averaging Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. See "Dollar Cap Averaging Program" later in this section for more information.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Because the variable investment options are not Segments, they are not subject to any Segment Buffer. You can lose all of your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their sub-advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers into any of the variable investment options and to limit the number of variable investment options you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUST

We offer an affiliated Trust, which in turn offers one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy") and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

ASSET TRANSFER PROGRAM. Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program
(ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 (CLASS IB SHARES)                                                                                   VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                        SUB-ADVISER                    MANAGEMENT
------------------------------------------------------------------------------------------------------------------
AXA BALANCED         Seeks long-term capital appreciation and         .   AXA Equitable Funds        (check mark)
  STRATEGY           current income.                                      Management Group, LLC
------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income,  .   The Dreyfus Corporation
                     preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUST CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-877-899-3743.

                        CONTRACT FEATURES AND BENEFITS

STRUCTURED INVESTMENT OPTION

The Structured Investment Option consists of a number of Segment Types, each of which provides a rate of return tied to the performance of a specified Securities Index or exchange-traded fund. You generally have the opportunity to invest in any of the Segment Types described below, subject to the requirements, limitations and procedures disclosed in this section. You participate in the performance of an Index by investing in the corresponding Segment. Investments in Segments are not investments in underlying mutual funds; Segments are not "index funds."

SEGMENT TYPES

You can invest in Standard Segment Types and Annual Lock Segment Types. We are not obligated to offer any one particular Segment Type. Also, we are not obligated to offer any Segment Types. Each investment in a Segment Type that starts on a particular Segment Start Date is referred to as a Segment.

A Segment Type refers to all Standard Segments or Annual Lock Segments that have the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. Please refer to the "Definitions of key terms" section earlier in this Prospectus for a discussion of these terms.

The following chart lists the current Standard Segment Types:

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            INDEX                    SEGMENT DURATION                     SEGMENT BUFFER
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S&P 500 Price Return Index                6 year                         -10%; -20%; -30%
                                          1 year*                              -10%
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Russell 2000(R) Price Return              6 year                         -10%; -20%; -30%
Index                                     1 year*                              -10%
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iShares(R) MSCI EAFE EFT                  6 year                               -10%
------------------------------------------------------------------------------------------------------

* Standard Segments with a 1 year Segment Duration are not available until the Segment Maturity Date Requirement for 6 year Standard Segments and 6 year Annual Lock Segments can no longer be met (i.e., the next Segment Start Date is less than six years from your maturity date). The 1 year Segments are only available with the -10% buffer.

The following chart lists the current Annual Lock Segment Types:

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                 INDEX                              SEGMENT DURATION                           ANNUAL BUFFER
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Price Return Index Annual Lock                   6 year                                    -10%
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Russell 2000 Price Return Index Annual                   6 year                                    -10%
Lock
--------------------------------------------------------------------------------------------------------------------------
iShares(R) MSCI EAFE EFT Annual Lock                     6 year                                    -10%
--------------------------------------------------------------------------------------------------------------------------

ON A SEGMENT MATURITY DATE, THE HIGHEST LEVEL OF PROTECTION IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF PROTECTION IS THE -10% SEGMENT BUFFER.

The Indices are described in more detail below, under the heading "Indices."

Each Segment has a Performance Cap Rate that we set on the Segment Start Date. See "Performance Cap Rate" below. The Performance Cap Rate for the same Segment may be higher for owners who elect that Segment during their first Contract Year than for owners who are in their second or later Contract Year.

STANDARD SEGMENT EXAMPLE: For the S&P 500 Price Return Index/6 year/-20% Segment Type, a Segment could be established as S&P 500 Price Return Index/6 year/-20% with a 45% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for six years starting from the Segment Start Date. If the Index performs positively during this period, your Segment Rate of Return could be as much as 45% for that Segment Duration. If the Index performs negatively during this period, at maturity you will be protected from the first 20% of the Index's decline. If the Index performance is between -20% and 0%, your Segment Maturity Value on the Segment Maturity Date will be equal to your Segment Investment.

ANNUAL LOCK SEGMENT EXAMPLE: For the S&P 500 Price Return Index Annual Lock/6 year annual lock/-10% Segment Type, a Segment could be established as S&P 500 Price Return Index Annual Lock/6 year annual lock/-10% with a 10% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for six one-year periods starting from the Segment Start Date. If the Index performs positively during an Annual Lock Period, your Rate of Return could be as much as 10% for that Annual Lock Period. If the Index performs negatively during an Annual Lock Period, at that Annual Lock Anniversary you will be protected from the first 10% of the Index's decline. If the Index performance is between -10% and 0% for that Annual Lock Period, your Annual Lock Anniversary Ending Amount on that Annual Lock Anniversary will be equal to the Annual Lock Anniversary Starting Amount (or Segment Investment for the first Annual Lock Period).

PLEASE NOTE THE FOLLOWING:

..   STANDARD SEGMENT TYPES WITH GREATER PROTECTION TEND TO HAVE LOWER
    PERFORMANCE CAP RATES THAN OTHER STANDARD SEGMENT TYPES THAT USE THE SAME INDEX AND DURATION BUT PROVIDE LESS PROTECTION.

BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE (OR FROM THE SEGMENT START DATE TO THE FIRST ANNUAL LOCK ANNIVERSARY AND THEREAFTER FROM EACH ANNUAL LOCK ANNIVERSARY TO THE NEXT FOR ANNUAL LOCK SEGMENTS), NOT ANNUAL RATES OF RETURN, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THEREFORE THE INDEX PERFORMANCE RATE AND THE PERFORMANCE CAP THRESHOLD ARE ALSO NOT ANNUAL RATES. The performance of the Index, the Performance Cap Rate and the Segment Buffer are all measured from the Segment Start Date to the Segment Maturity Date (or from the Segment Start Date to the first Annual Lock Anniversary and thereafter from each Annual Lock Anniversary to the next for Annual Lock Segments), and the Performance Cap Rate and Segment Buffer apply if you hold the Segment until the Segment Maturity Date (or from the Segment Start Date to the first Annual Lock Anniversary and thereafter from each Annual Lock Anniversary to the next for Annual Lock Segments). If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date (or Annual Lock Anniversary for Annual Lock Segments), and any upside performance will be limited to a percentage lower than the Performance Cap Rate. Please see "Your contract's value in the Structured Investment Option" in "Determining your contract's value" later in this Prospectus. A partial withdrawal from a Segment does not affect the

                        CONTRACT FEATURES AND BENEFITS

Performance Cap Rate and Segment Buffer that apply to any remaining amounts that are held in the Segment through the Segment Maturity Date (or from the Segment Start Date to the first Annual Lock Anniversary and thereafter from each Annual Lock Anniversary to the next for Annual Lock Segments).

We reserve the right to offer any or all Segment Types more or less frequently or to stop offering any or all of them or to suspend offering any or all of them temporarily for some or all contracts. Please see "Suspension, termination and changes to Segment Types" later in this section. All Segment Types may not be available in all states. We may also add Segment Types in the future.

We may limit the total number of Segments that may be active on a contract at any time.

INDICES

Each Segment Type references an Index that determines the performance of its associated Segments. We currently offer Segment Types based on the performance of (1) securities indices or (2) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." Not all Indices may be available under your contract. Please see "Appendix II: State contract availability and/or variations of certain features and benefits" later in this Prospectus.

SECURITIES INDICES. The following Securities Indices are currently available:

S&P 500 PRICE RETURN INDEX. The S&P 500 Price Return Index was established by Standard & Poor's. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index.

RUSSELL 2000(R) PRICE RETURN INDEX. The Russell 2000(R) Price Return Index was established by Russell Investments. The Russell 2000(R) Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Price Return Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Price Return Index does not include dividends declared by any of the companies included in this Index.

EXCHANGE-TRADED FUNDS. The following exchange-traded funds are currently available:

ISHARES(R) MSCI EAFE ETF. The iShares(R) MSCI EAFE ETF seeks investment results that correspond generally to the performance of the MSCI EAFE Index, which is the underlying index. The underlying index is composed of large and mid-capitalization developed market equities including Europe, Australasia and the Far East and excluding the United States and Canada. The iShares(R) MSCI EAFE ETF is an exchange traded fund. The price of the iShares(R) MSCI EAFE ETF will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) MSCI EAFE ETF may not fully replicate the performance of the underlying index, may underperform the underlying index, or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) MSCI EAFE ETF and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index. The investment performance of the iShares(R) MSCI EAFE ETF Segment is only based on the closing share price of the Index Fund. The iShares(R) MSCI EAFE ETF Segment does not include dividends and other distributions declared by the Index Fund.

Please see Appendix IV later in this Prospectus for important information regarding the publishers of the Indices.

SEGMENT TYPE HOLDING ACCOUNTS

Any contribution or transfer designated for a Segment Type will be allocated to the corresponding Segment Type Holding Account until the Segment Start Date. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Segment Type Holding Accounts have the same rate of return as the EQ/Money Market variable investment option. You must transfer or contribute to the Segment Type Holding Account for the corresponding Segment Type if you want to invest in a Segment; you cannot transfer or contribute directly to a Segment.

You can transfer amounts from a Segment Type Holding Account into any of the variable investment options, or another Segment Type Holding Account at any time up to the close of business on the last business day before the Segment Start Date.

SEGMENT START DATE

Each Segment will have a Segment Start Date. Segments generally start on the first or third Thursday of each month. However, the Segment Start Date may sometimes be a different day under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below. Also, we may offer Segments more or less frequently and on different days for some or all contracts.

PERFORMANCE CAP RATE

The Performance Cap Rate determines the maximum Segment Rate of Return that each Segment will be credited with on the Segment Maturity Date or the maximum Annual Lock Yearly Rate of Return on each Annual Lock Anniversary. We will declare a Performance Cap Rate for each Segment on the Segment Start Date. The Performance Cap Rate for each Segment, including each Annual Lock Segments, will not change throughout the Segment Duration. The Performance Cap Rate for the same Segment may be higher or lower for owners who elect that Segment during their first Contract Year than for owners who are in their second or later Contract Year.

Because we declare the Performance Cap Rate for a Segment on its Segment Start Date, you will not know the Performance Cap Rate for a new Segment until after your account value has been transferred from the corresponding Segment Type Holding Account into the Segment. You may not transfer out of a Segment before the Segment Maturity Date. Please see "Transfers" below. For more information regarding transfer restrictions, please see "Transferring your account value" later in this Prospectus.

The Performance Cap Rate may limit your participation in any increases in the underlying Index associated with a Segment. Our

                        CONTRACT FEATURES AND BENEFITS
minimum Performance Cap Rates for 6 year and 1 year Standard Segments is 12% and 2%, respectively. Our minimum Performance Cap Rate for Annual Lock Segments is 2%. We guarantee that for the life of your contract we will not open a Segment with a Performance Cap Rate below the applicable minimum Performance Cap Rate. In some cases, we may decide not to declare a Performance Cap Rate for a Segment, in which case there is no maximum Segment Rate of Return for that Segment and you will receive the Index Performance Rate for that Segment subject to the Segment Buffer.

PLEASE NOTE THAT THE PERFORMANCE CAP RATE AND SEGMENT RATE OF RETURN ARE CUMULATIVE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE OR FROM THE SEGMENT START DATE TO THE FIRST ANNUAL LOCK ANNIVERSARY AND THEREAFTER FROM EACH ANNUAL LOCK ANNIVERSARY TO THE NEXT FOR ANNUAL LOCK SEGMENTS, NOT ANNUAL RATES, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THE PERFORMANCE CAP RATE IS SET AT OUR SOLE DISCRETION.

SEGMENT PARTICIPATION REQUIREMENTS

Provided that all participation requirements are met, all amounts allocated to a Segment Type that are in the associated Segment Type Holding Account as of the close of business on the business day preceding the Segment Start Date, plus any earnings on those amounts, will be transferred into the new Segment on the Segment Start Date. However, amounts transferred into the Segment Type Holding Account on the Segment Start Date itself will not be included in any new Segment created that day. These amounts will remain in the Segment Type Holding Account until they are transferred out or the next Segment Start Date on which the participation requirements are met for the amounts to be transferred into a new Segment.

The participation requirements are as follows: (1) Segment is available;
(2) Segment Maturity Date Requirement is met; and (3) Performance Cap Threshold is met. If these requirements are met, your account value in the Segment Type Holding Account will be transferred into a new Segment. This amount is your initial Segment Investment. Once your account value has been swept from a Segment Type Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date are not permitted.

(1) SEGMENT IS AVAILABLE. The Segment must actually be created on the Segment Start Date as scheduled. We may suspend or terminate any Segment Type, at our sole discretion, at any time. If we terminate a Segment Type, no new Segments of that Segment Type will be created, and the amount that would have been transferred to the Segment will be transferred to the EQ/Money Market variable investment option instead. If we suspend a Segment Type, no new Segments of that Segment Type will be created until the suspension ends, and the amount that would have been transferred to the Segment will remain in the Segment Type Holding Account.

(2) SEGMENT MATURITY DATE REQUIREMENT IS MET. The Segment Maturity Date must occur on or before the contract maturity date. If the Segment Maturity Date is after the contract maturity date, your account value in the Segment Type Holding Account will be transferred to the EQ/Money Market variable investment option.

(3) PERFORMANCE CAP THRESHOLD IS MET. When you allocate a contribution or transfer account value to a Segment Type, you may also specify a Performance Cap Threshold. The Performance Cap Threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. As long as it remains in effect, the Performance Cap Threshold will prevent your value in the Segment Type Holding Account from being transferred into the corresponding Segment unless the Performance Cap Threshold is equal to or exceeded by the Performance Cap Rate we declare on the Segment Start Date, assuming the other participation requirements are met. Performance Cap Thresholds are expressed as whole percentage rates.

For example, for a given Segment Type, you may specify a Performance Cap Threshold of 10%. If we set a Performance Cap Rate of 10% or higher for the next available Segment of that Segment Type, then we will transfer your account value in the applicable Segment Type Holding Account to the new Segment on the Segment Start Date, provided all other participation requirements are met. However, if we set the Performance Cap Rate at 9.9% for that Segment, your account value will not be transferred to the new Segment.

A Performance Cap Threshold applies to a single Segment Type only. If you have allocated amounts to multiple Segment Types, you may specify a different Performance Cap Threshold for each Segment Type. Performance Cap Thresholds will not apply to uncapped Segments. This means that if you allocate amounts to a Segment Type Holding Account and we subsequently open an associated Segment without specifying a Performance Cap Rate, those amounts will automatically be transferred to that Segment on the Segment Start Date.

The Performance Cap Threshold operates in the same manner for Standard Segments and Annual Lock Segments.

Performance Cap Thresholds help you manage the risk that your money will not be invested in a Segment with a Performance Cap Rate that is lower than you find acceptable.

If you do not specify a Performance Cap Threshold or your Performance Cap Threshold has expired, we will transfer your account value from the Segment Type Holding Account into a Segment if the other participation requirements are met, regardless of the Performance Cap Rate that we set.

In order for a new Performance Cap Threshold to be effective for a forthcoming Segment, you must set it at least one day prior to the Segment Start Date. Similarly, while you can change an existing Performance Cap Threshold at any time, the revised Performance Cap Threshold will only apply to a Segment if you make the change at least one day prior to the Segment Start Date. This means that if you set a new or change an existing Performance Cap Threshold on a Segment Start Date, that new or revised Performance Cap Threshold will not affect the participation requirements for any Segment created that day. For example if you have a Performance Cap Threshold on file of 12%, but change it to 15% on a Segment Start Date, any amounts in that Segment Type Holding Account will be transferred into a new Segment of that Segment Type that we create that day with a Participation Cap Rate of 13%, if the other participation requirements are met.

PERFORMANCE CAP THRESHOLD DURATION

A Performance Cap Threshold will remain in effect until the PCT Expiry Date. This means that if the declared Performance Cap Rate for a Segment has not matched or exceeded your Performance Cap Threshold on any of the scheduled Segment Start Dates before the

                        CONTRACT FEATURES AND BENEFITS

PCT Expiry Date, any amounts in the applicable Segment Type Holding Account (including any funds transferred to that holding account after your election) on the business day immediately preceding the next scheduled Segment Start Date after the PCT Expiry Date will automatically be transferred into the Segment created on that Segment Start Date, unless you specify a new Performance Cap Threshold prior to that date. You must set a new Performance Cap Threshold prior to the next scheduled Segment Start Date after your Performance Cap Threshold expires to avoid having amounts automatically transferred into the associated Segment, which may have a Performance Cap Rate that does not meet your investment objectives.

In addition, if your Performance Cap Threshold was satisfied on a scheduled Segment Start Date before the PCT Expiry Date and amounts in the applicable Segment Type Holding Account were transferred into a Segment, the Performance Cap Threshold will continue to apply to any amounts you subsequently transfer into that Segment Type Holding Account until the PCT Expiry Date. A "scheduled Segment Start Date" includes any date on which a Segment was scheduled to start but was not offered as of that date. A suspension of the Segment Type will not extend the PCT Expiry Date.

EXAMPLE 1: Assume you purchase your contract and set a Performance Cap Threshold of 30% for the S&P 500 Price Return Index/6 year/-20% Standard Segment Type on March 1 and allocate $25,000 to the holding account for that Segment Type. If on each of the Segment Start Dates before the PCT Expiry Date we declare Performance Cap Rates of less than 30%, your $25,000 allocation will not be transferred to any of those Segments. Your Performance Cap Threshold will then expire on May 4th and your $25,000 allocation will be transferred to that Segment on the next Segment Start Date regardless of whether the Performance Cap Rate we declare is higher, equal to or lower than 30%.

EXAMPLE 2: Assume you purchase your contract and set a Performance Cap Threshold of 30% for the S&P 500 Price Return Index/6 year/-20% Standard Segment Type on March 1 and allocate $25,000 to the holding account for that Segment Type. If on the next Segment Start Date we declare a Performance Cap Rate of 35% for the Segment, your $25,000 allocation will be transferred to that Segment. Assume you then allocate another $10,000 to the holding account for that Segment Type on March 20. Your existing Performance Cap Threshold of 30% remains in effect and will not expire until May 4th. If on the next Segment Start Date after March 20th we declare a Performance Cap Rate of 28% for the Segment, your $10,000 allocation will not be transferred to that Segment.

In all cases, if you complete a new Performance Cap Threshold election, it will override any existing Performance Cap Threshold then in effect. Transferring funds from a Segment Type Holding Account to one of the variable investment options will not terminate a Performance Cap Threshold you may have set for the Segment Type associated with that Segment Type Holding Account.

You can renew a Performance Cap Threshold by completing the appropriate form or using Online Account Access. If you do not renew a Performance Cap Threshold for a Segment, your account value in the associated Segment Type Holding Account will be transferred into a Segment on the next Segment Start Date after the PCT Expiry Date if the other participation requirements are met, even if the Performance Cap Rate that we set does not meet your investment objectives.

You will receive confirmation of any Performance Cap Threshold you set that indicates the date on which the Performance Cap Threshold expires. You can also monitor your Performance Cap Thresholds, including their expiry dates, using Online Account Access. We do not provide you with specific advance notice of the expiry of a Performance Cap Threshold.

If you elect to invest in the Dollar Cap Averaging Program, you may not specify a Performance Cap Threshold and any Performance Cap Threshold previously established will no longer be valid. By making this election, you agree that your investment will be transferred into your selected Segments at any declared Performance Cap Rate, which could include Segments with Performance Cap Rates that are not acceptable to you.

SEGMENT MATURITY DATE

Your Segment Maturity Date is the Segment Business Day on which a Segment ends. You will receive advance notice of maturing Segments in which you are currently invested in your quarterly statement. You will generally also receive a second advance notice of maturing Segments in which you are currently invested. The additional notice is available by mail or electronically and is generally provided at least 30 days before a Segment Maturity Date. You can instruct us to stop delivering this second notice to you at any time. We reserve the right to discontinue this second notice at any time.

SEGMENT MATURITY INSTRUCTIONS. You may specify maturity instructions that tell us how to allocate the Segment Maturity Value among the investment options and you can change these instructions at any time. You may tell us either to follow your instructions on file for new contributions, to withdraw all or part of your Segment Maturity Value, or to transfer your Segment Maturity Value to the next available Segment of the same Segment Type, provided the participation requirements are met. While you may specify or change your maturity instructions for maturing Segments at any time until the close of business on the Segment Maturity Date, we recommend submitting new or revised instructions at least five business days prior to the Segment Maturity Date.

As stated above, you may elect to have maturing Segments invested according to your instructions on file, and those instructions may include allocations to different Segment Types, or you may elect to transfer your Segment Maturity Value to the next available Segment of the same Segment Type in which you are currently invested. If you take either of these steps, then the designated portion of your Segment Maturity Value will be transferred to the corresponding Segment Type Holding Account, as of the close of business on the Segment Maturity Date. Assuming that all participation requirements are met, the designated amounts will be treated like any other amounts in a Segment Type Holding Account. On the next Segment Start Date, the designated amounts in the Segment Type Holding Account will be transferred into the corresponding Segment. Typically, this means the designated amounts would be held in a Segment Type Holding Account for at least one business day.

If you have not provided us with maturity instructions for a maturing Segment, then by default the Segment Maturity Value will be transferred to the Segment Type Holding Account for the same Segment Type as the maturing Segment. Your Segment Maturity Value would then be transferred from that Segment Type Holding

                        CONTRACT FEATURES AND BENEFITS

Account into the next Segment of that Segment Type on the Segment Start Date except that:

..   if the next Segment to be created in the Segment Type would not meet the
    Segment Maturity Date Requirement or that Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option; and

..   if you designate a Performance Cap Threshold that is not met on the next
    Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Type Holding Account.

..   If you are impacted by these delays, you may transfer your Segment Maturity
    Value into another Segment Type Holding Account or any other variable investment option at any time before the next Segment Start Date.

SEGMENT MATURITY VALUE

We calculate your Segment Maturity Value on the Segment Maturity Date. For Standard Segments we use your Segment Investment and the Segment Rate of Return. For Annual Lock Segments we use your Segment Investment and the Annual Lock Yearly Rate of Return for the first Annual Lock Period and thereafter the Annual Lock Anniversary Starting Amount and the applicable Annual Lock Yearly Rate of Return.

For Standard Segments, the Segment Rate of Return is equal to the Index Performance Rate (the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date), subject to the Performance Cap Rate and Segment Buffer, as follows:

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                               YOUR SEGMENT RATE OF
IF THE INDEX PERFORMANCE RATE: RETURN WILL BE:
-------------------------------------------------------------
exceeds the                    positive, equal to the
Performance Cap Rate           Performance Cap Rate
-------------------------------------------------------------
is positive but less than the  positive, equal to the Index
Performance Cap Rate           Performance Rate
-------------------------------------------------------------
is flat or negative by a       equal to 0%
percentage equal to or less
than the Segment Buffer
-------------------------------------------------------------
is negative by a percentage    negative, to the extent of
greater than the Segment       the percentage exceeding the
Buffer                         Segment Buffer
-------------------------------------------------------------

For Annual Lock Segments, the Segment Rate of Return is equal to the cumulative result of each successive Annual Lock Yearly Rate of Return. The Annual Lock Yearly Rate of Return is equal to the Index Performance Rate (the percentage change in the value of the related Index from the Segment Start Date to the first Annual Lock Anniversary and thereafter from one Annual Lock Anniversary to the next), subject to the Performance Cap Rate and Segment Buffer, as follows:

-------------------------------------------------------------
                               YOUR ANNUAL LOCK YEARLY RATE
IF THE INDEX PERFORMANCE RATE  OF RETURN FOR THAT ANNUAL
 FOR THE ANNUAL LOCK PERIOD:   LOCK PERIOD WILL BE:
-------------------------------------------------------------
exceeds the                    positive, equal to the
Performance Cap Rate           Performance Cap Rate
-------------------------------------------------------------
is positive but less than the  positive, equal to the Index
Performance Cap Rate           Performance Rate
-------------------------------------------------------------

-------------------------------------------------------------
                               YOUR ANNUAL LOCK YEARLY RATE
IF THE INDEX PERFORMANCE RATE  OF RETURN FOR THAT ANNUAL
 FOR THE ANNUAL LOCK PERIOD:   LOCK PERIOD WILL BE:
-------------------------------------------------------------
is flat or negative by a       equal to 0%
percentage equal to or less
than the Segment Buffer
-------------------------------------------------------------
is negative by a percentage    negative, to the extent of
greater than the Segment       the percentage exceeding the
Buffer                         Segment Buffer
-------------------------------------------------------------

Your Segment Maturity Value is calculated as follows:

For Standard Segments: We multiply your Segment Investment by your Segment Rate of Return to get your Segment Return Amount. Your Segment Maturity Value is equal to your Segment Investment plus or minus your Segment Return Amount. Your Segment Return Amount may be negative, in which case your Segment Maturity Value will be less than your Segment Investment. All of these values are based on the value of the relevant Index on the Segment Start Date and the Segment Maturity Date. Any fluctuations in the value of the Index between those dates is ignored in calculating the Segment Maturity Value.

For Annual Lock Segments: We multiply your Segment Investment by your Annual Lock Yearly Rate of Return for the first year (first Annual Lock Period) to get your Annual Lock Yearly Return Amount for that year (Annual Lock Period). Your Annual Lock Anniversary Ending Amount for the first Annual Lock Period is equal to your Segment Investment plus or minus your Annual Lock Yearly Return Amount for that Annual Lock Period. Your Annual Lock Yearly Return Amount for that period may be negative, in which case your Annual Lock Anniversary Ending Amount for that period will be less than your Segment Investment. The Annual Lock Anniversary Ending Amount on the first Annual Lock Anniversary is the Annual Lock Anniversary Starting Amount for the second year (second Annual Lock Period) that we multiply by the Annual Lock Yearly Rate of Return for that Annual Lock Period and so on for the remaining Annual Lock Periods until the Segment Maturity Date (sixth Annual Lock Anniversary). All of these amounts are based on the change in the value of the relevant Index during the relevant Annual Lock Period. Any fluctuation in the value of the Index between a Segment Start Date and the first Annual Lock Anniversary (and between each successive Annual Lock Anniversary thereafter) is ignored when calculating the Annual Lock Anniversary Ending Amount.

Please note: (i) the Annual Lock Anniversary Starting Amount is adjusted for any withdrawals from the Segment; (ii) the Annual Lock Anniversary Starting and Ending Amounts are used solely to calculate the Segment Maturity Value for Annual Lock Segments, and are not credited to the contract, are not the Segment Interim Value, and cannot be received upon surrender or withdrawal; and (iii) the Annual Lock Anniversary Ending Amount on the sixth Annual Lock Anniversary is also the Segment Maturity Value.

STANDARD SEGMENT EXAMPLES

Assume that you invest $1,000 in an S&P 500 Price Return Index, 6-year Segment with a -20% Segment Buffer, we set the Performance Cap Rate for that Segment at 45%, and you make no withdrawal from the Segment.

If the S&P 500 Price Return Index is 50% higher on the Segment Maturity Date than on the Segment Start Date, you will receive a

                        CONTRACT FEATURES AND BENEFITS

45% Segment Rate of Return, and your Segment Maturity Value would be $1,450. We reach that amount as follows:

..   The Index Performance Rate (50%) is greater than the Performance Cap Rate
    (45%), so the Segment Rate of Return (45%) is equal to the Performance Cap Rate.

..   The Segment Return Amount ($450) is equal to the Segment Investment
    ($1,000) multiplied by the Segment Rate of Return (45%).

..   The Segment Maturity Value ($1,450) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($450).

If the S&P Price Return Index is only 26% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 26% Segment Rate of Return, and your Segment Maturity Value would be $1,260. We reach that amount as follows:

..   The Index Performance Rate (26%) is less than the Performance Cap Rate
    (45%), so the Segment Rate of Return (26%) is equal to the Index Performance Rate.

..   The Segment Return Amount ($260) is equal to the Segment Investment
    ($1,000) multiplied by the Segment Rate of Return (26%).

..   The Segment Maturity Value ($1,260) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($260).

If the S&P Price Return Index is 10% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

..   The Index Performance Rate is -10% and the Segment Buffer absorbs the first
    20% of negative performance, so the Segment Rate of Return is 0%.

..   The Segment Return Amount ($0) is equal to the Segment Investment ($1,000)
    multiplied by the Segment Rate of Return (0%).

..   The Segment Maturity Value ($1,000) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($0).

If the S&P Price Return Index is 30% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -10% Segment Rate of Return, and your Segment Maturity Value would be $900. We reach that amount as follows:

..   The Index Performance Rate is -30% and the Segment Buffer absorbs the first
    20% of negative performance, so the Segment Rate of Return is -10%.

..   The Segment Return Amount (-$100) is equal to the Segment Investment
    ($1,000) multiplied by the Segment Rate of Return (-10%).

..   The Segment Maturity Value ($900) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount (-$100).

ANNUAL LOCK SEGMENT EXAMPLE

Assume that you invest $1,000 in an S&P 500 Price Return Index, 6-year Annual Lock Segment with a -10% Segment Buffer, we set the Performance Cap Rate for that Segment at 12%, and you make no withdrawal from the Segment.

Below is a table summarizing the various Index Performance Rates, Annual Lock Yearly Rates of Return, Annual Lock Yearly Return Amounts and Annual Lock Anniversary Starting and Ending Amounts for the Annual Lock example that is described in greater detail immediately following the table.

---------------------------------------------------------------------------------
                                               ANNUAL                  ANNUAL
                                   ANNUAL       LOCK       ANNUAL       LOCK
                        INDEX    LOCK YEARLY ANNIVERSARY LOCK YEARLY ANNIVERSARY
                     PERFORMANCE   RATE OF    STARTING     RETURN      ENDING
       YEAR             RATE       RETURN      AMOUNT      AMOUNT      AMOUNT
---------------------------------------------------------------------------------
         1              13%           12%     $1,000.00*   $120.00    $1,120.00
---------------------------------------------------------------------------------
         2              -5%            0%     $1,120.00    $  0.00    $1,120.00
---------------------------------------------------------------------------------
         3              10%           10%     $1,120.00    $112.00    $1,232.00
---------------------------------------------------------------------------------
         4              -12%          -2%     $1,232.00   -$ 24.64    $1,207.36
---------------------------------------------------------------------------------
         5              11%           11%     $1,207.36    $132.81    $1,340.17
---------------------------------------------------------------------------------
         6              14%           12%     $1,340.17    $160.82    $1,500.99**
---------------------------------------------------------------------------------

* This is also the Segment Investment.
**This is also the Segment Maturity Value.

If the S&P 500 Price Return Index is 13% higher on the first Annual Lock Anniversary than on the Segment Start Date, you will receive a 12% Annual Lock Yearly Rate of Return for that Annual Lock Period, and your Annual Lock Anniversary Ending Amount would be $1,120. We reach that amount as follows:

..   The Index Performance Rate (13%) for the first Annual Lock Period is greater than the Performance Cap Rate (12%), so the Annual Lock Yearly Rate of Return (12%) for the first Annual Lock Period is equal to the Performance Cap Rate.

..   The Annual Lock Yearly Return Amount ($120) for the first Annual Lock
    Period is equal to the Segment Investment ($1,000), which is also the first Annual Lock Anniversery Starting Amount, multiplied by the Annual Lock Yearly Rate of Return (12%) for the first Annual Lock Period.

..   The Annual Lock Anniversary Ending Amount ($1,120) on the first Annual Lock
    Anniversary is equal to the Segment Investment ($1,000) plus the Annual
    Lock Yearly Return Amount ($120) for that Annual Lock Period.

..   The first Annual Lock Anniversary Ending Amount is also the second Annual
    Lock Anniversary Starting Amount ($1,120).

If the S&P Price Return Index is 5% lower during the second Annual Lock Period, then you will receive a 0% Annual Lock Yearly Rate of Return for that Annual Lock Period, and your Annual Lock Anniversary Ending Amount on the second Annual Lock Anniversary would be $1,120. We reach that amount as follows:

..   The Index Performance Rate (-5%) for the second Annual Lock Period is less than the Segment Buffer which absorbs the first 10% of negative performance, so the Annual Lock Yearly Rate of Return for that Annual Lock Period is 0%.

..   The Annual Lock Yearly Return Amount for the Annual Lock Period ($0) is
    equal to the second Annual Lock Anniversary Starting Amount ($1,120) multiplied by the Annual Lock Yearly Rate of Return for that Annual Lock Period (0%).

                        CONTRACT FEATURES AND BENEFITS

..   The Annual Lock Anniversary Ending Amount on the second Annual Lock
    Anniversary ($1,120) is equal to the second Annual Lock Anniversary Starting Amount ($1,120) plus the Annual Lock Yearly Return Amount for the second Annual Lock Period ($0).

If the S&P Price Return Index is 10% higher during the third Annual Lock Period, then you will receive a 10% Annual Lock Yearly Rate of Return for that Annual Lock Period, and your Annual Lock Anniversary Ending Amount on the third Annual Lock Anniversary would be $1,232. We reach that amount as follows:

..   The Index Performance Rate (10%) for the third Annual Lock Period is less than the Performance Cap Rate (12%), so the Annual Lock Yearly Rate of Return (10%) for that Annual Lock Period is equal to the Index Performance Rate.

..   The Annual Lock Yearly Return Amount for that Annual Lock Period ($112) is equal to the third Annual Lock Anniversary Starting Amount ($1,120) multiplied by the Annual Lock Yearly Rate of Return for that Annual Lock Period (10%).

..   The Annual Lock Anniversary Ending Amount on the third Annual Lock
    Anniversary ($1,232) is equal to the third Annual Lock Anniversary Starting Amount ($1,120) plus the Annual Lock Yearly Return Amount for the third Annual Lock Period ($112).

If the S&P Price Return Index is 12% lower during the fourth Annual Lock Period, then you will receive a -2% Annual Lock Yearly Rate of Return for that Annual Lock Period, and your Annual Lock Anniversary Ending Amount on the fourth Annual Lock Anniversary would be $1207.36. We reach that amount as follows:

..   The Index Performance Rate (-12%) for the fourth Annual Lock Period is greater than the Segment Buffer which absorbs the first 10% of negative performance, so the Annual Lock Yearly Rate of Return for that Annual Lock Period is -2%.

..   The Annual Lock Yearly Return Amount for that Annual Lock Period (-$24.64)
    is equal to the fourth Annual Lock Anniversary Starting Amount ($1,232) multiplied by the Annual Lock Yearly Rate of Return for that Annual Lock Period (-2%).

..   The Annual Lock Anniversary Ending Amount on the fourth Annual Lock
    Anniversary ($1,207.36) is equal to the fourth Annual Lock Anniversary Starting Amount ($1,232) plus the Annual Lock Yearly Return Amount for the fourth Annual Lock Period (-$24.64).

If the S&P Price Return Index is 11% higher during the fifth Annual Lock Period, then you will receive a 11% Annual Lock Yearly Rate of Return for that Annual Lock Period, and your Annual Lock Anniversary Ending Amount on the fifth Annual Lock Anniversary would be $1,340.17. We reach that amount as follows:

..   The Index Performance Rate (11%) for the fifth Annual Lock Period is less than the Performance Cap Rate (12%), so the Annual Lock Yearly Rate of Return (11%) for that Annual Lock Period is equal to the Index Performance Rate.

..   The Annual Lock Yearly Return Amount for that Annual Lock Period ($132.81)
    is equal to the fifth Annual Lock Anniversary Starting Amount ($1,207.36) multiplied by the Annual Lock Yearly Rate of Return for that Annual Lock Period (11%).

..   The Annual Lock Anniversary Ending Amount on the fifth Annual Lock
    Anniversary ($1,340.17) is equal to the fifth Annual Lock Anniversary Starting Amount ($1,207.36) plus the Annual Lock Yearly Return Amount for the fifth Annual Lock Period ($132.81).

If the S&P Price Return Index is 14% higher during the sixth Annual Lock Period, then you will receive a 12% Annual Lock Yearly Rate of Return for that Annual Lock Period, and your Annual Lock Anniversary Ending Amount on the sixth Annual Lock Anniversary (which is also the Segment Maturity Date) would be $1,500.99. We reach that amount as follows:

..   The Index Performance Rate (14%) for the sixth Annual Lock Period is greater than the Performance Cap Rate (12%), so the Annual Lock Yearly Rate of Return for that Annual Lock Period is 12%.

..   The Annual Lock Yearly Return Amount for that Annual Lock Period ($160.82)
    is equal to the sixth Annual Lock Anniversary Starting Amount ($1,340.17) multiplied by the Annual Lock Yearly Rate of Return for that Annual Lock Period (12%).

..   The Annual Lock Anniversary Ending Amount on the sixth Annual Lock
    Anniversary ($1,500.99) is equal to the sixth Annual Lock Anniversary Starting Amount ($1,340.17) plus the Annual Lock Yearly Return Amount for the sixth Annual Lock Period ($160.82).

..   The Annual Lock Anniversary Ending Amount on the sixth Annual Lock
    Anniversary is also the Segment Maturity Value ($1,500.99).

..   The Segment Rate of Return for the above example is 50.1%.

Below is a table summarizing the various Index Performance Rates, Annual Lock Yearly Rates of Return, Annual Lock Yearly Return Amounts and Annual Lock Anniversary Starting and Ending Amounts for an Annual Lock example using different Index Performance Rate assumptions.

--------------------------------------------------------------------------
                                 ANNUAL    ANNUAL     ANNUAL    ANNUAL
                                  LOCK      LOCK       LOCK      LOCK
                        INDEX    YEARLY  ANNIVERSARY  YEARLY  ANNIVERSARY
                     PERFORMANCE RATE OF  STARTING    RETURN    ENDING
       YEAR             RATE     RETURN    AMOUNT     AMOUNT    AMOUNT
--------------------------------------------------------------------------
         1              13%       12%     $1,000.00*  $120.00  $1,120.00
--------------------------------------------------------------------------
         2              -5%         0%    $1,120.00   $  0.00  $1,120.00
--------------------------------------------------------------------------
         3               8%         8%    $1,120.00   $ 89.60  $1,209.60
--------------------------------------------------------------------------
         4              -20%      -10%    $1,209.60  -$120.96  $1,088.64
--------------------------------------------------------------------------
         5              -19%       -9%    $1,088.64  -$ 97.98  $  990.66
--------------------------------------------------------------------------
         6              -6%         0%    $  990.66   $  0.00  $  990.66**
--------------------------------------------------------------------------

* This is also the Segment Investment.
**This is also the Segment Maturity Value.

SETTING THE SEGMENT MATURITY DATE AND SEGMENT START DATE

There will generally be two or more Segment Maturity Dates and Segment Start Dates each month that the contract is outstanding. The Segment Maturity Date for Segments maturing and the Segment Start Date for new corresponding Segments will generally be scheduled to occur on consecutive Business Days that are also Segment Business Days.

                        CONTRACT FEATURES AND BENEFITS

If a Segment Maturity Date falls on a holiday, the Segment Maturity Date will generally be the preceding Segment Business Day. If a Segment Start Date falls on a holiday, the Segment Start Date will generally be the preceding Segment Business Day unless that preceding Segment Business Day is not in the same month. In these instances, no Segment will begin until the next scheduled Segment Start Date. Please see Appendix V later in this prospectus for a demonstration of the effects that scheduled holidays can have on the Segment Maturity Date and the Segment Start Date.

EFFECT OF AN EMERGENCY CLOSE. Segments are scheduled to mature and start on Segment Business Days. The Segment Maturity Date for Segments maturing and the Segment Start Date for new corresponding Segments starting will generally occur on consecutive Business Days that are also Segment Business Days. It is possible that an Index could be affected by an emergency close on a Segment Business Day, thereby affecting the Index's ability to publish a price and our ability to mature or start Segments based on the affected Index. Emergency closes can have two consequences.

1. If the New York Stock Exchange ("NYSE") experiences an emergency close and cannot publish any prices, we will delay the maturity or start of all Segments for all Indices.

2. If any Index other than the NYSE experiences an emergency close, we will delay the maturity and start of the Segments using the affected Index and mature or start Segments for all unaffected Indices.

The emergency closure of an INDEX OTHER THAN THE NYSE can have a different effect if it occurs on a Segment Maturity Date rather than a Segment Start Date. We do not currently offer any such Index, but may in the future.

..   IF AN EMERGENCY CLOSE OCCURS ON A SCHEDULED SEGMENT MATURITY DATE, then the
    Segment Maturity Date for that Segment will be delayed until the next Segment Business Day. The next Segment Business Day would be the Segment Start Date. If the emergency close only lasted that one day, the Segment Start Date and the Segment Maturity Date for the affected Segment would occur on the same day.

..   IF AN EMERGENCY CLOSE OCCURS ON AN INDEX OTHER THAN THE NYSE ON A SCHEDULED
    SEGMENT START DATE, then we would not create Segments that utilize the affected Index. However, on that day we would create Segments that utilize unaffected Indices. Consequently, Segment Maturity Values designated for Segment Types that utilize an affected Index would not be allocated to Segments and would remain in the corresponding Segment Type Holding Account.

If the conditions that cause an emergency close persist, we will use reasonable efforts to calculate the Segment Maturity Value of any affected Segments. If the affected Index cannot be priced within eight days, we will contact a calculating agency, normally a bank we have a contractual relationship with, which will determine a price to reflect a reasonable estimate of the Index level.

SUSPENSION, TERMINATION AND CHANGES TO SEGMENT TYPES AND INDICES

We may decide at any time until the close of business on each Segment Start Date whether to offer any or all of the Segment Types described in this Prospectus on a Segment Start Date for a particular Segment. We may suspend a Segment Type for a week, month or a period of several months, or we may terminate a Segment Type entirely.

If a Segment Type is suspended, your account value will remain in the Segment Type Holding Account until a Segment of that Segment Type is offered or you transfer out of the Segment Type Holding Account. We will provide you with written confirmation when money is not transferred from a Segment Type Holding Account into a segment due to the suspension of a Segment Type.

If a Segment Type is terminated, your account value in the corresponding Segment Type Holding Account will be defaulted into the EQ/Money Market variable investment option on the date that would have been the Segment Start Date.

We have the right to substitute an alternative index prior to Segment maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time. We would provide notice about the use of additional or alternative Indices, as soon as practicable, in a supplement to this Prospectus. If an alternative index is used, its performance could impact the Index Performance Rate, Segment Rate of Return, Segment Maturity Value, Annual Lock Yearly Rate of Return, Annual Lock Anniversary Starting and Ending Amounts and Segment Interim Value. An alternative index would not change the Segment Buffer or Performance Cap Rate for an existing Segment. If a similar index cannot be found, we will end the affected Segments prematurely by applying the Performance Cap Rate and Segment Buffer that were established on the applicable Segment Start Date to the actual gains or losses on the original Index as of the date of termination. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. For example, if the Russell 2000(R) Index were not available, we might use the NASDAQ or the S&P 400 Price Return Index.

We reserve the right to offer any or all Segment Types more or less frequently than we have been or to stop offering any or all of them or to suspend offering any or all of them temporarily for some or all contracts. If we stop offering or suspend certain Segment Types, each existing Segment of those Segment Types will remain invested until its respective Segment Maturity Date.

DOLLAR CAP AVERAGING PROGRAM

Our Dollar Cap Averaging Program ("Program") is an administrative service designed to systematically invest in any of the available Segments over a period of either three or six months. The Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. The dollar cap averaging account has the same rate of return as the EQ/Money market variable investment option. The Program allows you to gradually allocate amounts to available Segment Type Holding Accounts by periodically transferring approximately the same dollar amount to your selected Segment Type Holding Accounts. Regular allocations to the Segment Type Holding Accounts will allow you to invest in the Segments at

                        CONTRACT FEATURES AND BENEFITS
different Performance Cap Rates. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the Segment Type Holding Accounts, limit the number of Segments which you may elect or discontinue offering the Program.

Under the Dollar Cap Averaging Program, the following applies:

..   The minimum initial contribution required to establish a Program is $25,000.

..   There is no minimum contribution requirement for subsequent contributions to an existing Program. Subsequent contributions do not extend the time period of the Program. Subsequent contributions will increase the amount of each periodic transfer into the designated Segment Type Holding Account(s) for the remainder of the Program.

..   The Program can be funded from both new contributions to your contract and transfers from the investment options, including the EQ/Money Market variable investment option.

..   If you elect to invest in the Program at contract issue, 100% of your initial contribution must be allocated to the Program. In other words, your initial contribution cannot be split between your Program and any other investment option available under the contract.

..   Your allocation instructions for the Program must match your instructions on file on the day the Program is established. If you change your allocation instructions on file, the instructions for your Program will change to match your new allocation instructions.

..   You may not specify a Performance Cap Threshold if you elect to invest in the Program. This means you will invest in the Segment(s) based on the Performance Cap Rate declared on the Segment Start Date, which could include Segments with Performance Cap Rates that are not acceptable to you.

..   We offer time periods of 3 and 6 months. We may also offer other time periods. You may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the Program into your designated Segment Type Holding Account(s) on a monthly basis (using the first transfer into a Segment as the starting point for the monthly transfers). For example, if the first Segment Start Date is the first Thursday in June, each subsequent Dollar Cap Averaging transfer will generally occur on the first Thursday of the month until the requested duration is met. We may offer the Program in the future with transfers on a different basis. You can learn more about the Program by contacting your financial professional or our processing office.

..   Transfers from the dollar cap averaging account into the designated Segment
    Type Holding Account(s) will occur the business day preceding the next Segment Start Date. For example, if a contract is issued on January 10th and the next Segment Start Date is January 16th and January 15th is a Business Day, the first transfer from the dollar cap averaging account into the designated Segment Type Holding Account(s) will generally occur on January 15th.

..   Any transfers or withdrawals from the dollar cap averaging account will terminate the Program. Upon termination, all funds will be transferred to the investment options according to your allocation instructions. However, any forced withdrawals from the dollar cap averaging account as a result of an RMD will not terminate the Program.

..   If a Segment Type is suspended, any amount in the dollar cap averaging account destined for that Segment will be transferred to the Segment Type Holding Account. It will remain there until the next Segment Start Date on which the Segment is not suspended. If one of the Segment Types is terminated or discontinued, the value in the terminated Segment Type Holding Account will be moved to the EQ/Money Market variable investment option and the Program will continue.

   If there are multiple Segments being transferred into as part of the Program and on the first Segment Start Date one of the Segment Types is suspended, the Suspended Segment Type will transfer on the next Segment Start Date and all subsequent transfers will generally occur on the same Thursday of the month established by the non-suspended transfers.

..   You may cancel your participation in the Program at any time by notifying us in writing. If you terminate your Program, we will transfer any amount remaining in the dollar cap averaging account to the investment options according to your allocation instructions.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix II to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive written notification of your decision to cancel the contract and will reflect any investment gain or loss in the investment options (less the daily charges we deduct) through the date we receive your contract. This includes the Segment Interim Value for amounts allocated to existing Segments. Some states, however, require that we refund the full amount of your contribution (not reflecting investment gain or loss). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract's cash value.

                        CONTRACT FEATURES AND BENEFITS

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

4. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts, (iii) the values you have in the Dollar Cap Averaging Program and
(iv) your Segment Interim Values.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS, SEGMENT TYPE HOLDING ACCOUNTS AND THE DOLLAR CAP AVERAGING ACCOUNT

Each variable investment option (including Segment Type Holding Accounts and the dollar cap averaging account) invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for the variable investment option fee. Each Segment Type Holding Account and the dollar cap averaging account are part of the EQ/Money Market variable investment option. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless it is:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (including applicable withdrawal charges); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE STRUCTURED INVESTMENT OPTION

Your value in each Segment on the Segment Maturity Date is calculated as described under "Segment Rate of Return" in "Contract Features and Benefits" earlier in this Prospectus.

In setting the Performance Cap Rate that we use in calculating the Segment Maturity Value or Annual Lock Anniversary Starting and Ending Amounts for Annual Lock Segments, we assume that you are going to hold a Segment until the Segment Maturity Date. However, you have the right under the contract to access amounts in the Segments before the Segment Maturity Date under certain circumstances. Therefore, we calculate a Segment Interim Value on each business day, which is also a Segment Business Day, between the Segment Start Date and the Segment Maturity Date. The method we use to calculate the Segment Interim Value is different than the method we use to calculate the value of the Segment on the Segment Maturity Date. Prior to the Segment Maturity Date, we use the Segment Interim Value to calculate (1) your account value; (2) the amount your beneficiary would receive as a death benefit; (3), the amount you would receive if you make a withdrawal from a Segment; (4) the amount you would receive if you surrender your contract; or (5) the amount you would receive if you cancel your contract and return it to us for a refund within your state's "free look" period (unless your state requires that we refund the full amount of your contribution upon cancellation).

The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. Appendix III later in this Prospectus sets forth the calculation formula as well as numerous hypothetical examples. The formula is calculated by adding the fair value of three components. These components provide us with a market value estimate of the risk of loss and the possibility of gain at the end of a Segment. These components are used to calculate the Segment Interim Value. The three components are:

(1)Fair value of hypothetical fixed instruments; plus

(2)Fair value of hypothetical derivatives; plus

(3)Cap calculation factor.

We then compare the sum of the three components above with a limitation based on the Performance Cap Rate. In particular, the Segment Interim Value is never greater than the Segment Investment (or most recent Annual Lock Anniversary Starting Amount, if applicable) multiplied by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration (or Annual Lock Period for Annual Lock Segments) that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. For more information, please see Appendix III.

EVEN IF THE CORRESPONDING INDEX HAS EXPERIENCED POSITIVE INVESTMENT PERFORMANCE SINCE THE SEGMENT START DATE, BECAUSE OF THE FACTORS WE TAKE INTO ACCOUNT IN THE CALCULATION ABOVE, YOUR SEGMENT INTERIM VALUE MAY BE LOWER THAN YOUR SEGMENT INVESTMENT.

                       DETERMINING YOUR CONTRACT'S VALUE

5. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following current limitations:

..   you may not transfer out of a Segment before its Segment Maturity Date.

..   you may not transfer out of a Segment Type Holding Account on a Segment
    Start Date.

..   a contribution or transfer into a Segment Type Holding Account on a Segment
    Start Date will not be transferred into the Segment that is created on that Segment Start Date. Your money will be transferred into a Segment on the next Segment Start Date, provided you meet the participation requirements.

..   you may not contribute or transfer money into a Segment Type Holding
    Account and designate a Segment Start Date. The account value in the Segment Type Holding Account will be transferred on the first Segment Start date on which you meet the participation requirements.

..   you may not contribute or transfer into a Segment Type Holding Account if the Segment Maturity Date of the Segment that will be created on the Segment Start Date would be after the maturity date of your contract.

..   you may not transfer to a Segment if the total number of Segments that would be active in your contract after such transfer would be greater than
    136. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option.

..   transfers from a Segment Type Holding Account to a Segment will not occur if you do not meet the participation requirements. See "Segment Participation Requirements" in "Contract features and benefits" earlier in this Prospectus.

Upon advance notice to you, via a client communication mailing, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. In addition, we may, at any time, exercise our right to limit or terminate transfers into any of the variable investment options and to limit the number of variable investment options which you may elect. We currently do not impose any transfer restrictions among the variable investment options. A transfer request does not change your allocation instructions on file. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing using the specified form or on line using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentage to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

We may charge a transfer charge for any transfers among the variable investment options in excess of 12 transfers in a contract year. We do not deduct a transfer charge for any transfer made in connection with our Dollar Cap Averaging Program. For more information, see "Transfer charge" in "Charges and expenses" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

6. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have two ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this Prospectus.

METHOD OF WITHDRAWAL

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                                         LIFETIME
                                         REQUIRED
                                         MINIMUM
 CONTRACT                      PARTIAL DISTRIBUTION
---------------------------------------------------
NQ                               Yes       No
---------------------------------------------------
Traditional IRA                  Yes       Yes
---------------------------------------------------
Roth IRA                         Yes       No
---------------------------------------------------
QP/(1)/                          Yes       No
---------------------------------------------------

/(1)/All payments are made to the plan trust, as the owner of the contract. See
     "Appendix VI: Purchase considerations for defined benefit and defined contribution plans" later in this Prospectus.

Withdrawals may be subject to income tax and, unless the taxpayer is over age 59 1/2 or another exception applies, an additional 10% federal income tax penalty, as described in "Tax information" later in this Prospectus.

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ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
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PARTIAL WITHDRAWALS

You may take partial withdrawals from your account value at any time before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we reserve the right to terminate the contract and pay you the cash value. See "Surrender of your contract to receive its cash value" below.

Partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Partial withdrawals out of Segments are permitted, subject to certain restrictions. See "How withdrawals are taken from your account value" later in this section. A partial withdrawal from a Segment will reduce your Segment Investment in that Segment and, therefore, your Segment Maturity Value for that Segment. For Annual Lock Segments, a partial withdrawal will also reduce each Annual Lock Anniversary Starting and Ending Amount. The reduction in the Segment Investment and each Annual Lock Anniversary Starting and Ending Amount may be greater than the dollar amount of your withdrawal. For more information, see Appendix III.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS PROSPECTUS.)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions (we refer to them as "RMDs") yourself and request partial withdrawals. In such a case, a withdrawal charge could apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. Please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this Prospectus.

This service is not available to qualified plan trust owned contracts.

You may elect this service in the calendar year in which you reach age 70 1/2 or in any later year (other than the first calendar year that your contract is in force). The minimum amount we will pay out is $250. Currently, RMD payments will be made annually each December.

We do not impose a withdrawal charge on the RMD payment taken through our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

This service does not generate an automatic RMD payment during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take an RMD before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMD amount may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

The RMD amount is based on your entire interest in your traditional IRA contract whether your investments are allocated to one or more variable investment options and/or one or more Segments. We will withdraw your RMD amount from the variable investment options first on a pro rata basis. If there is insufficient account value in the variable investment options, then we will withdraw the balance of the RMD amount from the Segment Type Holding Accounts on a pro rata basis. If there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from the Segments on a pro rata basis.

As you approach age 70 1/2 you should consider the effect of allocations to any Segment. You should consider whether you have a sufficient amount allocated to the variable investment options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to a Segment under this contract.

We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).

                             ACCESSING YOUR MONEY

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

WITHDRAWALS

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options (excluding the Segment Type Holding Accounts and dollar cap averaging account). If there is insufficient value or no value in the variable investment options (excluding the Segment Type Holding Accounts and dollar cap averaging account), any additional amount of the withdrawal required or the total amount of the withdrawal will be taken on a pro rata basis from the Segment Type Holding Accounts. If there are insufficient funds in the Segment Type Holding Accounts, any additional amount of the withdrawal required will be taken from the dollar cap averaging account. If there is insufficient value in the dollar cap averaging account, we will deduct all or a portion of the withdrawal from the Segments on a pro rata basis. A partial withdrawal from the Dollar Cap Averaging Program will terminate the program.

If you specify the investment options from which you want us to deduct your withdrawal, the following restrictions apply: If the amount of your withdrawal is equal to or less than your account value in the variable investment options and Segment Type Holding Accounts, the entire withdrawal must come from the account value in the variable investment options and Segment Type Holding Accounts, and the withdrawal cannot be pro rata; you must specify the dollar amount or percentage withdrawal for the variable investment options and Segment Type Holding Accounts from which to take the withdrawal. In other words, you cannot take a withdrawal from the Segments if there is any value remaining in the variable investment options and Segment Type Holding Accounts.

After 100% of the value has been taken from the variable investment options and Segment Type Holding Accounts, you can specify the dollar amount or percentage of the withdrawal to be taken from any Segment.

If you have amounts in a Segment Type Holding Account and you make a withdrawal on a Segment Start Date, that amount will not be transferred into the Segment created on that date.

Withdrawals prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. For Annual Lock Segments, each Annual Lock Anniversary Ending Amount and Annual Lock Anniversary Starting Amount is also recalculated. Below is a table summarizing the impact of a withdrawal during the second Annual Lock Period of an Annual Lock Segment on the Annual Lock Anniversary Starting Amount (which is equal to the Segment Investment) and Annual Lock Anniversary Ending Amount that is described in greater detail immediately following the table.

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                              BEFORE WITHDRAWAL              AFTER WITHDRAWAL
                           ---------------------------    -------------------------
                   ANNUAL
                   LOCK                    ANNUAL                        ANNUAL
                   YEARLY                   LOCK                          LOCK
        INDEX      RATE                  ANNIVERSARY                   ANNIVERSARY
      PERFORMANCE   OF       SEGMENT       ENDING          SEGMENT       ENDING
YEAR     RATE      RETURN   INVESTMENT*    AMOUNT         INVESTMENT*    AMOUNT
-----------------------------------------------------------------------------------
 1       13%        12%     $1,000.00    $1,120.00         $900.00     $1,008.00
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1.5           $110.00 withdrawal** (Segment Interim Value at time of
                             withdrawal is $1,100.00)
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* The first Annual Lock Anniversary Starting Amount is equal to the Segment Investment.
** $110 is the total amount withdrawn.

Assume $1,000.00 is invested in an Annual Lock Segment. The Index Performance Rate for the first Annual Lock Period is 13% which is greater than the Performance Cap Rate of 12%. Therefore, the first Annual Lock Anniversary Ending Amount is $1,120.00 ($1,000.00 + ($1,000.00 * 12%)). If a withdrawal of
$110.00 is taken during the second Annual Lock Period and the Segment Interim Value on the date of the withdrawal is $1,100.00) then the recalculated first Annual Lock Anniversary Starting Amount (which is equal to the Segment Investment) is $900.00 ($1,000.00 - ($1,000.00 * ($110.00/$1,100.00))). The
recalculated Annual Lock Anniversary Ending Amount is $1,008.00 ($900.00 + ($900.00 * 12%)).

You can request, in advance of your Segment Maturity Date, a withdrawal of your Segment Maturity Value on the Segment Maturity Date, which is not subject to the restrictions described above regarding the need to withdraw amounts in variable investment options and Segment Type Holding Accounts before withdrawing amounts from Segments. We will only accept a request to withdraw your Segment Maturity Value if you submit the request within 12 months of the Segment Maturity Date.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal. See "10% free withdrawal amount" under "Charges under the contract" in "Charges and expenses" later in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

                             ACCESSING YOUR MONEY

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of an investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as Structured Capital Strategies(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Structured Capital Strategies(R) contract and all its benefits will terminate and will be converted to a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Structured Capital Strategies(R) contract at the time of annuitization, the annuity payout option that you select, and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Structured Capital Strategies(R) contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. Any change to the annuity purchase factor will only apply to contributions made after the date of the change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

Structured Capital Strategies(R) currently offers you several choices of annuity payout options.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own and the annuitant's age at contract issue. We reserve the right to add, remove or change these annuity payout options at any time.

ANNUITY PAYOUT OPTIONS

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Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
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..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a

                             ACCESSING YOUR MONEY
life annuity with a maximum period certain of 10 years. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the Structured Capital Strategies(R) contract date. You can change the date your annuity payments are to begin any time. The date may not be later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 98th birthday.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made. If you do not respond to the notice within 30 days following your maturity date, your contract will be annuitized automatically.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)the amount applied to purchase the annuity;

(2)the type of annuity chosen;

(3)in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix II later in this Prospectus for state variations.

ANNUITY MATURITY DATE

Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 98th birthday (or older joint annuitant's, if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. The default payout option is a life annuity with a maximum period certain of 10 years.

                             ACCESSING YOUR MONEY

7. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charge each day from the net assets of each variable investment option (including the Segment Type Holding Account and dollar cap averaging account). This charge is reflected in the unit values of each variable investment option:

..   A variable investment option fee.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   at the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge.

..   at the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

..   at the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no transfer charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

CHARGES UNDER THE CONTRACTS

VARIABLE INVESTMENT OPTION FEE

We deduct a daily charge from the net assets in each variable investment option (including the Segment Type Holding Account and dollar cap averaging account) to compensate us for administrative expenses, sales expenses and certain expense risks we assume under the contracts. The daily charge shown as an annual rate of the net assets in each variable investment option is 1.15%.

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. This charge also compensates us for administrative expenses and a portion of our sales expenses, under the contract.

On a non-guaranteed basis, we may waive this fee under certain conditions. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this fee, then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this fee entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. We reserve the right to change or cancel this provision at any time.

This fee does not apply to amounts held in a Segment.

TRANSFER CHARGE

Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for any transfers among variable investment options in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge is designed to compensate the company with respect to adminstering the transaction. The charge is also designed to deter disruptive transfer activity. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one variable investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as a separate transfer. Any transfer charge will be deducted from the variable investment options from which the transfer is made. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge. We will also not charge for transfers made in connection with our Dollar Cap Averaging Program.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

CHECK PREPARATION CHARGE. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge, which would be deducted from the amount you request following imposition of such a charge. We reserve the right to charge a maximum of $85.

                             CHARGES AND EXPENSES

CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE. Currently, we are waiving the $65 charge for each third-party transfer or exchange; this waiver may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge from the amount you request for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. We reserve the right to increase this charge to a maximum of $125.

WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the 10% free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

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                       CONTRACT YEAR
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                                         1   2   3   4   5   6   7+
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Percentage of contribution               6%  6%  5%  5%  4%  3%  0%
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For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this Prospectus.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options (excluding the Segment Type Holding Accounts and dollar cap averaging account). If those amounts are insufficient, we will deduct all or a portion of the required amounts pro rata from the Segment Type Holding Accounts. If the amounts in the Segment Type Holding Accounts are still insufficient, we will deduct all or a portion of the required amounts from the dollar cap averaging account. If the amount in the dollar cap averaging account is still insufficient, we deduct all or a portion of the required amounts from the Segments on a pro rata basis. If you specify that your withdrawal be taken from specific investment options, the amount of the withdrawal charge will first be taken from the investment options you specify. If there is insufficient value in those options to pay the withdrawal charge after your withdrawal is deducted, then the remainder of the withdrawal charge is deducted as described above.

Withdrawals from a Segment or a Segment Type Holding Account are subject to the same withdrawal charge calculations as a withdrawal from any other investment option. Any withdrawal from a Segment will reduce the Segment Interim Value. A withdrawal from a Segment Type Holding Account reduces the amount that will be transferred to a Segment. For more information, see "Structured Investment Option" in "Contract features and benefits," earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of the contract year. When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal.

DEATH. The withdrawal charge does not apply if the owner dies and a death benefit is payable to the beneficiary.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

                             CHARGES AND EXPENSES

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

ADJUSTMENTS WITH RESPECT TO EARLY WITHDRAWALS FROM SEGMENTS

We calculate the Segment Interim Value when a withdrawal is taken, whether a partial withdrawal or a full contract surrender, from a Segment prior to the Segment Maturity Date. The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. For more information on the calculation of the Segment Interim Value, please see Appendix III.

CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the variable investment option fee, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales and administration generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

                             CHARGES AND EXPENSES

8. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary during your lifetime and while the contract is in force. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Any part of a death benefit for which there is no named or designated beneficiary living at your death will be payable in a single sum to your surviving spouse, if any; if there is no surviving spouse, then to the surviving children in equal shares; if there are no surviving children, then to your estate. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. If the contract is owned by a qualified plan trust or other entity, the death benefit is payable to the entity owner. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor.

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

DEATH BENEFIT

The death benefit is equal to the account value as of the date we receive satisfactory proof of the owner's death, any required instructions for the method of payment, and all information and forms necessary to effect payment.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract is owned by a non-natural person, the death of the primary annuitant triggers rules regarding the death of an owner.

Once we have received notice of the owner's death, we will not make any transfers from Segment Type Holding Accounts to Segments. Amounts in the Segment Type Holding Accounts will be defaulted into the EQ/Money Market variable investment option. When Segments mature, the Segment Maturity Value will be transferred to the EQ/Money Market variable investment option.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years, unless one of the exceptions described here applies. The surviving owner may instead elect to take an installment payout or an annuity payout option we may offer at the time under the contract, provided payments begin within one year of the deceased owner's death. If an annuity or installment payout is elected, the contract terminates and a supplemental contract is issued.

If the older owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or an annuity payout option we may offer at the time under the contract within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or

                           PAYMENT OF DEATH BENEFIT
annuity within one year; (3) continue the contract for up to five years; or
(4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges will continue to apply and no additional contributions will be permitted. The death benefit becomes payable to the beneficiary if the older owner dies within five years after the death of the younger owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   The withdrawal charge schedule remains in effect.

The transfer restrictions on amounts in Segments prior to election of Spousal continuation remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary chooses the "5-year rule" they are not permitted to transfer any account value to any Segment but instead can only transfer account value to a variable investment option.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix II later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death. If the beneficiary chooses this option, they are not permitted to transfer any account value to any Segment but instead can only transfer account value to a variable investment option.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen; and

                           PAYMENT OF DEATH BENEFIT

   -- if any such beneficiary chooses the "5-year rule" they cannot allocate any of the account value from the EQ/Money Market (or any other variable investment option) to a Segment.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be transferred to Segments.

..   A beneficiary who chooses to receive annual payments over his life expectancy should consult his tax adviser about selecting Segments that provide sufficient liquidity to satisfy the payout requirements under this option.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the variable investment options but no additional contributions will be permitted.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner or the surviving joint owner who elects this feature. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen; and

   -- if any such beneficiary chooses the "5-year rule" they cannot allocate any of the account value from the EQ/Money Market (or any other variable investment option) to a Segment.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to the election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the variable investment options but no additional contributions will be permitted.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or older joint owner:

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled

                           PAYMENT OF DEATH BENEFIT
   payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

                              -------------------

A beneficiary should speak to his or her tax professional about which continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the beneficiary's age, need for immediate income and a desire to continue the contract.

                           PAYMENT OF DEATH BENEFIT

9. Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Structured Capital Strategies(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA Roth IRA or QP, and the characteristics of the owner. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

FATCA

Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or an individual retirement custodial or trusteed account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code. How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options you elect.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

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ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Structured Capital Strategies(R) contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this Structured Capital Strategies(R) contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this Structured Capital Strategies(R) contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial

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1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. Recently, the IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Also we do not believe that these rules apply to the assets of Separate Account No. 68, because contract owners have no interest in the performance of those assets.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   traditional IRAs, typically funded on a pre-tax basis; and

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..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the Structured Capital Strategies(R) contract in both traditional IRA and Roth IRA versions.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers
Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel either version of the Structured Capital Strategies(R) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES ("TRADITIONAL IRAS")

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2017, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70 1/2 or any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical

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requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, ("CONTRIBUTIONS TO INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)") which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2017 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2017). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

..   Do it yourself:

   You receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this Prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

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ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publications 590-A and 590-B for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. You can direct AXA Equitable to make a distribution directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return.

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REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Currently we believe that these provisions would not apply to Structured Capital Strategies(R) contracts because of the type of benefits provided under the contracts. However, if you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

If you choose an account-based method, the RMD amount for your Structured Capital Strategies(R) traditional IRA contract is calculated with respect to your entire interest in the contract, including your allocations to one or more variable investment options and one or more of the Segments in the Structured Investment Option.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

If you are at an age where you are required to take lifetime required minimum distributions from traditional IRAs you should consider the effect of allocations to the Structured Investment Option under a Structured Capital Strategies(R) traditional IRA contract. You should consider whether you have a sufficient amount allocated to the Variable Investment Options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to the Structured Investment Option under this contract.

Particularly if you hold any portion of your Structured Capital Strategies(R) IRA account value in Segments, you should make sure to have money invested in the variable investment options and/or other traditional IRAs in order to have enough liquidity in the contract or elsewhere to satisfy your RMD withdrawals without dipping into a Segment.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the

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required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and document eligibility for the exception to the IRS.

ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Structured Capital Strategies(R) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.

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CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements (or designated Roth accounts under defined contribution plans); or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2017, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach
70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, ("CONTRIBUTIONS TO INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)") for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

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Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original
SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

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..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- within any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS

Lifetime minimum distribution requirements do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   we might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   we are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document

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their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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10. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions or transfers into any variable investment option; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT SEPARATE ACCOUNT NO. 68

We hold assets in a "non-unitized" separate account we have established under the New York Insurance Law to support our obligations under the Structured Investment Option. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We are obligated to pay all money we owe under the contract. If the obligation exceeds the assets of Separate Account No. 68, funds will be transferred to Separate Account No. 68 from the general account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the Structured Investment Option, regardless of whether assets supporting the Structured Investment Option are held in a separate account or our general account. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. For more information, see "About the general account" below.

Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps. Although the above generally describes our plans for investing the assets supporting our obligations under the Structured Investment Option, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. The Trust issues different shares relating to each of its portfolios.

The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees of the Trust serves for the benefit of the Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of

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Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or the Structured Investment Option with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and the Structured Investment Option. The general obligations and the Structured Investment Option under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests in the Structured Investment Option under the contracts in the general account are issued by AXA Equitable and are registered under the Securities Act of 1933. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

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..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers uponreceipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

..   Contributions allocated to the variable investment options (including the
    Segment Type Holding Accounts and dollar cap averaging account) are invested at the unit value next determined after the receipt of the contribution.

..   Transfers to or from the variable investment options (including the Segment
    Type Holding Accounts and dollar cap averaging account) will be made at the unit value next determined after the receipt of the transfer request.

..   Requests for withdrawals or surrenders from the variable investment options
    (including the Segment Type Holding Accounts and dollar cap averaging account) will be made at the unit value next determined on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees;

..   the formal approval of independent auditors selected for each Trust; or

..   any other matters described in the Prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is part of the registration statement filed on Form N-4. The

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financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin, subject to our acceptance. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

We may refuse to process a change of ownership of an NQ contract to an entity without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us. This rule also generally applies to QP contracts.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.0% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock

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options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. Contribution-compensation will generally not exceed 7.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.0% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

                               MORE INFORMATION

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2016) received additional payments. These additional payments ranged from $1,472.14 to $5,557,015.32. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
AXIO
BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
Capital Investment Group
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUNA Brokerage Services
Cuso Financial Services, L.P.
Farmer's Financial Solution
First Allied Securities Inc.
First Tennessee Brokerage Inc.
Girard Securities, Inc.
Gradient Securities, LLC
H.D. Vest Investment Securities, Inc.
Harbour Investments
Hilltop Securities
Independent Financial Group, LLC
Investors Capital Corporation
Janney Montgomery Scott LLC
Kestra Investments, LLC
Key Investment Services LLC
Ladenburg Thalmann Advisor Network, LLC
Legend Equities
Lincoln Financial Advisors Corp.
Lincoln Financial Services Corp
Lincoln Investment Planning
LPL Financial Corporation
Lucia Securities, LLC
Merrill Lynch Life Agency, Inc.
MetLife Securities, Inc.
Morgan Stanley Smith Barney
Mutual of Omaha Investment Services, Inc.
National Planning Corporation
Parkland Securities, LLC (part of Sigma)
PlanMember
PNC Investments
Primerica Financial Services
Questar Capital Corporation
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Santander Securities Corporation
SIGMA Financial Corporation
Signator Investors, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
The Advisor Group
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Valmark Securities, Inc.
Voya Financial Advisors
VSR Financial Services Inc.
Wells Fargo Wealth Brokerage Insurance Agency

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11. Incorporation of certain documents by reference

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AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2016 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference, as are AXA Equitable's Quarterly Report on Form 10-Q (filed on May 15, 2017) and AXA Equitable's Current Reports on Form 8-K (filed on February 17, 2017; May 5, 2017 and May 18, 2017).

AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Structured Investment Option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AXA Equitable Life Insurance Company incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2016 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

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The variable investment option fee of 1.15% was not offered as of December 31, 2016 for contracts offered by this prospectus, therefore condensed financial information is not available that reflects that variable investment option fee.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: State contract availability and/or variations of certain features and benefits

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The following information is a summary of the states where the Structured Capital Strategies(R) contract or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

STATES WHERE CERTAIN STRUCTURED CAPITAL STRATEGIES(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

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 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
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ARIZONA     See "Your right to cancel within  If you reside in the state of
            a certain number of days" in      Arizona and you purchased
            "Contract features and benefits"  your contract as a
                                              replacement for a different
                                              variable annuity contract or
                                              you are age 65 or older at
                                              the time the contract is
                                              issued, you may return your
                                              variable annuity contract
                                              within 30 days from the date
                                              you receive it and receive a
                                              refund of account value. This
                                              is also referred to as the
                                              "free look" period.
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CALIFORNIA  See "We require that the          You are not required to use
            following types of                our forms when making a
            communications be on specific     transaction request. If a
            forms we provide for that         written request contains all
            purpose" in "How to reach us"     the information required to
                                              process the request, we will
                                              honor it.

            See "Contract features and        If you reside in California
            benefits" -- "Your right to       and you are age 60 or older
            cancel within a certain number    at the time the contract is
            of days"                          issued, you may return your
                                              variable annuity contract
                                              within 30 days from the date
                                              that you receive it and
                                              receive a refund as described
                                              below.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option, the
                                              amount of your refund will be
                                              equal to your contribution,
                                              unless you make a transfer,
                                              in which case the amount of
                                              your refund will be equal to
                                              your account value on the
                                              date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If you allocate
                                              any portion of your initial
                                              contribution to the variable
                                              investment options (other
                                              than the EQ/Money Market
                                              option), your refund will be
                                              equal to your account value
                                              on the date we receive your
                                              request to cancel at our
                                              processing office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE
                                              THROUGH CERTAIN SELLING
                                              BROKER-DEALERS

                                              Certain selling
                                              broker-dealers offer an
                                              allocation method designed to
                                              preserve your right to a
                                              return of your contributions
                                              during the free look period.
                                              At the time of application,
                                              you will instruct your
                                              financial professional as to
                                              how your initial contribution
                                              and any subsequent
                                              contributions should be
                                              treated for the purpose of
                                              maintaining your free look
                                              right under the contract.
                                              Please consult your financial
                                              professional to learn more
                                              about the availability of
                                              "return of contribution" free
                                              look treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract,
                                              we will allocate your entire
                                              contribution and any
                                              subsequent contributions made
                                              during the 30 day period
                                              following the Contract Date,
                                              to the EQ/Money Market
                                              investment option. In the
                                              event you choose to exercise
                                              your free look right under
                                              the contract, you will
                                              receive a refund equal to
                                              your contributions.
----------------------------------------------------------------------------

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

-----------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
CALIFORNIA                                     If you choose the "return of
(CONTINUED)                                    contribution" free look
                                               treatment and your contract
                                               is still in effect on the
                                               30th day (or next business
                                               day) following the Contract
                                               Date, we will automatically
                                               reallocate your account value
                                               to the investment options
                                               chosen on your application.

                                               Any transfers made prior to
                                               the expiration of the 30 day
                                               free look will terminate your
                                               right to "return of
                                               contribution" treatment in
                                               the event you choose to
                                               exercise your free look right
                                               under the contract. Any
                                               transfer made prior to the
                                               30th day following the
                                               Contract Date will cancel the
                                               automatic reallocation on the
                                               30th day (or next business
                                               day) following the Contract
                                               Date described above. If you
                                               do not want AXA Equitable to
                                               perform this scheduled
                                               one-time reallocation, you
                                               must call one of our customer
                                               service representatives at 1
                                               (877) 899-3743 before the
                                               30th day following the
                                               Contract Date to cancel.

                                               If you purchased your
                                               contract from a financial
                                               professional whose firm
                                               submits applications to AXA
                                               Equitable electronically, the
                                               Dollar Cap Averaging Program
                                               may not be available at the
                                               time your contract is issued.
                                               If this is the case and you
                                               wish to participate in the
                                               program after your contract
                                               has been issued, you must
                                               make your election on the
                                               applicable paper form and
                                               submit it to us separately.
                                               Depending on when we receive
                                               your form, you may miss the
                                               first available date on which
                                               your account value would
                                               otherwise be transferred to
                                               your designated Segment Type
                                               Holding Accounts.

             See "Dollar Cap Averaging         If you elect to invest in the
             Program" and "Your right to       Dollar Cap Averaging Program,
             cancel within a certain number    you will not be eligible for
             of days" in "Contract features    the "return of contribution"
             and benefits"                     free look treatment. By
                                               electing the Dollar Cap
                                               Averaging Program, you would
                                               only be eligible to receive a
                                               return of account value if
                                               you free look your contract.

             See "Charges and expenses" --     Items (i)-(iii) under this
             "Disability, terminal illness,    section are deleted in their
             or confinement to a nursing home" entirety and replaced with:

                                               (i)We receive proof
                                                  satisfactory to us
                                                  (including certification
                                                  by a U.S. licensed
                                                  physician) that the Owner
                                                  has a chronic illness as
                                                  defined pursuant to either
                                                  (a) or (b) below;

                                                  (a)unable to perform two
                                                     activities of daily
                                                     living (bathing,
                                                     continence, dressing,
                                                     eating, toileting and
                                                     transferring), meaning
                                                     the Owner needs human
                                                     assistance, or needs
                                                     continual substantial
                                                     supervision; or

                                                  (b)impairment of cognitive
                                                     ability, meaning a
                                                     deterioration or loss
                                                     of intellectual
                                                     capacity due to mental
                                                     illness or disease,
                                                     including Alzheimer's
                                                     disease or related
                                                     illnesses, that
                                                     requires con- tinual
                                                     supervision to protect
                                                     oneself or others.

                                               (ii)We receive proof
                                                   satisfactory to us
                                                   (including certification
                                                   by a U.S. licensed
                                                   physician) that the
                                                   Owner's life expectancy
                                                   is twelve months or less.
-----------------------------------------------------------------------------

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

-----------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
CALIFORNIA                                     (iii)The Owner is receiving,
(CONTINUED)                                         as prescribed by a
                                                    physician, registered
                                                    nurse, or licensed
                                                    social worker, home care
                                                    or community-based
                                                    services (including
                                                    adult day care, personal
                                                    care, homemaker
                                                    services, hospice
                                                    services or respite
                                                    care) or, is confined in
                                                    a skilled nursing
                                                    facility, convalescent
                                                    nursing home, or
                                                    extended care facility,
                                                    which shall not be
                                                    defined more
                                                    restrictively than as in
                                                    the Medicare program, or
                                                    is confined in a
                                                    residential care
                                                    facility or residential
                                                    care facility for the
                                                    elderly, as defined in
                                                    the Health and Safety
                                                    Code. Out-of-state
                                                    providers of services
                                                    shall be defined as
                                                    comparable in licensure
                                                    and staffing
                                                    requirements to
                                                    California providers.

             See "More information" --         You can transfer ownership of
             "Transfers of ownership,          an NQ contract at any time
             collateral assignments, loans,    before annuity payments
             and borrowing"                    begin. You may assign your
                                               contract, unless otherwise
                                               restricted for tax
                                               qualification purposes.
-----------------------------------------------------------------------------
CONNECTICUT  See "Charges for each additional  The charge for transfers does
             transfer in excess of 12          not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and expenses"

             See "Special services charges"    The maximum charge for check
             in "Fee table" and under          preparation is $9 per
             "Charges and expenses"            occurrence.

                                               The charge for third-party
                                               transfers or exchanges does
                                               not apply.

             See "Charges and expenses --      Waiver (i) is not available.
             Disability, terminal illness, or
             confinement to a nursing home"
-----------------------------------------------------------------------------
FLORIDA      See "How you can purchase and     In the third paragraph of
             contribute to your contract" in   this section, item (i) now
             "Contract features and benefits"  reads: "(i) contributions under a Structured Capital
                                               Strategies(R) contract would
                                               then total more than
                                               $1,500,000;" and item (ii)
                                               regarding the $2,500,000
                                               limitation on contributions
                                               is deleted. The remainder of
                                               this section is unchanged.

             See "Your right to cancel within  If you reside in the state of
             a certain number of days" in      Florida, you may cancel your
             "Contract features and benefits"  variable annuity contract and return it to us within 21
                                               days from the date that you
                                               receive it. You will receive
                                               an unconditional refund equal
                                               to the greater of the cash
                                               surrender value provided in
                                               the annuity contract, plus
                                               any fees or charges deducted
                                               from the contributions or
                                               imposed under the contract,
                                               or a refund of all
                                               contributions paid.

             See "Selecting an annuity payout  The following sentence
             option" under "Your annuity       replaces the first sentence
             payout options" in "Accessing     of the second paragraph in
             your money"                       this section:

                                               You can choose the date
                                               annuity payments are to
                                               begin, but it may not be
                                               earlier than twelve months
                                               from the contract date.

             See "Special service charges"     We will not impose a charge
             under "Charges and expenses"      for third-party transfers or
                                               exchanges.

             See "Withdrawal charge" in        If you are age 65 or older at
             "Charges and expenses"            the time your contract is
                                               issued, the applicable
                                               withdrawal charge will not
                                               exceed 10% of the amount
                                               withdrawn.
-----------------------------------------------------------------------------
HAWAII       See "Your right to cancel within  If you live in Hawaii, you
             a certain number of days" in      will receive a refund of your
             "Contract features and benefits"  contributions.
-----------------------------------------------------------------------------
IDAHO        See "Your right to cancel within  If you reside in the state of
             a certain number of days" under   Idaho, you may return your
             "Contract features and benefits"  contract within 20 days from the date that you receive it
                                               and receive a refund of your
                                               initial contribution.
-----------------------------------------------------------------------------
ILLINOIS     See "Selecting an annuity payout  You can choose the date
             option" under "Your annuity       annuity payments are to
             payout options" in "Accessing     begin, but it may not be
             your money"                       earlier than twelve months
                                               from the contract date.
-----------------------------------------------------------------------------

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
MARYLAND       Contract exchanges                Withdrawal charges will not
                                                 apply if an eligible AXA
                                                 Equitable contract is
                                                 exchanged for a Structured
                                                 Capital Strategies(R)
                                                 contract.
-------------------------------------------------------------------------------
MASSACHUSETTS  See "Disability, terminal         This section is deleted in
               illness or confinement to         its entirety.
               nursing home" under "Withdrawal
               charge" in "Charges and expenses"
-------------------------------------------------------------------------------
NEW HAMPSHIRE  See "Disability, terminal         Waiver (iii) regarding the
               illness, or confinement to a      definition of a nursing home
               nursing home" under "Withdrawal   is deleted, and replaced with
               charge" in "Charges and expenses" the following:
                                                 You are confined to a nursing
                                                 home for more than 90 days
                                                 (or such other period, as
                                                 required in your state) as
                                                 verified by a licensed
                                                 physician. A nursing home for
                                                 this purpose means one that
                                                 is (a) approved by Medicare
                                                 as a provider of skilled
                                                 nursing care services, or
                                                 qualified to receive approval
                                                 of Medicare benefits, or (b)
                                                 operated pursuant to law as a
                                                 skilled nursing home by the
                                                 state or territory in which
                                                 it is located (it must be
                                                 within the United States,
                                                 Puerto Rico, U.S. Virgin
                                                 Islands, or Guam) and meets
                                                 all of the following:

                                                 .   its main function is to
                                                     provide skilled,
                                                     intermediate, or
                                                     custodial nursing care;
                                                 .   it provides continuous
                                                     room and board;
                                                 .   it is supervised by a
                                                     registered nurse or
                                                     licensed practical nurse;

                                                 .   it keeps daily medical
                                                     records of each patient;
                                                 .   it controls and records
                                                     all medications
                                                     dispenses; and
                                                 .   its primary service is
                                                     other than to provide
                                                     housing for residents.
-------------------------------------------------------------------------------
NEW JERSEY     See "Owner and annuitant          Joint owners or joint
               requirements" in "Contract        annuitants are not required
               features and benefits"            to be spouses.

               See "Withdrawals treated as       We will not terminate a
               surrenders" under "Accessing      contract if there have been
               your money"                       no contributions made during
                                                 the last three completed
                                                 contract years and the
                                                 account value is less than
                                                 $500.
-------------------------------------------------------------------------------
NORTH DAKOTA   See "Your right to cancel within  To exercise your cancellation
               a certain number of days" in      right, you must return the
               "Contract features and benefits"  certificate directly to our processing office within 20
                                                 days after you receive it.
-------------------------------------------------------------------------------
PENNSYLVANIA   Contributions                     Your contract refers to
                                                 contributions as premiums.
               Terminal illness                  Your contract refers to
                                                 "terminal illness" as
                                                 "6-month life expectancy".

               Required disclosure for           Any person who knowingly and
               Pennsylvania customers            with intent to defraud any
                                                 insurance company or other
                                                 person files an application
                                                 for insurance or statement of
                                                 claim containing any
                                                 materially false information
                                                 or conceals for the purpose
                                                 of misleading, information
                                                 concerning any fact material
                                                 thereto commits a fraudulent
                                                 insurance act, which is a
                                                 crime and subjects such
                                                 person to criminal and civil
                                                 penalties.
-------------------------------------------------------------------------------

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
RHODE ISLAND  See "Your right to cancel within  If you reside in the state of
              a certain number of days" under   Rhode Island, you may return
              "Contract features and benefits"  your contract within 20 days from the date that you
                                                receive it and receive a
                                                refund of your initial
                                                contribution.
------------------------------------------------------------------------------
SOUTH DAKOTA  See "Your right to cancel within  If you reside in the state of
              a certain number of days" under   South Dakota, you may return
              "Contract features and benefits"  your contract within 30 days from the date that you
                                                receive it and receive a
                                                refund of your initial
                                                contribution.
------------------------------------------------------------------------------
TEXAS         See "How you can purchase and     In the third paragraph of
              contribute to your contract" in   this section, item (i) now
              "Contract features and benefits"  reads: "(i) contributions under a Structured Capital
                                                Strategies(R) contract would
                                                then total more than
                                                $1,500,000." The $2,500,000
                                                limitation on the sum of all
                                                contributions under all AXA
                                                Equitable annuity
                                                accumulation contracts with
                                                the same owner or annuitant
                                                does not apply.
              See "Your right to cancel within  If you reside in the state of
              a certain number of days" under   Texas, you may return your
              "Contract features and benefits"  contract within 20 days from the date that you receive it
                                                and receive a refund of your
                                                initial contribution.
              See "Disability, terminal         There is no 12 month waiting
              illness or confinement to         period following a
              nursing home" in "Charges and     contribution for the Six
              expenses"                         Month Life Expectancy Waiver.
                                                The withdrawal charge can be
                                                waived even if the condition
                                                begins within 12 months of
                                                the remittance of the
                                                contribution.
                                                The first sentence in Waiver
                                                (iii) regarding the
                                                definition of a nursing home
                                                is deleted and replaced with
                                                the following: You are
                                                confined to a nursing home as
                                                verified by a licensed
                                                physician.
------------------------------------------------------------------------------
UTAH          See "Your right to cancel within  If you reside in the state of
              a certain number of days" under   Utah, and you purchased your
              "Contract features and benefits"  contract as a replacement, you may return your contract
                                                within 30 days from the date
                                                that you receive it.

              See "Transfers of ownership,      Unless restricted for tax
              collateral assignments, loans or  purposes, your contract may borrowing" in "More information"  be assigned.
------------------------------------------------------------------------------
WASHINGTON    See "10% free withdrawal amount"  The 10% free withdrawal
              under "Withdrawal charge" in      amount applies to full
              "Charges and expenses"            surrenders.

              See "When to expect payments" in  For any payment upon
              "Accessing your money"            surrender we defer more than
                                                30 days, we will pay interest
                                                from the date we receive your
                                                surrender request to the date
                                                of payment.

              See "Disability, terminal         The owner (or older joint
              illness, or confinement to        owner, if applicable) has
              nursing home" in "Charges and     qualified to receive Social
              expenses"                         Security disability benefits
                                                as certified by the Social
                                                Security Administration or a
                                                statement from an independent
                                                U.S. licensed physician
                                                stating that the owner (or
                                                older joint owner, if
                                                applicable) meets the
                                                definition of total
                                                disability for at least 6
                                                continuous months prior to
                                                the notice of claim. Such
                                                disability must be
                                                re-certified every 12 months.
------------------------------------------------------------------------------

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

Appendix III: Segment Interim Value

--------------------------------------------------------------------------------

We calculate the Segment Interim Value for each Segment on each Segment Business Day that falls between the Segment Start Date and Segment Maturity Date. The calculation is a formula designed to measure the fair value of your Segment Investment on the particular interim date, and is based on the downside protection provided by the Segment Buffer, the limit on participation in investment gain provided by the Performance Cap Rate, and an adjustment for the effect of a withdrawal prior to the Segment Maturity Date. The formula we use, in part, derives the fair value of hypothetical investments in fixed instruments and derivatives. These values provide us with protection from the risk that we will have to pay out account value related to a Segment prior to the Segment Maturity Date. The hypothetical put option provides us with a market value of the potential loss at Segment Maturity, and the hypothetical call options provide us with a market value of the potential gain at Segment Maturity. This formula provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. We are not required to hold such investments in relation to Segments and may or may not choose to do so. You are not affected by the performance of any of our investments (or lack thereof) relating to Segments. The formula also includes an adjustment relating to the Cap Calculation Factor. This is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. Appendix III sets forth the actual calculation formula, an overview of the purposes and impacts of the calculation, and detailed descriptions of the specific inputs into the calculation. You should note that even if a corresponding Index has experienced positive growth, the calculation of your Segment Interim Value may result in an amount lower than your Segment Investment. We have included examples of calculations of Segment Interim Values under various hypothetical situations at the end of this Appendix.

CALCULATION FORMULA

Your Segment Interim Value is equal to the lesser of (A) or (B).

(A)equals the sum of the following three components:

   (1)Fair Value of hypothetical Fixed Instruments; plus

   (2)Fair Value of hypothetical Derivatives; plus

   (3)Cap Calculation Factor.

(B)equals the Segment Investment (or the most recent Annual Lock Anniversary Starting Amount for an Annual Lock Segment) multiplied by (1 + the Performance Cap Rate limiting factor).

OVERVIEW OF THE PURPOSES AND IMPACTS OF THE CALCULATION

FAIR VALUE OF HYPOTHETICAL FIXED INSTRUMENTS. The Segment Interim Value formula includes an element designed to compensate us for the fact that when we have to pay out account value related to a Segment before the Segment Maturity Date, we forgo the opportunity to earn interest on the Segment Investment from the date of withdrawal or surrender until the Segment Maturity Date. We accomplish this estimate by calculating the present value of the Segment Investment using an investment rate widely used in financial markets.

FAIR VALUE OF HYPOTHETICAL DERIVATIVES. For Standard Segments we use hypothetical put and call options that are designated for each Segment to estimate the market value, at the time the Segment Interim Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate. For Annual Lock Segments, we use a hypothetical derivatives contract where the final payout equals the compounded Annual Lock Yearly Rate of Return (i.e., the Index Performance Rate for each successive Annual Lock Period, subject to the Performance Cap Rate and Segment Buffer), to estimate the market value of the Segment at the time the Segment Interim Value is calculated. This hypothetical derivatives contract reflects the value of the downside protection that would be provided at each Annual Lock Anniversary by the Segment Buffer as well as the upper limit that would be placed on gains at each Annual Lock Anniversary due to the Performance Cap Rate. When valuing the hypothetical Derivatives as part of the Segment Interim Value calculation, we use inputs that are consistent with market prices that reflect the estimated cost of exiting the hypothetical Derivatives before Segment Maturity. See the "Fair Value of Hypothetical Derivatives" in "Detailed Descriptions of Specific Inputs to the Calculation" below. Our fair market value methodology, including the market standard model we use to calculate the fair value of the hypothetical Derivatives for each particular Segment, may result in a fair value that is higher or lower than the fair value other methodologies and models would produce. Our fair value may also be higher or lower than the actual market price of the identical derivatives. As a result, the Segment Interim Value you receive may be higher or lower than what other methodologies and models would produce.

At the time the Segment Interim Value is determined, the Fair Value of Hypothetical Derivatives for Standard Segments is calculated using three different hypothetical options. These hypothetical options are designated for each Segment and are described in more detail later in this Appendix.

AT-THE-MONEY STANDARD SEGMENT CALL OPTION (STRIKE PRICE EQUALS THE INDEX VALUE AT SEGMENT INCEPTION). For Standard Segments, the potential for gain is estimated using the value of this hypothetical option.

                                     III-1

                      APPENDIX III: SEGMENT INTERIM VALUE

OUT-OF-THE-MONEY CALL OPTION (STRIKE PRICE EQUALS THE INDEX INCREASED BY THE PERFORMANCE CAP RATE ESTABLISHED AT SEGMENT INCEPTION). The potential for gain in excess of the Performance Cap Rate is estimated using the value of this hypothetical option.

..   For Standard Segments, the net amount of the At-the-Money Standard Segment
    Call Option less the value of the Out-of-the-Money Call Option is an estimate of the market value of the possibility of gain at the end of the Segment as limited by the Performance Cap Rate.

OUT-OF-THE-MONEY PUT OPTION (STRIKE PRICE EQUALS THE INDEX DECREASED BY THE SEGMENT BUFFER). The risk of loss is estimated using the value of this hypothetical option.

..   IT IS IMPORTANT TO NOTE THAT THIS PUT OPTION VALUE WILL ALMOST ALWAYS
    REDUCE THE PRINCIPAL YOU RECEIVE, EVEN WHERE THE INDEX IS HIGHER AT THE TIME OF THE WITHDRAWAL THAN AT THE TIME OF THE ORIGINAL INVESTMENT. This is because the risk that the Index could have been lower at the end of a Segment is present to some extent whether or not the Index has increased at the earlier point in time that the Segment Interim Value is calculated.

CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. The Segment Interim Value formula includes item (A)(3) above, the Cap Calculation Factor, which is designed to reflect the fact that we will not incur those expenses for the entire duration of the Segment if you withdraw your investment prior to the Segment Maturity Date. Therefore, the Cap Calculation Factor is always positive and declines during the course of the Segment.

PERFORMANCE CAP RATE LIMITING FACTOR. The formula provides that the Segment Interim Value is never greater than (B) above, which is the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration (or Annual Lock Period). Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. THIS MEANS, IF YOU SURRENDER OR CANCEL YOUR CONTRACT, DIE OR MAKE A WITHDRAWAL FROM A SEGMENT BEFORE THE SEGMENT MATURITY DATE, THE SEGMENT BUFFER WILL NOT NECESSARILY APPLY TO THE EXTENT IT WOULD ON THE SEGMENT MATURITY DATE (OR EACH ANNUAL LOCK ANNIVERSARY), AND ANY UPSIDE PERFORMANCE WILL BE LIMITED TO A PERCENTAGE LOWER THAN THE PERFORMANCE CAP RATE.

DETAILED DESCRIPTIONS OF SPECIFIC INPUTS TO THE CALCULATION

(A)(1) FAIR VALUE OF HYPOTHETICAL FIXED INSTRUMENTS. The Fair Value of Hypothetical Fixed Instruments in a Segment is currently based on the investment rate associated with the Segment's remaining time to maturity. Investment rates are interest rates associated with investment grade fixed income instruments which can be used to back the Segment. The investment rate will seek to approximate the bond yields which are used in the fixed instrument strategy (e.g., pricing, hedging) for this product. The investment rate will be determined based on an investment grade index selected to approximately correspond to the quality profile of bonds used in the fixed instrument strategy for this product. To apply the investment grade index values to the Fair Value of Hypothetical Fixed Instruments component of Segment Interim Value calculation, the spread over risk-free rates for selected investment grade index maturity points will be added to the risk-free rates used in other components of the Segment Interim Value calculation.

The Fair Value of Hypothetical Fixed Instruments is defined as its present value, as expressed in the following formula:

(Segment Investment)/(1 + rate)/(time to maturity)/

The Company's decision to use investment rates, which are generally higher than swap rates, to calculate the Fair Value of Hypothetical Instruments component of the Segment Interim Value will result in a lower value for that component relative to using swap rates to calculate that component and, all other things being equal, will result in a lower recalculated Segment Investment if a partial withdrawal is taken from a Segment or a lower withdrawal amount if a full withdrawal is taken from a Segment. The time to maturity is expressed as a fraction, in which the numerator is the number of days remaining in the Segment Duration and the denominator is the average number of days in each year of the Segment Duration for that Segment.

(A)(2) FAIR VALUE OF HYPOTHETICAL DERIVATIVES. We utilize a fair market value methodology to determine the Fair Value of Hypothetical Derivatives.

For each Standard Segment, we designate and value three hypothetical options, each of which is tied to the performance of the Index underlying the Segment in which you are invested. For Standard Segments, these are: (1) the At-the-Money Standard Segment Call Option, (2) the Out-of-the-Money Call Option and (3) the Out-of-the-Money Put Option. At Segment Maturity, the Put Option is designed to value the loss below the buffer, while the call options are designed to provide gains up to the Performance Cap Rate. These options are described in more detail below. For each Annual Lock Segment, we designate and value a hypothetical derivatives contract which is tied to the compounded performance of the Index underlying the Segment in which you are invested.

In addition to the inputs discussed above, the Fair Value of Hypothetical Derivatives is also affected by the time remaining until the Segment Maturity Date (or each remaining Annual Lock Anniversary). More information about the designated hypothetical options is set forth below:

(1)AT-THE-MONEY STANDARD SEGMENT CALL OPTION: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date. At any time during the Segment Duration, the fair value of the Standard Segment At-the-Money Call Option represents the market value of the potential to receive an amount in excess of the

                                     III-2

                      APPENDIX III: SEGMENT INTERIM VALUE

   Segment Investment on the Segment Maturity Date equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date, multiplied by the Segment Investment.

(2)OUT-OF-THE-MONEY CALL OPTION: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date increased by a percentage equal to the Performance Cap Rate. At any time during the Segment Duration, the fair value of the Out-of-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date in excess of the Performance Cap Rate, multiplied by the Segment Investment. The value of this option is used to offset the value of the AT-THE-MONEY STANDARD SEGMENT CALL OPTION (for Standard Segments), thus recognizing in the Interim Segment Value a ceiling on gains at Segment Maturity imposed by the Performance Cap Rate.

(3)OUT-OF-THE-MONEY PUT OPTION: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date decreased by a percentage equal to the Segment Buffer. At any time during the Segment Duration, the fair value of the Out-of-the-Money Put Option represents the market value of the potential to receive an amount equal to the excess of the negative return of the Index between the Segment Start Date and the Segment Maturity Date beyond the Segment Buffer, multiplied by the Segment Investment. The value of this option reduces the Interim Segment Value, as it reflects losses that may be incurred in excess of the Segment Buffer at Segment Maturity.

For Standard Segments, the Fair Value of Derivatives is equal to (1) minus
(2) minus (3), as defined above.

We determine the fair value of each of the three designated hypothetical options for a Standard Segment using a market standard model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with market prices that reflect the estimated cost of exiting the hypothetical Derivatives prior to Segment Maturity (e.g., the estimated ask price). If we did not take into account the estimated exit price, your Segment Interim Value would be greater. In addition, the estimated fair value price used in the Segment Interim Value calculation may vary higher or lower from other estimated prices and from what the actual selling price of identical derivatives would be at any time during each Segment. If our estimated fair value price is lower than the price under other fair market estimates or for actual transactions, then your Segment Interim Value will be less than if we used those other prices when calculating your Segment Interim Value. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment Type to Segment Type and may also change from day to day. Each hypothetical option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the contract. In the event that a number of options, or a fractional number of options, are being valued, the notional value would be the number of hypothetical options multiplied by the price of the Index at inception. For an Annual Lock Segment we determine the fair value of the hypothetical derivatives contract tied to the compounded performance of the Index underlying the Annual Lock Segment using a market standard model for valuing an extended exotic option that periodically settles and resets in strike price on the Index using the assumptions, inputs and values discussed above but applied to the hypothetical derivatives contract instead of the hypothetical options.

We use the following model inputs:

(1)Implied Volatility of the Index -- This input varies with (i) how much time remains until the Segment Maturity Date of the Segment, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the Index at the time of the calculation (including the potential for resets each Annual Lock Period).

   This relationship is referred to as the "moneyness" of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early distribution are generally not available, because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Segment Maturity Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use for purposes of the calculation.

   Accordingly, we use the following method to estimate the implied volatility of the Index. We use daily quotes of implied volatility from independent third-parties using the model described above and based on the market prices for certain options. Specifically, implied volatility quotes are obtained for options with the closest maturities above and below the actual time remaining in the Segment at the time of the calculation and, for each maturity, for those options having the closest moneyness value above and below the actual moneyness of the designated option, given the level of the Index at the time of the calculation. In calculating the Segment Interim Value, we will derive a volatility input for your Segment's time to maturity (including each remaining Annual Lock Period time to maturity) and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:

   (a)We first determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity shorter than your Segment's remaining time to maturity (including each remaining Annual Lock Period time to maturity). This volatility is derived by linearly interpolating between the implied volatilities of options having the times to the applicable maturity that are above and below the moneyness value of the hypothetical option.

   (b)We then determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity longer than your Segment's remaining time to the applicable maturity (including each remaining Annual Lock Period time to maturity). This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the designated option.

                                     III-3

                      APPENDIX III: SEGMENT INTERIM VALUE

   (c)The volatility input for your Segment's time to maturity (including each remaining Annual Lock Period time to maturity) will then be determined by linearly interpolating between the volatilities derived in steps (a) and
      (b).

(2)Swap Rate -- We use key derivative swap rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We use linear interpolation to derive the exact remaining duration rate needed as the input.

(3)Index Dividend Yield -- On a daily basis, we use the projected annual dividend yield across the entire Index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.

Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time to the Segment Maturity Date (including each Annual Lock Period remaining to maturity).

(A)(3) CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. If you withdraw your investment prior to the Segment Maturity Date, we will not incur expenses for the entire duration of the Segment. Therefore, we provide a positive adjustment as part of the calculation of Segment Interim Value, which we call the Cap Calculation Factor. The Cap Calculation Factor represents a return of estimated expenses for the portion of the Segment Duration that has not elapsed. For example, if the estimated expenses for a one year Segment are calculated by us to be $10, then at the end of 146 days (with 219 days remaining in the Segment), the Cap Calculation Factor would be $6, because $10 x 219/365 = $6. A Segment is not a variable investment option with an underlying portfolio, and therefore the percentages we use in setting the performance caps do not reflect a daily charge against assets held on your behalf in a separate account.

(B) PRO RATA SHARE OF PERFORMANCE CAP RATE. In setting the Performance Cap Rate, we assume that you are going to hold the Segment for the entire Segment Duration. If you hold a Segment until its Segment Maturity Date, the Segment Return will be calculated subject to the Performance Cap Rate. For Standard Segments, prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Standard Segment is 10%, then at the end of 146 days, the Pro Rata Share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Segment Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment. Likewise, if the Performance Cap Rate for a 6-year Standard is 40%, then at the end of 1096 days, the Pro Rata Share of the Performance Cap Rate would be 20%, because 40% x 1096/2192 = 20%; as a result, the Segment Interim Value and the end of 1096 days could not exceed 120% of the Segment Investment. For Annual Lock Segments, prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the current Annual Lock Period that has elapsed. For example, if the Performance Cap Rate for a 6-year Annual Lock Segment is 10%, then at the end of 73 days in the third Annual Lock Period, the Pro Rata Share of the Performance Cap Rate would be 2%, because 10% x 73/365 = 2%; as a result, the Interim Value at the end of the 73 days in the third Annual Lock Period could not exceed 102% of the third Annual Lock Anniversary Starting Amount.

EXAMPLES: SEGMENT INTERIM VALUE -- STANDARD SEGMENTS

----------------------------------------------------------------------------------
 ITEM                                           6-YEAR SEGMENT    6-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)                         72                72
Valuation Date (Months since Segment Start
  Date)                                               9                69
Segment Investment                                 $1,000            $1,000
Segment Buffer                                      -30%              -30%
Performance Cap Rate                                 35%               35%
Time to Maturity (in months)                         63                 3
----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $918.15           $998.29
Fair Value of Hypothetical Derivatives            ($180.11)         ($109.29)
Cap Calculation Factor                             $94.54             $4.49
Sum of above                                       $832.58           $893.49
Segment Investment multiplied by prorated
  Performance Cap Rate                            $1,043.63         $1,135.46
Segment Interim Value                              $832.58           $893.49
----------------------------------------------------------------------------------

                                     III-4

                      APPENDIX III: SEGMENT INTERIM VALUE

----------------------------------------------------------------------------------
 ITEM                                           6-YEAR SEGMENT    6-YEAR SEGMENT
----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)
----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $918.15           $998.29
Fair Value of Hypothetical Derivatives            ($40.12)           $13.57
Cap Calculation Factor                             $94.54             $4.49
Sum of above                                       $972.56          $1,016.35
Segment Investment multiplied by prorated
  Performance Cap Rate                            $1,043.63         $1,135.46
Segment Interim Value                              $972.56          $1,016.35
----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS 10% (FOR EXAMPLE FROM 100.00 TO 110.00)
----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $918.15           $998.29
Fair Value of Hypothetical Derivatives             $28.82            $112.30
Cap Calculation Factor                             $94.54             $4.49
Sum of above                                      $1,041.51         $1,115.08
Segment Investment multiplied by prorated
  Performance Cap Rate                            $1,043.63         $1,335.46
Segment Interim Value                             $1,041.51         $1,115.35
----------------------------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS 40% (FOR EXAMPLE FROM 100.00 TO 140.00)
----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument        $918.15           $998.29
Fair Value of Hypothetical Derivatives             $106.44           $291.92
Cap Calculation Factor                             $94.54             $4.49
Sum of above                                      $1,119.13         $1,294.70
Segment Investment multiplied by prorated
  Performance Cap Rate                            $1,043.63         $1,335.46
Segment Interim Value                             $1,043.63         $1,294.70
----------------------------------------------------------------------------------

The input values to the market standard model that have been utilized to generate the hypothetical examples above are as follows:
(1)Implied volatility of 28.3% is assumed.
(2)Swap rate corresponding to remainder of Segment term is assumed 1.63% (63 months to maturity) and 0.69% (3 month to maturity).
(3)Index dividend yield is assumed 1.95% annually.
(4)One-half estimated Bid-Ask Spread of 15 bps is assumed.

EXAMPLES: EFFECT OF WITHDRAWALS ON SEGMENT INTERIM VALUE -- STANDARD SEGMENTS

-------------------------------------------------------------
 ITEM                                 6-YEAR SEGMENT
-------------------------------------------------------------
Segment Duration (in months)                72
Valuation Date (Months since
Segment Start Date)                          9
Segment Investment                        $1,000
Segment Buffer                             -30%
Performance Cap Rate                        35%
Time to Maturity (in months)                63
Amount Withdrawn/(1)/                      $100
-------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE
FROM 100.00 TO 60.00)
-------------------------------------------------------------
Segment Interim Value/(2)/                $833.27
Percent Withdrawn/(3)/                    12.00%
New Segment Investment/(4)/               $879.99
New Segment Interim Value/(5)/            $733.27
-------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE
FROM 100.00 TO 90.00)
-------------------------------------------------------------
Segment Interim Value/(2)/                $980.15
Percent Withdrawn/(3)/                    10.20%
New Segment Investment/(4)/               $897.97
New Segment Interim Value/(5)/            $880.15
-------------------------------------------------------------

                                     III-5

                      APPENDIX III: SEGMENT INTERIM VALUE

-------------------------------------------------------------
 ITEM                                 6-YEAR SEGMENT
-------------------------------------------------------------
ASSUMING THE CHANGE IN THE INDEX VALUE IS 10% (FOR EXAMPLE
FROM 100.00 TO 110.00)
-------------------------------------------------------------
Segment Interim Value/(2)/               $1,051.79
Percent Withdrawn/(3)/                     9.51%
New Segment Investment/(4)/               $904.92
New Segment Interim Value/(5)/            $951.79
ASSUMING THE CHANGE IN THE INDEX VALUE IS 40% (FOR EXAMPLE
FROM 100.00 TO 140.00)
-------------------------------------------------------------
Segment Interim Value/(2)/               $1,052.36
Percent Withdrawn/(3)/                     9.50%
New Segment Investment/(4)/               $904.98
New Segment Interim Value/(5)/            $952.36
-------------------------------------------------------------

(1)Amount withdrawn is net of applicable withdrawal charge.
(2)Segment Interim Value immediately before withdrawal.
(3)Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value.
(4)New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by (1 - Percent Withdrawn).
(5)New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by (1 - Percent Withdrawn).

EXAMPLE: SEGMENT INTERIM VALUE -- ANNUAL LOCK SEGMENTS

--------------------------------------------------------------------------------------------
 ITEM                                 6-YEAR SEGMENT
--------------------------------------------------------------------------------------------
Segment Duration (in months)                72
Valuation Date                    Annual Lock Anniversary
Segment Investment                        $1,000
Segment Buffer                             -10%
Performance Cap Rate                        12%
Time to Maturity (in months)                60
--------------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE DURING THE FIRST ANNUAL LOCK PERIOD THE SIV CALCULATION IS OCCURRING IS 13% (FOR EXAMPLE FROM 100.00 TO 113.00)

--------------------------------------------------------------------------------------------
Fair Value of Hypothetical
Fixed Instrument                          $878.00
Fair Value of Hypothetical
Derivatives                               $127.00
Cap Calculation Factor                    $100.00
Sum of above                             $1,105.00
Annual Lock Anniversary
  Starting Amount multiplied
  by prorated Performance Cap
  Rate                                   $1,120.00
Segment Interim Value                    $1,105.00
--------------------------------------------------------------------------------------------

The input values to the market standard model that have been utilized to generate the hypothetical examples above are as follows:
(1)Implied volatility surface used for calibration of pricing model.
(2)Swap rate corresponding to remainder of Segment term is assumed 1.671% annually at inception.
(3)Index dividend yield is assumed 1.826% annually.
(4)One-half estimated Bid-Ask Spread of 112.5 bps is assumed.

EXAMPLES: EFFECT OF WITHDRAWALS ON SEGMENT INTERIM VALUE, SEGMENT INVESTMENT AND ANNUAL LOCK ANNIVERSARY STARTING AMOUNT -- ANNUAL LOCK SEGMENTS

---------------------------------------------------------------------------------------------------------------------------
                                     1/ST/ ANNUAL LOCK              2/ND/ ANNUAL LOCK                 WITHDRAWAL
 ITEM                                   ANNIVERSARY                    ANNIVERSARY                      OCCURS
---------------------------------------------------------------------------------------------------------------------------
Segment Duration (in months)                72                             72                             72
Valuation Date (Months since
  Segment Start Date)                       12                             24                             30
Segment Investment                        $1,000                         $1,000                         $1,000
Segment Buffer                             -10%                           -10%                           -10%
Performance Cap Rate                        12%                            12%                            12%
Time to Maturity (in months)                60                             48                             42
Amount Withdrawn/(1)/                       $0                             $0                            $110

                                     III-6

                      APPENDIX III: SEGMENT INTERIM VALUE

---------------------------------------------------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                     +13%                            -5%                            +2%
---------------------------------------------------------------------------------------------------------------------------
Segment Interim Value                                                                               $1,100.00/(2)/
Annual Lock
  Anniversary Starting Amount            $1,120.00                      $1,120.00
Percent Withdrawn/(3)/                                                                                  10.00%
New Segment Investment/(4)/                                                                             $900.00
New Segment Interim Value/(5)/                                                                          $990.00
New Annual Lock Anniversary
  Starting Amount                        $1,008.00                      $1,008.00
---------------------------------------------------------------------------------------------------------------------------

(1)Amount withdrawn is net of applicable withdrawal charge.
(2)Value immediately before withdrawal.
(3)Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value.
(4)New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by (1 - Percent Withdrawn).
(5)New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by (1 - Percent Withdrawn).

                                     III-7

                      APPENDIX III: SEGMENT INTERIM VALUE

Appendix IV: Index Publishers

--------------------------------------------------------------------------------

The Structured Investment Option of the Structured Capital Strategies(R) contract tracks certain Securities Indices and Index Funds that are published by third parties. AXA Equitable uses these Securities Indices and Index Funds under license from the Indices' and Index Funds respective publishers. The following information about the Indices and Index Funds is included in this Prospectus in accordance with AXA Equitable's license agreements with the publishers of the Indices and Index Funds:

S&P Dow Jones Indices LLC requires that the following disclaimer be included in the Prospectus:

The S&P 500 Price Return Index (the "Index") is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by AXA Equitable. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by AXA Equitable. The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(R) contract particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices' only relationship to AXA Equitable with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to AXA Equitable or the Structured Capital Strategies(R) contract. S&P Dow Jones Indices have no obligation to take the needs of AXA Equitable or the owners of the Structured Capital Strategies(R) contract into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Structured Capital Strategies(R) contract or the timing of the issuance or sale of such contract or in the determination or calculation of the equation by which such contract is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of AXA Equitable's products. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES(R) CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AXA EQUITABLE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The name "S&P 500 Price Return Index" is a trademark of Standard & Poor's and has been licensed for use by AXA Equitable.

Frank Russell Company requires that the following disclosure be included in this Prospectus:

The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Russell 2000(R) Price Return Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Price Return Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Price Return Index is based. Russell's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Price Return Index which is determined, composed and calculated by Russell without regard to AXA Equitable or the Structured Capital Strategies(R) contract. Russell is not responsible for and has not reviewed the Structured Capital Strategies(R) contract nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the the Structured Capital Strategies(R) contract. Russell has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies(R) contract.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES

                         APPENDIX IV: INDEX PUBLISHERS

NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, INVESTORS, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

S&P does not guarantee the accuracy and/or completeness of the S&P 500 or any data included therein.

S&P makes no warranty, express or implied, as to results to be obtained by the Index Compilation Agent, the Trust, owners of the product, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The shares are not sponsored or promoted by either the Index Calculation Agent or the Index Compilation Agent.

Although BofA Merrill Lynch -- as the Index Compilation Agent -- shall obtain and provide information to S&P -- as the Index Calculation Agent -- from sources which it considers reliable, the Index Compilation Agent and the Index Calculation Agent do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. The Index Compilation Agent and the Index Calculation Agent make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent and the Index Calculation Agent make no express or implied warranties, and each hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent and the Index Calculation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                         APPENDIX IV: INDEX PUBLISHERS

Appendix V: Segment Maturity Date and Segment Start Date examples

--------------------------------------------------------------------------------

The Segment Maturity Date for Segments maturing and the Segment Start Date for new corresponding Segments will generally be scheduled to occur on consecutive business days that are also Segment Business Days. However, as described earlier in this Prospectus, the Segment Maturity Date and Segment Start Date may sometimes occur on other dates.

Set forth below are representative examples of how the Segment Maturity Date and Segment Start Date may be moved to a different date due to holidays, which are not Segment Business Days.

Assume that the scheduled Segment Maturity Date falls on a holiday, and the preceding and following days are both Segment Business Days:

--------------------------------------------------------------------------------------------
IF THE SCHEDULED SEGMENT             THEN THE SEGMENT         AND THE CORRESPONDING SEGMENT
MATURITY DATE IS A HOLIDAY:          MATURITY DATE IS:               START DATE IS:
--------------------------------------------------------------------------------------------
Wednesday the 16th                   Tuesday the 15th               Thursday the 17th
--------------------------------------------------------------------------------------------

Assume that the scheduled Segment Start Date falls on a holiday, and the preceding two days are both Segment Business Days:

--------------------------------------------------------------------------------------------
IF THE SCHEDULED SEGMENT             THEN THE SEGMENT         AND THE CORRESPONDING SEGMENT
START DATE IS A HOLIDAY:             MATURITY DATE IS:               START DATE IS:
--------------------------------------------------------------------------------------------
Thursday the 1st                    Wednesday the 31st         no Segment will start until
                                                               the next scheduled Segment
                                                                       Start Date
--------------------------------------------------------------------------------------------
Thursday the 17th                    Tuesday the 15th              Wednesday the 16th
--------------------------------------------------------------------------------------------

       APPENDIX V: SEGMENT MATURITY DATE AND SEGMENT START DATE EXAMPLES

Appendix VI: Purchase considerations for defined benefit and defined contribution plans

--------------------------------------------------------------------------------

We offer the QP contract as a funding vehicle for defined benefit and defined contribution plans. In certain states the QP contract is not offered. In those states defined benefit and defined contribution plans may purchase NQ contracts as a plan funding vehicle. The plan and trust, if properly qualified, contain the requisite provisions of the Internal Revenue Code to maintain their tax exempt status. The most significant difference between the use of the QP contract and the NQ contract as a funding vehicle is that the QP contract may be converted into an IRA contract for the benefit of a plan participant under specified circumstances; an NQ contract cannot be so converted. The advantage of the IRA conversion feature is that the participant's benefit amount remains invested: no amounts need to be withdrawn from Segments prior to maturity, the investment options remain available to the participant, and the aging of contributions for purposes of contingent withdrawal charges remains intact. If the plan's funding vehicle is an NQ contract, a withdrawal must be made from the NQ contract in order for the plan to pay the rollover distribution to the plan participant for application to an IRA, or directly to an IRA provider at the direction of the plan participant.

Trustees who are considering the purchase of a Structured Capital Strategies(R) contract as a plan funding vehicle should discuss with their tax and ERISA advisers whether such a contract is an appropriate investment vehicle for the employer's plan. Whether the contract is a QP contract or an NQ contract in certain states, there are significant issues in the purchase of Structured Capital Strategies(R) contract for a qualified plan. The QP contract (or the NQ contract in certain states) and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP or NQ contract, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by Structured Capital Strategies(R) QP or NQ contract, or any other annuity contract. Therefore, plan trusts should purchase a Structured Capital Strategies(R) QP or NQ contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles. Trustees should consider the liquidity needs of the plan (defined contribution or defined benefit) because Segments in the Structured Investment Option may not be mature at the time plan benefits or required minimum distributions must be paid. Finally, because of the method of purchasing the contract, including the large initial contribution and the requirement that contributions may only be in the form of transfers from existing funds of the qualified plan trust, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

POOLING PLAN ASSETS

We do not permit plans to pool plan assets attributable to the benefits of multiple plan participants in one Structured Capital Strategies(R) QP contract, because of the IRA conversion possibility for the QP contract noted in the first paragraph of this Appendix. Therefore we require that a separate QP contract be purchased for each covered plan participant. In states where only the NQ contract is available as a funding vehicle, defined benefit plans and defined contribution plans may invest plan assets attributable to the benefits of multiple plan participants in one Structured Capital Strategies(R) NQ contract. There is no requirement to apply for multiple Structured Capital Strategies(R) NQ contracts.

CONTRIBUTIONS

We accept only transfer contributions from the existing funds of the qualified plan trust, regardless of the type of contract used as the funding vehicle. No contributions will be accepted directly from the employer sponsoring the plan. We will not accept ongoing payroll contributions. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in either the QP contract or the NQ contract in certain states. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Except for NQ contracts, only one additional transfer contribution may be made per contract year. If amounts attributable to an excess or mistaken contribution must be withdrawn, withdrawal charges may apply.

PAYMENTS

Trustees considering the purchase of a Structured Capital Strategies(R) contract as a qualified plan funding vehicle should also consider the following:

..   There is no loan feature offered under the Structured Capital Strategies(R)
    contract (whether the funding vehicle is a QP contract or an NQ contract in certain states), so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. If the plan's other funding vehicle has insufficient assets to make any loan, amounts withdrawn from the NQ or QP contract will be subject to the Segment Interim Value calculation and may be subject to contingent withdrawal charges.

..   The plan trust must be designated as the beneficiary and payment of death benefits from the contract must be distributed in accordance with the requirements of the federal income tax rules. Under a QP contract (but not under an NQ contract in certain states) after the plan participant's death, but before the death benefit is paid, the plan may substitute the beneficiary under the plan at death as the beneficiary under the contract.

..   All payments under an NQ contract will be made to the plan trust owner. All payments under a QP contract will be made to the plan trust owner until such time as the plan trust owner changes ownership to the plan participant as part of an IRA conversion.

                                     VI-1

     APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT AND DEFINED
                              CONTRIBUTION PLANS

CONSIDERATIONS FOR DEFINED BENEFIT PLAN PURCHASES

SPLIT FUNDING REQUIREMENT. The maximum percentage of the value of the plan's total assets that should be invested in a Structured Capital Strategies(R) contract at any time is 80%. Whether the funding vehicle is a QP contract or an NQ contract in certain states, at least 20% of the plan's assets should be invested in one or more other funding vehicles to provide liquidity for the plan because Segments in the Structured Investment Option may not be mature at the time plan benefits become payable.

IF THE DEFINED BENEFIT PLAN PURCHASES A QP CONTRACT. In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

The value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If amounts attributable to an excess or mistaken contribution must be withdrawn, withdrawal charges may apply. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers from the QP contract may also result in withdrawal charges.

The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Any withdrawal from the Structured Capital Strategies(R) QP contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions.

While the contract is owned by the plan trust, all payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.

IF THE DEFINED BENEFIT PLAN PURCHASES AN NQ CONTRACT. Defined benefit plans may pool plan assets attributable to the accrued benefits of multiple plan participants in one NQ contract. The Structured Capital Strategies(R) contract is merely a funding vehicle and is not "benefit sensitive" like some contracts or other funding vehicles that may be offered to qualified plan sponsors.

The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Amounts must be withdrawn from the contract or the contract must be liquidated to pay benefits; benefits payable under the plan cannot be satisfied through a transfer of ownership of the NQ contract to any person or entity. Any withdrawal from the Structured Capital Strategies(R) NQ contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions.

NQ CONTRACT AS A FUNDING VEHICLE IN CERTAIN STATES

If the plan's funding vehicle is an NQ contract, a withdrawal must be made from the NQ contract or the contract must be liquidated in order to roll over to an IRA or other eligible retirement plan. There may be significant tax consequences if the plan transfers ownership of the NQ contract to an employee after the employee separates from service.

FUNDING VEHICLE ONLY

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan administrative, recordkeeping or actuarial valuation services with respect to plan assets invested in Structured Capital Strategies(R) contracts, whether QP (or NQ in certain states). The plan's administrator will be solely responsible for performing or providing for all such services.

                                     VI-2

     APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT AND DEFINED
                              CONTRIBUTION PLANS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and independent registered public accounting firm   2

Distribution of the contracts                                 2

Financial statements                                          2

HOW TO OBTAIN A STRUCTURED CAPITAL STRATEGIES(R) PLUS STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

----------------------------------------------------------------------------------
Please send me a Structured Capital Strategies(R) PLUS Statement of
Additional Information dated June 1, 2017.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip

                                                                         302301

Structured Capital Strategies(R) PLUS

A combination variable and index-linked deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 2017

AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Structured Capital Strategies(R) PLUS most current Prospectus. That Prospectus provides detailed information concerning the contract and the variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-889-3743 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Unit Values                                                  2

        Custodian and Independent Registered Public Accounting Firm  2

        Distribution of the Contracts                                2

        Financial statements                                         2


             Copyright 2017 AXA Equitable Life Insurance Company.
 All rights reserved. Structured Capital Strategies(R) is a registered mark of
                     AXA Equitable Life Insurance Company.

                                                                       SCS PLUS
                                                                        #302301

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Structured Capital Strategies(R) PLUS.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                  a
                              (   ----)     --  c
                                  b

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the variable investment option fee, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed 1.15%. Your charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.

The financial statements of the Separate Account at December 31, 2016 and for each of the two years in the period ended December 31, 2016, and the consolidated financial statements of AXA Equitable at December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $507,645,857 in 2016, $490,800,838 in 2015 and $516,811,792 in 2014, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $7,262,669, $0 and $0, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $0 in 2016, $0 in 2015 and $325,380 in 2014. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $542,160,541 in 2016, $560,399,960 in 2015 and $571,445,806 in 2014. Of these amounts, AXA Advisors retained $281,641,950, $285,764,982 and $305,637,317, respectively.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2016............  FSA-3
   Statements of Operations for the Year Ended December 31, 2016...... FSA-22
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2016 and 2015....................................... FSA-29
   Notes to Financial Statements...................................... FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2016 and 2015............    F-2
   Consolidated Statements of Earnings (Loss), Years Ended
     December 31, 2016, 2015 and 2014.................................    F-3
   Consolidated Statements of Comprehensive Income (Loss), Years
     Ended December 31, 2016, 2015 and 2014...........................    F-4
   Consolidated Statements of Equity, Years Ended December 31, 2016,
     2015 and 2014....................................................    F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2016, 2015 and 2014..............................................    F-6
   Notes to Consolidated Financial Statements.........................    F-8

                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Investment Options constituting Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), indicated in Note 1, as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2017

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

                                                                         AXA 2000         AXA
                                       1290 VT SOCIALLY AXA 400 MANAGED   MANAGED     AGGRESSIVE    AXA BALANCED AXA CONSERVATIVE
                                         RESPONSIBLE*     VOLATILITY*   VOLATILITY*   ALLOCATION*    STRATEGY*     ALLOCATION*
                                       ---------------- --------------- ------------ -------------- ------------ ----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............   $66,511,678     $326,053,349   $527,554,422 $2,353,407,571 $430,876,088  $1,148,414,038
Receivable for shares of the
 Portfolios sold......................        50,382           94,753         59,949        717,045       51,362              --
Receivable for policy-related
 transactions.........................            --               --             --             --           --          11,060
                                         -----------     ------------   ------------ -------------- ------------  --------------
   Total assets.......................    66,562,060      326,148,102    527,614,371  2,354,124,616  430,927,450   1,148,425,098
                                         -----------     ------------   ------------ -------------- ------------  --------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased............................            --               --             --             --           --          11,060
Payable for policy-related
 transactions.........................        50,382           94,753         59,949        717,045       51,362              --
                                         -----------     ------------   ------------ -------------- ------------  --------------
   Total liabilities..................        50,382           94,753         59,949        717,045       51,362          11,060
                                         -----------     ------------   ------------ -------------- ------------  --------------
NET ASSETS............................   $66,511,678     $326,053,349   $527,554,422 $2,353,407,571 $430,876,088  $1,148,414,038
                                         ===========     ============   ============ ============== ============  ==============

NET ASSETS:
Accumulation unit values..............   $66,448,704     $325,978,401   $527,274,443 $2,353,275,311 $430,864,630  $1,148,298,049
Retained by AXA Equitable in Separate
 Account No. 49.......................        62,974           74,948        279,979        132,260       11,458         115,989
                                         -----------     ------------   ------------ -------------- ------------  --------------
TOTAL NET ASSETS......................   $66,511,678     $326,053,349   $527,554,422 $2,353,407,571 $430,876,088  $1,148,414,038
                                         ===========     ============   ============ ============== ============  ==============

Investments in shares of the
 Portfolios, at cost..................   $64,525,505     $299,252,639   $486,331,858 $2,263,644,148 $372,090,627  $1,178,850,620

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                            AXA                                    AXA GLOBAL
                                                        CONSERVATIVE     AXA            AXA          EQUITY
                                                           GROWTH    CONSERVATIVE  CONSERVATIVE-     MANAGED     AXA GROWTH
                                                         STRATEGY*    STRATEGY*   PLUS ALLOCATION* VOLATILITY*   STRATEGY*
                                                        ------------ ------------ ---------------- ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $171,677,327 $102,861,897  $1,076,836,779  $849,836,576 $725,062,065
Receivable for shares of the Portfolios sold...........      106,935      211,288         401,377        75,440      253,847
                                                        ------------ ------------  --------------  ------------ ------------
   Total assets........................................  171,784,262  103,073,185   1,077,238,156   849,912,016  725,315,912
                                                        ------------ ------------  --------------  ------------ ------------

LIABILITIES:
Payable for policy-related transactions................      106,935      211,288         401,377        75,440      253,847
                                                        ------------ ------------  --------------  ------------ ------------
   Total liabilities...................................      106,935      211,288         401,377        75,440      253,847
                                                        ------------ ------------  --------------  ------------ ------------
NET ASSETS............................................. $171,677,327 $102,861,897  $1,076,836,779  $849,836,576 $725,062,065
                                                        ============ ============  ==============  ============ ============

NET ASSETS:
Accumulation unit values............................... $171,672,127 $102,857,389  $1,076,770,877  $849,824,679 $725,051,774
Retained by AXA Equitable in Separate Account No. 49...        5,200        4,508          65,902        11,897       10,291
                                                        ------------ ------------  --------------  ------------ ------------
TOTAL NET ASSETS....................................... $171,677,327 $102,861,897  $1,076,836,779  $849,836,576 $725,062,065
                                                        ============ ============  ==============  ============ ============

Investments in shares of the Portfolios, at cost....... $155,025,133 $ 99,965,388  $1,094,851,899  $716,258,378 $589,276,703

                                                             AXA
                                                        INTERNATIONAL
                                                        CORE MANAGED
                                                         VOLATILITY*
                                                        -------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $883,755,170
Receivable for shares of the Portfolios sold...........      273,517
                                                        ------------
   Total assets........................................  884,028,687
                                                        ------------

LIABILITIES:
Payable for policy-related transactions................      273,517
                                                        ------------
   Total liabilities...................................      273,517
                                                        ------------
NET ASSETS............................................. $883,755,170
                                                        ============

NET ASSETS:
Accumulation unit values............................... $883,719,322
Retained by AXA Equitable in Separate Account No. 49...       35,848
                                                        ------------
TOTAL NET ASSETS....................................... $883,755,170
                                                        ============

Investments in shares of the Portfolios, at cost....... $871,445,896

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                        AXA                       AXA LARGE      AXA LARGE     AXA MID CAP
                                                   INTERNATIONAL AXA LARGE CAP   CAP GROWTH      CAP VALUE        VALUE
                                                   VALUE MANAGED CORE MANAGED      MANAGED        MANAGED        MANAGED
                                                    VOLATILITY*   VOLATILITY*    VOLATILITY*    VOLATILITY*    VOLATILITY*
                                                   ------------- -------------- -------------- -------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $420,902,064  $1,518,126,199 $2,787,378,313 $2,707,987,285 $1,264,267,361
Receivable for shares of the Portfolios sold......      173,704         626,059        624,517        915,811        344,886
                                                   ------------  -------------- -------------- -------------- --------------
   Total assets...................................  421,075,768   1,518,752,258  2,788,002,830  2,708,903,096  1,264,612,247
                                                   ------------  -------------- -------------- -------------- --------------

LIABILITIES:
Payable for policy-related transactions...........      173,704         626,059        624,517        915,811        344,886
                                                   ------------  -------------- -------------- -------------- --------------
   Total liabilities..............................      173,704         626,059        624,517        915,811        344,886
                                                   ------------  -------------- -------------- -------------- --------------
NET ASSETS........................................ $420,902,064  $1,518,126,199 $2,787,378,313 $2,707,987,285 $1,264,267,361
                                                   ============  ============== ============== ============== ==============

NET ASSETS:
Accumulation unit values.......................... $420,878,963  $1,517,940,386 $2,787,262,935 $2,707,920,225 $1,264,191,905
Retained by AXA Equitable in Separate Account
 No. 49...........................................       23,101         185,813        115,378         67,060         75,456
                                                   ------------  -------------- -------------- -------------- --------------
TOTAL NET ASSETS.................................. $420,902,064  $1,518,126,199 $2,787,378,313 $2,707,987,285 $1,264,267,361
                                                   ============  ============== ============== ============== ==============

Investments in shares of the Portfolios, at cost.. $410,834,617  $1,249,301,862 $2,245,398,438 $2,130,299,333 $  802,825,846


                                                    AXA MODERATE
                                                    ALLOCATION*
                                                   --------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $4,750,115,746
Receivable for shares of the Portfolios sold......        651,839
                                                   --------------
   Total assets...................................  4,750,767,585
                                                   --------------

LIABILITIES:
Payable for policy-related transactions...........        651,839
                                                   --------------
   Total liabilities..............................        651,839
                                                   --------------
NET ASSETS........................................ $4,750,115,746
                                                   ==============

NET ASSETS:
Accumulation unit values.......................... $4,749,907,163
Retained by AXA Equitable in Separate Account
 No. 49...........................................        208,583
                                                   --------------
TOTAL NET ASSETS.................................. $4,750,115,746
                                                   ==============

Investments in shares of the Portfolios, at cost.. $4,627,656,671

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                          AXA/AB SHORT                  AXA/FRANKLIN
                                                                            DURATION                      BALANCED
                                         AXA MODERATE   AXA MODERATE-PLUS  GOVERNMENT  AXA/AB SMALL CAP   MANAGED
                                       GROWTH STRATEGY*    ALLOCATION*       BOND*         GROWTH*      VOLATILITY*
                                       ---------------- ----------------- ------------ ---------------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............   $822,352,652    $7,475,605,933   $573,786,415   $461,378,725   $733,525,329
Receivable for shares of the
 Portfolios sold......................        194,260         2,021,964        147,714        108,432             --
Receivable for policy-related
 transactions.........................             --                --             --             --         39,103
                                         ------------    --------------   ------------   ------------   ------------
   Total assets.......................    822,546,912     7,477,627,897    573,934,129    461,487,157    733,564,432
                                         ------------    --------------   ------------   ------------   ------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased............................             --                --             --             --         39,103
Payable for policy-related
 transactions.........................        194,260         2,021,964        147,714        108,432             --
                                         ------------    --------------   ------------   ------------   ------------
   Total liabilities..................        194,260         2,021,964        147,714        108,432         39,103
                                         ------------    --------------   ------------   ------------   ------------
NET ASSETS............................   $822,352,652    $7,475,605,933   $573,786,415   $461,378,725   $733,525,329
                                         ============    ==============   ============   ============   ============

NET ASSETS:
Accumulation unit values..............   $822,254,509    $7,475,281,333   $573,462,647   $461,337,143   $733,465,198
Retained by AXA Equitable in Separate
 Account No. 49.......................         98,143           324,600        323,768         41,582         60,131
                                         ------------    --------------   ------------   ------------   ------------
TOTAL NET ASSETS......................   $822,352,652    $7,475,605,933   $573,786,415   $461,378,725   $733,525,329
                                         ============    ==============   ============   ============   ============

Investments in shares of the
 Portfolios, at cost..................   $683,199,588    $7,329,836,109   $579,462,516   $478,189,289   $677,392,928

                                        AXA/FRANKLIN
                                       SMALL CAP VALUE
                                           MANAGED
                                         VOLATILITY*
                                       ---------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............  $136,223,681
Receivable for shares of the
 Portfolios sold......................        75,806
Receivable for policy-related
 transactions.........................            --
                                        ------------
   Total assets.......................   136,299,487
                                        ------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased............................            --
Payable for policy-related
 transactions.........................        75,806
                                        ------------
   Total liabilities..................        75,806
                                        ------------
NET ASSETS............................  $136,223,681
                                        ============

NET ASSETS:
Accumulation unit values..............  $136,219,613
Retained by AXA Equitable in Separate
 Account No. 49.......................         4,068
                                        ------------
TOTAL NET ASSETS......................  $136,223,681
                                        ============

Investments in shares of the
 Portfolios, at cost..................  $104,099,371

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                        AXA/FRANKLIN               AXA/MUTUAL
                                         TEMPLETON                  LARGE CAP   AXA/TEMPLETON
                                         ALLOCATION                  EQUITY     GLOBAL EQUITY
                                          MANAGED      AXA/JANUS     MANAGED       MANAGED     EQ/COMMON      EQ/CORE
                                        VOLATILITY*   ENTERPRISE*  VOLATILITY*   VOLATILITY*  STOCK INDEX*  BOND INDEX*
                                       -------------- ------------ ------------ ------------- ------------ --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............ $1,130,756,185 $379,966,404 $167,036,430 $263,062,841  $821,689,657 $1,426,250,250
Receivable for shares of the
 Portfolios sold......................        262,917      373,695       26,917    1,096,608       160,507        218,802
                                       -------------- ------------ ------------ ------------  ------------ --------------
   Total assets.......................  1,131,019,102  380,340,099  167,063,347  264,159,449   821,850,164  1,426,469,052
                                       -------------- ------------ ------------ ------------  ------------ --------------

LIABILITIES:
Payable for policy-related
 transactions.........................        262,917      373,695       26,917    1,096,608       160,507        218,802
                                       -------------- ------------ ------------ ------------  ------------ --------------
   Total liabilities..................        262,917      373,695       26,917    1,096,608       160,507        218,802
                                       -------------- ------------ ------------ ------------  ------------ --------------
NET ASSETS............................ $1,130,756,185 $379,966,404 $167,036,430 $263,062,841  $821,689,657 $1,426,250,250
                                       ============== ============ ============ ============  ============ ==============

NET ASSETS:
Accumulation unit values.............. $1,130,649,531 $379,947,131 $167,014,708 $263,051,756  $821,558,970 $1,426,089,503
Retained by AXA Equitable in Separate
 Account No. 49.......................        106,654       19,273       21,722       11,085       130,687        160,747
                                       -------------- ------------ ------------ ------------  ------------ --------------
TOTAL NET ASSETS...................... $1,130,756,185 $379,966,404 $167,036,430 $263,062,841  $821,689,657 $1,426,250,250
                                       ============== ============ ============ ============  ============ ==============

Investments in shares of the
 Portfolios, at cost.................. $  826,117,795 $426,387,872 $110,075,246 $234,670,149  $531,880,170 $1,448,714,043

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                                     EQ/LARGE
                                                        EQ/GAMCO      EQ/GAMCO    EQ/INTERMEDIATE                      CAP
                                       EQ/EQUITY 500   MERGERS AND  SMALL COMPANY   GOVERNMENT    EQ/INTERNATIONAL    GROWTH
                                          INDEX*      ACQUISITIONS*    VALUE*          BOND*       EQUITY INDEX*      INDEX*
                                       -------------- ------------- ------------- --------------- ---------------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............ $1,837,123,246 $164,727,581  $919,932,414   $194,695,303     $616,896,894   $591,159,994
Receivable for shares of the
 Portfolios sold......................        293,343       20,725        17,843             --            1,389        359,999
Receivable for policy-related
 transactions.........................             --           --            --        109,524               --             --
                                       -------------- ------------  ------------   ------------     ------------   ------------
   Total assets.......................  1,837,416,589  164,748,306   919,950,257    194,804,827      616,898,283    591,519,993
                                       -------------- ------------  ------------   ------------     ------------   ------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased............................             --           --            --        109,524               --             --
Payable for policy-related
 transactions.........................        293,343       20,725        17,843             --            1,389        359,999
                                       -------------- ------------  ------------   ------------     ------------   ------------
   Total liabilities..................        293,343       20,725        17,843        109,524            1,389        359,999
                                       -------------- ------------  ------------   ------------     ------------   ------------
NET ASSETS............................ $1,837,123,246 $164,727,581  $919,932,414   $194,695,303     $616,896,894   $591,159,994
                                       ============== ============  ============   ============     ============   ============

NET ASSETS:
Accumulation unit values.............. $1,837,045,329 $164,621,397  $919,875,369   $194,689,470     $616,874,177   $591,067,845
Retained by AXA Equitable in Separate
 Account No. 49.......................         77,917      106,184        57,045          5,833           22,717         92,149
                                       -------------- ------------  ------------   ------------     ------------   ------------
TOTAL NET ASSETS...................... $1,837,123,246 $164,727,581  $919,932,414   $194,695,303     $616,896,894   $591,159,994
                                       ============== ============  ============   ============     ============   ============

Investments in shares of the
 Portfolios, at cost.................. $1,377,071,400 $164,101,555  $692,102,704   $195,960,769     $642,058,743   $589,685,848

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                        EQ/LARGE                                               EQ/SMALL
                                        CAP VALUE    EQ/MID CAP    EQ/MONEY     EQ/QUALITY     COMPANY    MULTIMANAGER
                                         INDEX*        INDEX*      MARKET*      BOND PLUS*      INDEX*    TECHNOLOGY*
                                       ------------ ------------ ------------ -------------- ------------ ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............ $458,995,263 $898,298,593 $707,410,725 $1,016,590,929 $535,220,096 $479,103,811
Receivable for shares of the
 Portfolios sold......................           --           --           --        367,801           --      258,832
Receivable for policy-related
 transactions.........................       21,335       80,969   15,166,940             --       80,089           --
                                       ------------ ------------ ------------ -------------- ------------ ------------
   Total assets.......................  459,016,598  898,379,562  722,577,665  1,016,958,730  535,300,185  479,362,643
                                       ------------ ------------ ------------ -------------- ------------ ------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased............................       21,335       80,969   15,166,940             --       80,089           --
Payable for policy-related
 transactions.........................           --           --           --        367,801           --      258,832
                                       ------------ ------------ ------------ -------------- ------------ ------------
   Total liabilities..................       21,335       80,969   15,166,940        367,801       80,089      258,832
                                       ------------ ------------ ------------ -------------- ------------ ------------
NET ASSETS............................ $458,995,263 $898,298,593 $707,410,725 $1,016,590,929 $535,220,096 $479,103,811
                                       ============ ============ ============ ============== ============ ============

NET ASSETS:
Accumulation unit values.............. $458,948,969 $898,262,593 $707,122,942 $1,016,589,526 $535,204,768 $479,082,131
Retained by AXA Equitable in Separate
 Account No. 49.......................       46,294       36,000      287,783          1,403       15,328       21,680
                                       ------------ ------------ ------------ -------------- ------------ ------------
TOTAL NET ASSETS...................... $458,995,263 $898,298,593 $707,410,725 $1,016,590,929 $535,220,096 $479,103,811
                                       ============ ============ ============ ============== ============ ============

Investments in shares of the
 Portfolios, at cost.................. $392,857,783 $622,685,005 $707,411,538 $1,018,958,572 $501,611,076 $405,031,245

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                               SHARE CLASS** PORTFOLIO SHARES HELD
                                                             --------------- ---------------------
1290 VT SOCIALLY RESPONSIBLE................................        B               5,702,908

AXA 400 MANAGED VOLATILITY..................................        B              15,253,760

AXA 2000 MANAGED VOLATILITY.................................        B              26,332,777

AXA AGGRESSIVE ALLOCATION...................................        B             222,978,705

AXA BALANCED STRATEGY.......................................        B              29,856,437

AXA CONSERVATIVE ALLOCATION.................................        B             122,840,695

AXA CONSERVATIVE GROWTH STRATEGY............................        B              12,599,543

AXA CONSERVATIVE STRATEGY...................................        B               8,627,203

AXA CONSERVATIVE-PLUS ALLOCATION............................        B             112,577,520

AXA GLOBAL EQUITY MANAGED VOLATILITY........................        B              56,773,659

AXA GROWTH STRATEGY.........................................        B              44,160,098

AXA INTERNATIONAL CORE MANAGED VOLATILITY...................        B              96,925,901

AXA INTERNATIONAL VALUE MANAGED VOLATILITY..................        B              36,463,692

AXA LARGE CAP CORE MANAGED VOLATILITY.......................        B             155,649,560

AXA LARGE CAP GROWTH MANAGED VOLATILITY.....................        B             102,604,608

AXA LARGE CAP VALUE MANAGED VOLATILITY......................        B             160,195,065

AXA MID CAP VALUE MANAGED VOLATILITY........................        B              74,347,501

AXA MODERATE ALLOCATION.....................................        B             352,176,729

AXA MODERATE GROWTH STRATEGY................................        B              52,410,498

AXA MODERATE-PLUS ALLOCATION................................        B             706,182,662

AXA/AB SHORT DURATION GOVERNMENT BOND.......................        B              58,258,385

AXA/AB SMALL CAP GROWTH.....................................        B              27,277,108

AXA/FRANKLIN BALANCED MANAGED VOLATILITY....................        B              69,448,576

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY.............        B               7,859,542

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY........        B             106,791,650

AXA/JANUS ENTERPRISE........................................        B              24,467,651

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY..............        B              12,136,766

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY..............        B              22,494,443

EQ/COMMON STOCK INDEX.......................................        B              29,020,107

EQ/CORE BOND INDEX..........................................        B             144,571,768

EQ/EQUITY 500 INDEX.........................................        B              49,494,833

EQ/GAMCO MERGERS AND ACQUISITIONS...........................        B              12,784,969

EQ/GAMCO SMALL COMPANY VALUE................................        B              15,688,356

EQ/INTERMEDIATE GOVERNMENT BOND.............................        B              19,137,790

EQ/INTERNATIONAL EQUITY INDEX...............................        B              74,861,808

EQ/LARGE CAP GROWTH INDEX...................................        B              51,473,740

EQ/LARGE CAP VALUE INDEX....................................        B              53,370,758

EQ/MID CAP INDEX............................................        B              62,218,090

EQ/MONEY MARKET.............................................        B             707,420,771

EQ/QUALITY BOND PLUS........................................        B             120,591,446

EQ/SMALL COMPANY INDEX......................................        B              47,099,947

MULTIMANAGER TECHNOLOGY.....................................        B              23,710,731

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
1290 VT SOCIALLY RESPONSIBLE............  1.20%          B          $14.46        270
1290 VT SOCIALLY RESPONSIBLE............  1.25%          B          $18.87        520
1290 VT SOCIALLY RESPONSIBLE............  1.30%          B          $18.70        397
1290 VT SOCIALLY RESPONSIBLE............  1.35%          B          $14.09         83
1290 VT SOCIALLY RESPONSIBLE............  1.40%          B          $13.97        462
1290 VT SOCIALLY RESPONSIBLE............  1.50%          B          $18.24        673
1290 VT SOCIALLY RESPONSIBLE............  1.55%          B          $13.60        599
1290 VT SOCIALLY RESPONSIBLE............  1.60%          B          $13.48        156
1290 VT SOCIALLY RESPONSIBLE............  1.65%          B          $17.88        714
1290 VT SOCIALLY RESPONSIBLE............  1.70%          B          $13.25        181
1290 VT SOCIALLY RESPONSIBLE............  1.80%          B          $13.01          1

AXA 400 MANAGED VOLATILITY..............  0.95%          B          $13.83         37
AXA 400 MANAGED VOLATILITY..............  1.20%          B          $13.70      2,576
AXA 400 MANAGED VOLATILITY..............  1.25%          B          $13.68      2,279
AXA 400 MANAGED VOLATILITY..............  1.30%          B          $13.65      2,392
AXA 400 MANAGED VOLATILITY..............  1.35%          B          $13.63        267
AXA 400 MANAGED VOLATILITY..............  1.40%          B          $13.60      4,115
AXA 400 MANAGED VOLATILITY..............  1.50%          B          $13.55      3,135
AXA 400 MANAGED VOLATILITY..............  1.55%          B          $13.53      2,433
AXA 400 MANAGED VOLATILITY..............  1.60%          B          $13.50      1,634
AXA 400 MANAGED VOLATILITY..............  1.65%          B          $13.48      4,575
AXA 400 MANAGED VOLATILITY..............  1.70%          B          $13.45        555
AXA 400 MANAGED VOLATILITY..............  1.80%          B          $13.40          8
AXA 400 MANAGED VOLATILITY..............  1.90%          B          $13.35          2

AXA 2000 MANAGED VOLATILITY.............  0.95%          B          $13.85         36
AXA 2000 MANAGED VOLATILITY.............  1.20%          B          $13.73      3,663
AXA 2000 MANAGED VOLATILITY.............  1.25%          B          $13.70      5,156
AXA 2000 MANAGED VOLATILITY.............  1.30%          B          $13.68      3,485
AXA 2000 MANAGED VOLATILITY.............  1.35%          B          $13.65      1,647
AXA 2000 MANAGED VOLATILITY.............  1.40%          B          $13.63      4,640
AXA 2000 MANAGED VOLATILITY.............  1.50%          B          $13.58      6,450
AXA 2000 MANAGED VOLATILITY.............  1.55%          B          $13.55      3,874
AXA 2000 MANAGED VOLATILITY.............  1.60%          B          $13.53      2,202
AXA 2000 MANAGED VOLATILITY.............  1.65%          B          $13.50      6,792
AXA 2000 MANAGED VOLATILITY.............  1.70%          B          $13.48        774
AXA 2000 MANAGED VOLATILITY.............  1.80%          B          $13.43         29
AXA 2000 MANAGED VOLATILITY.............  1.90%          B          $13.38          5

AXA AGGRESSIVE ALLOCATION...............  1.15%          B          $16.38        590
AXA AGGRESSIVE ALLOCATION...............  1.20%          B          $16.27      1,999
AXA AGGRESSIVE ALLOCATION...............  1.25%          B          $17.93     11,458
AXA AGGRESSIVE ALLOCATION...............  1.30%          B          $16.95     33,032
AXA AGGRESSIVE ALLOCATION...............  1.35%          B          $15.96        661
AXA AGGRESSIVE ALLOCATION...............  1.40%          B          $15.85      2,045
AXA AGGRESSIVE ALLOCATION...............  1.50%          B          $17.34     11,647
AXA AGGRESSIVE ALLOCATION...............  1.55%          B          $15.54     23,497
AXA AGGRESSIVE ALLOCATION...............  1.60%          B          $15.44      1,090
AXA AGGRESSIVE ALLOCATION...............  1.65%          B          $16.99     49,890

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
AXA AGGRESSIVE ALLOCATION...............  1.70%          B          $16.87      4,204
AXA AGGRESSIVE ALLOCATION...............  1.90%          B          $14.85         37

AXA BALANCED STRATEGY...................  1.30%          B          $14.98     20,058
AXA BALANCED STRATEGY...................  1.55%          B          $14.70      4,820
AXA BALANCED STRATEGY...................  1.65%          B          $14.58      3,842
AXA BALANCED STRATEGY...................  1.70%          B          $14.53        237

AXA CONSERVATIVE ALLOCATION.............  1.15%          B          $12.71        332
AXA CONSERVATIVE ALLOCATION.............  1.20%          B          $12.63      3,023
AXA CONSERVATIVE ALLOCATION.............  1.25%          B          $13.15      7,237
AXA CONSERVATIVE ALLOCATION.............  1.30%          B          $13.07     14,968
AXA CONSERVATIVE ALLOCATION.............  1.35%          B          $12.38      1,238
AXA CONSERVATIVE ALLOCATION.............  1.40%          B          $12.30      5,562
AXA CONSERVATIVE ALLOCATION.............  1.50%          B          $12.72     11,719
AXA CONSERVATIVE ALLOCATION.............  1.55%          B          $12.06     14,474
AXA CONSERVATIVE ALLOCATION.............  1.60%          B          $11.98      2,763
AXA CONSERVATIVE ALLOCATION.............  1.65%          B          $12.46     26,857
AXA CONSERVATIVE ALLOCATION.............  1.70%          B          $12.38      3,193
AXA CONSERVATIVE ALLOCATION.............  1.80%          B          $11.67         38

AXA CONSERVATIVE GROWTH STRATEGY........  1.30%          B          $14.07      6,838
AXA CONSERVATIVE GROWTH STRATEGY........  1.55%          B          $13.80      2,771
AXA CONSERVATIVE GROWTH STRATEGY........  1.65%          B          $13.69      2,568
AXA CONSERVATIVE GROWTH STRATEGY........  1.70%          B          $13.64        154

AXA CONSERVATIVE STRATEGY...............  1.30%          B          $12.06      4,966
AXA CONSERVATIVE STRATEGY...............  1.55%          B          $11.83      1,813
AXA CONSERVATIVE STRATEGY...............  1.65%          B          $11.74      1,663
AXA CONSERVATIVE STRATEGY...............  1.70%          B          $11.69        171

AXA CONSERVATIVE-PLUS ALLOCATION........  0.95%          B          $13.98         --
AXA CONSERVATIVE-PLUS ALLOCATION........  1.15%          B          $13.62        266
AXA CONSERVATIVE-PLUS ALLOCATION........  1.20%          B          $13.53      1,922
AXA CONSERVATIVE-PLUS ALLOCATION........  1.25%          B          $14.33      8,236
AXA CONSERVATIVE-PLUS ALLOCATION........  1.30%          B          $14.23     13,574
AXA CONSERVATIVE-PLUS ALLOCATION........  1.35%          B          $13.27        685
AXA CONSERVATIVE-PLUS ALLOCATION........  1.40%          B          $13.18      3,501
AXA CONSERVATIVE-PLUS ALLOCATION........  1.50%          B          $13.85     10,891
AXA CONSERVATIVE-PLUS ALLOCATION........  1.55%          B          $12.93     12,186
AXA CONSERVATIVE-PLUS ALLOCATION........  1.60%          B          $12.84      1,744
AXA CONSERVATIVE-PLUS ALLOCATION........  1.65%          B          $13.58     23,314
AXA CONSERVATIVE-PLUS ALLOCATION........  1.70%          B          $13.48      2,415
AXA CONSERVATIVE-PLUS ALLOCATION........  1.80%          B          $12.51         55
AXA CONSERVATIVE-PLUS ALLOCATION........  1.90%          B          $12.35          9

AXA GLOBAL EQUITY MANAGED VOLATILITY....  0.95%          B          $23.24          1
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.20%          B          $22.13      1,641
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.25%          B          $28.70      3,421
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.30%          B          $28.41      4,842
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.35%          B          $21.48        834
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.40%          B          $21.27      3,058
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.50%          B          $27.74      5,317
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.55%          B          $20.66      6,230
AXA GLOBAL EQUITY MANAGED VOLATILITY....  1.60%          B          $20.46        981

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
AXA GLOBAL EQUITY MANAGED
 VOLATILITY...................  1.65%          B          $27.19      6,599
AXA GLOBAL EQUITY MANAGED
 VOLATILITY...................  1.70%          B          $20.06        935
AXA GLOBAL EQUITY MANAGED
 VOLATILITY...................  1.80%          B          $19.67         16
AXA GLOBAL EQUITY MANAGED
 VOLATILITY...................  1.90%          B          $19.28          2

AXA GROWTH STRATEGY...........  1.30%          B          $17.32     22,908
AXA GROWTH STRATEGY...........  1.55%          B          $16.99      9,071
AXA GROWTH STRATEGY...........  1.65%          B          $16.85      9,794
AXA GROWTH STRATEGY...........  1.70%          B          $16.79        549

AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  0.95%          B          $13.05         15
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.20%          B          $12.48      4,497
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.25%          B          $14.45      7,383
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.30%          B          $14.32      9,043
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.35%          B          $12.15        988
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.40%          B          $12.04      6,157
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.50%          B          $13.97      8,486
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.55%          B          $11.72      9,799
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.60%          B          $11.62      3,634
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.65%          B          $13.69     15,158
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.70%          B          $11.41      1,902
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.80%          B          $11.21         21
AXA INTERNATIONAL CORE
 MANAGED VOLATILITY...........  1.90%          B          $11.01          2

AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  0.95%          B          $19.99          4
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.20%          B          $19.02      1,560
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.25%          B          $14.76      3,228
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.30%          B          $14.61      3,329
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.35%          B          $18.46      1,732
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.40%          B          $18.28      1,958
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.50%          B          $14.27      4,389
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.55%          B          $17.74      3,278
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.60%          B          $17.56      1,010
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.65%          B          $13.99      5,587
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.70%          B          $17.21        587
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.80%          B          $16.87         18
AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY...........  1.90%          B          $16.54          2

AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  0.95%          B          $16.63         70
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.20%          B          $15.89      8,768
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.25%          B          $20.29      7,800
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.30%          B          $20.10      8,147
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.35%          B          $15.46      5,543
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.40%          B          $15.32     10,638
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.50%          B          $19.62      7,945
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.55%          B          $14.91     10,512
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.60%          B          $14.77      8,486
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.65%          B          $19.22     17,262
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.70%          B          $14.50      2,469
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.80%          B          $14.24         76
AXA LARGE CAP CORE MANAGED
 VOLATILITY...................  1.90%          B          $13.98          9

AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  0.95%          B          $28.44         12
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.20%          B          $27.06      7,550
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.25%          B          $22.97     13,343

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.30%          B          $22.74     15,197
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.35%          B          $26.26      3,796
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.40%          B          $26.00     11,392
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.50%          B          $22.21     18,290
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.55%          B          $25.24     13,632
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.60%          B          $24.98      5,553
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.65%          B          $21.76     26,930
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.70%          B          $24.49      2,387
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.80%          B          $24.01         43
AXA LARGE CAP GROWTH MANAGED
 VOLATILITY...................  1.90%          B          $23.53         11

AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  0.95%          B          $22.48          9
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.20%          B          $21.42     11,657
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.25%          B          $17.93     17,429
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.30%          B          $17.76     16,323
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.35%          B          $20.82      5,728
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.40%          B          $20.62     16,800
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.50%          B          $17.33     23,653
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.55%          B          $20.03     14,633
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.60%          B          $19.84      7,869
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.65%          B          $16.99     27,759
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.70%          B          $19.46      2,900
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.80%          B          $19.08        127
AXA LARGE CAP VALUE MANAGED
 VOLATILITY...................  1.90%          B          $18.72         28

AXA MID CAP VALUE MANAGED
 VOLATILITY...................  0.95%          B          $29.53          6
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.20%          B          $28.10      3,577
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.25%          B          $24.67      6,584
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.30%          B          $24.42      5,680
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.35%          B          $27.27        465
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.40%          B          $27.00      5,264
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.50%          B          $23.85      9,272
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.55%          B          $26.21      5,117
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.60%          B          $25.95      2,238
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.65%          B          $23.37     11,157
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.70%          B          $25.43      1,295
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.80%          B          $24.93         21
AXA MID CAP VALUE MANAGED
 VOLATILITY...................  1.90%          B          $24.44          3

AXA MODERATE ALLOCATION.......  0.95%          B          $65.70         --
AXA MODERATE ALLOCATION.......  1.15%          B          $61.72        247
AXA MODERATE ALLOCATION.......  1.20%          B          $60.76      2,169
AXA MODERATE ALLOCATION.......  1.25%          B          $14.98     32,843
AXA MODERATE ALLOCATION.......  1.30%          B          $14.80     66,003
AXA MODERATE ALLOCATION.......  1.35%          B          $57.97        726
AXA MODERATE ALLOCATION.......  1.40%          B          $57.07      3,895
AXA MODERATE ALLOCATION.......  1.50%          B          $14.49     43,490
AXA MODERATE ALLOCATION.......  1.55%          B          $54.44     12,341
AXA MODERATE ALLOCATION.......  1.60%          B          $53.59      1,647
AXA MODERATE ALLOCATION.......  1.65%          B          $14.20     96,121
AXA MODERATE ALLOCATION.......  1.70%          B          $51.94      2,183
AXA MODERATE ALLOCATION.......  1.80%          B          $50.33         20
AXA MODERATE ALLOCATION.......  1.90%          B          $48.77         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
AXA MODERATE GROWTH STRATEGY..  1.30%          B          $16.42      30,712
AXA MODERATE GROWTH STRATEGY..  1.55%          B          $16.11      11,051
AXA MODERATE GROWTH STRATEGY..  1.65%          B          $15.98       8,237
AXA MODERATE GROWTH STRATEGY..  1.70%          B          $15.92         523

AXA MODERATE-PLUS ALLOCATION..  0.95%          B          $16.01           1
AXA MODERATE-PLUS ALLOCATION..  1.15%          B          $15.60       1,401
AXA MODERATE-PLUS ALLOCATION..  1.20%          B          $15.50       6,515
AXA MODERATE-PLUS ALLOCATION..  1.25%          B          $17.04      46,006
AXA MODERATE-PLUS ALLOCATION..  1.30%          B          $16.93      89,897
AXA MODERATE-PLUS ALLOCATION..  1.35%          B          $15.20       2,278
AXA MODERATE-PLUS ALLOCATION..  1.40%          B          $15.10      10,595
AXA MODERATE-PLUS ALLOCATION..  1.50%          B          $16.48      51,501
AXA MODERATE-PLUS ALLOCATION..  1.55%          B          $14.81      74,331
AXA MODERATE-PLUS ALLOCATION..  1.60%          B          $14.71       4,459
AXA MODERATE-PLUS ALLOCATION..  1.65%          B          $16.15     162,408
AXA MODERATE-PLUS ALLOCATION..  1.70%          B          $16.04      13,349
AXA MODERATE-PLUS ALLOCATION..  1.80%          B          $14.33          36

AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  0.95%          B          $ 9.52          --
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.20%          B          $ 9.44       1,794
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.25%          B          $ 9.42       6,506
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.30%          B          $ 9.40       8,667
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.35%          B          $ 9.38         760
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.40%          B          $ 9.37       4,025
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.50%          B          $ 9.33       9,226
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.55%          B          $ 9.32       7,540
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.60%          B          $ 9.30       1,904
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.65%          B          $ 9.28      19,245
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.70%          B          $ 9.26       1,738
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.80%          B          $ 9.23          14
AXA/AB SHORT DURATION
 GOVERNMENT BOND..............  1.90%          B          $ 9.20           3

AXA/AB SMALL CAP GROWTH.......  0.95%          B          $36.02           5
AXA/AB SMALL CAP GROWTH.......  1.20%          B          $34.28         971
AXA/AB SMALL CAP GROWTH.......  1.25%          B          $26.57       1,766
AXA/AB SMALL CAP GROWTH.......  1.30%          B          $26.30       2,095
AXA/AB SMALL CAP GROWTH.......  1.35%          B          $33.27         777
AXA/AB SMALL CAP GROWTH.......  1.40%          B          $32.94       1,630
AXA/AB SMALL CAP GROWTH.......  1.50%          B          $25.69       2,713
AXA/AB SMALL CAP GROWTH.......  1.55%          B          $31.96       1,922
AXA/AB SMALL CAP GROWTH.......  1.60%          B          $31.65         688
AXA/AB SMALL CAP GROWTH.......  1.65%          B          $25.17       3,209
AXA/AB SMALL CAP GROWTH.......  1.70%          B          $31.02         401
AXA/AB SMALL CAP GROWTH.......  1.80%          B          $30.41           5
AXA/AB SMALL CAP GROWTH.......  1.90%          B          $29.80           1

AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  0.95%          B          $13.92           4
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.20%          B          $13.56       2,117
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.25%          B          $13.49       5,145
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.30%          B          $13.42       8,423
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.35%          B          $13.35         645
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.40%          B          $13.28       3,834
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.50%          B          $13.14       7,093

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.55%          B          $13.08      7,750
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.60%          B          $13.01      1,810
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.65%          B          $12.94     16,862
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.70%          B          $12.87      2,041
AXA/FRANKLIN BALANCED MANAGED
 VOLATILITY...................  1.80%          B          $12.74          7

AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  0.95%          B          $16.43         --
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.20%          B          $16.01        364
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.25%          B          $15.93        422
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.30%          B          $15.84      2,133
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.35%          B          $15.76         61
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.40%          B          $15.68        349
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.50%          B          $15.51        588
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.55%          B          $15.43      1,477
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.60%          B          $15.35        147
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.65%          B          $15.27      2,923
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.70%          B          $15.19        305
AXA/FRANKLIN SMALL CAP VALUE
 MANAGED VOLATILITY...........  1.80%          B          $15.03         --

AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  0.95%          B          $11.89          3
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.15%          B          $11.66        508
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.20%          B          $11.60        876
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.25%          B          $11.55      3,176
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.30%          B          $11.49     27,853
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.35%          B          $11.43        446
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.40%          B          $11.38      1,785
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.50%          B          $11.27      4,168
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.55%          B          $11.21     16,647
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.60%          B          $11.16        813
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.65%          B          $11.10     41,222
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.70%          B          $11.05      2,893
AXA/FRANKLIN TEMPLETON
 ALLOCATION MANAGED VOLATILITY  1.80%          B          $10.94          4

AXA/JANUS ENTERPRISE..........  0.95%          B          $20.42          5
AXA/JANUS ENTERPRISE..........  1.20%          B          $19.82        658
AXA/JANUS ENTERPRISE..........  1.25%          B          $19.71      2,196
AXA/JANUS ENTERPRISE..........  1.30%          B          $19.59      3,241
AXA/JANUS ENTERPRISE..........  1.35%          B          $19.47        172
AXA/JANUS ENTERPRISE..........  1.40%          B          $19.36      1,231
AXA/JANUS ENTERPRISE..........  1.50%          B          $19.13      3,093
AXA/JANUS ENTERPRISE..........  1.55%          B          $19.02      3,551
AXA/JANUS ENTERPRISE..........  1.60%          B          $18.91        280
AXA/JANUS ENTERPRISE..........  1.65%          B          $18.79      4,841
AXA/JANUS ENTERPRISE..........  1.70%          B          $18.68        525
AXA/JANUS ENTERPRISE..........  1.80%          B          $18.46          3

AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.20%          B          $14.30        273
AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.25%          B          $14.23      1,032
AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.30%          B          $14.16      2,518
AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.35%          B          $14.08         92
AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.40%          B          $14.01        402
AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.50%          B          $13.86        849
AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.55%          B          $13.79      1,607
AXA/MUTUAL LARGE CAP EQUITY
 MANAGED VOLATILITY...........  1.60%          B          $13.72        165

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
AXA/MUTUAL LARGE CAP EQUITY MANAGED
 VOLATILITY.............................  1.65%          B         $ 13.65      4,670
AXA/MUTUAL LARGE CAP EQUITY MANAGED
 VOLATILITY.............................  1.70%          B         $ 13.58        435
AXA/MUTUAL LARGE CAP EQUITY MANAGED
 VOLATILITY.............................  1.80%          B         $ 13.43         --

AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  0.95%          B         $ 11.96         --
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.20%          B         $ 11.65        887
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.25%          B         $ 11.59      1,896
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.30%          B         $ 11.53      4,152
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.35%          B         $ 11.47        143
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.40%          B         $ 11.41      1,246
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.50%          B         $ 11.29      2,502
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.55%          B         $ 11.23      3,026
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.60%          B         $ 11.17        482
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.65%          B         $ 11.11      7,416
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.70%          B         $ 11.06      1,540
AXA/TEMPLETON GLOBAL EQUITY MANAGED
 VOLATILITY.............................  1.80%          B         $ 10.94          1

EQ/COMMON STOCK INDEX...................  0.95%          B         $458.22         --
EQ/COMMON STOCK INDEX...................  1.20%          B         $413.19        142
EQ/COMMON STOCK INDEX...................  1.25%          B         $ 20.37      4,572
EQ/COMMON STOCK INDEX...................  1.30%          B         $ 19.94      3,907
EQ/COMMON STOCK INDEX...................  1.35%          B         $388.30        215
EQ/COMMON STOCK INDEX...................  1.40%          B         $380.32        231
EQ/COMMON STOCK INDEX...................  1.50%          B         $ 19.70      8,059
EQ/COMMON STOCK INDEX...................  1.55%          B         $357.37        282
EQ/COMMON STOCK INDEX...................  1.60%          B         $350.03        112
EQ/COMMON STOCK INDEX...................  1.65%          B         $ 19.30      5,744
EQ/COMMON STOCK INDEX...................  1.70%          B         $335.80         32
EQ/COMMON STOCK INDEX...................  1.80%          B         $322.09          1
EQ/COMMON STOCK INDEX...................  1.90%          B         $308.95          1

EQ/CORE BOND INDEX......................  0.65%          B         $ 10.49         21
EQ/CORE BOND INDEX......................  0.95%          B         $ 15.28          6
EQ/CORE BOND INDEX......................  1.20%          B         $ 14.57      7,392
EQ/CORE BOND INDEX......................  1.25%          B         $ 10.10        994
EQ/CORE BOND INDEX......................  1.25%          B         $ 10.86     14,576
EQ/CORE BOND INDEX......................  1.30%          B         $ 10.76     16,060
EQ/CORE BOND INDEX......................  1.35%          B         $ 14.15      3,053
EQ/CORE BOND INDEX......................  1.40%          B         $ 14.02     11,507
EQ/CORE BOND INDEX......................  1.50%          B         $ 10.50     20,592
EQ/CORE BOND INDEX......................  1.55%          B         $ 13.62     13,480
EQ/CORE BOND INDEX......................  1.60%          B         $ 13.49      5,551
EQ/CORE BOND INDEX......................  1.65%          B         $  9.61         61
EQ/CORE BOND INDEX......................  1.65%          B         $ 10.29     25,519
EQ/CORE BOND INDEX......................  1.70%          B         $ 13.23      2,538
EQ/CORE BOND INDEX......................  1.80%          B         $ 12.98         54
EQ/CORE BOND INDEX......................  1.90%          B         $ 12.73         17

EQ/EQUITY 500 INDEX.....................  0.65%          B         $ 20.68         44
EQ/EQUITY 500 INDEX.....................  0.95%          B         $ 52.95          2
EQ/EQUITY 500 INDEX.....................  1.20%          B         $ 49.98      2,947
EQ/EQUITY 500 INDEX.....................  1.25%          B         $ 19.92      1,484
EQ/EQUITY 500 INDEX.....................  1.25%          B         $ 22.36      8,285
EQ/EQUITY 500 INDEX.....................  1.30%          B         $ 22.10      9,452

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
EQ/EQUITY 500 INDEX.....................  1.35%          B         $ 48.28      1,493
EQ/EQUITY 500 INDEX.....................  1.40%          B         $ 47.72      4,236
EQ/EQUITY 500 INDEX.....................  1.50%          B         $ 21.62     10,326
EQ/EQUITY 500 INDEX.....................  1.55%          B         $ 46.09      4,211
EQ/EQUITY 500 INDEX.....................  1.60%          B         $ 45.56      2,386
EQ/EQUITY 500 INDEX.....................  1.65%          B         $ 15.52        147
EQ/EQUITY 500 INDEX.....................  1.65%          B         $ 21.18     18,351
EQ/EQUITY 500 INDEX.....................  1.70%          B         $ 44.52      1,590
EQ/EQUITY 500 INDEX.....................  1.80%          B         $ 43.49         63
EQ/EQUITY 500 INDEX.....................  1.90%          B         $ 42.49          5

EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.20%          B         $ 15.65        453
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.25%          B         $ 15.56      1,221
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.30%          B         $ 15.19      1,761
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.35%          B         $ 15.38         88
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.40%          B         $ 15.29        861
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.50%          B         $ 15.11      1,751
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.55%          B         $ 15.02      1,616
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.60%          B         $ 14.93        211
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.65%          B         $ 14.84      2,758
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.70%          B         $ 14.75        164
EQ/GAMCO MERGERS AND ACQUISITIONS.......  1.80%          B         $ 14.58          2

EQ/GAMCO SMALL COMPANY VALUE............  0.95%          B         $ 72.59         --
EQ/GAMCO SMALL COMPANY VALUE............  1.20%          B         $ 67.56        541
EQ/GAMCO SMALL COMPANY VALUE............  1.25%          B         $ 66.59      1,580
EQ/GAMCO SMALL COMPANY VALUE............  1.30%          B         $101.78      1,615
EQ/GAMCO SMALL COMPANY VALUE............  1.35%          B         $ 64.70        182
EQ/GAMCO SMALL COMPANY VALUE............  1.40%          B         $ 63.78      1,095
EQ/GAMCO SMALL COMPANY VALUE............  1.50%          B         $ 61.96      2,516
EQ/GAMCO SMALL COMPANY VALUE............  1.55%          B         $ 61.08      2,600
EQ/GAMCO SMALL COMPANY VALUE............  1.60%          B         $ 60.20        235
EQ/GAMCO SMALL COMPANY VALUE............  1.65%          B         $ 59.34      2,967
EQ/GAMCO SMALL COMPANY VALUE............  1.70%          B         $ 58.49        457
EQ/GAMCO SMALL COMPANY VALUE............  1.80%          B         $ 56.82          3
EQ/GAMCO SMALL COMPANY VALUE............  1.90%          B         $ 55.20          5

EQ/INTERMEDIATE GOVERNMENT BOND.........  1.20%          B         $ 20.77        850
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.25%          B         $ 11.03      1,246
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.30%          B         $ 10.88      3,571
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.35%          B         $ 19.97        201
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.40%          B         $ 19.72      1,264
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.50%          B         $ 10.66      1,666
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.55%          B         $ 18.96      1,573
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.60%          B         $ 18.71        571
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.65%          B         $ 10.45      3,160
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.70%          B         $ 18.23        230
EQ/INTERMEDIATE GOVERNMENT BOND.........  1.90%          B         $ 17.30          1

EQ/INTERNATIONAL EQUITY INDEX...........  0.95%          B         $ 14.93          4
EQ/INTERNATIONAL EQUITY INDEX...........  1.20%          B         $ 14.13      2,862
EQ/INTERNATIONAL EQUITY INDEX...........  1.25%          B         $ 13.61      5,669
EQ/INTERNATIONAL EQUITY INDEX...........  1.30%          B         $ 13.46      6,310
EQ/INTERNATIONAL EQUITY INDEX...........  1.35%          B         $ 13.67        826

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...........  1.40%          B         $ 13.52      3,902
EQ/INTERNATIONAL EQUITY INDEX...........  1.50%          B         $ 13.16      6,814
EQ/INTERNATIONAL EQUITY INDEX...........  1.55%          B         $ 13.08      5,647
EQ/INTERNATIONAL EQUITY INDEX...........  1.60%          B         $ 12.94      1,578
EQ/INTERNATIONAL EQUITY INDEX...........  1.65%          B         $ 12.89     10,884
EQ/INTERNATIONAL EQUITY INDEX...........  1.70%          B         $ 12.65      2,039
EQ/INTERNATIONAL EQUITY INDEX...........  1.80%          B         $ 12.38         16
EQ/INTERNATIONAL EQUITY INDEX...........  1.90%          B         $ 12.10          2

EQ/LARGE CAP GROWTH INDEX...............  0.95%          B         $ 14.64         10
EQ/LARGE CAP GROWTH INDEX...............  1.20%          B         $ 14.00      2,332
EQ/LARGE CAP GROWTH INDEX...............  1.25%          B         $ 24.34      2,462
EQ/LARGE CAP GROWTH INDEX...............  1.30%          B         $ 24.12      3,301
EQ/LARGE CAP GROWTH INDEX...............  1.35%          B         $ 13.63      1,582
EQ/LARGE CAP GROWTH INDEX...............  1.40%          B         $ 13.51      4,220
EQ/LARGE CAP GROWTH INDEX...............  1.50%          B         $ 23.53      3,329
EQ/LARGE CAP GROWTH INDEX...............  1.55%          B         $ 13.15      6,593
EQ/LARGE CAP GROWTH INDEX...............  1.60%          B         $ 13.04      2,688
EQ/LARGE CAP GROWTH INDEX...............  1.65%          B         $ 23.06      5,231
EQ/LARGE CAP GROWTH INDEX...............  1.70%          B         $ 12.80      1,477
EQ/LARGE CAP GROWTH INDEX...............  1.80%          B         $ 12.58         30
EQ/LARGE CAP GROWTH INDEX...............  1.90%          B         $ 12.35         10

EQ/LARGE CAP VALUE INDEX................  0.95%          B         $ 10.92          3
EQ/LARGE CAP VALUE INDEX................  1.20%          B         $ 10.62      1,542
EQ/LARGE CAP VALUE INDEX................  1.25%          B         $ 10.56      4,885
EQ/LARGE CAP VALUE INDEX................  1.30%          B         $ 10.50      6,860
EQ/LARGE CAP VALUE INDEX................  1.35%          B         $ 10.59        472
EQ/LARGE CAP VALUE INDEX................  1.40%          B         $ 10.38      2,391
EQ/LARGE CAP VALUE INDEX................  1.50%          B         $ 10.26      6,017
EQ/LARGE CAP VALUE INDEX................  1.55%          B         $ 10.20      5,905
EQ/LARGE CAP VALUE INDEX................  1.60%          B         $ 10.14        860
EQ/LARGE CAP VALUE INDEX................  1.65%          B         $ 10.09     12,861
EQ/LARGE CAP VALUE INDEX................  1.70%          B         $ 10.03      2,856
EQ/LARGE CAP VALUE INDEX................  1.80%          B         $  9.92          6

EQ/MID CAP INDEX........................  0.95%          B         $ 21.65          1
EQ/MID CAP INDEX........................  1.20%          B         $ 20.77      3,770
EQ/MID CAP INDEX........................  1.25%          B         $ 23.94      4,553
EQ/MID CAP INDEX........................  1.30%          B         $ 23.75      4,295
EQ/MID CAP INDEX........................  1.35%          B         $ 20.27        473
EQ/MID CAP INDEX........................  1.40%          B         $ 20.10      4,968
EQ/MID CAP INDEX........................  1.50%          B         $ 23.15      5,734
EQ/MID CAP INDEX........................  1.55%          B         $ 19.61      5,375
EQ/MID CAP INDEX........................  1.60%          B         $ 19.44      2,169
EQ/MID CAP INDEX........................  1.65%          B         $ 22.69      8,361
EQ/MID CAP INDEX........................  1.70%          B         $ 19.12      1,525
EQ/MID CAP INDEX........................  1.80%          B         $ 18.81         16
EQ/MID CAP INDEX........................  1.90%          B         $ 18.50          1

EQ/MONEY MARKET.........................  0.00%          B         $ 44.43         10
EQ/MONEY MARKET++.......................  0.65%          B         $  1.00      5,745
EQ/MONEY MARKET++.......................  0.65%          B         $100.00         82
EQ/MONEY MARKET.........................  0.95%          B         $ 31.68          7

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                         -------- --------------- ---------- -----------
EQ/MONEY MARKET.........................  1.15%          B         $ 29.49          50
EQ/MONEY MARKET.........................  1.20%          B         $ 28.96         506
EQ/MONEY MARKET++.......................  1.25%          B         $  1.00     176,931
EQ/MONEY MARKET.........................  1.25%          B         $  9.79       2,289
EQ/MONEY MARKET++.......................  1.25%          B         $100.00       2,242
EQ/MONEY MARKET.........................  1.30%          B         $  9.61       2,604
EQ/MONEY MARKET.........................  1.35%          B         $ 27.45         714
EQ/MONEY MARKET.........................  1.40%          B         $ 26.95         992
EQ/MONEY MARKET.........................  1.50%          B         $  9.46       4,362
EQ/MONEY MARKET.........................  1.55%          B         $ 25.54       1,594
EQ/MONEY MARKET.........................  1.60%          B         $ 25.09         821
EQ/MONEY MARKET++.......................  1.65%          B         $  1.00      11,380
EQ/MONEY MARKET.........................  1.65%          B         $  9.27       5,175
EQ/MONEY MARKET++.......................  1.65%          B         $100.00         120
EQ/MONEY MARKET.........................  1.70%          B         $ 24.20         321
EQ/MONEY MARKET.........................  1.80%          B         $ 23.34           4
EQ/MONEY MARKET.........................  1.90%          B         $ 22.51          --

EQ/QUALITY BOND PLUS....................  1.20%          B         $ 17.28       4,606
EQ/QUALITY BOND PLUS....................  1.25%          B         $ 11.11       8,880
EQ/QUALITY BOND PLUS....................  1.30%          B         $ 10.98      14,485
EQ/QUALITY BOND PLUS....................  1.35%          B         $ 16.68         561
EQ/QUALITY BOND PLUS....................  1.40%          B         $ 16.48       7,884
EQ/QUALITY BOND PLUS....................  1.50%          B         $ 10.74      12,837
EQ/QUALITY BOND PLUS....................  1.55%          B         $ 15.91       9,347
EQ/QUALITY BOND PLUS....................  1.60%          B         $ 15.72       2,658
EQ/QUALITY BOND PLUS....................  1.65%          B         $ 10.53      17,541
EQ/QUALITY BOND PLUS....................  1.70%          B         $ 15.36       1,739
EQ/QUALITY BOND PLUS....................  1.80%          B         $ 15.00          19
EQ/QUALITY BOND PLUS....................  1.90%          B         $ 14.65           2

EQ/SMALL COMPANY INDEX..................  0.95%          B         $ 30.49           4
EQ/SMALL COMPANY INDEX..................  1.20%          B         $ 29.06       1,170
EQ/SMALL COMPANY INDEX..................  1.25%          B         $ 24.82       2,337
EQ/SMALL COMPANY INDEX..................  1.30%          B         $ 24.58       3,215
EQ/SMALL COMPANY INDEX..................  1.35%          B         $ 28.23         447
EQ/SMALL COMPANY INDEX..................  1.40%          B         $ 27.96       1,914
EQ/SMALL COMPANY INDEX..................  1.50%          B         $ 24.00       2,851
EQ/SMALL COMPANY INDEX..................  1.55%          B         $ 27.16       2,841
EQ/SMALL COMPANY INDEX..................  1.60%          B         $ 26.90         773
EQ/SMALL COMPANY INDEX..................  1.65%          B         $ 23.52       4,862
EQ/SMALL COMPANY INDEX..................  1.70%          B         $ 26.39         647
EQ/SMALL COMPANY INDEX..................  1.80%          B         $ 25.88           2
EQ/SMALL COMPANY INDEX..................  1.90%          B         $ 25.39           2

MULTIMANAGER TECHNOLOGY.................  0.95%          B           22.08           9
MULTIMANAGER TECHNOLOGY.................  1.20%          B           21.25       1,287
MULTIMANAGER TECHNOLOGY.................  1.25%          B           24.67       1,930
MULTIMANAGER TECHNOLOGY.................  1.30%          B           24.48       2,526
MULTIMANAGER TECHNOLOGY.................  1.35%          B           20.78         297
MULTIMANAGER TECHNOLOGY.................  1.40%          B           20.62       2,505
MULTIMANAGER TECHNOLOGY.................  1.50%          B           23.85       3,337
MULTIMANAGER TECHNOLOGY.................  1.55%          B           20.15       3,685

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2016

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                               -------- --------------- ---------- -----------
MULTIMANAGER TECHNOLOGY.......  1.60%          B          20.00       1,054
MULTIMANAGER TECHNOLOGY.......  1.65%          B          23.37       4,298
MULTIMANAGER TECHNOLOGY.......  1.70%          B          19.70         439
MULTIMANAGER TECHNOLOGY.......  1.80%          B          19.40          11

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.
++ This Variable Investment Option is subject to a non-guaranteed fee waiver.
   If the total return on any given day is negative, the contract charges will be waived in its entirety for such dates. In 2016, the contract charges were 0.00%.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                      1290 VT      AXA 400     AXA 2000         AXA
                                                      SOCIALLY     MANAGED      MANAGED     AGGRESSIVE   AXA BALANCED
                                                    RESPONSIBLE* VOLATILITY*  VOLATILITY*   ALLOCATION*   STRATEGY*
                                                    ------------ -----------  -----------  ------------  ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $  753,517  $ 2,279,998  $ 3,475,110  $ 21,512,552  $ 3,621,683
 Expenses:
   Asset-based charges.............................     969,910    4,397,046    6,988,434    34,822,767    6,115,201
                                                     ----------  -----------  -----------  ------------  -----------

NET INVESTMENT INCOME (LOSS).......................    (216,393)  (2,117,048)  (3,513,324)  (13,310,215)  (2,493,518)
                                                     ----------  -----------  -----------  ------------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   2,194,094      932,961   (3,587,484)   37,525,966    8,295,051
   Net realized gain distribution from the
    Portfolios.....................................   1,328,432   13,409,508    8,941,169   106,564,747    2,490,006
                                                     ----------  -----------  -----------  ------------  -----------
 Net realized gain (loss) on investments...........   3,522,526   14,342,469    5,353,685   144,090,713   10,785,057
                                                     ----------  -----------  -----------  ------------  -----------

 Net change in unrealized appreciation
   (depreciation) of investments...................   1,830,856   37,847,918   83,270,682    25,963,060   10,883,873
                                                     ----------  -----------  -----------  ------------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   5,353,382   52,190,387   88,624,367   170,053,773   21,668,930
                                                     ----------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $5,136,989  $50,073,339  $85,111,043  $156,743,558  $19,175,412
                                                     ==========  ===========  ===========  ============  ===========

                                                        AXA
                                                    CONSERVATIVE
                                                    ALLOCATION*
                                                    ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $11,097,586
 Expenses:
   Asset-based charges.............................  18,018,951
                                                    -----------

NET INVESTMENT INCOME (LOSS).......................  (6,921,365)
                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........  (5,048,013)
   Net realized gain distribution from the
    Portfolios.....................................  15,245,732
                                                    -----------
 Net realized gain (loss) on investments...........  10,197,719
                                                    -----------

 Net change in unrealized appreciation
   (depreciation) of investments...................  13,999,683
                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  24,197,402
                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $17,276,037
                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                        AXA                        AXA      AXA GLOBAL
                                                    CONSERVATIVE     AXA      CONSERVATIVE-   EQUITY
                                                       GROWTH    CONSERVATIVE     PLUS        MANAGED     AXA GROWTH
                                                     STRATEGY*    STRATEGY*    ALLOCATION*  VOLATILITY*   STRATEGY*
                                                    ------------ ------------ ------------- -----------  -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $ 1,464,840   $  834,102   $10,009,303  $ 7,819,139  $ 6,566,998
 Expenses:
   Asset-based charges.............................   2,576,051    1,590,765    16,487,444   12,655,587   10,332,536
                                                    -----------   ----------   -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS).......................  (1,111,211)    (756,663)   (6,478,141)  (4,836,448)  (3,765,538)
                                                    -----------   ----------   -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   3,511,698    1,264,977     1,329,559   34,509,284   16,642,655
   Net realized gain distribution from the
    Portfolios.....................................     819,642      283,783    28,700,937           --    5,543,735
                                                    -----------   ----------   -----------  -----------  -----------
 Net realized gain (loss) on investments...........   4,331,340    1,548,760    30,030,496   34,509,284   22,186,390
                                                    -----------   ----------   -----------  -----------  -----------

 Net change in unrealized appreciation
   (depreciation) of investments...................   2,866,556      781,036    10,750,239   (6,646,759)  26,781,958
                                                    -----------   ----------   -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   7,197,896    2,329,796    40,780,735   27,862,525   48,968,348
                                                    -----------   ----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $ 6,086,685   $1,573,133   $34,302,594  $23,026,077  $45,202,810
                                                    ===========   ==========   ===========  ===========  ===========

                                                         AXA
                                                    INTERNATIONAL
                                                    CORE MANAGED
                                                     VOLATILITY*
                                                    -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $  2,568,402
 Expenses:
   Asset-based charges.............................   13,273,903
                                                    ------------

NET INVESTMENT INCOME (LOSS).......................  (10,705,501)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   (1,170,079)
   Net realized gain distribution from the
    Portfolios.....................................           --
                                                    ------------
 Net realized gain (loss) on investments...........   (1,170,079)
                                                    ------------

 Net change in unrealized appreciation
   (depreciation) of investments...................   (1,954,932)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   (3,125,011)
                                                    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $(13,830,512)
                                                    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                         AXA
                                                    INTERNATIONAL   AXA LARGE     AXA LARGE    AXA LARGE      AXA MID
                                                        VALUE       CAP CORE     CAP GROWTH    CAP VALUE     CAP VALUE
                                                       MANAGED       MANAGED       MANAGED      MANAGED       MANAGED
                                                     VOLATILITY*   VOLATILITY*   VOLATILITY*  VOLATILITY*   VOLATILITY*
                                                    ------------- ------------  ------------  ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $ 1,982,850  $ 16,338,167  $ 15,668,573  $ 43,353,923 $ 14,552,986
 Expenses:
   Asset-based charges.............................    6,265,027    22,064,427    41,566,588    37,935,492   17,609,536
                                                     -----------  ------------  ------------  ------------ ------------

NET INVESTMENT INCOME (LOSS).......................   (4,282,177)   (5,726,260)  (25,898,015)    5,418,431   (3,056,550)
                                                     -----------  ------------  ------------  ------------ ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   (2,804,921)   33,378,722    99,439,810    63,693,628   80,269,862
   Net realized gain distribution from the
    Portfolios.....................................           --    14,105,418    94,866,661            --           --
                                                     -----------  ------------  ------------  ------------ ------------
 Net realized gain (loss) on investments...........   (2,804,921)   47,484,140   194,306,471    63,693,628   80,269,862
                                                     -----------  ------------  ------------  ------------ ------------
 Net change in unrealized appreciation
   (depreciation) of investments...................    3,139,409    75,709,523   (63,721,460)  266,080,693  101,530,183
                                                     -----------  ------------  ------------  ------------ ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................      334,488   123,193,663   130,585,011   329,774,321  181,800,045
                                                     -----------  ------------  ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $(3,947,689) $117,467,403  $104,686,996  $335,192,752 $178,743,495
                                                     ===========  ============  ============  ============ ============



                                                    AXA MODERATE
                                                    ALLOCATION*
                                                    ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $ 42,489,961
 Expenses:
   Asset-based charges.............................   72,354,979
                                                    ------------

NET INVESTMENT INCOME (LOSS).......................  (29,865,018)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........  (15,365,863)
   Net realized gain distribution from the
    Portfolios.....................................  151,190,391
                                                    ------------
 Net realized gain (loss) on investments...........  135,824,528
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) of investments...................   72,205,954
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  208,030,482
                                                    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $178,165,464
                                                    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016


                                                                      AXA       AXA/AB SHORT              AXA/FRANKLIN
                                                    AXA MODERATE   MODERATE-      DURATION                  BALANCED
                                                       GROWTH        PLUS        GOVERNMENT  AXA/AB SMALL   MANAGED
                                                     STRATEGY*    ALLOCATION*      BOND*     CAP GROWTH*  VOLATILITY*
                                                    ------------ -------------  ------------ ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $ 7,186,021  $  65,579,133  $   549,891  $ 1,561,309  $17,839,815
 Expenses:
   Asset-based charges.............................  11,722,280    112,833,093    9,146,683    6,390,963   10,529,580
                                                    -----------  -------------  -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS).......................  (4,536,259)   (47,253,960)  (8,596,792)  (4,829,654)   7,310,235
                                                    -----------  -------------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........  17,088,273   (189,254,369)  (1,533,275)   5,310,066   19,319,903
   Net realized gain distribution from the
    Portfolios.....................................   5,647,591    315,801,657           --   31,288,679           --
                                                    -----------  -------------  -----------  -----------  -----------
 Net realized gain (loss) on investments...........  22,735,864    126,547,288   (1,533,275)  36,598,745   19,319,903
                                                    -----------  -------------  -----------  -----------  -----------
 Net change in unrealized appreciation
   (depreciation) of investments...................  26,081,015    325,263,662    1,961,400   13,166,622   32,103,915
                                                    -----------  -------------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  48,816,879    451,810,950      428,125   49,765,367   51,423,818
                                                    -----------  -------------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $44,280,620  $ 404,556,990  $(8,168,667) $44,935,713  $58,734,053
                                                    ===========  =============  ===========  ===========  ===========

                                                    AXA/FRANKLIN
                                                     SMALL CAP
                                                       VALUE
                                                      MANAGED
                                                    VOLATILITY*
                                                    ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $   447,619
 Expenses:
   Asset-based charges.............................   1,688,397
                                                    -----------

NET INVESTMENT INCOME (LOSS).......................  (1,240,778)
                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   7,703,881
   Net realized gain distribution from the
    Portfolios.....................................          --
                                                    -----------
 Net realized gain (loss) on investments...........   7,703,881
                                                    -----------
 Net change in unrealized appreciation
   (depreciation) of investments...................  17,351,581
                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  25,055,462
                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $23,814,684
                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                    AXA/FRANKLIN               AXA/MUTUAL  AXA/TEMPLETON
                                                     TEMPLETON                  LARGE CAP     GLOBAL
                                                     ALLOCATION                  EQUITY       EQUITY
                                                      MANAGED      AXA/JANUS     MANAGED      MANAGED     EQ/COMMON
                                                    VOLATILITY*   ENTERPRISE*  VOLATILITY*  VOLATILITY*  STOCK INDEX*
                                                    ------------ ------------  ----------- ------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $17,971,716  $         --  $ 3,538,038  $ 1,774,901  $12,379,862
 Expenses:
   Asset-based charges.............................  16,881,419     5,927,399    2,447,722    3,963,737   11,523,930
                                                    -----------  ------------  -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS).......................   1,090,297    (5,927,399)   1,090,316   (2,188,836)     855,932
                                                    -----------  ------------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........  29,060,979    (9,442,152)   8,167,918   12,121,322   35,217,274
   Net realized gain distribution from the
    Portfolios.....................................   8,087,668       181,984           --           --           --
                                                    -----------  ------------  -----------  -----------  -----------
 Net realized gain (loss) on investments...........  37,148,647    (9,260,168)   8,167,918   12,121,322   35,217,274
                                                    -----------  ------------  -----------  -----------  -----------
 Net change in unrealized appreciation
   (depreciation) of investments...................  43,818,290   (12,004,152)   8,217,482   (1,015,086)  40,290,577
                                                    -----------  ------------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  80,966,937   (21,264,320)  16,385,400   11,106,236   75,507,851
                                                    -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $82,057,234  $(27,191,719) $17,475,716  $ 8,917,400  $76,363,783
                                                    ===========  ============  ===========  ===========  ===========



                                                    EQ/CORE BOND
                                                       INDEX*
                                                    ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $21,776,730
 Expenses:
   Asset-based charges.............................  22,031,193
                                                    -----------

NET INVESTMENT INCOME (LOSS).......................    (254,463)
                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   5,132,525
   Net realized gain distribution from the
    Portfolios.....................................          --
                                                    -----------
 Net realized gain (loss) on investments...........   5,132,525
                                                    -----------
 Net change in unrealized appreciation
   (depreciation) of investments...................  (4,807,853)
                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................     324,672
                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $    70,209
                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                 EQ/GAMCO
                                                                   EQ/GAMCO       SMALL      EQ/INTERMEDIATE
                                                     EQ/EQUITY    MERGERS AND    COMPANY       GOVERNMENT    EQ/INTERNATIONAL
                                                     500 INDEX*  ACQUISITIONS*    VALUE*          BOND*       EQUITY INDEX*
                                                    ------------ ------------- ------------  --------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $ 28,507,152  $     9,881  $  4,129,860    $ 1,345,312     $ 16,569,826
 Expenses:
   Asset-based charges.............................   25,299,922    2,457,660    12,245,841      3,034,955        8,998,894
                                                    ------------  -----------  ------------    -----------     ------------

NET INVESTMENT INCOME (LOSS).......................    3,207,230   (2,447,779)   (8,115,981)    (1,689,643)       7,570,932
                                                    ------------  -----------  ------------    -----------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   86,608,138      166,744    54,135,596        885,519      (40,665,552)
   Net realized gain distribution from the
    Portfolios.....................................   22,621,996    8,275,999    29,144,887        356,635               --
                                                    ------------  -----------  ------------    -----------     ------------
 Net realized gain (loss) on investments...........  109,230,134    8,442,743    83,280,483      1,242,154      (40,665,552)
                                                    ------------  -----------  ------------    -----------     ------------

 Net change in unrealized appreciation
   (depreciation) of investments...................   47,477,790    3,721,844    90,164,773     (1,473,715)      36,038,392
                                                    ------------  -----------  ------------    -----------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  156,707,924   12,164,587   173,445,256       (231,561)      (4,627,160)
                                                    ------------  -----------  ------------    -----------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $159,915,154  $ 9,716,808  $165,329,275    $(1,921,204)    $  2,943,772
                                                    ============  ===========  ============    ===========     ============

                                                      EQ/LARGE
                                                     CAP GROWTH
                                                       INDEX*
                                                    ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $  5,830,301
 Expenses:
   Asset-based charges.............................    8,759,416
                                                    ------------

NET INVESTMENT INCOME (LOSS).......................   (2,929,115)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   29,723,333
   Net realized gain distribution from the
    Portfolios.....................................   30,630,925
                                                    ------------
 Net realized gain (loss) on investments...........   60,354,258
                                                    ------------

 Net change in unrealized appreciation
   (depreciation) of investments...................  (29,256,248)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   31,098,010
                                                    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $ 28,168,895
                                                    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                                           EQ/SMALL
                                                    EQ/LARGE CAP  EQ/MID CAP     EQ/MONEY    EQ/QUALITY    COMPANY
                                                    VALUE INDEX*    INDEX*       MARKET*     BOND PLUS*     INDEX*
                                                    ------------ ------------  -----------  -----------  -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $ 8,430,758  $  8,939,449  $     3,433  $12,026,372  $ 5,430,964
 Expenses:
   Asset-based charges.............................   6,277,975    12,019,609    4,367,094   15,946,652    7,022,460
                                                    -----------  ------------  -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS).......................   2,152,783    (3,080,160)  (4,363,661)  (3,920,280)  (1,591,496)
                                                    -----------  ------------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........  21,639,921    45,594,958       (6,408)   4,282,088   11,600,214
   Net realized gain distribution from the
    Portfolios.....................................  12,813,240    44,074,246          549           --   31,081,186
                                                    -----------  ------------  -----------  -----------  -----------
 Net realized gain (loss) on investments...........  34,453,161    89,669,204       (5,859)   4,282,088   42,681,400
                                                    -----------  ------------  -----------  -----------  -----------

 Net change in unrealized appreciation
   (depreciation) of investments...................  21,695,295    51,884,441        5,784   (1,598,004)  43,466,257
                                                    -----------  ------------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  56,148,456   141,553,645          (75)   2,684,084   86,147,657
                                                    -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $58,301,239  $138,473,485  $(4,363,736) $(1,236,196) $84,556,161
                                                    ===========  ============  ===========  ===========  ===========

                                                    MULTIMANAGER
                                                    TECHNOLOGY*
                                                    ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $     31,796
 Expenses:
   Asset-based charges.............................    6,891,039
                                                    ------------

NET INVESTMENT INCOME (LOSS).......................   (6,859,243)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   35,559,341
   Net realized gain distribution from the
    Portfolios.....................................   24,046,909
                                                    ------------
 Net realized gain (loss) on investments...........   59,606,250
                                                    ------------

 Net change in unrealized appreciation
   (depreciation) of investments...................  (20,463,088)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   39,143,162
                                                    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $ 32,283,919
                                                    ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                        1290 VT SOCIALLY            AXA 400 MANAGED
                                                          RESPONSIBLE*                VOLATILITY*
                                                   -------------------------  --------------------------
                                                       2016         2015          2016          2015
                                                   -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (216,393) $   (364,946) $ (2,117,048) $ (3,143,188)
 Net realized gain (loss) on investments..........   3,522,526    17,691,645    14,342,469    20,776,517
 Net change in unrealized appreciation
   (depreciation) of investments..................   1,830,856   (17,889,220)   37,847,918   (32,301,151)
                                                   -----------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   5,136,989      (562,521)   50,073,339   (14,667,822)
                                                   -----------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     171,556       149,826     1,161,062     1,010,100
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (3,105,237)    3,887,818     1,480,223     3,848,242
 Redemptions for contract benefits and
   terminations...................................  (5,500,703)   (5,348,989)  (22,908,852)  (24,384,881)
 Contract maintenance charges.....................  (1,016,447)   (1,053,454)   (4,630,979)   (4,695,729)
                                                   -----------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (9,450,831)   (2,364,799)  (24,898,546)  (24,222,268)
                                                   -----------  ------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................          --            --            --        (2,996)
                                                   -----------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.............  (4,313,842)   (2,927,320)   25,174,793   (38,893,086)
NET ASSETS -- BEGINNING OF YEAR...................  70,825,520    73,752,840   300,878,556   339,771,642
                                                   -----------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $66,511,678  $ 70,825,520  $326,053,349  $300,878,556
                                                   ===========  ============  ============  ============

                                                        AXA 2000 MANAGED
                                                           VOLATILITY*
                                                   --------------------------
                                                       2016          2015
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (3,513,324) $ (6,046,196)
 Net realized gain (loss) on investments..........    5,353,685    22,673,923
 Net change in unrealized appreciation
   (depreciation) of investments..................   83,270,682   (51,206,783)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   85,111,043   (34,579,056)
                                                   ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    2,517,643     1,752,965
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (11,147,443)   (7,351,758)
 Redemptions for contract benefits and
   terminations...................................  (38,801,586)  (42,412,144)
 Contract maintenance charges.....................   (7,168,784)   (7,532,623)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (54,600,170)  (55,543,560)
                                                   ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           --        (2,932)
                                                   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS.............   30,510,873   (90,125,548)
NET ASSETS -- BEGINNING OF YEAR...................  497,043,549   587,169,097
                                                   ------------  ------------

NET ASSETS -- END OF YEAR......................... $527,554,422  $497,043,549
                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                           AXA AGGRESSIVE
                                                             ALLOCATION*             AXA BALANCED STRATEGY*
                                                   ------------------------------  --------------------------
                                                        2016            2015           2016          2015
                                                   --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (13,310,215) $  (15,535,608) $ (2,493,518) $ (2,214,564)
 Net realized gain (loss) on investments..........    144,090,713     197,208,852    10,785,057    13,357,366
 Net change in unrealized appreciation
   (depreciation) of investments..................     25,963,060    (264,058,334)   10,883,873   (20,407,121)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................    156,743,558     (82,385,090)   19,175,412    (9,264,319)
                                                   --------------  --------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     20,141,277       9,081,701       255,851       220,895
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (66,331,874)    (10,511,322)    2,110,709    (4,200,612)
 Redemptions for contract benefits and
   terminations...................................   (172,645,313)   (152,525,167)  (33,015,609)  (30,563,043)
 Contract maintenance charges.....................    (41,030,555)    (41,952,709)   (6,969,568)   (7,057,996)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (259,866,465)   (195,907,497)  (37,618,617)  (41,600,756)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................            (29)            (76)           --          (619)
                                                   --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................   (103,122,936)   (278,292,663)  (18,443,205)  (50,865,694)
NET ASSETS -- BEGINNING OF YEAR...................  2,456,530,507   2,734,823,170   449,319,293   500,184,987
                                                   --------------  --------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $2,353,407,571  $2,456,530,507  $430,876,088  $449,319,293
                                                   ==============  ==============  ============  ============

                                                          AXA CONSERVATIVE
                                                             ALLOCATION*
                                                   ------------------------------
                                                        2016            2015
                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (6,921,365) $   (8,964,152)
 Net realized gain (loss) on investments..........     10,197,719      16,992,556
 Net change in unrealized appreciation
   (depreciation) of investments..................     13,999,683     (28,755,102)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................     17,276,037     (20,726,698)
                                                   --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     14,863,052      10,041,214
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....     89,228,080      29,546,926
 Redemptions for contract benefits and
   terminations...................................   (149,575,975)   (126,832,727)
 Contract maintenance charges.....................    (23,334,401)    (21,990,674)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............    (68,819,244)   (109,235,261)
                                                   --------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................             --             (17)
                                                   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................    (51,543,207)   (129,961,976)
NET ASSETS -- BEGINNING OF YEAR...................  1,199,957,245   1,329,919,221
                                                   --------------  --------------

NET ASSETS -- END OF YEAR......................... $1,148,414,038  $1,199,957,245
                                                   ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                        AXA CONSERVATIVE            AXA CONSERVATIVE
                                                        GROWTH STRATEGY*                STRATEGY*
                                                   --------------------------  --------------------------
                                                       2016          2015          2016          2015
                                                   ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (1,111,211) $ (1,080,933) $   (756,663) $   (739,185)
 Net realized gain (loss) on investments..........    4,331,340     5,441,960     1,548,760     1,688,628
 Net change in unrealized appreciation
   (depreciation) of investments..................    2,866,556    (7,961,090)      781,036    (2,686,154)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................    6,086,685    (3,600,063)    1,573,133    (1,736,711)
                                                   ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............      970,109       401,655       695,494       212,796
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (1,863,843)   (1,561,740)    5,516,537     2,997,788
 Redemptions for contract benefits and
   terminations...................................  (16,055,364)  (14,496,432)  (12,828,297)   (8,647,828)
 Contract maintenance charges.....................   (2,777,138)   (2,830,009)   (1,798,877)   (1,714,342)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (19,726,236)  (18,486,526)   (8,415,143)   (7,151,586)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           (5)         (441)           (7)         (223)
                                                   ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................  (13,639,556)  (22,087,030)   (6,842,017)   (8,888,520)
NET ASSETS -- BEGINNING OF YEAR...................  185,316,883   207,403,913   109,703,914   118,592,434
                                                   ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $171,677,327  $185,316,883  $102,861,897  $109,703,914
                                                   ============  ============  ============  ============

                                                        AXA CONSERVATIVE-PLUS
                                                             ALLOCATION*
                                                   ------------------------------
                                                        2016            2015
                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (6,478,141) $   (8,676,414)
 Net realized gain (loss) on investments..........     30,030,496      57,269,307
 Net change in unrealized appreciation
   (depreciation) of investments..................     10,750,239     (73,214,174)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................     34,302,594     (24,621,281)
                                                   --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     11,672,060       9,285,727
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....     21,691,078     (23,576,409)
 Redemptions for contract benefits and
   terminations...................................   (115,756,774)   (121,702,612)
 Contract maintenance charges.....................    (19,089,359)    (19,437,537)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (101,482,995)   (155,430,831)
                                                   --------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................            (15)            (30)
                                                   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................    (67,180,416)   (180,052,142)
NET ASSETS -- BEGINNING OF YEAR...................  1,144,017,195   1,324,069,337
                                                   --------------  --------------

NET ASSETS -- END OF YEAR......................... $1,076,836,779  $1,144,017,195
                                                   ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                         AXA GLOBAL EQUITY
                                                        MANAGED VOLATILITY*         AXA GROWTH STRATEGY*
                                                   ----------------------------  --------------------------
                                                       2016           2015           2016          2015
                                                   ------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (4,836,448) $   (6,235,375) $ (3,765,538) $ (2,685,291)
 Net realized gain (loss) on investments..........   34,509,284      41,130,651    22,186,390    24,339,451
 Net change in unrealized appreciation
   (depreciation) of investments..................   (6,646,759)    (63,924,085)   26,781,958   (39,697,740)
                                                   ------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   23,026,077     (29,028,809)   45,202,810   (18,043,580)
                                                   ------------  --------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    6,048,565       3,356,591       810,343       852,585
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (22,775,807)    (28,103,032)    2,403,054    10,655,559
 Redemptions for contract benefits and
   terminations...................................  (65,403,002)    (68,991,778)  (41,533,666)  (42,154,111)
 Contract maintenance charges.....................  (14,623,915)    (15,572,033)  (11,663,223)  (11,697,742)
                                                   ------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (96,754,159)   (109,310,252)  (49,983,492)  (42,343,709)
                                                   ------------  --------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           --              --            (9)         (949)
                                                   ------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................  (73,728,082)   (138,339,061)   (4,780,691)  (60,388,238)
NET ASSETS -- BEGINNING OF YEAR...................  923,564,658   1,061,903,719   729,842,756   790,230,994
                                                   ------------  --------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $849,836,576  $  923,564,658  $725,062,065  $729,842,756
                                                   ============  ==============  ============  ============

                                                      AXA INTERNATIONAL CORE
                                                        MANAGED VOLATILITY*
                                                   ----------------------------
                                                       2016           2015
                                                   ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $(10,705,501) $  (15,483,676)
 Net realized gain (loss) on investments..........   (1,170,079)     12,189,523
 Net change in unrealized appreciation
   (depreciation) of investments..................   (1,954,932)    (55,021,800)
                                                   ------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................  (13,830,512)    (58,315,953)
                                                   ------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    6,657,916       4,161,936
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (1,021,377)      8,179,600
 Redemptions for contract benefits and
   terminations...................................  (69,294,853)    (75,591,586)
 Contract maintenance charges.....................  (14,999,578)    (16,213,747)
                                                   ------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (78,657,892)    (79,463,797)
                                                   ------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................          (11)             --
                                                   ------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................  (92,488,415)   (137,779,750)
NET ASSETS -- BEGINNING OF YEAR...................  976,243,585   1,114,023,335
                                                   ------------  --------------

NET ASSETS -- END OF YEAR......................... $883,755,170  $  976,243,585
                                                   ============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                     AXA INTERNATIONAL VALUE         AXA LARGE CAP CORE
                                                       MANAGED VOLATILITY*           MANAGED VOLATILITY*
                                                   --------------------------  ------------------------------
                                                       2016          2015           2016            2015
                                                   ------------  ------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (4,282,177) $ (6,926,554) $   (5,726,260) $   (9,607,462)
 Net realized gain (loss) on investments..........   (2,804,921)   (4,929,679)     47,484,140      61,891,198
 Net change in unrealized appreciation
   (depreciation) of investments..................    3,139,409   (10,008,781)     75,709,523     (69,077,246)
                                                   ------------  ------------  --------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................   (3,947,689)  (21,865,014)    117,467,403     (16,793,510)
                                                   ------------  ------------  --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    2,967,332     2,377,950       8,792,811       6,339,130
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....      234,043    16,174,165     (42,279,218)    (34,761,009)
 Redemptions for contract benefits and
   terminations...................................  (31,372,696)  (36,212,369)   (124,196,802)   (132,214,661)
 Contract maintenance charges.....................   (6,515,085)   (6,865,576)    (21,928,406)    (22,449,238)
                                                   ------------  ------------  --------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (34,686,406)  (24,525,830)   (179,611,615)   (183,085,778)
                                                   ------------  ------------  --------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           (6)           --             (23)           (511)
                                                   ------------  ------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................  (38,634,101)  (46,390,844)    (62,144,235)   (199,879,799)
NET ASSETS -- BEGINNING OF YEAR...................  459,536,165   505,927,009   1,580,270,434   1,780,150,233
                                                   ------------  ------------  --------------  --------------

NET ASSETS -- END OF YEAR......................... $420,902,064  $459,536,165  $1,518,126,199  $1,580,270,434
                                                   ============  ============  ==============  ==============

                                                        AXA LARGE CAP GROWTH
                                                         MANAGED VOLATILITY*
                                                   ------------------------------
                                                        2016            2015
                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (25,898,015) $  (38,656,197)
 Net realized gain (loss) on investments..........    194,306,471     271,625,762
 Net change in unrealized appreciation
   (depreciation) of investments..................    (63,721,460)   (148,284,079)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................    104,686,996      84,685,486
                                                   --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     14,413,227      10,786,418
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (106,070,918)   (135,579,094)
 Redemptions for contract benefits and
   terminations...................................   (220,221,534)   (242,894,302)
 Contract maintenance charges.....................    (43,997,718)    (45,586,913)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (355,876,943)   (413,273,891)
                                                   --------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................            (19)           (996)
                                                   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................   (251,189,966)   (328,589,401)
NET ASSETS -- BEGINNING OF YEAR...................  3,038,568,279   3,367,157,680
                                                   --------------  --------------

NET ASSETS -- END OF YEAR......................... $2,787,378,313  $3,038,568,279
                                                   ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                         AXA LARGE CAP VALUE              AXA MID CAP VALUE
                                                         MANAGED VOLATILITY*             MANAGED VOLATILITY*
                                                   ------------------------------  ------------------------------
                                                        2016            2015            2016            2015
                                                   --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    5,418,431  $    2,536,715  $   (3,056,550) $   (9,896,606)
 Net realized gain (loss) on investments..........     63,693,628      58,594,531      80,269,862      66,128,038
 Net change in unrealized appreciation
   (depreciation) of investments..................    266,080,693    (220,665,370)    101,530,183    (120,265,925)
                                                   --------------  --------------  --------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................    335,192,752    (159,534,124)    178,743,495     (64,034,493)
                                                   --------------  --------------  --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     12,778,036       9,779,688       6,763,077       4,819,965
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (72,917,448)    (85,721,686)    (30,936,251)    (27,996,828)
 Redemptions for contract benefits and
   terminations...................................   (205,401,265)   (226,005,049)    (94,054,679)    (98,237,559)
 Contract maintenance charges.....................    (38,676,656)    (39,554,193)    (18,788,322)    (19,194,211)
                                                   --------------  --------------  --------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (304,217,333)   (341,501,240)   (137,016,175)   (140,608,633)
                                                   --------------  --------------  --------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................            (35)       (450,768)            (14)           (401)
                                                   --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................     30,975,384    (501,486,132)     41,727,306    (204,643,527)
NET ASSETS -- BEGINNING OF YEAR...................  2,677,011,901   3,178,498,033   1,222,540,055   1,427,183,582
                                                   --------------  --------------  --------------  --------------

NET ASSETS -- END OF YEAR......................... $2,707,987,285  $2,677,011,901  $1,264,267,361  $1,222,540,055
                                                   ==============  ==============  ==============  ==============

                                                      AXA MODERATE ALLOCATION*
                                                   ------------------------------
                                                        2016            2015
                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (29,865,018) $  (38,619,142)
 Net realized gain (loss) on investments..........    135,824,528     141,315,874
 Net change in unrealized appreciation
   (depreciation) of investments..................     72,205,954    (225,533,943)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................    178,165,464    (122,837,211)
                                                   --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     46,585,662      30,292,861
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (39,991,540)    (97,056,173)
 Redemptions for contract benefits and
   terminations...................................   (493,879,504)   (476,756,798)
 Contract maintenance charges.....................    (83,903,127)    (86,688,029)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (571,188,509)   (630,208,139)
                                                   --------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................            (19)            (35)
                                                   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................   (393,023,064)   (753,045,385)
NET ASSETS -- BEGINNING OF YEAR...................  5,143,138,810   5,896,184,195
                                                   --------------  --------------

NET ASSETS -- END OF YEAR......................... $4,750,115,746  $5,143,138,810
                                                   ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                       AXA MODERATE GROWTH            AXA MODERATE-PLUS
                                                            STRATEGY*                    ALLOCATION*
                                                   --------------------------  -------------------------------
                                                       2016          2015           2016             2015
                                                   ------------  ------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (4,536,259) $ (3,688,651) $  (47,253,960) $   (55,214,135)
 Net realized gain (loss) on investments..........   22,735,864    29,336,308     126,547,288      218,313,410
 Net change in unrealized appreciation
   (depreciation) of investments..................   26,081,015   (44,587,472)    325,263,662     (387,545,898)
                                                   ------------  ------------  --------------  ---------------

 Net increase (decrease) in net assets resulting
   from operations................................   44,280,620   (18,939,815)    404,556,990     (224,446,623)
                                                   ------------  ------------  --------------  ---------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............      741,835       887,183      67,912,064       37,338,143
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (2,756,945)   (6,862,004)   (137,540,445)    (122,445,850)
 Redemptions for contract benefits and
   terminations...................................  (52,632,898)  (51,882,181)   (648,849,887)    (627,133,826)
 Contract maintenance charges.....................  (13,334,869)  (13,487,310)   (134,623,775)    (137,860,993)
                                                   ------------  ------------  --------------  ---------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (67,982,877)  (71,344,312)   (853,102,043)    (850,102,526)
                                                   ------------  ------------  --------------  ---------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           (6)         (723)            (66)             (53)
                                                   ------------  ------------  --------------  ---------------

INCREASE (DECREASE) IN NET ASSETS.................  (23,702,263)  (90,284,850)   (448,545,119)  (1,074,549,202)
NET ASSETS -- BEGINNING OF YEAR...................  846,054,915   936,339,765   7,924,151,052    8,998,700,254
                                                   ------------  ------------  --------------  ---------------

NET ASSETS -- END OF YEAR......................... $822,352,652  $846,054,915  $7,475,605,933  $ 7,924,151,052
                                                   ============  ============  ==============  ===============

                                                      AXA/AB SHORT DURATION
                                                        GOVERNMENT BOND*
                                                   --------------------------
                                                       2016          2015
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (8,596,792) $(10,225,291)
 Net realized gain (loss) on investments..........   (1,533,275)   (1,337,499)
 Net change in unrealized appreciation
   (depreciation) of investments..................    1,961,400    (1,755,887)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   (8,168,667)  (13,318,677)
                                                   ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    6,161,194     4,354,116
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   12,589,365    (1,944,822)
 Redemptions for contract benefits and
   terminations...................................  (68,694,122)  (57,949,236)
 Contract maintenance charges.....................  (11,533,115)  (11,441,041)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (61,476,678)  (66,980,983)
                                                   ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           (7)           --
                                                   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................  (69,645,352)  (80,299,660)
NET ASSETS -- BEGINNING OF YEAR...................  643,431,767   723,731,427
                                                   ------------  ------------

NET ASSETS -- END OF YEAR......................... $573,786,415  $643,431,767
                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                        AXA/AB SMALL CAP          AXA/FRANKLIN BALANCED
                                                             GROWTH*               MANAGED VOLATILITY*
                                                   --------------------------  ---------------------------
                                                       2016          2015          2016           2015
                                                   ------------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (4,829,654) $ (7,287,054) $  7,310,235  $   5,601,135
 Net realized gain (loss) on investments..........   36,598,745    74,400,754    19,319,903     45,107,160
 Net change in unrealized appreciation
   (depreciation) of investments..................   13,166,622   (88,772,895)   32,103,915    (86,190,457)
                                                   ------------  ------------  ------------  -------------

 Net increase (decrease) in net assets resulting
   from operations................................   44,935,713   (21,659,195)   58,734,053    (35,482,162)
                                                   ------------  ------------  ------------  -------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    1,931,496     1,414,596     6,064,354      4,641,455
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (15,201,108)   10,407,121    33,895,075    (25,179,365)
 Redemptions for contract benefits and
   terminations...................................  (32,743,742)  (36,008,098)  (66,769,679)   (60,683,389)
 Contract maintenance charges.....................   (6,619,607)   (6,998,095)  (12,936,552)   (13,257,173)
                                                   ------------  ------------  ------------  -------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (52,632,961)  (31,184,476)  (39,746,802)   (94,478,472)
                                                   ------------  ------------  ------------  -------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           (5)         (165)           --         41,381
                                                   ------------  ------------  ------------  -------------

INCREASE (DECREASE) IN NET ASSETS.................   (7,697,253)  (52,843,836)   18,987,251   (129,919,253)
NET ASSETS -- BEGINNING OF YEAR...................  469,075,978   521,919,814   714,538,078    844,457,331
                                                   ------------  ------------  ------------  -------------

NET ASSETS -- END OF YEAR......................... $461,378,725  $469,075,978  $733,525,329  $ 714,538,078
                                                   ============  ============  ============  =============

                                                     AXA/FRANKLIN SMALL CAP
                                                          VALUE MANAGED
                                                           VOLATILITY*
                                                   --------------------------
                                                       2016          2015
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (1,240,778) $ (1,604,246)
 Net realized gain (loss) on investments..........    7,703,881    10,032,662
 Net change in unrealized appreciation
   (depreciation) of investments..................   17,351,581   (18,549,924)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   23,814,684   (10,121,508)
                                                   ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............      678,616       626,718
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    8,856,528       631,144
 Redemptions for contract benefits and
   terminations...................................   (8,557,013)   (8,899,011)
 Contract maintenance charges.....................   (2,122,018)   (2,148,158)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (1,143,887)   (9,789,307)
                                                   ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           --        (1,819)
                                                   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................   22,670,797   (19,912,634)
NET ASSETS -- BEGINNING OF YEAR...................  113,552,884   133,465,518
                                                   ------------  ------------

NET ASSETS -- END OF YEAR......................... $136,223,681  $113,552,884
                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                       AXA/FRANKLIN TEMPLETON
                                                         ALLOCATION MANAGED
                                                             VOLATILITY*              AXA/JANUS ENTERPRISE*
                                                   ------------------------------  --------------------------
                                                        2016            2015           2016          2015
                                                   --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    1,090,297  $   (4,239,657) $ (5,927,399) $ (7,673,437)
 Net realized gain (loss) on investments..........     37,148,647      40,009,626    (9,260,168)   21,532,712
 Net change in unrealized appreciation
   (depreciation) of investments..................     43,818,290     (89,696,732)  (12,004,152)  (48,563,252)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................     82,057,234     (53,926,763)  (27,191,719)  (34,703,977)
                                                   --------------  --------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     10,936,791       9,238,482     2,149,193     1,490,785
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (20,928,698)      5,551,366   (19,567,780)  (18,032,197)
 Redemptions for contract benefits and
   terminations...................................   (105,136,091)   (103,382,351)  (30,031,651)  (35,460,953)
 Contract maintenance charges.....................    (19,809,655)    (20,510,407)   (7,147,225)   (8,177,089)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (134,937,653)   (109,102,910)  (54,597,463)  (60,179,454)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................             (7)         69,637           (15)          (63)
                                                   --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................    (52,880,426)   (162,960,036)  (81,789,197)  (94,883,494)
NET ASSETS -- BEGINNING OF YEAR...................  1,183,636,611   1,346,596,647   461,755,601   556,639,095
                                                   --------------  --------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $1,130,756,185  $1,183,636,611  $379,966,404  $461,755,601
                                                   ==============  ==============  ============  ============

                                                      AXA/MUTUAL LARGE CAP
                                                         EQUITY MANAGED
                                                           VOLATILITY*
                                                   --------------------------
                                                       2016          2015
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  1,090,316  $    508,345
 Net realized gain (loss) on investments..........    8,167,918     9,189,055
 Net change in unrealized appreciation
   (depreciation) of investments..................    8,217,482   (16,509,981)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   17,475,716    (6,812,581)
                                                   ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    1,591,584     1,078,723
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (4,666,195)   (3,791,249)
 Redemptions for contract benefits and
   terminations...................................  (14,953,478)  (15,183,014)
 Contract maintenance charges.....................   (3,099,102)   (3,181,427)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (21,127,191)  (21,076,967)
                                                   ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           --        (2,838)
                                                   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................   (3,651,475)  (27,892,386)
NET ASSETS -- BEGINNING OF YEAR...................  170,687,905   198,580,291
                                                   ------------  ------------

NET ASSETS -- END OF YEAR......................... $167,036,430  $170,687,905
                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                      AXA/TEMPLETON GLOBAL
                                                         EQUITY MANAGED
                                                           VOLATILITY*           EQ/COMMON STOCK INDEX*
                                                   --------------------------  --------------------------
                                                       2016          2015          2016          2015
                                                   ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (2,188,836) $ (4,610,270) $    855,932  $   (791,817)
 Net realized gain (loss) on investments..........   12,121,322    11,360,572    35,217,274    35,832,754
 Net change in unrealized appreciation
   (depreciation) of investments..................   (1,015,086)  (19,419,982)   40,290,577   (47,173,659)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................    8,917,400   (12,669,680)   76,363,783   (12,132,722)
                                                   ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    2,001,206     1,545,425     3,752,887     4,245,571
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (4,365,819)   17,699,959    (5,884,124)    3,235,401
 Redemptions for contract benefits and
   terminations...................................  (21,345,971)  (21,187,931)  (61,768,245)  (67,150,273)
 Contract maintenance charges.....................   (4,978,441)   (5,133,612)  (11,200,828)  (11,106,418)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (28,689,025)   (7,076,159)  (75,100,310)  (70,775,719)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................          (47)          999            (5)           --
                                                   ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................  (19,771,672)  (19,744,840)    1,263,468   (82,908,441)
NET ASSETS -- BEGINNING OF YEAR...................  282,834,513   302,579,353   820,426,189   903,334,630
                                                   ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $263,062,841  $282,834,513  $821,689,657  $820,426,189
                                                   ============  ============  ============  ============


                                                         EQ/CORE BOND INDEX*
                                                   ------------------------------
                                                        2016            2015
                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $     (254,463) $     (562,446)
 Net realized gain (loss) on investments..........      5,132,525       3,441,102
 Net change in unrealized appreciation
   (depreciation) of investments..................     (4,807,853)    (18,584,108)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from operations................................         70,209     (15,705,452)
                                                   --------------  --------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     11,385,204       8,676,774
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....     43,984,313      27,438,040
 Redemptions for contract benefits and
   terminations...................................   (132,124,770)   (136,415,233)
 Contract maintenance charges.....................    (23,547,348)    (22,569,939)
                                                   --------------  --------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (100,302,601)   (122,870,358)
                                                   --------------  --------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................             (6)            (15)
                                                   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.................   (100,232,398)   (138,575,825)
NET ASSETS -- BEGINNING OF YEAR...................  1,526,482,648   1,665,058,473
                                                   --------------  --------------

NET ASSETS -- END OF YEAR......................... $1,426,250,250  $1,526,482,648
                                                   ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                                                      EQ/GAMCO MERGERS AND
                                                        EQ/EQUITY 500 INDEX*              ACQUISITIONS*
                                                   ------------------------------  --------------------------
                                                        2016            2015           2016          2015
                                                   --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    3,207,230  $    2,146,313  $ (2,447,779) $ (2,721,189)
 Net realized gain (loss) on investments..........    109,230,134     130,589,772     8,442,743     9,587,839
 Net change in unrealized appreciation
   (depreciation) of investments..................     47,477,790    (144,500,805)    3,721,844    (4,638,320)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................    159,915,154     (11,764,720)    9,716,808     2,228,330
                                                   --------------  --------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............     12,252,473       6,580,417       822,924       546,198
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....     87,538,279      67,037,178    (5,688,949)   (8,889,461)
 Redemptions for contract benefits and
   terminations...................................   (121,981,602)   (128,744,378)  (12,036,877)  (11,833,931)
 Contract maintenance charges.....................    (24,337,735)    (22,891,406)   (2,943,451)   (2,900,394)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............    (46,528,585)    (78,018,189)  (19,846,353)  (23,077,588)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................             (8)           (184)           --           (46)
                                                   --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................    113,386,561     (89,783,093)  (10,129,545)  (20,849,304)
NET ASSETS -- BEGINNING OF YEAR...................  1,723,736,685   1,813,519,778   174,857,126   195,706,430
                                                   --------------  --------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $1,837,123,246  $1,723,736,685  $164,727,581  $174,857,126
                                                   ==============  ==============  ============  ============

                                                      EQ/GAMCO SMALL COMPANY
                                                              VALUE*
                                                   ---------------------------
                                                       2016           2015
                                                   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (8,115,981) $  (8,999,707)
 Net realized gain (loss) on investments..........   83,280,483    115,594,705
 Net change in unrealized appreciation
   (depreciation) of investments..................   90,164,773   (171,791,903)
                                                   ------------  -------------

 Net increase (decrease) in net assets resulting
   from operations................................  165,329,275    (65,196,905)
                                                   ------------  -------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    3,815,262      2,246,584
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (7,500,439)   (24,702,126)
 Redemptions for contract benefits and
   terminations...................................  (63,088,508)   (59,334,309)
 Contract maintenance charges.....................  (13,947,620)   (13,938,959)
                                                   ------------  -------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (80,721,305)   (95,728,810)
                                                   ------------  -------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           --           (357)
                                                   ------------  -------------

INCREASE (DECREASE) IN NET ASSETS.................   84,607,970   (160,926,072)
NET ASSETS -- BEGINNING OF YEAR...................  835,324,444    996,250,516
                                                   ------------  -------------

NET ASSETS -- END OF YEAR......................... $919,932,414  $ 835,324,444
                                                   ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                         EQ/INTERMEDIATE         EQ/INTERNATIONAL EQUITY
                                                        GOVERNMENT BOND*                 INDEX*
                                                   --------------------------  --------------------------
                                                       2016          2015          2016          2015
                                                   ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (1,689,643) $ (1,869,901) $  7,570,932  $  6,443,847
 Net realized gain (loss) on investments..........    1,242,154       911,248   (40,665,552)  (29,172,113)
 Net change in unrealized appreciation
   (depreciation) of investments..................   (1,473,715)   (1,190,614)   36,038,392    (4,470,591)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   (1,921,204)   (2,149,267)    2,943,772   (27,198,857)
                                                   ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    2,154,833     1,206,920     4,511,107     3,383,507
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   10,870,659     8,575,805    11,330,624    94,183,781
 Redemptions for contract benefits and
   terminations...................................  (21,785,171)  (19,240,020)  (47,146,543)  (44,888,542)
 Contract maintenance charges.....................   (3,345,913)   (3,084,839)  (10,182,532)   (9,984,327)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (12,105,592)  (12,542,134)  (41,487,344)   42,694,419
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................            5            (6)           --            --
                                                   ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................  (14,026,791)  (14,691,407)  (38,543,572)   15,495,562
NET ASSETS -- BEGINNING OF YEAR...................  208,722,094   223,413,501   655,440,466   639,944,904
                                                   ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $194,695,303  $208,722,094  $616,896,894  $655,440,466
                                                   ============  ============  ============  ============

                                                       EQ/LARGE CAP GROWTH
                                                             INDEX*
                                                   --------------------------
                                                       2016          2015
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (2,929,115) $ (3,499,789)
 Net realized gain (loss) on investments..........   60,354,258    89,090,570
 Net change in unrealized appreciation
   (depreciation) of investments..................  (29,256,248)  (66,697,940)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   28,168,895    18,892,841
                                                   ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    1,843,783     1,604,173
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    5,620,332    78,612,536
 Redemptions for contract benefits and
   terminations...................................  (45,397,659)  (44,809,059)
 Contract maintenance charges.....................   (8,817,436)   (7,926,401)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (46,750,980)   27,481,249
                                                   ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................          (13)       (4,976)
                                                   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................  (18,582,098)   46,369,114
NET ASSETS -- BEGINNING OF YEAR...................  609,742,092   563,372,978
                                                   ------------  ------------

NET ASSETS -- END OF YEAR......................... $591,159,994  $609,742,092
                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                       EQ/LARGE CAP VALUE
                                                             INDEX*                 EQ/MID CAP INDEX*
                                                   --------------------------  --------------------------
                                                       2016          2015          2016          2015
                                                   ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  2,152,783  $  1,638,666  $ (3,080,160) $ (5,440,827)
 Net realized gain (loss) on investments..........   34,453,161    38,439,507    89,669,204    33,559,716
 Net change in unrealized appreciation
   (depreciation) of investments..................   21,695,295   (66,573,850)   51,884,441   (64,474,192)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   58,301,239   (26,495,677)  138,473,485   (36,355,303)
                                                   ------------  ------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    3,746,993     1,589,774     5,102,434     3,093,810
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   20,168,003    11,018,901    17,896,475    45,737,096
 Redemptions for contract benefits and
   terminations...................................  (31,587,617)  (30,752,693)  (61,404,105)  (61,319,391)
 Contract maintenance charges.....................   (7,113,182)   (6,850,024)  (12,695,821)  (12,259,198)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (14,785,803)  (24,994,042)  (51,101,017)  (24,747,683)
                                                   ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           --       (28,688)       (7,443)       (3,285)
                                                   ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................   43,515,436   (51,518,407)   87,365,025   (61,106,271)
NET ASSETS -- BEGINNING OF YEAR...................  415,479,827   466,998,234   810,933,568   872,039,839
                                                   ------------  ------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $458,995,263  $415,479,827  $898,298,593  $810,933,568
                                                   ============  ============  ============  ============

                                                           EQ/MONEY MARKET*
                                                   --------------------------------
                                                         2016             2015
                                                   ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    (4,363,661) $    (4,584,471)
 Net realized gain (loss) on investments..........          (5,859)             432
 Net change in unrealized appreciation
   (depreciation) of investments..................           5,784           (6,179)
                                                   ---------------  ---------------

 Net increase (decrease) in net assets resulting
   from operations................................      (4,363,736)      (4,590,218)
                                                   ---------------  ---------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   3,434,224,607    1,459,180,149
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (2,807,474,731)  (1,145,147,746)
 Redemptions for contract benefits and
   terminations...................................    (437,079,367)    (232,089,848)
 Contract maintenance charges.....................      (4,056,425)      (3,998,931)
                                                   ---------------  ---------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............     185,614,084       77,943,624
                                                   ---------------  ---------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................             (43)              --
                                                   ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS.................     181,250,305       73,353,406
NET ASSETS -- BEGINNING OF YEAR...................     526,160,420      452,807,014
                                                   ---------------  ---------------

NET ASSETS -- END OF YEAR......................... $   707,410,725  $   526,160,420
                                                   ===============  ===============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                        EQ/QUALITY BOND PLUS*        EQ/SMALL COMPANY INDEX*
                                                   ------------------------------  --------------------------
                                                        2016            2015           2016          2015
                                                   --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (3,920,280) $   (5,318,101) $ (1,591,496) $ (3,139,530)
 Net realized gain (loss) on investments..........      4,282,088       3,213,391    42,681,400    68,423,795
 Net change in unrealized appreciation
   (depreciation) of investments..................     (1,598,004)    (12,191,987)   43,466,257   (96,853,923)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................     (1,236,196)    (14,296,697)   84,556,161   (31,569,658)
                                                   --------------  --------------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............      5,928,368       5,221,164     2,537,778     2,023,385
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....     (9,513,248)    (19,973,648)   (1,857,678)   21,293,119
 Redemptions for contract benefits and
   terminations...................................    (97,995,667)   (101,960,644)  (33,409,226)  (33,872,462)
 Contract maintenance charges.....................    (18,615,235)    (18,978,252)   (7,436,156)   (7,635,472)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............   (120,195,782)   (135,691,380)  (40,165,282)  (18,191,430)
                                                   --------------  --------------  ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................         15,984              --             5          (197)
                                                   --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................   (121,415,994)   (149,988,077)   44,390,884   (49,761,285)
NET ASSETS -- BEGINNING OF YEAR...................  1,138,006,923   1,287,995,000   490,829,212   540,590,497
                                                   --------------  --------------  ------------  ------------

NET ASSETS -- END OF YEAR......................... $1,016,590,929  $1,138,006,923  $535,220,096  $490,829,212
                                                   ==============  ==============  ============  ============

                                                          MULTIMANAGER
                                                           TECHNOLOGY*
                                                   --------------------------
                                                       2016          2015
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $ (6,859,243) $ (7,384,592)
 Net realized gain (loss) on investments..........   59,606,250    77,355,589
 Net change in unrealized appreciation
   (depreciation) of investments..................  (20,463,088)  (47,306,591)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from operations................................   32,283,919    22,664,406
                                                   ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    2,359,788     1,242,992
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   (6,152,034)   20,626,205
 Redemptions for contract benefits and
   terminations...................................  (35,012,962)  (39,410,077)
 Contract maintenance charges.....................   (7,373,928)   (7,050,418)
                                                   ------------  ------------

 Net increase (decrease) in net assets resulting
   from contractowners transactions...............  (46,179,136)  (24,591,298)
                                                   ------------  ------------

 Net increase (decrease) in amount retained by
   AXA in Separate Account No. 49.................           (9)         (131)
                                                   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.................  (13,895,226)   (1,927,023)
NET ASSETS -- BEGINNING OF YEAR...................  492,999,037   494,926,060
                                                   ------------  ------------

NET ASSETS -- END OF YEAR......................... $479,103,811  $492,999,037
                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


The change in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

                                                 2016                        2015
                                      --------------------------  --------------------------
                                       UNITS   UNITS      NET      UNITS   UNITS      NET
                                      ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                          SHARE CLASS (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                          ----------- ------- -------- ---------- ------- -------- ----------
1290 VT SOCIALLY
 RESPONSIBLE.............      B         222     (845)     (623)   1,480   (1,626)     (146)

AXA 400 MANAGED
 VOLATILITY..............      B      1,597    (3,722)   (2,125)   2,242   (4,287)   (2,045)

AXA 2000 MANAGED
 VOLATILITY..............      B       872     (5,497)   (4,625)   1,358   (5,910)   (4,552)

AXA AGGRESSIVE ALLOCATION      B      1,833   (18,512)  (16,679)   3,820  (15,960)  (12,140)

AXA BALANCED STRATEGY....      B       317     (2,918)   (2,601)     366   (3,232)   (2,866)

AXA CONSERVATIVE
 ALLOCATION..............      B      14,200  (19,578)   (5,378)  15,003  (23,652)   (8,649)

AXA CONSERVATIVE GROWTH
 STRATEGY................      B       320     (1,762)   (1,442)     561   (1,909)   (1,348)

AXA CONSERVATIVE STRATEGY      B      1,185    (1,880)     (695)   1,335   (1,935)     (600)

AXA CONSERVATIVE-PLUS
 ALLOCATION..............      B      6,028   (13,571)   (7,543)   5,356  (16,812)  (11,456)

AXA GLOBAL EQUITY
 MANAGED VOLATILITY......      B       575     (4,612)   (4,037)     717   (5,006)   (4,289)

AXA GROWTH STRATEGY......      B       489     (3,549)   (3,060)     930   (3,513)   (2,583)

AXA INTERNATIONAL CORE
 MANAGED VOLATILITY......      B       854     (6,952)   (6,098)   1,902   (7,495)   (5,593)

AXA INTERNATIONAL VALUE
 MANAGED VOLATILITY......      B       847     (3,090)   (2,243)   1,632   (3,028)   (1,396)

AXA LARGE CAP CORE
 MANAGED VOLATILITY......      B       669    (11,791)  (11,122)   1,132  (12,557)  (11,425)

AXA LARGE CAP GROWTH
 MANAGED VOLATILITY......      B       731    (16,558)  (15,827)   1,152  (19,359)  (18,207)

AXA LARGE CAP VALUE
 MANAGED VOLATILITY......      B       934    (18,885)  (17,951)     825  (20,861)  (20,036)

AXA MID CAP VALUE
 MANAGED VOLATILITY......      B       948     (7,104)   (6,156)     936   (7,153)   (6,217)

AXA MODERATE ALLOCATION..      B      1,933   (34,492)  (32,559)   1,783  (37,291)  (35,508)

AXA MODERATE GROWTH
 STRATEGY................      B       281     (4,617)   (4,336)     419   (4,955)   (4,536)

AXA MODERATE-PLUS
 ALLOCATION..............      B      1,360   (56,956)  (55,596)   2,599  (56,618)  (54,019)

AXA/AB SHORT DURATION
 GOVERNMENT BOND.........      B      6,607   (13,139)   (6,532)   5,783  (12,784)   (7,001)

AXA/AB SMALL CAP GROWTH..      B       571     (2,640)   (2,069)   1,269   (2,406)   (1,137)

AXA/FRANKLIN BALANCED
 MANAGED VOLATILITY......      B      4,609    (7,954)   (3,345)   5,845  (13,485)   (7,640)

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                               2016                             2015
                                 -------------------------------  -------------------------------
                                   UNITS     UNITS        NET       UNITS     UNITS        NET
                                  ISSUED    REDEEMED    INCREASE   ISSUED    REDEEMED    INCREASE
                     SHARE CLASS  (000'S)   (000'S)    (DECREASE)  (000'S)   (000'S)    (DECREASE)
                     ----------- --------- ----------  ---------- --------- ----------  ----------
AXA/FRANKLIN SMALL
 CAP VALUE MANAGED
 VOLATILITY.........      B        1,798       (2,026)     (228)      1,174     (1,911)     (737)

AXA/FRANKLIN
 TEMPLETON
 ALLOCATION MANAGED
 VOLATILITY.........      B        1,593      (14,558)  (12,965)      4,031    (14,146)  (10,115)
AXA/JANUS ENTERPRISE      B         690        (3,577)   (2,887)        951     (3,726)   (2,775)

AXA/MUTUAL LARGE
 CAP EQUITY MANAGED
 VOLATILITY.........      B         365        (2,044)   (1,679)        602     (2,231)   (1,629)

AXA/TEMPLETON
 GLOBAL EQUITY
 MANAGED VOLATILITY.      B        1,604       (4,278)   (2,674)      3,183     (3,864)     (681)

EQ/COMMON STOCK
 INDEX..............      B         599        (2,781)   (2,182)        999     (2,820)   (1,821)

EQ/CORE BOND INDEX..      B        9,499      (17,590)   (8,091)      8,933    (19,222)  (10,289)

EQ/EQUITY 500 INDEX.      B        6,239       (7,657)   (1,418)      6,394     (8,577)   (2,183)

EQ/GAMCO MERGERS
 AND ACQUISITIONS...      B         511        (1,892)   (1,381)        869     (2,484)   (1,615)

EQ/GAMCO SMALL
 COMPANY VALUE......      B         485        (1,924)   (1,439)        479     (2,137)   (1,658)

EQ/INTERMEDIATE
 GOVERNMENT BOND....      B        2,859       (3,695)     (836)      2,603     (3,312)     (709)

EQ/INTERNATIONAL
 EQUITY INDEX.......      B        2,606       (5,878)   (3,272)      6,901     (3,953)    2,948

EQ/LARGE CAP GROWTH
 INDEX..............      B        2,821       (5,700)   (2,879)      5,993     (4,722)    1,271

EQ/LARGE CAP VALUE
 INDEX..............      B        5,222       (6,945)   (1,723)      4,762     (7,448)   (2,686)

EQ/MID CAP INDEX....      B        2,389       (5,146)   (2,757)      3,429     (4,774)   (1,345)

EQ/MONEY MARKET.....      B      3,481,191 (3,503,769)  (22,578)  3,292,925 (3,202,438)   90,487

EQ/QUALITY BOND PLUS      B        4,712      (14,155)   (9,443)      5,651    (16,331)  (10,680)

EQ/SMALL COMPANY
 INDEX..............      B        1,099       (2,980)   (1,881)      2,271     (3,055)     (784)

MULTIMANAGER
 TECHNOLOGY.........      B        1,753       (3,979)   (2,226)      3,028     (4,278)   (1,250)

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 -- Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AXA Premier VIP Trust ("VIP"), and EQ Advisors Trust ("EQAT") (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the Variable Investment Options listed below. The Account presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the years ended December 31, 2016 and 2015:

     AXA PREMIER VIP TRUST*
   .   AXA Aggressive Allocation
   .   AXA Conservative Allocation
   .   AXA Conservative-PLUS Allocation
   .   AXA Moderate Allocation
   .   AXA Moderate-PLUS Allocation

     EQ ADVISORS TRUST*
   .   1290 VT Socially Responsible/(1)/
   .   AXA 400 Managed Volatility
   .   AXA 2000 Managed Volatility
   .   AXA Balanced Strategy
   .   AXA Conservative Growth Strategy
   .   AXA Conservative Strategy
   .   AXA Global Equity Managed Volatility
   .   AXA Growth Strategy
   .   AXA International Core Managed Volatility
   .   AXA International Value Managed Volatility
   .   AXA Large Cap Core Managed Volatility
   .   AXA Large Cap Growth Managed Volatility
   .   AXA Large Cap Value Managed Volatility
   .   AXA Mid Cap Value Managed Volatility
   .   AXA Moderate Growth Strategy
   .   AXA/AB Short Duration Government Bond
   .   AXA/AB Small Cap Growth
   .   AXA/Franklin Balanced Managed Volatility
   .   AXA/Franklin Small Cap Value Managed Volatility
   .   AXA/Franklin Templeton Allocation Managed Volatility
   .   AXA/Janus Enterprise/(2)/
   .   AXA/Mutual Large Cap Equity Managed Volatility
   .   AXA/Templeton Global Equity Managed Volatility
   .   EQ/Common Stock Index
   .   EQ/Core Bond Index
   .   EQ/Equity 500 Index
   .   EQ/GAMCO Mergers And Acquisitions
   .   EQ/GAMCO Small Company Value
   .   EQ/Intermediate Government Bond
   .   EQ/International Equity Index
   .   EQ/Large Cap Growth Index
   .   EQ/Large Cap Value Index
   .   EQ/Mid Cap Index
   .   EQ/Money Market
   .   EQ/Quality Bond PLUS
   .   EQ/Small Company Index
   .   Multimanager Technology
-------------
  (1)Formerly known as EQ/Calvert Socially Responsible.
  (2)Formerly known as EQ/Morgan Stanley Mid Cap Growth.
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
     Note: Separate Account No. 49 also includes one Variable Investment Option that has not been offered to the public and for which the financial statements have not been included herein.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Structured Capital Strategies, including all contracts issued currently (collectively, the "Contracts"). These annuities in the Accumulator series are offered with the same Variable Investment Options for use as a nonqualified annuity ("NQ") for after-tax contributions only, or when used as an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-shelter annuity ("TSA"). The Accumulator series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Concluded)


   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46 and/or index fund options of Separate Account No. 68.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46 and/or index fund options of Separate Account No. 68. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2. Significant Accounting Policies (Concluded)

   charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2016 were as follows:

                                                    PURCHASES      SALES
                                                   ------------ ------------
1290 VT Socially Responsible...................... $  5,453,980 $ 13,792,772
AXA 400 Managed Volatility........................   35,161,884   48,767,970
AXA 2000 Managed Volatility.......................   22,523,634   71,695,959
AXA Aggressive Allocation.........................  156,846,998  323,458,960
AXA Balanced Strategy.............................   10,647,552   48,269,681
AXA Conservative Allocation.......................  202,155,682  262,650,559
AXA Conservative Growth Strategy..................    6,618,560   26,636,370
AXA Conservative Strategy.........................   15,160,618   24,048,648
AXA Conservative-Plus Allocation..................  117,411,661  196,671,875
AXA Global Equity Managed Volatility..............   21,180,478  122,771,085
AXA Growth Strategy...............................   20,091,172   68,296,476
AXA International Core Managed Volatility.........   13,275,352  102,638,756
AXA International Value Managed Volatility........   15,043,816   54,012,405
AXA Large Cap Core Managed Volatility.............   41,263,622  212,496,102
AXA Large Cap Growth Managed Volatility...........  126,049,477  412,957,793
AXA Large Cap Value Managed Volatility............   59,124,744  357,923,681
AXA Mid Cap Value Managed Volatility..............   35,406,435  175,479,174

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

4. Purchases and Sales of Portfolios (Concluded)

                                                     PURCHASES        SALES
                                                   -------------- --------------
AXA Moderate Allocation........................... $  237,646,741 $  687,509,896
AXA Moderate Growth Strategy......................     17,252,693     84,124,244
AXA Moderate-Plus Allocation......................    401,947,902    986,502,314
AXA/AB Short Duration Government Bond.............     62,789,668    132,863,145
AXA/AB Small Cap Growth...........................     46,853,777     73,027,718
AXA/Franklin Balanced Managed Volatility..........     76,439,723    108,876,290
AXA/Franklin Small Cap Value Managed Volatility...     25,639,472     28,024,137
AXA/Franklin Templeton Allocation Managed
  Volatility......................................     43,185,421    168,945,116
AXA/Janus Enterprise..............................     12,987,975     73,330,868
AXA/Mutual Large Cap Equity Managed Volatility....      8,242,395     28,279,270
AXA/Templeton Global Equity Managed Volatility....     18,871,181     49,749,089
EQ/Common Stock Index.............................     28,213,172    102,457,555
EQ/Core Bond Index................................    129,408,386    229,965,456
EQ/Equity 500 Index...............................    201,465,888    222,165,255
EQ/GAMCO Mergers And Acquisitions.................     15,665,047     29,683,180
EQ/GAMCO Small Company Value......................     62,060,406    121,752,805
EQ/Intermediate Government Bond...................     38,253,560     51,692,155
EQ/International Equity Index.....................     49,913,411     83,829,823
EQ/Large Cap Growth Index.........................     87,179,624    106,228,807
EQ/Large Cap Value Index..........................     70,679,160     70,498,940
EQ/Mid Cap Index..................................    100,483,151    110,590,078
EQ/Money Market...................................  5,638,206,917  5,456,955,988
EQ/Quality Bond Plus..............................     69,549,135    193,649,213
EQ/Small Company Index............................     60,893,231     71,568,818
Multimanager Technology...........................     60,893,844     89,885,323

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.32% to a high of 1.33% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

5. Expenses and Related Party Transactions (Concluded)

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the AXA/AB Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Large Cap Value Managed Volatility, AXA/AB Short Duration Government Bond and EQ/Quality Bond PLUS. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Asset-based Charges and Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                         ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued
  before May 1, 1997....................     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1,
  1997..................................     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1,
  2000..................................     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1,
  2002..................................     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after
  September 15, 2003....................     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0............     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.........     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II...................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after
  April 1, 2002.........................     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after
  April 1, 2002.........................     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after
  September 15, 2003....................     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0.......     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after
  September 15, 2003....................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......     1.10%          0.30%         0.25%      1.65%     1.65%

Stylus..................................     0.80%          0.30%         0.05%      1.15%     1.15%

Retirement Income for Life..............     0.75%          0.30%         0.20%      1.25%     1.25%

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Continued)

                                                                  ASSET-BASED                 CURRENT   MAXIMUM
                                                   MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                   EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                   ------------- -------------- ------------ --------- ---------

Retirement Income for Life (NY)...................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/..........................     0.50%            --            --       0.50%     0.50%

Accumulator Express...............................     0.70%          0.25%           --       0.95%     0.95%

Structured Capital Strategies Series B/(2)/.......     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/.....     0.65%            --            --       0.65%     0.65%

Structured Capital Strategies Series C/(2)/.......     1.65%            --            --       1.65%     1.65%

Structured Capital Strategies 16 Series B/(2)/....     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies 16 Series ADV/(2)/..     0.65%            --            --       0.65%     0.65%

Structured Capital Strategies 16 Series C/(2)/....     1.65%            --            --       1.65%     1.65%

   ----------
    (1)Accumulator Advisor's annual charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
    (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                            AMOUNT DEDUCTED
              -------                       -----------                             ---------------

Charges for state premium and other  At time of transaction     Varies by state
applicable taxes

Annual Administrative Charge         Annually on each contract  Depending on account value, in Years 1 to 2 lesser
                                     date anniversary.          of $30 or 2% of account value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee
option administrative fee

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10 and thereafter.


                                                                HIGH - 8% in contract years 1 and 2. The charge is
                                                                7% in contract years 3 and 4, and declines 1% each
                                                                contract year until it reaches 0% in contract year 10.

                                                                Note - Depending on the contract and/or certain
                                                                elections made under the contract, the withdrawal
                                                                charge may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%
                                     date anniversary.

Protection Plus                      Annually on each contract  LOW - 0.20%
                                     date anniversary.          HIGH - 0.35%

                   AMOUNT DEDUCTED                          HOW DEDUCTED
                    ---------------                          ------------

Varies by state                                         Applied to an annuity
                    payout option

Depending on account value, in Years 1 to 2 lesser      Unit liquidation from
of $30 or 2% of account value, thereafter $30           account value

$350 annuity administrative fee                         Unit liquidation from
                    account value

LOW - 0% in contract year 10 and thereafter.            Unit liquidation from
                                                        account value

HIGH - 8% in contract years 1 and 2. The charge is 7% in contract years 3 and 4, and declines 1% each contract year until it reaches 0% in contract year 10.

Note - Depending on the contract and/or certain elections made under the contract, the withdrawal charge may or may not apply.

0.30%                                                   Unit liquidation from
                                                        account value

LOW - 0.20%                                             Unit liquidation from
HIGH - 0.35%                                            account value

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Continued)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                           AMOUNT DEDUCTED
                -------                        -----------                           ---------------

Guaranteed minimum death benefit
options:

Annual ratchet to age 85                Annually on each contract  LOW - 0.20% of the Annual ratchet to age 85
                                        date anniversary.          benefit base
                                                                   HIGH - 0.35% of the Annual ratchet to age 85
                                                                   benefit base

Greater of 4% roll up to age 85 or      Annually on each contract  1.00% of the greater of 4% roll-up to age 85 or
Annual ratchet to age 85                date anniversary.          Annual ratchet to age 85 benefit base (max to
                                                                   1.15%)

Greater of 5% rollup to age 85 or       Annually on each contract  LOW - 0.50% of the greater of 5% roll-up to age
annual ratchet to age 85                date anniversary.          85 or annual ratchet to age 85 benefit base
                                                                   HIGH - 1.00 % of 5% roll-up to age 85 or Annual
                                                                   ratchet to age 85 benefit base

6% rollup to age 80 or 70                                          0.20% of 6% roll-up to age 80 (or 70) benefit base

6% rollup to age 85                     Annually on each contract  LOW - 0.35% of the 6% roll-up to age 85 benefit
                                        date anniversary.          base
                                                                   HIGH - 0.45% of the 6% roll-up to age 85 benefit
                                                                   base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract  LOW - 0.45% of the 6% roll-up to age 85 benefit
age 85 or annual ratchet to age 85      date anniversary.          base or the Annual ratchet to age 85 benefit base,
                                                                   as applicable
                                                                   HIGH - 1.10% of the 6.5%, 6% or 3% roll-up to
                                                                   age 85 benefit base or the Annual ratchet to age 85
                                                                   benefit base, as applicable

Greater of 5% rollup to owner's age 80                             LOW - 0.80% (max 0.95%) of the 5% roll-up to
or Annual ratchet to owner's age 80                                age 80 benefit base or the annual ratchet benefit
                                                                   base, as applicable
                                                                   HIGH - 1.25% (max 1.25%) of the 5% roll-up to
                                                                   age 80 benefit base or the annual ratchet benefit
                                                                   base, as applicable

Greater of compounded annual roll-up                               LOW - 0.80% (max 0.95%) of the roll-up to age 85
to age 85 or annual ratchet to age 85                              benefit base or annual ratchet to age 85 benefit
                                                                   base, as applicable
                                                                   HIGH - 1.05% (max 1.05%) of the roll-up to age
                                                                   85 benefit base or annual ratchet to age 85 benefit
                                                                   base, as applicable

Greater of GMDB I                       Annually on each contract  GMDB I election: 0.80% (max 1.05%)
Greater of GMDB II                      date anniversary.          GMDB II election: 1.00% (max 1.25%)

Greater of GMIB I                       Annually on each contract  GMIB I election: 0.80% (max 1.20%)
Greater of GMIB II                      date anniversary.          GMIB II election: 1.00% (max 1.40%)

Guaranteed Withdrawal Benefit for Life  Annually on each contract  0.30%
Enhanced Death Benefit                  date anniversary.

Earnings Enhancement Benefit            Annually on each contract  0.35%
(additional death benefit)              date anniversary.

Guaranteed Minimum Income Benefit       Annually on each contract  LOW - 0.45%
                                        date anniversary.          HIGH - 1.15% (max 1.30%)

                  AMOUNT DEDUCTED                        HOW DEDUCTED
                  ---------------                         ------------




LOW - 0.20% of the Annual ratchet to age 85          Unit liquidation from
benefit base                                         account value
HIGH - 0.35% of the Annual ratchet to age 85
benefit base

1.00% of the greater of 4% roll-up to age 85 or
Annual ratchet to age 85 benefit base (max to
1.15%)

LOW - 0.50% of the greater of 5% roll-up to age      Unit liquidation from
85 or annual ratchet to age 85 benefit base          account value
HIGH - 1.00 % of 5% roll-up to age 85 or Annual
ratchet to age 85 benefit base

0.20% of 6% roll-up to age 80 (or 70) benefit base

LOW - 0.35% of the 6% roll-up to age 85 benefit      Unit liquidation from
base                                                 account value
HIGH - 0.45% of the 6% roll-up to age 85 benefit
base

LOW - 0.45% of the 6% roll-up to age 85 benefit      Unit liquidation from
base or the Annual ratchet to age 85 benefit base,   account value
as applicable
HIGH - 1.10% of the 6.5%, 6% or 3% roll-up to
age 85 benefit base or the Annual ratchet to age 85
benefit base, as applicable

LOW - 0.80% (max 0.95%) of the 5% roll-up to age 80 benefit base or the annual ratchet benefit base, as applicable
HIGH - 1.25% (max 1.25%) of the 5% roll-up to age 80 benefit base or the annual ratchet benefit base, as applicable

LOW - 0.80% (max 0.95%) of the roll-up to age 85 benefit base or annual ratchet to age 85 benefit base, as applicable
HIGH - 1.05% (max 1.05%) of the roll-up to age
85 benefit base or annual ratchet to age 85 benefit base, as applicable

GMDB I election: 0.80% (max 1.05%)                   Unit liquidation from
GMDB II election: 1.00% (max 1.25%)                  account value

GMIB I election: 0.80% (max 1.20%)                   Unit liquidation from
GMIB II election: 1.00% (max 1.40%)                  account value

0.30%                                                Unit liquidation from
                                                     account value

0.35%                                                Unit liquidation from
                                                     account value

LOW - 0.45%                                          Unit liquidation from
HIGH - 1.15% (max 1.30%)                             account value

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Concluded)

                                                  WHEN CHARGE
                CHARGES                           IS DEDUCTED                            AMOUNT DEDUCTED
                 -------                          -----------                            ---------------

Guaranteed Principal Benefit              Annually on first 10         LOW - 100% Guaranteed Principal Benefit -0.50%
                                          contract date anniversaries  HIGH -125%
                                                                       Guaranteed Principal Benefit - 0.75%

Guaranteed Withdrawal Benefit             Annually on each contract    LOW - 5% Withdrawal Option is 0.35%
                                          date anniversary.            (max 0.60%)
                                                                       HIGH - 7% Withdrawal Option is 0.50%
                                                                       (max 0.80%)

Net Loan Interest charge for Rollover     Netted against loan          2.00%
                                          repayment

Retirement Income for Life Benefit        Annually on contract date    LOW - 0.60% for Single life
charge                                    anniversary.                  0.75% for Joint life
                                                                       HIGH - 0.75% for Single life
                                                                        0.90% for Joint life

Guaranteed Withdrawal Benefit for Life    Annually on each contract    LOW - 0.60% for Single life;
(GWBL)                                    date anniversary.             0.75% for Joint life
                                                                       HIGH - 0.80% for Single life;
                                                                        0.95% for Joint life

Death benefit under converted GWBL        Annually on each contract    The GMDB charge in effect prior to conversion will
                                          date anniversary.            be deducted. Note - Charge will vary depending on
                                                                       combination GMDB elections.

Converted Guaranteed withdrawal           Upon initial conversion and  Single and Joint life - charge is equal to the
benefit for life charge                   annually on each contract    percentage of Guaranteed minimum income benefit
                                          date anniversary thereafter  base charge deducted as the Guaranteed minimum income benefit charge on the conversion effective
                                                                       date. Annual ratchets may increase the charge to a
                                                                       percentage equal to the maximum charge for the
                                                                       Guaranteed minimum income benefit.

Charge for each additional transfer in    At time of transaction       Maximum Charge $35 Current Charge $0
excess of 12 transfers per contract year

Special service charges:

Express mail charge                       At time of transaction       Current and Maximum Charge: $35


Wire transfer charge                      At time of transaction       Current and Maximum Charge: $90


Duplicate contract charge                 At time of transaction       Current and Maximum Charge: $35


Check preparation charge                  At time of transaction       Maximum Charge: $85. Current charge: $0
                                                                       Note - This charge is currently waived. This waiver
                                                                       may discontinue with or without notice.

Charge for third party transfer or        At time of transaction       Maximum Charge: $125. Current charge: $65
exchange                                                               Note - This charge is currently waived. This waiver
                                                                       may discontinue with or without notice.

                  AMOUNT DEDUCTED                        HOW DEDUCTED
                  ---------------                         ------------

LOW - 100% Guaranteed Principal Benefit -0.50%       Unit liquidation from
HIGH -125%                                           account value
Guaranteed Principal Benefit - 0.75%

LOW - 5% Withdrawal Option is 0.35%                  Unit liquidation from
(max 0.60%)                                          account value
HIGH - 7% Withdrawal Option is 0.50%
(max 0.80%)

2.00%                                                Unit liquidation from
                                                     account value

LOW - 0.60% for Single life                          Unit liquidation from
 0.75% for Joint life                                account value
HIGH - 0.75% for Single life
 0.90% for Joint life

LOW - 0.60% for Single life;                         Unit liquidation from
 0.75% for Joint life                                account value
HIGH - 0.80% for Single life;
 0.95% for Joint life

The GMDB charge in effect prior to conversion will   Unit liquidation from
be deducted. Note - Charge will vary depending on    account value
combination GMDB elections.

Single and Joint life - charge is equal to the       Unit liquidation from
percentage of Guaranteed minimum income benefit      account value
base charge deducted as the Guaranteed minimum
income benefit charge on the conversion effective
date. Annual ratchets may increase the charge to a
percentage equal to the maximum charge for the
Guaranteed minimum income benefit.

Maximum Charge $35 Current Charge $0                 Unit liquidation from
                                                     account value



Current and Maximum Charge: $35                      Unit liquidation from
                                                     account value

Current and Maximum Charge: $90                      Unit liquidation from
                                                     account value

Current and Maximum Charge: $35                      Unit liquidation from
                                                     account value

Maximum Charge: $85. Current charge: $0              Unit liquidation from
Note - This charge is currently waived. This waiver  account value may discontinue with or without notice.

Maximum Charge: $125. Current charge: $65            Unit liquidation from
Note - This charge is currently waived. This waiver  account value may discontinue with or without notice.

7. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

   value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
1290 VT SOCIALLY RESPONSIBLE
   2016  Lowest contract charge 1.20% Class B     $14.46            --               --         --        8.64%
         Highest contract charge 1.80% Class B    $13.01            --               --         --        7.97%
         All contract charges                         --         4,056         $ 66,449       1.14%         --
   2015  Lowest contract charge 1.20% Class B     $13.31            --               --         --       (0.75)%
         Highest contract charge 1.80% Class B    $12.05            --               --         --       (1.39)%
         All contract charges                         --         4,679         $ 70,768       0.99%         --
   2014  Lowest contract charge 1.20% Class B     $13.41            --               --         --       12.22%
         Highest contract charge 1.80% Class B    $12.22            --               --         --       11.60%
         All contract charges                         --         4,825         $ 73,695       0.81%         --
   2013  Lowest contract charge 1.20% Class B     $11.95            --               --         --       32.78%
         Highest contract charge 1.80% Class B    $10.95            --               --         --       31.93%
         All contract charges                         --         5,006         $ 68,316       0.83%         --
2012(b)  Lowest contract charge 1.20% Class B     $ 9.00            --               --         --       15.24%
         Highest contract charge 1.80% Class B    $ 8.30            --               --         --       14.64%
         All contract charges                         --         4,542         $ 47,200       0.98%         --
AXA 400 MANAGED VOLATILITY
   2016  Lowest contract charge 0.95% Class B     $13.83            --               --         --       18.51%
         Highest contract charge 1.90% Class B    $13.35            --               --         --       17.41%
         All contract charges                         --        24,008         $325,978       0.75%         --
   2015  Lowest contract charge 0.95% Class B     $11.67            --               --         --       (4.03)%
         Highest contract charge 1.90% Class B    $11.37            --               --         --       (5.01)%
         All contract charges                         --        26,133         $300,803       0.52%         --
   2014  Lowest contract charge 0.95% Class B     $12.16            --               --         --        7.80%
         Highest contract charge 1.90% Class B    $11.97            --               --         --        6.78%
         All contract charges                         --        28,178         $339,704       0.39%         --
   2013  Lowest contract charge 0.95% Class B     $11.28            --               --         --       10.16%
         Highest contract charge 1.90% Class B    $11.21            --               --         --        9.47%
         All contract charges                         --        32,380         $364,050       0.21%         --
2012(b)  Lowest contract charge 0.65% Class B     $11.19            --               --         --       15.72%
         Highest contract charge 1.70% Class B    $13.04            --               --         --       14.49%
         All contract charges                         --         4,830         $ 63,475       0.23%         --
AXA 2000 MANAGED VOLATILITY
   2016  Lowest contract charge 0.95% Class B     $13.85            --               --         --       19.40%
         Highest contract charge 1.90% Class B    $13.38            --               --         --       18.30%
         All contract charges                         --        38,753         $527,274       0.72%         --
   2015  Lowest contract charge 0.95% Class B     $11.60            --               --         --       (6.07)%
         Highest contract charge 1.90% Class B    $11.31            --               --         --       (6.91)%
         All contract charges                         --        43,378         $496,898       0.37%         --
   2014  Lowest contract charge 0.95% Class B     $12.35            --               --         --        3.09%
         Highest contract charge 1.90% Class B    $12.15            --               --         --        2.10%
         All contract charges                         --        47,930         $587,010       0.14%         --
   2013  Lowest contract charge 0.95% Class B     $11.98            --               --         --       16.09%
         Highest contract charge 1.90% Class B    $11.90            --               --         --       15.31%
         All contract charges                         --        55,799         $666,178       0.13%         --
2012(b)  Lowest contract charge 0.65% Class B     $10.89            --               --         --       14.75%
         Highest contract charge 1.70% Class B    $13.00            --               --         --       13.44%
         All contract charges                         --         5,328         $ 69,826       0.33%         --

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                                             ACCUMULATION
                                                           UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                                UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                                ---------- ----------------- ------------ ------------- --------
AXA AGGRESSIVE ALLOCATION
   2016  Lowest contract charge 1.15% Class B     $16.38             --               --        --        7.55%
         Highest contract charge 1.90% Class B    $14.85             --               --        --        6.76%
         All contract charges                         --        140,150       $2,353,275      0.93%         --
   2015  Lowest contract charge 1.15% Class B     $15.23             --               --        --       (2.87)%
         Highest contract charge 1.90% Class B    $13.91             --               --        --       (3.60)%
         All contract charges                         --        156,829       $2,456,477      0.92%         --
   2014  Lowest contract charge 0.95% Class B     $16.03             --               --        --        3.75%
         Highest contract charge 1.90% Class B    $14.43             --               --        --        2.70%
         All contract charges                         --        168,969       $2,736,776      1.52%         --
   2013  Lowest contract charge 0.95% Class B     $15.45             --               --        --       25.20%
         Highest contract charge 1.90% Class B    $14.05             --               --        --       24.01%
         All contract charges                         --        189,765       $2,977,598      2.41%         --
2012(b)  Lowest contract charge 1.15% Class B     $12.12             --               --        --       12.85%
         Highest contract charge 1.90% Class B    $11.33             --               --        --       12.07%
         All contract charges                         --        208,959       $2,632,730      0.83%         --
AXA BALANCED STRATEGY
   2016  Lowest contract charge 1.30% Class B     $14.98             --               --        --        4.61%
         Highest contract charge 1.70% Class B    $14.53             --               --        --        4.23%
         All contract charges                         --         28,957       $  430,865      0.83%         --
   2015  Lowest contract charge 1.30% Class B     $14.32             --               --        --       (1.98)%
         Highest contract charge 1.70% Class B    $13.94             --               --        --       (2.38)%
         All contract charges                         --         31,558       $  449,309      0.94%         --
   2014  Lowest contract charge 1.30% Class B     $14.61             --               --        --        3.03%
         Highest contract charge 1.70% Class B    $14.28             --               --        --        2.66%
         All contract charges                         --         34,424       $  500,035      1.07%         --
   2013  Lowest contract charge 1.30% Class B     $14.18             --               --        --       12.18%
         Highest contract charge 1.70% Class B    $13.91             --               --        --       11.73%
         All contract charges                         --         37,063       $  523,023      1.88%         --
2012(b)  Lowest contract charge 1.30% Class B     $11.31             --               --        --        7.10%
         Highest contract charge 1.70% Class B    $11.17             --               --        --        6.69%
         All contract charges                         --        102,120       $1,228,875      0.83%         --
AXA CONSERVATIVE ALLOCATION
   2016  Lowest contract charge 1.15% Class B     $12.71             --               --        --        1.76%
         Highest contract charge 1.80% Class B    $11.67             --               --        --        1.04%
         All contract charges                         --         91,404       $1,148,298      0.92%         --
   2015  Lowest contract charge 1.15% Class B     $12.49             --               --        --       (1.42)%
         Highest contract charge 1.80% Class B    $11.55             --               --        --       (2.04)%
         All contract charges                         --         96,782       $1,199,846      0.79%         --
   2014  Lowest contract charge 1.15% Class B     $12.67             --               --        --        1.44%
         Highest contract charge 1.80% Class B    $11.79             --               --        --        0.77%
         All contract charges                         --        105,431       $1,329,811      0.81%         --
   2013  Lowest contract charge 1.15% Class B     $12.49             --               --        --        3.14%
         Highest contract charge 1.80% Class B    $11.70             --               --        --        2.45%
         All contract charges                         --        126,099       $1,573,697      0.82%         --
   2012  Lowest contract charge 1.15% Class B     $12.11             --               --        --        3.42%
         Highest contract charge 1.90% Class B    $11.32             --               --        --        2.63%
         All contract charges                         --        166,195       $2,017,786      0.84%         --
AXA CONSERVATIVE GROWTH STRATEGY
   2016  Lowest contract charge 1.30% Class B     $14.07             --               --        --        3.61%
         Highest contract charge 1.70% Class B    $13.64             --               --        --        3.18%
         All contract charges                         --         12,331       $  171,672      0.82%         --
   2015  Lowest contract charge 1.30% Class B     $13.58             --               --        --       (1.74)%
         Highest contract charge 1.70% Class B    $13.22             --               --        --       (2.15)%
         All contract charges                         --         13,773       $  185,312      0.90%         --

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
AXA CONSERVATIVE GROWTH STRATEGY
(CONTINUED)
   2014  Lowest contract charge 1.30%
          Class B                         $13.82             --               --        --        2.45%
         Highest contract charge 1.70%
          Class B                         $13.51             --               --        --        2.04%
         All contract charges                 --         15,121       $  207,400      0.96%         --
   2013  Lowest contract charge 1.30%
          Class B                         $13.49             --               --        --        9.14%
         Highest contract charge 1.70%
          Class B                         $13.24             --               --        --        8.70%
         All contract charges                 --         16,819       $  225,420      1.55%         --
2012(b)  Lowest contract charge 0.65%
          Class B                         $10.41             --               --        --        6.55%
         Highest contract charge 1.70%
          Class B                         $11.02             --               --        --        5.45%
         All contract charges                 --         52,553       $  617,051      0.85%         --
AXA CONSERVATIVE STRATEGY
   2016  Lowest contract charge 1.30%
          Class B                         $12.06             --               --        --        1.52%
         Highest contract charge 1.70%
          Class B                         $11.69             --               --        --        1.04%
         All contract charges                 --          8,613       $  102,857      0.75%         --
   2015  Lowest contract charge 1.30%
          Class B                         $11.88             --               --        --       (1.49)%
         Highest contract charge 1.70%
          Class B                         $11.57             --               --        --       (1.87)%
         All contract charges                 --          9,308       $  109,700      0.78%         --
   2014  Lowest contract charge 1.30%
          Class B                         $12.06             --               --        --        1.26%
         Highest contract charge 1.70%
          Class B                         $11.79             --               --        --        0.86%
         All contract charges                 --          9,908       $  118,588      0.71%         --
   2013  Lowest contract charge 1.30%
          Class B                         $11.91             --               --        --        3.03%
         Highest contract charge 1.70%
          Class B                         $11.69             --               --        --        2.63%
         All contract charges                 --         11,206       $  132,622      0.96%
2012(b)  Lowest contract charge 0.65%
          Class B                         $10.24             --               --        --        3.75%
         Highest contract charge 1.70%
          Class B                         $10.70             --               --        --        2.69%
         All contract charges                 --         38,516       $  430,809      0.91%         --
AXA CONSERVATIVE-PLUS ALLOCATION
   2016  Lowest contract charge 0.95%
          Class B                         $13.98             --               --        --        3.71%
         Highest contract charge 1.90%
          Class B                         $12.35             --               --        --        2.75%
         All contract charges                 --         78,798       $1,076,771      0.90%         --
   2015  Lowest contract charge 0.95%
          Class B                         $13.48             --               --        --       (1.53)%
         Highest contract charge 1.90%
          Class B                         $12.02             --               --        --       (2.51)%
         All contract charges                 --         86,341       $1,143,950      0.79%         --
   2014  Lowest contract charge 1.15%
          Class B                         $13.40             --               --        --        1.98%
         Highest contract charge 1.90%
          Class B                         $12.33             --               --        --        1.23%
         All contract charges                 --         97,797       $1,324,016      0.94%         --
   2013  Lowest contract charge 1.15%
          Class B                         $13.14             --               --        --        8.96%
         Highest contract charge 1.90%
          Class B                         $12.18             --               --        --        8.07%
         All contract charges                 --        114,476       $1,525,429      1.29%         --
2012(b)  Lowest contract charge 1.15%
          Class B                         $12.06             --               --        --        6.16%
         Highest contract charge 1.90%
          Class B                         $11.27             --               --        --        5.33%
         All contract charges                 --        135,588       $1,663,753      0.80%         --
AXA GLOBAL EQUITY MANAGED VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $23.24             --               --        --        3.52%
         Highest contract charge 1.90%
          Class B                         $19.28             --               --        --        2.50%
         All contract charges                 --         33,877       $  849,825      0.91%         --
   2015  Lowest contract charge 0.95%
          Class B                         $22.45             --               --        --       (2.69)%
         Highest contract charge 1.90%
          Class B                         $18.81             --               --        --       (3.59)%
         All contract charges                 --         37,914       $  923,557      0.86%         --
   2014  Lowest contract charge 0.95%
          Class B                         $23.07             --               --        --        0.74%
         Highest contract charge 1.90%
          Class B                         $19.51             --               --        --       (0.26)%
         All contract charges                 --         42,203       $1,061,896      0.92%         --
   2013  Lowest contract charge 0.95%
          Class B                         $22.90             --               --        --       19.21%
         Highest contract charge 1.90%
          Class B                         $19.56             --               --        --       18.04%
         All contract charges                 --         48,803       $1,226,262      0.91%         --

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
AXA GLOBAL EQUITY MANAGED VOLATILITY
(CONTINUED)
2012(b)  Lowest contract charge 0.95%
          Class B                         $19.21            --                --        --       15.86%
         Highest contract charge 1.90%
          Class B                         $16.57            --                --        --       14.75%
         All contract charges                 --        42,150        $  893,065      1.40%         --
AXA GROWTH STRATEGY
   2016  Lowest contract charge 1.30%
          Class B                         $17.32            --                --        --        6.72%
         Highest contract charge 1.70%
          Class B                         $16.79            --                --        --        6.27%
         All contract charges                 --        42,322        $  725,052      0.92%         --
   2015  Lowest contract charge 1.30%
          Class B                         $16.23            --                --        --       (2.29)%
         Highest contract charge 1.70%
          Class B                         $15.80            --                --        --       (2.65)%
         All contract charges                 --        45,382        $  729,835      1.10%         --
   2014  Lowest contract charge 1.30%
          Class B                         $16.61            --                --        --        4.27%
         Highest contract charge 1.70%
          Class B                         $16.23            --                --        --        3.77%
         All contract charges                 --        47,965        $  790,224      1.32%         --
   2013  Lowest contract charge 1.30%
          Class B                         $15.93            --                --        --       18.62%
         Highest contract charge 1.70%
          Class B                         $15.64            --                --        --       18.22%
         All contract charges                 --        50,889        $  805,226      2.54%         --
2012(b)  Lowest contract charge 0.65%
          Class B                         $10.64            --                --        --       10.49%
         Highest contract charge 1.70%
          Class B                         $11.45            --                --        --        9.26%
         All contract charges                 --        77,432        $1,024,880      0.82%         --
AXA INTERNATIONAL CORE MANAGED
VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $13.05            --                --        --       (0.76)%
         Highest contract charge 1.90%
          Class B                         $11.01            --                --        --       (1.70)%
         All contract charges                 --        67,085        $  883,719      0.28%         --
   2015  Lowest contract charge 0.95%
          Class B                         $13.15            --                --        --       (5.26)%
         Highest contract charge 1.90%
          Class B                         $11.20            --                --        --       (6.12)%
         All contract charges                 --        73,183        $  976,132      0.06%         --
   2014  Lowest contract charge 0.95%
          Class B                         $13.88            --                --        --       (7.10)%
         Highest contract charge 1.90%
          Class B                         $11.93            --                --        --       (8.02)%
         All contract charges                 --        78,776        $1,113,975      1.25%         --
   2013  Lowest contract charge 0.95%
          Class B                         $14.94            --                --        --       16.36%
         Highest contract charge 1.90%
          Class B                         $12.97            --                --        --       15.29%
         All contract charges                 --        88,401        $1,353,614      1.10%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $12.84            --                --        --       15.26%
         Highest contract charge 1.90%
          Class B                         $11.25            --                --        --       14.10%
         All contract charges                 --        47,756        $  629,076      1.44%         --
AXA INTERNATIONAL VALUE MANAGED
VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $19.99            --                --        --       (0.20)%
         Highest contract charge 1.90%
          Class B                         $16.54            --                --        --       (1.14)%
         All contract charges                 --        26,682        $  420,879      0.46%         --
   2015  Lowest contract charge 0.95%
          Class B                         $20.03            --                --        --       (4.07)%
         Highest contract charge 1.90%
          Class B                         $16.73            --                --        --       (5.00)%
         All contract charges                 --        28,925        $  459,514      0.10%         --
   2014  Lowest contract charge 0.95%
          Class B                         $20.88            --                --        --       (8.06)%
         Highest contract charge 1.90%
          Class B                         $17.61            --                --        --       (8.95)%
         All contract charges                 --        30,321        $  505,905      1.57%         --
   2013  Lowest contract charge 0.95%
          Class B                         $22.71            --                --        --       18.16%
         Highest contract charge 1.90%
          Class B                         $19.34            --                --        --       17.07%
         All contract charges                 --        33,042        $  602,056      1.10%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $19.22            --                --        --       16.34%
         Highest contract charge 1.90%
          Class B                         $16.52            --                --        --       15.20%
         All contract charges                 --        37,289        $  578,859      1.78%         --
AXA LARGE CAP CORE MANAGED VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $16.63            --                --        --        8.76%
         Highest contract charge 1.90%
          Class B                         $13.98            --                --        --        7.70%
         All contract charges                 --        87,725        $1,517,940      1.08%         --

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
AXA LARGE CAP CORE MANAGED VOLATILITY
(CONTINUED)
   2015  Lowest contract charge 0.95%
          Class B                         $15.29             --               --        --       (0.59)%
         Highest contract charge 1.90%
          Class B                         $12.98             --               --        --       (1.52)%
         All contract charges                 --         98,847       $1,580,036      0.90%         --
   2014  Lowest contract charge 0.95%
          Class B                         $15.38             --               --        --       10.57%
         Highest contract charge 1.90%
          Class B                         $13.18             --               --        --        9.47%
         All contract charges                 --        110,272       $1,779,972      0.90%         --
   2013  Lowest contract charge 0.95%
          Class B                         $13.91             --               --        --       30.37%
         Highest contract charge 1.90%
          Class B                         $12.04             --               --        --       29.05%
         All contract charges                 --        126,392       $1,855,878      0.82%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $10.67             --               --        --       13.87%
         Highest contract charge 1.90%
          Class B                         $ 9.33             --               --        --       12.82%
         All contract charges                 --         12,776       $  137,932      1.12%         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $28.44             --               --        --        4.52%
         Highest contract charge 1.90%
          Class B                         $23.53             --               --        --        3.52%
         All contract charges                 --        118,136       $2,787,263      0.55%         --
   2015  Lowest contract charge 0.95%
          Class B                         $27.21             --               --        --        3.03%
         Highest contract charge 1.90%
          Class B                         $22.73             --               --        --        2.07%
         All contract charges                 --        133,963       $3,037,986      0.28%         --
   2014  Lowest contract charge 0.95%
          Class B                         $26.41             --               --        --       10.04%
         Highest contract charge 1.90%
          Class B                         $22.27             --               --        --        8.95%
         All contract charges                 --        152,170       $3,367,045      0.18%         --
   2013  Lowest contract charge 0.95%
          Class B                         $24.00             --               --        --       34.08%
         Highest contract charge 1.90%
          Class B                         $20.44             --               --        --       32.81%
         All contract charges                 --        178,037       $3,596,867      0.27%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $17.90             --               --        --       12.65%
         Highest contract charge 1.90%
          Class B                         $15.39             --               --        --       11.60%
         All contract charges                 --         33,585       $  512,891      0.56%         --
AXA LARGE CAP VALUE MANAGED VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $22.48             --               --        --       14.23%
         Highest contract charge 1.90%
          Class B                         $18.72             --               --        --       13.11%
         All contract charges                 --        144,915       $2,707,920      1.66%         --
   2015  Lowest contract charge 0.95%
          Class B                         $19.68             --               --        --       (4.93)%
         Highest contract charge 1.90%
          Class B                         $16.55             --               --        --       (5.81)%
         All contract charges                 --        162,866       $2,676,706      1.54%         --
   2014  Lowest contract charge 0.95%
          Class B                         $20.70             --               --        --       11.17%
         Highest contract charge 1.90%
          Class B                         $17.57             --               --        --       10.09%
         All contract charges                 --        182,902       $3,177,920      1.30%         --
   2013  Lowest contract charge 0.95%
          Class B                         $18.62             --               --        --       31.22%
         Highest contract charge 1.90%
          Class B                         $15.96             --               --        --       29.97%
         All contract charges                 --        211,585       $3,321,080      1.62%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $14.19             --               --        --       14.71%
         Highest contract charge 1.90%
          Class B                         $12.28             --               --        --       13.60%
         All contract charges                 --         80,831       $  983,911      1.54%         --
AXA MID CAP VALUE MANAGED VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $29.53             --               --        --       16.54%
         Highest contract charge 1.90%
          Class B                         $24.44             --               --        --       15.45%
         All contract charges                 --         50,679       $1,264,192      1.21%         --
   2015  Lowest contract charge 0.95%
          Class B                         $25.34             --               --        --       (4.45)%
         Highest contract charge 1.90%
          Class B                         $21.17             --               --        --       (5.36)%
         All contract charges                 --         56,835       $1,222,477      0.74%         --
   2014  Lowest contract charge 0.95%
          Class B                         $26.52             --               --        --        9.81%
         Highest contract charge 1.90%
          Class B                         $22.37             --               --        --        8.75%
         All contract charges                 --         63,052       $1,427,127      0.57%         --

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
AXA MID CAP VALUE MANAGED VOLATILITY
(CONTINUED)
   2013  Lowest contract charge 0.95%
          Class B                         $24.15             --               --        --       31.82%
         Highest contract charge 1.90%
          Class B                         $20.57             --               --        --       30.60%
         All contract charges                 --         70,890       $1,467,915      0.57%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $18.32             --               --        --       17.51%
         Highest contract charge 1.90%
          Class B                         $15.75             --               --        --       16.32%
         All contract charges                 --         60,166       $  946,778      1.20%         --
AXA MODERATE ALLOCATION
   2016  Lowest contract charge 0.95%
          Class B                         $65.70             --               --        --        4.35%
         Highest contract charge 1.90%
          Class B                         $48.77             --               --        --        3.37%
         All contract charges                 --        261,685       $4,749,907      0.87%         --
   2015  Lowest contract charge 0.95%
          Class B                         $62.96             --               --        --       (1.82)%
         Highest contract charge 1.90%
          Class B                         $47.18             --               --        --       (2.76)%
         All contract charges                 --        294,244       $5,142,914      0.79%         --
   2014  Lowest contract charge 0.95%
          Class B                         $64.13             --               --        --        2.05%
         Highest contract charge 1.90%
          Class B                         $48.52             --               --        --        1.06%
         All contract charges                 --        329,752       $5,895,951      1.05%         --
   2013  Lowest contract charge 0.95%
          Class B                         $62.84             --               --        --       12.03%
         Highest contract charge 1.90%
          Class B                         $48.01             --               --        --       10.98%
         All contract charges                 --        377,601       $6,624,903      1.52%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $56.09             --               --        --        7.76%
         Highest contract charge 1.90%
          Class B                         $43.26             --               --        --        6.71%
         All contract charges                 --        427,347       $6,699,656      0.76%         --
AXA MODERATE GROWTH STRATEGY
   2016  Lowest contract charge 1.30%
          Class B                         $16.42             --               --        --        5.66%
         Highest contract charge 1.70%
          Class B                         $15.92             --               --        --        5.22%
         All contract charges                 --         50,523       $  822,255      0.87%         --
   2015  Lowest contract charge 1.30%
          Class B                         $15.54             --               --        --       (2.08)%
         Highest contract charge 1.70%
          Class B                         $15.13             --               --        --       (2.45)%
         All contract charges                 --         54,859       $  845,964      1.02%         --
   2014  Lowest contract charge 1.30%
          Class B                         $15.87             --               --        --        3.66%
         Highest contract charge 1.70%
          Class B                         $15.51             --               --        --        3.19%
         All contract charges                 --         59,395       $  936,247      1.17%         --
   2013  Lowest contract charge 1.30%
          Class B                         $15.31             --               --        --       15.37%
         Highest contract charge 1.70%
          Class B                         $15.03             --               --        --       14.91%
         All contract charges                 --         63,802       $  971,458      2.15%         --
2012(b)  Lowest contract charge 0.65%
          Class B                         $10.57             --               --        --        9.08%
         Highest contract charge 1.70%
          Class B                         $11.32             --               --        --        8.02%
         All contract charges                 --        245,253       $2,970,451      0.75%         --
AXA MODERATE-PLUS ALLOCATION
   2016  Lowest contract charge 0.95%
          Class B                         $16.01             --               --        --        6.24%
         Highest contract charge 1.80%
          Class B                         $14.33             --               --        --        5.37%
         All contract charges                 --        462,777       $7,475,281      0.87%         --
   2015  Lowest contract charge 0.95%
          Class B                         $15.07             --               --        --       (2.21)%
         Highest contract charge 1.80%
          Class B                         $13.60             --               --        --       (3.06)%
         All contract charges                 --        518,373       $7,924,005      0.86%         --
   2014  Lowest contract charge 0.95%
          Class B                         $15.41             --               --        --        2.73%
         Highest contract charge 1.80%
          Class B                         $14.03             --               --        --        1.89%
         All contract charges                 --        572,392       $8,998,589      1.26%         --
   2013  Lowest contract charge 0.95%
          Class B                         $15.00             --               --        --       18.67%
         Highest contract charge 1.80%
          Class B                         $13.77             --               --        --       17.59%
         All contract charges                 --        647,063       $9,954,393      2.00%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $12.64             --               --        --       10.49%
         Highest contract charge 1.90%
          Class B                         $11.60             --               --        --        9.33%
         All contract charges                 --        729,463       $9,511,209      0.77%         --

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
AXA/AB SHORT DURATION GOVERNMENT BOND
   2016  Lowest contract charge 0.95%
          Class B                         $ 9.52            --               --         --       (0.83)%
         Highest contract charge 1.90%
          Class B                         $ 9.20            --               --         --       (1.71)%
         All contract charges                 --        61,422         $573,463       0.09%         --
   2015  Lowest contract charge 0.95%
          Class B                         $ 9.60            --               --         --       (1.44)%
         Highest contract charge 1.90%
          Class B                         $ 9.36            --               --         --       (2.40)%
         All contract charges                 --        67,954         $643,138       0.00%         --
   2014  Lowest contract charge 0.95%
          Class B                         $ 9.74            --               --         --       (1.42)%
         Highest contract charge 1.90%
          Class B                         $ 9.59            --               --         --       (2.34)%
         All contract charges                 --        74,955         $723,447       0.00%         --
2013(a)  Lowest contract charge 0.95%
          Class B                         $ 9.88            --               --         --       (1.20)%
         Highest contract charge 1.90%
          Class B                         $ 9.82            --               --         --       (1.80)%
         All contract charges                 --        86,807         $854,930       0.00%         --
AXA/AB SMALL CAP GROWTH
   2016  Lowest contract charge 0.95%
          Class B                         $36.02            --               --         --       11.48%
         Highest contract charge 1.90%
          Class B                         $29.80            --               --         --       10.45%
         All contract charges                 --        16,183         $461,337       0.36%         --
   2015  Lowest contract charge 0.95%
          Class B                         $32.31            --               --         --       (3.81)%
         Highest contract charge 1.90%
          Class B                         $26.98            --               --         --       (4.77)%
         All contract charges                 --        18,252         $469,041       0.05%         --
   2014  Lowest contract charge 0.95%
          Class B                         $33.59            --               --         --        2.60%
         Highest contract charge 1.90%
          Class B                         $28.33            --               --         --        1.61%
         All contract charges                 --        19,389         $521,884       0.06%         --
   2013  Lowest contract charge 0.95%
          Class B                         $32.74            --               --         --       36.87%
         Highest contract charge 1.90%
          Class B                         $27.88            --               --         --       35.54%
         All contract charges                 --        22,430         $590,197       0.05%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $23.92            --               --         --       14.45%
         Highest contract charge 1.90%
          Class B                         $20.57            --               --         --       13.40%
         All contract charges                 --        23,849         $463,084       0.22%         --
AXA/FRANKLIN BALANCED MANAGED
VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $13.92            --               --         --        9.35%
         Highest contract charge 1.80%
          Class B                         $12.74            --               --         --        8.52%
         All contract charges                 --        55,731         $733,465       2.53%         --
   2015  Lowest contract charge 0.95%
          Class B                         $12.73            --               --         --       (3.92)%
         Highest contract charge 1.80%
          Class B                         $11.74            --               --         --       (4.79)%
         All contract charges                 --        59,076         $714,485       2.21%         --
   2014  Lowest contract charge 0.95%
          Class B                         $13.25            --               --         --        5.16%
         Highest contract charge 1.80%
          Class B                         $12.33            --               --         --        4.23%
         All contract charges                 --        66,716         $844,449       2.40%         --
   2013  Lowest contract charge 0.95%
          Class B                         $12.60            --               --         --       13.51%
         Highest contract charge 1.80%
          Class B                         $11.83            --               --         --       12.56%
         All contract charges                 --        61,576         $745,090       2.46%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $11.10            --               --         --       10.23%
         Highest contract charge 1.80%
          Class B                         $10.51            --               --         --        9.25%
         All contract charges                 --        58,584         $627,808       3.26%         --
AXA/FRANKLIN SMALL CAP VALUE MANAGED
VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $16.43            --               --         --       23.63%
         Highest contract charge 1.80%
          Class B                         $15.03            --               --         --       22.59%
         All contract charges                 --         8,769         $136,220       0.40%         --
   2015  Lowest contract charge 1.20%
          Class B                         $12.98            --               --         --       (7.62)%
         Highest contract charge 1.80%
          Class B                         $12.26            --               --         --       (8.23)%
         All contract charges                 --         8,997         $113,550       0.22%         --
   2014  Lowest contract charge 1.20%
          Class B                         $14.05            --               --         --        0.86%
         Highest contract charge 1.80%
          Class B                         $13.36            --               --         --        0.30%
         All contract charges                 --         9,734         $133,461       0.01%         --

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
AXA/FRANKLIN SMALL CAP VALUE MANAGED
VOLATILITY (CONTINUED)
   2013  Lowest contract charge 1.20%
          Class B                         $13.93             --               --        --       35.11%
         Highest contract charge 1.80%
          Class B                         $13.32             --               --        --       34.27%
         All contract charges                 --         11,610       $  158,251      0.11%         --
2012(b)  Lowest contract charge 1.20%
          Class B                         $10.31             --               --        --       15.32%
         Highest contract charge 1.70%
          Class B                         $ 9.99             --               --        --       14.83%
         All contract charges                 --         13,174       $  133,342      0.70%         --
AXA/FRANKLIN TEMPLETON ALLOCATION
MANAGED VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                         $11.89             --               --        --        8.49%
         Highest contract charge 1.80%
          Class B                         $10.94             --               --        --        7.47%
         All contract charges                 --        100,394       $1,130,650      1.61%         --
   2015  Lowest contract charge 1.15%
          Class B                         $10.77             --               --        --       (3.93)%
         Highest contract charge 1.80%
          Class B                         $10.18             --               --        --       (4.50)%
         All contract charges                 --        113,359       $1,183,544      1.19%         --
   2014  Lowest contract charge 1.15%
          Class B                         $11.21             --               --        --        4.28%
         Highest contract charge 1.80%
          Class B                         $10.66             --               --        --        3.60%
         All contract charges                 --        123,474       $1,346,578      1.64%         --
   2013  Lowest contract charge 1.15%
          Class B                         $10.75             --               --        --       21.88%
         Highest contract charge 1.80%
          Class B                         $10.29             --               --        --       21.06%
         All contract charges                 --        134,772       $1,414,847      1.11%         --
2012(b)  Lowest contract charge 1.15%
          Class B                         $ 8.82             --               --        --       13.37%
         Highest contract charge 1.70%
          Class B                         $ 8.55             --               --        --       12.80%
         All contract charges                 --        146,245       $1,264,387      1.75%         --
AXA/JANUS ENTERPRISE
   2016  Lowest contract charge 0.95%
          Class B                         $20.42             --               --        --       (5.20)%
         Highest contract charge 1.80%
          Class B                         $18.46             --               --        --       (6.06)%
         All contract charges                 --         19,796       $  379,947      0.00%         --
   2015  Lowest contract charge 0.95%
          Class B                         $21.54             --               --        --       (6.39)%
         Highest contract charge 1.80%
          Class B                         $19.65             --               --        --       (7.22)%
         All contract charges                 --         22,683       $  461,738      0.00%         --
   2014  Lowest contract charge 0.95%
          Class B                         $23.01             --               --        --       (1.67)%
         Highest contract charge 1.90%
          Class B                         $20.97             --               --        --       (2.60)%
         All contract charges                 --         25,458       $  556,623      0.00%         --
   2013  Lowest contract charge 0.95%
          Class B                         $23.40             --               --        --       37.24%
         Highest contract charge 1.90%
          Class B                         $21.53             --               --        --       35.92%
         All contract charges                 --         29,180       $  652,249      0.00%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $17.05             --               --        --        7.71%
         Highest contract charge 1.90%
          Class B                         $15.84             --               --        --        6.67%
         All contract charges                 --         33,732       $  552,320      0.44%         --
AXA/MUTUAL LARGE CAP EQUITY MANAGED
VOLATILITY
   2016  Lowest contract charge 1.20%
          Class B                         $14.30             --               --        --       11.81%
         Highest contract charge 1.80%
          Class B                         $13.43             --               --        --       11.08%
         All contract charges                 --         12,043       $  167,015      2.17%         --
   2015  Lowest contract charge 1.20%
          Class B                         $12.79             --               --        --       (3.62)%
         Highest contract charge 1.80%
          Class B                         $12.09             --               --        --       (4.12)%
         All contract charges                 --         13,722       $  170,669      1.78%         --
   2014  Lowest contract charge 0.95%
          Class B                         $13.55             --               --        --        8.66%
         Highest contract charge 1.80%
          Class B                         $12.61             --               --        --        7.69%
         All contract charges                 --         15,351       $  198,559      1.77%         --
   2013  Lowest contract charge 0.95%
          Class B                         $12.47             --               --        --       28.03%
         Highest contract charge 1.80%
          Class B                         $11.71             --               --        --       27.01%
         All contract charges                 --         17,304       $  207,189      0.66%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $ 9.74             --               --        --       13.12%
         Highest contract charge 1.80%
          Class B                         $ 9.22             --               --        --       12.17%
         All contract charges                 --         20,477       $  192,474      1.34%         --

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
AXA/TEMPLETON GLOBAL EQUITY MANAGED
VOLATILITY
   2016  Lowest contract charge 0.95%
          Class B                        $ 11.96             --               --        --        4.27%
         Highest contract charge 1.80%
          Class B                        $ 10.94             --               --        --        3.40%
         All contract charges                 --         23,291       $  263,052      0.67%         --
   2015  Lowest contract charge 0.95%
          Class B                        $ 11.47             --               --        --       (3.53)%
         Highest contract charge 1.80%
          Class B                        $ 10.58             --               --        --       (4.43)%
         All contract charges                 --         25,965       $  282,825      0.00%         --
   2014  Lowest contract charge 0.95%
          Class B                        $ 11.89             --               --        --        0.17%
         Highest contract charge 1.80%
          Class B                        $ 11.07             --               --        --       (0.72)%
         All contract charges                 --         26,646       $  302,571      1.40%         --
   2013  Lowest contract charge 0.95%
          Class B                        $ 11.87             --               --        --       25.74%
         Highest contract charge 1.80%
          Class B                        $ 11.15             --               --        --       24.72%
         All contract charges                 --         25,835       $  294,586      0.90%         --
2012(b)  Lowest contract charge 0.95%
          Class B                        $  9.44             --               --        --       18.15%
         Highest contract charge 1.80%
          Class B                        $  8.94             --               --        --       17.17%
         All contract charges                 --         21,501       $  196,029      1.34%         --
EQ/COMMON STOCK INDEX
   2016  Lowest contract charge 0.95%
          Class B                        $458.22             --               --        --       10.63%
         Highest contract charge 1.90%
          Class B                        $308.95             --               --        --        9.58%
         All contract charges                 --         23,298       $  821,559      1.55%         --
   2015  Lowest contract charge 0.95%
          Class B                        $414.19             --               --        --       (1.00)%
         Highest contract charge 1.90%
          Class B                        $281.95             --               --        --       (1.95)%
         All contract charges                 --         25,480       $  820,311      1.36%         --
   2014  Lowest contract charge 0.95%
          Class B                        $418.39             --               --        --       10.99%
         Highest contract charge 1.90%
          Class B                        $287.57             --               --        --        9.93%
         All contract charges                 --         27,301       $  903,220      1.22%         --
   2013  Lowest contract charge 0.95%
          Class B                        $376.95             --               --        --       31.21%
         Highest contract charge 1.90%
          Class B                        $261.60             --               --        --       29.96%
         All contract charges                 --         30,487       $  910,006      1.29%         --
2012(b)  Lowest contract charge 0.95%
          Class B                        $287.29             --               --        --       14.49%
         Highest contract charge 1.90%
          Class B                        $201.30             --               --        --       13.40%
         All contract charges                 --         32,160       $  746,833      1.55%         --
EQ/CORE BOND INDEX
   2016  Lowest contract charge 0.65%
          Class B                        $ 10.49             --               --        --        0.67%
         Highest contract charge 1.90%
          Class B                        $ 12.73             --               --        --       (0.55)%
         All contract charges                 --        121,421       $1,426,090      1.44%         --
   2015  Lowest contract charge 0.65%
          Class B                        $ 10.42             --               --        --       (0.19)%
         Highest contract charge 1.90%
          Class B                        $ 12.80             --               --        --       (1.46)%
         All contract charges                 --        129,512       $1,526,309      1.43%         --
   2014  Lowest contract charge 0.65%
          Class B                        $ 10.44             --               --        --        1.75%
         Highest contract charge 1.90%
          Class B                        $ 12.99             --               --        --        0.46%
         All contract charges                 --        139,801       $1,664,880      1.26%         --
   2013  Lowest contract charge 0.65%
          Class B                        $ 10.26             --               --        --       (2.29)%
         Highest contract charge 1.90%
          Class B                        $ 12.93             --               --        --       (3.44)%
         All contract charges                 --        153,603       $1,811,919      1.61%         --
2012(b)  Lowest contract charge 0.65%
          Class B                        $ 10.41             --               --        --        2.46%
         Highest contract charge 1.90%
          Class B                        $ 13.39             --               --        --        1.21%
         All contract charges                 --        104,051       $1,241,073      1.47%         --
EQ/EQUITY 500 INDEX
   2016  Lowest contract charge 0.65%
          Class B                        $ 20.68             --               --        --       10.47%
         Highest contract charge 1.90%
          Class B                        $ 42.49             --               --        --        9.12%
         All contract charges                 --         65,022       $1,837,045      1.65%         --
   2015  Lowest contract charge 0.65%
          Class B                        $ 18.72             --               --        --        0.16%
         Highest contract charge 1.90%
          Class B                        $ 38.94             --               --        --       (1.12)%
         All contract charges                 --         66,440       $1,723,661      1.59%         --

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
EQ/EQUITY 500 INDEX (CONTINUED)
   2014  Lowest contract charge 0.65%
          Class B                         $18.69            --                --        --       12.25%
         Highest contract charge 1.90%
          Class B                         $39.38            --                --        --       10.80%
         All contract charges                 --        68,623        $1,813,454      1.42%         --
   2013  Lowest contract charge 0.65%
          Class B                         $16.65            --                --        --       30.59%
         Highest contract charge 1.90%
          Class B                         $35.54            --                --        --       29.05%
         All contract charges                 --        69,644        $1,674,602      1.48%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $12.75            --                --        --       14.56%
         Highest contract charge 1.90%
          Class B                         $27.54            --                --        --       13.01%
         All contract charges                 --        67,948        $1,276,485      1.70%         --
EQ/GAMCO MERGERS AND ACQUISITION
   2016  Lowest contract charge 1.20%
          Class B                         $15.65            --                --        --        6.39%
         Highest contract charge 1.80%
          Class B                         $14.58            --                --        --        5.73%
         All contract charges                 --        10,886        $  164,621      0.01%         --
   2015  Lowest contract charge 1.20%
          Class B                         $14.71            --                --        --        1.38%
         Highest contract charge 1.80%
          Class B                         $13.79            --                --        --        0.80%
         All contract charges                 --        12,267        $  174,758      0.00%         --
   2014  Lowest contract charge 1.20%
          Class B                         $14.51            --                --        --        0.42%
         Highest contract charge 1.80%
          Class B                         $13.68            --                --        --       (0.22)%
         All contract charges                 --        13,882        $  195,609      0.00%         --
   2013  Lowest contract charge 1.20%
          Class B                         $14.45            --                --        --        9.64%
         Highest contract charge 1.80%
          Class B                         $13.71            --                --        --        8.98%
         All contract charges                 --        15,199        $  213,867      0.42%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $13.44            --                --        --        4.27%
         Highest contract charge 1.80%
          Class B                         $12.58            --                --        --        3.37%
         All contract charges                 --        15,180        $  195,359      0.00%         --
EQ/GAMCO SMALL COMPANY VALUE
   2016  Lowest contract charge 0.95%
          Class B                         $72.59            --                --        --       22.10%
         Highest contract charge 1.90%
          Class B                         $55.20            --                --        --       20.95%
         All contract charges                 --        13,796        $  919,875      0.49%         --
   2015  Lowest contract charge 0.95%
          Class B                         $59.45            --                --        --       (6.60)%
         Highest contract charge 1.90%
          Class B                         $45.64            --                --        --       (7.50)%
         All contract charges                 --        15,235        $  835,281      0.50%         --
   2014  Lowest contract charge 0.95%
          Class B                         $63.65            --                --        --        2.09%
         Highest contract charge 1.90%
          Class B                         $49.34            --                --        --        1.11%
         All contract charges                 --        16,893        $  996,208      0.26%         --
   2013  Lowest contract charge 1.20%
          Class B                         $58.46            --                --        --       37.42%
         Highest contract charge 1.90%
          Class B                         $48.80            --                --        --       36.47%
         All contract charges                 --        19,214        $1,115,195      0.27%         --
2012(b)  Lowest contract charge 1.20%
          Class B                         $42.54            --                --        --       16.45%
         Highest contract charge 1.90%
          Class B                         $35.76            --                --        --       15.62%
         All contract charges                 --        20,092        $  853,490      1.24%         --
EQ/INTERMEDIATE GOVERNMENT BOND
   2016  Lowest contract charge 1.20%
          Class B                         $20.77            --                --        --       (0.76)%
         Highest contract charge 1.90%
          Class B                         $17.30            --                --        --       (1.42)%
         All contract charges                 --        14,333        $  194,689      0.64%         --
   2015  Lowest contract charge 1.20%
          Class B                         $20.93            --                --        --       (0.76)%
         Highest contract charge 1.90%
          Class B                         $17.55            --                --        --       (1.52)%
         All contract charges                 --        15,169        $  208,716      0.59%         --
   2014  Lowest contract charge 1.20%
          Class B                         $21.09            --                --        --        0.29%
         Highest contract charge 1.90%
          Class B                         $17.82            --                --        --       (0.39)%
         All contract charges                 --        15,878        $  223,408      0.38%         --
   2013  Lowest contract charge 1.20%
          Class B                         $21.03            --                --        --       (2.82)%
         Highest contract charge 1.90%
          Class B                         $17.89            --                --        --       (3.51)%
         All contract charges                 --        17,778        $  250,365      0.20%         --

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
EQ/INTERMEDIATE GOVERNMENT BOND
(CONTINUED)
2012(b)  Lowest contract charge 0.65%
          Class B                         $10.22            --               --         --        0.29%
         Highest contract charge 1.90%
          Class B                         $18.54            --               --         --       (0.91)%
         All contract charges                 --        33,728         $440,306       0.24%         --
EQ/INTERNATIONAL EQUITY INDEX
   2016  Lowest contract charge 0.95%
          Class B                         $14.93            --               --         --        1.22%
         Highest contract charge 1.90%
          Class B                         $12.10            --               --         --        0.25%
         All contract charges                 --        46,553         $616,874       2.71%         --
   2015  Lowest contract charge 0.95%
          Class B                         $14.75            --               --         --       (3.02)%
         Highest contract charge 1.90%
          Class B                         $12.07            --               --         --       (4.05)%
         All contract charges                 --        49,825         $655,415       2.42%         --
   2014  Lowest contract charge 0.95%
          Class B                         $15.21            --               --         --       (7.82)%
         Highest contract charge 1.90%
          Class B                         $12.58            --               --         --       (8.64)%
         All contract charges                 --        46,877         $639,917       3.09%         --
   2013  Lowest contract charge 0.95%
          Class B                         $16.50            --               --         --       20.35%
         Highest contract charge 1.90%
          Class B                         $13.77            --               --         --       19.12%
         All contract charges                 --        46,841         $697,320       2.35%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $13.71            --               --         --       15.11%
         Highest contract charge 1.90%
          Class B                         $11.56            --               --         --       14.12%
         All contract charges                 --        44,508         $553,783       3.00%         --
EQ/LARGE CAP GROWTH INDEX
   2016  Lowest contract charge 0.95%
          Class B                         $14.64            --               --         --        5.32%
         Highest contract charge 1.90%
          Class B                         $12.35            --               --         --        4.31%
         All contract charges                 --        33,265         $591,068       0.98%         --
   2015  Lowest contract charge 0.95%
          Class B                         $13.90            --               --         --        3.81%
         Highest contract charge 1.90%
          Class B                         $11.84            --               --         --        2.87%
         All contract charges                 --        36,144         $609,656       0.90%         --
   2014  Lowest contract charge 0.95%
          Class B                         $13.39            --               --         --       11.21%
         Highest contract charge 1.90%
          Class B                         $11.51            --               --         --       10.14%
         All contract charges                 --        34,873         $563,284       0.94%         --
   2013  Lowest contract charge 0.95%
          Class B                         $12.04            --               --         --       31.30%
         Highest contract charge 1.90%
          Class B                         $10.45            --               --         --       29.98%
         All contract charges                 --        35,816         $516,366       1.04%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $ 9.17            --               --         --       13.63%
         Highest contract charge 1.90%
          Class B                         $ 8.04            --               --         --       12.45%
         All contract charges                 --        32,338         $348,856       1.20%         --
EQ/LARGE CAP VALUE INDEX
   2016  Lowest contract charge 0.95%
          Class B                         $10.92            --               --         --       15.31%
         Highest contract charge 1.80%
          Class B                         $ 9.92            --               --         --       14.42%
         All contract charges                 --        44,658         $458,949       2.00%         --
   2015  Lowest contract charge 0.95%
          Class B                         $ 9.47            --               --         --       (5.30)%
         Highest contract charge 1.80%
          Class B                         $ 8.67            --               --         --       (6.17)%
         All contract charges                 --        46,381         $415,436       1.86%         --
   2014  Lowest contract charge 0.95%
          Class B                         $10.00            --               --         --       11.48%
         Highest contract charge 1.80%
          Class B                         $ 9.24            --               --         --       10.66%
         All contract charges                 --        49,067         $466,929       1.59%         --
   2013  Lowest contract charge 1.20%
          Class B                         $ 8.78            --               --         --       30.07%
         Highest contract charge 1.80%
          Class B                         $ 8.35            --               --         --       29.26%
         All contract charges                 --        45,705         $391,757       1.62%         --
2012(b)  Lowest contract charge 1.20%
          Class B                         $ 6.75            --               --         --       15.19%
         Highest contract charge 1.80%
          Class B                         $ 6.46            --               --         --       14.34%
         All contract charges                 --        39,416         $260,695       1.91%         --
EQ/MID CAP INDEX
   2015  Lowest contract charge 0.95%
          Class B                         $21.65            --               --         --       18.76%
         Highest contract charge 1.90%
          Class B                         $18.50            --               --         --       17.68%
         All contract charges                 --        41,241         $898,263       1.09%         --

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
EQ/MID CAP INDEX (CONTINUED)
   2015  Lowest contract charge 0.95%
          Class B                         $18.23             --               --        --       (3.75)%
         Highest contract charge 1.90%
          Class B                         $15.72             --               --        --       (4.73)%
         All contract charges                 --         43,998       $  810,892      0.85%         --
   2014  Lowest contract charge 0.95%
          Class B                         $18.94             --               --        --        7.92%
         Highest contract charge 1.90%
          Class B                         $16.50             --               --        --        6.93%
         All contract charges                 --         45,343       $  872,005      0.78%         --
   2013  Lowest contract charge 0.95%
          Class B                         $17.55             --               --        --       31.36%
         Highest contract charge 1.90%
          Class B                         $15.43             --               --        --       29.99%
         All contract charges                 --         50,069       $  897,480      0.78%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $13.36             --               --        --       15.97%
         Highest contract charge 1.90%
          Class B                         $11.87             --               --        --       14.91%
         All contract charges                 --         50,957       $  698,544      0.99%         --
EQ/MONEY MARKET
   2016  Lowest contract charge 0.00%
          Class B                         $44.43             --               --        --        0.00%
         Highest contract charge 1.90%
          Class B                         $22.51             --               --        --       (1.92)%
         All contract charges                 --        215,949       $  707,123      0.00%         --
   2015  Lowest contract charge 0.00%
          Class B                         $44.43             --               --        --        0.00%
         Highest contract charge 1.90%
          Class B                         $22.95             --               --        --       (1.88)%
         All contract charges                 --        238,527       $  526,134      0.00%         --
   2014  Lowest contract charge 0.00%
          Class B                         $44.43             --               --        --        0.00%
         Highest contract charge 1.90%
          Class B                         $23.39             --               --        --       (1.89)%
         All contract charges                 --        148,040       $  452,653      0.00%         --
   2013  Lowest contract charge 0.00%
          Class B                         $44.43             --               --        --        0.00%
         Highest contract charge 1.90%
          Class B                         $23.84             --               --        --       (1.89)%
         All contract charges                 --        196,412       $  624,635      0.00%         --
2012(b)  Lowest contract charge 0.00%
          Class B                         $44.43             --               --        --        0.00%
         Highest contract charge 1.90%
          Class B                         $24.30             --               --        --       (1.94)%
         All contract charges                 --        180,902       $  645,099      0.00%         --
EQ/QUALITY BOND PLUS
   2016  Lowest contract charge 1.20%
          Class B                         $17.28             --               --        --        0.00%
         Highest contract charge 1.90%
          Class B                         $14.65             --               --        --       (0.75)%
         All contract charges                 --         80,559       $1,016,590      1.10%         --
   2015  Lowest contract charge 1.20%
          Class B                         $17.28             --               --        --       (0.97)%
         Highest contract charge 1.90%
          Class B                         $14.76             --               --        --       (1.67)%
         All contract charges                 --         90,002       $1,137,861      1.03%         --
   2014  Lowest contract charge 1.20%
          Class B                         $17.45             --               --        --        1.63%
         Highest contract charge 1.90%
          Class B                         $15.01             --               --        --        0.94%
         All contract charges                 --        100,682       $1,287,978      0.96%         --
   2013  Lowest contract charge 1.20%
          Class B                         $17.17             --               --        --       (3.43)%
         Highest contract charge 1.90%
          Class B                         $14.87             --               --        --       (4.13)%
         All contract charges                 --        116,221       $1,460,901      0.57%         --
2012(b)  Lowest contract charge 1.20%
          Class B                         $17.78             --               --        --        1.43%
         Highest contract charge 1.90%
          Class B                         $15.51             --               --        --        0.71%
         All contract charges                 --         38,915       $  505,313      0.62%         --
EQ/SMALL COMPANY INDEX
   2016  Lowest contract charge 0.95%
          Class B                         $30.49             --               --        --       19.38%
         Highest contract charge 1.90%
          Class B                         $25.39             --               --        --       18.26%
         All contract charges                 --         21,065       $  535,205      1.13%         --
   2015  Lowest contract charge 0.95%
          Class B                         $25.54             --               --        --       (5.48)%
         Highest contract charge 1.90%
          Class B                         $21.47             --               --        --       (6.37)%
         All contract charges                 --         22,946       $  490,749      0.89%         --
   2014  Lowest contract charge 0.95%
          Class B                         $27.02             --               --        --        3.88%
         Highest contract charge 1.90%
          Class B                         $22.93             --               --        --        2.83%
         All contract charges                 --         23,730       $  540,512      0.76%         --

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2016

7. Financial Highlights (Concluded)

                                                            YEARS ENDED DECEMBER 31,
                                        ---------------------------------------------------------------
                                                                     ACCUMULATION
                                                   UNITS OUTSTANDING UNIT VALUES   INVESTMENT    TOTAL
                                        UNIT VALUE      (000'S)        (000'S)    INCOME RATIO* RETURN**
                                        ---------- ----------------- ------------ ------------- --------
EQ/SMALL COMPANY INDEX (CONTINUED)
   2013  Lowest contract charge 0.95%
          Class B                         $26.01            --               --         --       36.11%
         Highest contract charge 1.90%
          Class B                         $22.30            --               --         --       34.91%
         All contract charges                 --        26,529         $584,509       0.95%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $19.11            --               --         --       14.43%
         Highest contract charge 1.90%
          Class B                         $16.53            --               --         --       13.30%
         All contract charges                 --        28,244         $459,521       1.49%         --
MULTIMANAGER TECHNOLOGY
   2016  Lowest contract charge 0.95%
          Class B                         $22.08            --               --         --        7.92%
         Highest contract charge 1.80%
          Class B                         $19.40            --               --         --        7.00%
         All contract charges                 --        21,378         $479,082       0.01%         --
   2015  Lowest contract charge 0.95%
          Class B                         $20.46            --               --         --        5.30%
         Highest contract charge 1.80%
          Class B                         $18.13            --               --         --        4.38%
         All contract charges                 --        23,604         $492,918       0.00%         --
   2014  Lowest contract charge 0.95%
          Class B                         $19.43            --               --         --       12.44%
         Highest contract charge 1.80%
          Class B                         $17.37            --               --         --       11.49%
         All contract charges                 --        24,854         $494,849       0.00%         --
   2013  Lowest contract charge 0.95%
          Class B                         $17.28            --               --         --       34.37%
         Highest contract charge 1.80%
          Class B                         $15.58            --               --         --       33.16%
         All contract charges                 --        25,647         $456,103       0.00%         --
2012(b)  Lowest contract charge 0.95%
          Class B                         $12.86            --               --         --       12.31%
         Highest contract charge 1.80%
          Class B                         $11.70            --               --         --       11.43%
         All contract charges                 --        28,995         $385,649       0.00%         --

   ----------
  (a)Units were made available on May 20, 2013.
  (b)The information shown for the year ended December 31, 2012 is for units outstanding prior to the transfer of Accumulator 11, Retirement Cornerstone Series and Retirement Cornerstone II Series to Separate Account 70 on January 1, 2013.
  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

8. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2016 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-65

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm........................................  F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2016 and 2015......................................  F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31, 2016, 2015 and 2014.....  F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2016, 2015
   and 2014....................................................................................  F-4
  Consolidated Statements of Equity, Years Ended December 31, 2016, 2015 and 2014..............  F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2016, 2015 and 2014..........  F-6
  Notes to Consolidated Financial Statements
   Note 1 -- Organization......................................................................  F-8
   Note 2 -- Significant Accounting Policies...................................................  F-8
   Note 3 -- Investments....................................................................... F-23
   Note 4 -- Goodwill and Other Intangible Assets.............................................. F-42
   Note 5 -- Closed Block...................................................................... F-43
   Note 6 -- Contractholder Bonus Interest Credits and Deferred Acquisition Cost............... F-44
   Note 7 -- Fair Value Disclosures............................................................ F-44
   Note 8 -- GMDB, GMIB, GIB, GWBL and Other Features and No Lapse Guarantee Features.......... F-56
   Note 9 -- Reinsurance Agreements............................................................ F-59
   Note 10 -- Short-Term Debt.................................................................. F-61
   Note 11 -- Related Party Transactions....................................................... F-61
   Note 12 -- Employee Benefit Plans........................................................... F-63
   Note 13 -- Share-Based and Other Compensation Programs...................................... F-67
   Note 14 -- Income Taxes..................................................................... F-73
   Note 15 -- Accumulated Other Comprehensive Income (Loss).................................... F-75
   Note 16 -- Commitments and Contingent Liabilities........................................... F-76
   Note 17 -- Litigation....................................................................... F-78
   Note 18 -- Insurance Group Statutory Financial Information.................................. F-79
   Note 19 -- Business Segment Information..................................................... F-80
   Note 20 -- Quarterly Results of Operations (Unaudited)...................................... F-81

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), comprehensive income (loss), equity and cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2016 and December 31, 2015, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 24, 2017

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015

                                                                2016       2015
                                                             ---------- ----------
                                                                 (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value
   (amortized cost of $32,123 and $31,201).................. $   32,570 $   31,893
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $6).................................      9,757      7,171
  Policy loans..............................................      3,361      3,393
  Other equity investments..................................      1,408      1,477
  Trading securities, at fair value.........................      9,134      6,805
  Other invested assets.....................................      2,186      1,788
                                                             ---------- ----------
   Total investments........................................     58,416     52,527
Cash and cash equivalents...................................      2,950      3,028
Cash and securities segregated, at fair value...............        946        565
Broker-dealer related receivables...........................      2,100      1,971
Securities purchased under agreements to resell.............         --         79
Deferred policy acquisition costs...........................      4,301      4,469
Goodwill and other intangible assets, net...................      3,741      3,733
Amounts due from reinsurers.................................      4,635      4,466
Loans to affiliates.........................................        703      1,087
Guaranteed minimum income benefit reinsurance asset, at
  fair value................................................     10,309     10,570
Other assets................................................      4,260      4,634
Separate Accounts' assets...................................    111,403    107,497
                                                             ---------- ----------

TOTAL ASSETS................................................ $  203,764 $  194,626
                                                             ========== ==========

LIABILITIES
Policyholders' account balances............................. $   38,782 $   33,033
Future policy benefits and other policyholders liabilities..     25,358     24,531
Broker-dealer related payables..............................        484        404
Securities sold under agreements to repurchase..............      1,996      1,890
Customers related payables..................................      2,360      1,715
Amounts due to reinsurers...................................        125        131
Short-term debt.............................................        513        584
Current and deferred income taxes...........................      3,816      4,647
Other liabilities...........................................      2,108      2,586
Separate Accounts' liabilities..............................    111,403    107,497
                                                             ---------- ----------
   Total liabilities........................................    186,945    177,018
                                                             ---------- ----------
Redeemable Noncontrolling Interest.......................... $      403 $       13
                                                             ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11,
12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding....................... $        2 $        2
  Capital in excess of par value............................      5,339      5,321
  Retained earnings.........................................      7,983      8,958
  Accumulated other comprehensive income (loss).............          7        228
                                                             ---------- ----------
   Total AXA Equitable's equity.............................     13,331     14,509
                                                             ---------- ----------
Noncontrolling interest.....................................      3,085      3,086
                                                             ---------- ----------
   Total equity.............................................     16,416     17,595
                                                             ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST
  AND EQUITY................................................ $  203,764 $  194,626
                                                             ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                   2016      2015      2014
                                                                                 --------  --------  --------
                                                                                         (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income.................... $  3,423  $  3,208  $  3,115
Premiums........................................................................      880       854       874
Net investment income (loss):
  Investment income (loss) from derivative instruments..........................     (462)      (81)    1,605
  Other investment income (loss)................................................    2,318     2,057     2,210
                                                                                 --------  --------  --------
   Total net investment income (loss)...........................................    1,856     1,976     3,815
                                                                                 --------  --------  --------
Investment gains (losses), net:
  Total other-than-temporary impairment losses..................................      (65)      (41)      (72)
  Portion of loss recognized in other comprehensive income (loss)...............       --        --        --
                                                                                 --------  --------  --------
   Net impairment losses recognized.............................................      (65)      (41)      (72)
  Other investment gains (losses), net..........................................       81        21        14
                                                                                 --------  --------  --------
     Total investment gains (losses), net.......................................       16       (20)      (58)
                                                                                 --------  --------  --------
Commissions, fees and other income..............................................    3,791     3,942     3,930
Increase (decrease) in the fair value of the reinsurance contract asset.........     (261)     (141)    3,964
                                                                                 --------  --------  --------
     Total revenues.............................................................    9,705     9,819    15,640
                                                                                 --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.........................................................    2,893     2,799     3,708
Interest credited to policyholders' account balances............................    1,555       978     1,186
Compensation and benefits.......................................................    1,723     1,783     1,739
Commissions.....................................................................    1,095     1,111     1,147
Distribution related payments...................................................      372       394       413
Interest expense................................................................       16        20        53
Amortization of deferred policy acquisition costs, net..........................      162      (331)     (413)
Other operating costs and expenses..............................................    1,458     1,415     1,692
                                                                                 --------  --------  --------
     Total benefits and other deductions........................................    9,274     8,169     9,525
                                                                                 --------  --------  --------
Earnings (loss) from operations, before income taxes............................      431     1,650     6,115
Income tax (expense) benefit....................................................      113      (186)   (1,695)
                                                                                 --------  --------  --------

Net earnings (loss).............................................................      544     1,464     4,420
  Less: net (earnings) loss attributable to the noncontrolling interest.........     (469)     (403)     (387)
                                                                                 --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable............................... $     75  $  1,061  $  4,033
                                                                                 ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                   2016     2015      2014
                                                                                 -------  --------  --------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................................................. $   544  $  1,464  $  4,420
                                                                                 -------  --------  --------

Other comprehensive income (loss) net of income taxes:
   Foreign currency translation adjustment......................................     (18)      (25)      (21)
   Change in unrealized gains (losses), net of reclassification adjustment......    (217)     (881)      969
   Changes in defined benefit plan related items not yet recognized in periodic
     benefit cost, net of reclassification adjustment...........................      (3)       (4)      (23)
                                                                                 -------  --------  --------
Total other comprehensive income (loss), net of income taxes....................    (238)     (910)      925
                                                                                 -------  --------  --------

Comprehensive income (loss).....................................................     306       554     5,345

  Less: Comprehensive (income) loss attributable to noncontrolling interest.....    (452)     (388)     (358)
                                                                                 -------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable....................... $  (146) $    166  $  4,987
                                                                                 =======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                    2016       2015       2014
                                                                                 ---------  ---------  ---------
                                                                                          (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end of year......................... $       2  $       2  $       2
                                                                                 ---------  ---------  ---------

  Capital in excess of par value, beginning of year.............................     5,321      5,957      5,934
  Deferred tax on dividend of AB Units..........................................        --        (35)       (26)
  Non cash capital contribution from AXA Financial (See Note 12)................        --        137         --
  Transfer of unrecognized net actuarial loss of the AXA Equitable Qualified
   Pension Plan to AXA Financial (see Note 15)..................................        --       (772)        --
  Changes in capital in excess of par value.....................................        18         34         49
                                                                                 ---------  ---------  ---------
  Capital in excess of par value, end of year...................................     5,339      5,321      5,957
                                                                                 ---------  ---------  ---------

  Retained earnings, beginning of year..........................................     8,958      8,809      5,205
  Net earnings (loss)...........................................................        75      1,061      4,033
  Shareholder dividends.........................................................    (1,050)      (912)      (429)
                                                                                 ---------  ---------  ---------
  Retained earnings, end of year................................................     7,983      8,958      8,809
                                                                                 ---------  ---------  ---------

  Accumulated other comprehensive income (loss), beginning of year..............       228        351       (603)
  Transfer of unrecognized net actuarial loss of the AXA Equitable Qualified
   Pension Plan to AXA Financial (see Note 15)..................................        --        772         --
  Other comprehensive income (loss).............................................      (221)      (895)       954
                                                                                 ---------  ---------  ---------
  Accumulated other comprehensive income (loss), end of year....................         7        228        351
                                                                                 ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................................    13,331     14,509     15,119
                                                                                 ---------  ---------  ---------

  Noncontrolling interest, beginning of year....................................     3,086      2,989      2,903
  Repurchase of AB Holding units................................................      (168)      (154)       (62)
  Net earnings (loss) attributable to noncontrolling interest...................       464        403        387
  Dividends paid to noncontrolling interest.....................................      (384)      (414)      (401)
  Dividend of AB Units by AXA Equitable to AXA Financial........................        --        145         48
  Other comprehensive income (loss) attributable to noncontrolling interest.....       (17)       (15)       (29)
  Other changes in noncontrolling interest......................................       104        132        143
                                                                                 ---------  ---------  ---------

     Noncontrolling interest, end of year.......................................     3,085      3,086      2,989
                                                                                 ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR....................................................... $  16,416  $  17,595  $  18,108
                                                                                 =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                     2016       2015       2014
                                                                                  ---------  ---------  ---------
                                                                                           (IN MILLIONS)
Net earnings (loss).............................................................. $     544  $   1,464  $   4,420
  Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
   Interest credited to policyholders' account balances..........................     1,555        978      1,186
   Universal life and investment-type product policy fee income..................    (3,423)    (3,208)    (3,115)
   (Increase) decrease in the fair value of the reinsurance contract asset.......       261        141     (3,964)
   (Income) loss related to derivative instruments...............................       462         81     (1,605)
   Investment (gains) losses, net................................................       (16)        20         58
   Realized and unrealized (gains) losses on trading securities..................        41         43        (22)
   Non-cash long term incentive compensation expense.............................       152        172        171
   Amortization of deferred sales commission.....................................        41         49         42
   Other depreciation and amortization...........................................       (98)       (18)        44
   Amortization of deferred cost of reinsurance asset............................       159         39        302
   Amortization of other intangibles.............................................        29         28         27

   Changes in:
     Net broker-dealer and customer related receivables/payables.................       608        (38)      (525)
     Reinsurance recoverable.....................................................      (534)      (916)      (488)
     Segregated cash and securities, net.........................................      (381)       (89)       505
     Deferred policy acquisition costs...........................................       162       (331)      (413)
     Future policy benefits......................................................       783        934      1,647
     Current and deferred income taxes...........................................      (771)       258      1,448
     Accounts payable and accrued expenses.......................................       (66)        38       (259)
   Other, net....................................................................        31        111        (98)
                                                                                  ---------  ---------  ---------
  Net cash provided by (used in) operating activities............................ $    (461) $    (244) $    (639)
                                                                                  ---------  ---------  ---------

Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale.......................................... $   7,154  $   4,368  $   3,157
   Mortgage loans on real estate.................................................       676        609        652
   Trading account securities....................................................     6,271     10,768      6,099
   Other.........................................................................        32        134         99
  Payment for the purchase/origination of:
   Fixed maturities, available for sale..........................................    (7,873)    (4,701)    (5,184)
   Mortgage loans on real estate.................................................    (3,261)    (1,311)    (1,432)
   Trading account securities....................................................    (8,691)   (12,501)    (7,014)
   Other.........................................................................      (250)      (132)      (135)
  Cash settlements related to derivative instruments.............................       102        529        999
  Decrease in loans to affiliates................................................       384         --         --
  Change in short-term investments...............................................      (205)      (363)        (5)
  Investment in capitalized software, leasehold improvements and EDP equipment...       (85)       (71)       (83)
  Purchase of business, net of cash acquired.....................................       (21)        --        (61)
  Other, net.....................................................................       409        203        157
                                                                                  ---------  ---------  ---------

Net cash provided by (used in) investing activities.............................. $  (5,358) $  (2,468) $  (2,751)
                                                                                  ---------  ---------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                                                     2016       2015       2014
                                                                                  ---------  ---------  ---------
                                                                                           (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits...................................................................... $   9,342  $   5,757  $   6,011
   Withdrawals...................................................................    (2,874)    (2,861)    (2,867)
   Transfer (to) from Separate Accounts..........................................     1,606      1,045        815
  Change in short-term financings................................................       (69)        95        221
  Change in collateralized pledged assets........................................      (677)        (2)       (12)
  Change in collateralized pledged liabilities...................................       125       (270)       430
  (Decrease) increase in overdrafts payable......................................       (85)        --         --
  Repayment of Loans from Affiliates.............................................        --         --       (825)
  Repayment of long term debt....................................................        --       (200)        --
  Shareholder dividends paid.....................................................    (1,050)      (767)      (382)
  Repurchase of AB Holding units.................................................      (236)      (214)       (90)
  Redemptions of non-controlling interests of consolidated VIEs, net.............      (137)        --         --
  Distribution to noncontrolling interest in consolidated subsidiaries...........      (385)      (414)      (401)
  Increase (decrease) in Securities sold under agreement to repurchase...........       104        939        950
  (Increase) decrease in securities purchased under agreement to resell..........        79        (79)        --
  Other, net.....................................................................         8          5         (7)
                                                                                  ---------  ---------  ---------

Net cash provided by (used in) financing activities..............................     5,751      3,034      3,843
                                                                                  ---------  ---------  ---------

Effect of exchange rate changes on cash and cash equivalents.....................       (10)       (10)       (20)
Change in cash and cash equivalents..............................................       (78)       312        433
Cash and cash equivalents, beginning of year.....................................     3,028      2,716      2,283
                                                                                  ---------  ---------  ---------

Cash and Cash Equivalents, End of Year........................................... $   2,950  $   3,028  $   2,716
                                                                                  =========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................................................. $      11  $      19  $      72
                                                                                  =========  =========  =========
  Income Taxes (Refunded) Paid................................................... $     613  $     (80) $     272
                                                                                  =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable annuity products, employee benefit products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   At December 31, 2016 and 2015, the Company's economic interest in AB was 29.0% and 28.6%, respectively. At December 31, 2016 and 2015, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 63.7% and 62.8%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2016", "2015" and "2014" refer to the years ended December 31, 2016, 2015 and 2014, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016 with no significant impact to the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this new standard beginning January 1, 2016, having elected not to early-adopt in previous interim periods, and applied the guidance using a modified retrospective approach, thereby not requiring the restatement of prior year periods. The Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management segment that were not consolidated in accordance with previous guidance. See Consolidation of VIEs below.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy was intended to eliminate the diversity in practice with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy is now the observability of the inputs. The amendment was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance was effective for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance was effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2014, the FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment. The revised guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The revised guidance will be applied prospectively, and is effective for fiscal year ending December 31, 2020. Early adoption is permitted for fiscal periods beginning after January 1, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016, with early adoption permitted. Adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investments had been held. The amendment is effective for interim and annual periods beginning after December 15, 2016 and should be applied prospectively upon their effective date to increases in the level of ownership interest or degree of influence that result in the adoption of the equity method. The amendment is not expected to have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The amendment is effective for interim and annual periods beginning after December 15, 2016. The provisions will be applied using various transition approaches (prospective, retrospective and modified retrospective). Management is currently evaluating the impact that the adoption of this standard will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for interim and annual periods, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA

   Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees (including former employees) and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2016 and 2015, the carrying value of COLI was $892 million and $864 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2016 and 2015, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $34 million and $72 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions.
   Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2016, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.67% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.67% net of product weighted average Separate Account fees) and 0.0% (-2.33% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2016, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The Company also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.3%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), AXA Equitable has access to collateralized borrowings. AXA Equitable may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with GMDB and GMIB features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs DAC will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2016, participating policies, including those in the Closed Block, represent approximately 5.0% ($17,491 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of earnings (loss). For 2016, 2015 and 2014, investment results of such Separate Accounts were gains (losses) of $8,222 million, $1,148 million and $5,959 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Advisory and Administrative Services Revenues and Related Expenses

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Commissions, fees and other income in the Consolidated statements of earnings (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of earnings (loss).

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2016 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2016. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   Income Taxes

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2016, the Insurance segment's General Account held approximately $1,209 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Insurance segment is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests and/or other financial arrangements, if any, the Insurance segment was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $157,986 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,209 million and approximately $697 million of unfunded commitments at December 31, 2016. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   As a result of adopting the new guidance, the Company identified for consolidation under the VIE model three investment funds sponsored by AB. In addition, the Company identified as a VIE an AB private equity fund previously consolidated at December 31, 2015 under the VOE model. The assets of these consolidated VIEs are presented within other invested assets and cash and cash equivalents and liabilities of these consolidated VIEs are presented within other liabilities on the face of the Company's consolidated balance sheet at December 31, 2016; ownership interests not held by the Company relating to these consolidated VIEs are presented either as redeemable or non-redeemable non-controlling interest, as appropriate.

   In 2016, subsequent to the initial adoption of the VIEs guidance, AB consolidated six additional investment funds that were classified as VIEs in which AB obtained a controlling financial interest due to its investment in those funds and deconsolidated a VIE of which AB no longer was the primary beneficiary due to the redemption of its seed money from the fund. At the time of adoption of the new consolidation guidance, AXA financial consolidated total assets of $265 million, total liabilities of $14 million and redeemable non-controlling interest of $251 million in the consolidated balance sheet. As of December 31, 2016 AXA financial consolidated
   $933 million of assets, liabilities of $293 million and redeemable non-controlling interest of $392 million associated with the consolidation of VIEs.

   As of December 31, 2016, the net assets of investment products sponsored by AB that are non-consolidated VIEs are approximately $43,700 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $13 million at December 31, 2016. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain VISL products as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields.

   The net impact of these model changes and assumption updates in 2016 decreased policyholders' benefits by $77 million, increased the amortization of DAC by $289 million, increased Universal life and investment-type product policy fee income by $22 million, decreased Earnings from continuing operations before income taxes by $189 million and decreased Net earnings by approximately $123 million. Included in these balances are out-of-period adjustments ("OOPA's") which decreased Earnings from continuing operations before income taxes by $49 million in 2016.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase that previously had been anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Earnings from continuing operations before income taxes and Net earnings, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, a decrease in the GMDB/GMIB reserves of $637 million and a decrease in the amortization of DAC of $17 million. In 2015, this assumption update decreased Earnings from continuing operations before income taxes and Net earnings by approximately $92 million and $60 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $723 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $67 million. In 2015, this assumption update decreased Earnings from continuing operations before income taxes and Net earnings by approximately $685 million and $445 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the GMIB reserves of $65 million and a decrease in the amortization of DAC of $13 million. In 2015, this assumption update increased Earnings from continuing operations before income taxes and Net earnings by approximately $164 million and $107 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million and a decrease in the GMIB reserves of $55 million. In 2015, this assumption update decreased Earnings from continuing operations before income taxes and Net earnings by approximately $208 million and $135 million, respectively.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million and an increase in the GMIB reserves of $16 million. In 2014, this assumption update increased Earnings from continuing operations before income taxes and Net earnings by approximately $46 million and $30 million, respectively.

   In addition, in 2014, the Company made a change in the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these changes in 2014 were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively. In 2014, these changes increased Earnings from continuing operations before income taxes and Net earnings by approximately $473 million and $307 million, respectively.

   Out of Period Adjustments

   In 2016, the Company recorded several out-of-period adjustments ("OOPA's") in its financial statements, primarily related to errors in the models used to calculate policyholders' benefit reserves for certain VISL products . These OOPA's resulted in a decrease of $4 million in total revenues and increased total benefits and other deductions by $40 million in 2016.

   Additionally, in 2016, the Company recorded an income tax expense as an OOPA, related to the settlement of inter-company balances between AB and its foreign subsidiaries, which created deemed dividends under Section 956 of the U.S. Internal Revenue Code of 1986, as amended. As a result, the Company has been understating its income tax provision and income tax liability since 2010. As a result of the deemed dividend adjustment discussed above, the accumulated undistributed earnings permanently invested outside the U.S. will decrease significantly as of December 31, 2016. This OOPA resulted in an increase of $38 million in income tax expense and decreased Earnings attributable to noncontrolling interest by $27 million in 2016, respectively.

   In 2016, total OOPA's including those discussed above, decreased Earnings from operations, before income tax by $44 million and Net earnings by $67 million, respectively.

   In 2016, the Company identified an error in the presentation of Universal life and investment-type product policy fee income and Premiums on the consolidated statements of earnings for the years ended December 31, 2015 and 2014. The Company has revised the previously reported balances by decreasing Universal life and investment-type product policy fee income and increasing Premiums by $366 million and $360 million in 2015 and 2014, respectively, to improve the consistency and comparability with the current period presentation. The errors did not impact Total Revenues or Earnings
   (loss) from operations, before income taxes, or Net earnings (loss) and were not considered material to previously issued financial statements.

   In 2015, the Company recorded several OOPAs in its financial statements, primarily related to errors in the models used to calculate the initial fee liability amortization, affiliated ceded reserves and deferred cost of reinsurance for certain of its VISL products. In addition, the Company recorded an OOPA in 2015 related to an error in the model used to calculate the deferred cost of reinsurance with an un-affiliated reinsurer related to the reinsurance of the Company's business. These OOPAs resulted in a decrease of $112 in total revenues, a $51 million decrease in total benefits and other deductions, a $61 million decrease in earnings (loss) from operations, before income taxes and a $40 million decrease in net earnings.

   In 2014, the Company recorded several OOPAs in its financial statements primarily related to updates in the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an OOPA related to an understatement of the dividend of AB Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AB Unit dividend over the recorded value. The net impact of the corrections to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively.

   Management has evaluated the impact of all OOPAs both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements, or to the periods in which they were corrected.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS        GROSS
                                              AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                                COST       GAINS       LOSSES     FAIR VALUE IN AOCI/(3)/
                                              ---------- ---------- ------------- ---------- -----------
                                                                    (IN MILLIONS)
DECEMBER 31, 2016
-----------------
Fixed Maturity Securities:
  Public corporate........................... $   12,418 $      675     $      81 $   13,012    $     --
  Private corporate..........................      6,880        215            55      7,040          --
  U.S. Treasury, government and agency.......     10,739        221           624     10,336          --
  States and political subdivisions..........        432         63             2        493          --
  Foreign governments........................        375         29            14        390          --
  Commercial mortgage-backed.................        415         28            72        371           7
  Residential mortgage-backed/(1)/...........        294         20            --        314          --
  Asset-backed/(2)/..........................         51         10             1         60           3
  Redeemable preferred stock.................        519         45            10        554          --
                                              ---------- ----------     --------- ----------    --------
   Total Fixed Maturities....................     32,123      1,306           859     32,570          10

Equity securities............................        113         --            --        113          --
                                              ---------- ----------     --------- ----------    --------

Total at December 31, 2016................... $   32,236 $    1,306     $     859 $   32,683    $     10
                                              ========== ==========     ========= ==========    ========

December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $   12,890 $      688     $     202 $   13,376    $     --
  Private corporate..........................      6,818        232           124      6,926          --
  U.S. Treasury, government and agency.......      8,800        280           305      8,775          --
  States and political subdivisions..........        437         68             1        504          --
  Foreign governments........................        397         36            18        415          --
  Commercial mortgage-backed.................        591         29            87        533           9
  Residential mortgage-backed/(1)/...........        608         32            --        640          --
  Asset-backed/(2)/..........................         68         10             1         77           3
  Redeemable preferred stock.................        592         57             2        647          --
                                              ---------- ----------     --------- ----------    --------
   Total Fixed Maturities....................     31,201      1,432           740     31,893          12

Equity securities............................         34         --             2         32          --
                                              ---------- ----------     --------- ----------    --------

Total at December 31, 2015................... $   31,235 $    1,432     $     742 $   31,925    $     12
                                              ========== ==========     ========= ==========    ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2016 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2016

                                               AMORTIZED
                                                 COST     FAIR VALUE
                                              ----------- -----------
                                                   (IN MILLIONS)
Due in one year or less...................... $     1,537 $     1,549
Due in years two through five................       7,736       8,128
Due in years six through ten.................       8,898       9,005
Due after ten years..........................      12,673      12,589
                                              ----------- -----------
   Subtotal..................................      30,844      31,271
Commercial mortgage-backed securities........         415         371
Residential mortgage-backed securities.......         294         314
Asset-backed securities......................          51          60
Redeemable preferred stocks..................         519         554
                                              ----------- -----------
Total........................................ $    32,123 $    32,570
                                              =========== ===========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2016, 2015 and 2014:

                                                      DECEMBER 31,
                                              ---------------------------
                                                 2016      2015     2014
                                              ---------  -------  -------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   4,324  $   979  $   716
                                              =========  =======  =======
Gross gains on sales......................... $     111  $    33  $    21
                                              =========  =======  =======
Gross losses on sales........................ $     (58) $    (8) $    (9)
                                              =========  =======  =======
Total OTTI................................... $     (65) $   (41) $   (72)
Non-credit losses recognized in OCI..........        --       --       --
                                              ---------  -------  -------
Credit losses recognized in earnings (loss).. $     (65) $   (41) $   (72)
                                              =========  =======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                        2016      2015
                                                                                      --------  --------
                                                                                         (IN MILLIONS)
Balances at January 1,............................................................... $   (198) $   (254)
Previously recognized impairments on securities that matured, paid, prepaid or sold..       73        97
Recognized impairments on securities impaired to fair value this period/(1)/.........      (17)      (11)
Impairments recognized this period on securities not previously impaired.............      (46)      (22)
Additional impairments this period on securities previously impaired.................       (2)       (8)
Increases due to passage of time on previously recorded credit losses................       --        --
Accretion of previously recognized impairments due to increases in expected
  cash flows.........................................................................       --        --
                                                                                      --------  --------
Balances at December 31,............................................................. $   (190) $   (198)
                                                                                      ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ---------------
                                                2016     2015
                                               ------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    19 $    16
   All other..................................     428     676
  Equity securities...........................      --      (2)
                                               ------- -------
Net Unrealized Gains (Losses)................. $   447 $   690
                                               ======= =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                      AOCI GAIN
                                                                                                        (LOSS)
                                               NET UNREALIZED                           DEFERRED      RELATED TO
                                                    GAIN                                 INCOME     NET UNREALIZED
                                                (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                                INVESTMENTS      DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              ---------------  -------  -------------  -----------  --------------
                                                                          (IN MILLIONS)
BALANCE, JANUARY 1, 2016..................... $            16  $    --  $          (4) $        (5) $            7
Net investment gains (losses) arising during
  the period.................................              (6)      --             --           --              (6)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........               9       --             --           --               9
   Excluded from Net earnings (loss)/(1)/....              --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................              --       (1)            --           --              (1)
   Deferred income taxes.....................              --       --             --            2               2
   Policyholders liabilities.................              --       --             (6)          --              (6)
                                              ---------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2016................... $            19  $    (1) $         (10) $        (3) $            5
                                              ===============  =======  =============  ===========  ==============

BALANCE, JANUARY 1, 2015..................... $            10  $    --  $          --  $        (4) $            6
Net investment gains (losses) arising during
  the period.................................              (7)      --             --           --              (7)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....              --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................              --       --             --           --              --
   Deferred income taxes.....................              --       --             --           (1)             (1)
   Policyholders liabilities.................              --       --             (4)          --              (4)
                                              ---------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $            16  $    --  $          (4) $        (5) $            7
                                              ===============  =======  =============  ===========  ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                        AOCI GAIN
                                                                                                          (LOSS)
                                              NET UNREALIZED                             DEFERRED       RELATED TO
                                                  GAINS                                   INCOME      NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS    TAX ASSET      INVESTMENT
                                               INVESTMENTS       DAC     LIABILITIES    (LIABILITY)   GAINS (LOSSES)
                                              --------------  --------  -------------  ------------  ---------------
                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2016..................... $          674  $    (82) $        (213) $       (133) $           246
Net investment gains (losses) arising during
  the period.................................           (240)       --             --            --             (240)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             (6)       --             --            --               (6)
   Excluded from Net earnings (loss)/(1)/....             --        --             --            --               --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        (5)            --            --               (5)
   Deferred income taxes.....................             --        --             --            80               80
   Policyholders liabilities.................             --        --             24            --               24
                                              --------------  --------  -------------  ------------  ---------------
BALANCE, DECEMBER 31, 2016................... $          428  $    (87) $        (189) $        (53) $            99
                                              ==============  ========  =============  ============  ===============

BALANCE, JANUARY 1, 2015..................... $        2,231  $   (122) $        (368) $       (610) $         1,131
Net investment gains (losses) arising during
  the period.................................         (1,562)       --             --            --           (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              5        --             --            --                5
   Excluded from Net earnings (loss)/(1)/....             --        --             --            --               --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        40             --            --               40
   Deferred income taxes.....................             --        --             --           477              477
   Policyholders liabilities.................             --        --            155            --              155
                                              --------------  --------  -------------  ------------  ---------------
BALANCE, DECEMBER 31, 2015................... $          674  $    (82) $        (213) $       (133) $           246
                                              ==============  ========  =============  ============  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 794 issues at December 31, 2016 and the 810 issues at December 31, 2015 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ----------------------- ---------------------- ---------------------
                                                            GROSS                   GROSS                 GROSS
                                                          UNREALIZED              UNREALIZED            UNREALIZED
                                              FAIR VALUE    LOSSES    FAIR VALUE    LOSSES   FAIR VALUE   LOSSES
                                              ---------- ------------ ----------- ---------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    2,455 $         75 $       113  $       6 $    2,568  $      81
  Private corporate..........................      1,483           38         277         17      1,760         55
  U.S. Treasury, government and agency.......      5,356          624          --         --      5,356        624
  States and political subdivisions..........         --           --          18          2         18          2
  Foreign governments........................         73            3          49         11        122         14
  Commercial mortgage-backed.................         66            5         171         67        237         72
  Residential mortgage-backed................         47           --           4         --         51         --
  Asset-backed...............................          4           --           8          1         12          1
  Redeemable preferred stock.................        218            9          12          1        230         10
                                              ---------- ------------ -----------  --------- ----------  ---------

Total........................................ $    9,702 $        754 $       652  $     105 $   10,354  $     859
                                              ========== ============ ===========  ========= ==========  =========

                                                Less Than 12 Months    12 Months or Longer           Total
                                              ----------------------- ---------------------- ---------------------
                                                            Gross                   Gross                 Gross
                                                          Unrealized              Unrealized            Unrealized
                                              Fair Value    Losses    Fair Value    Losses   Fair Value   Losses
                                              ---------- ------------ ----------- ---------- ---------- ----------
                                                                         (In Millions)
December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $        129 $       359  $      73 $    3,450 $      202
  Private corporate..........................      1,926          102         184         22      2,110        124
  U.S. Treasury, government and agency.......      3,538          305          --         --      3,538        305
  States and political subdivisions..........         19            1          --         --         19          1
  Foreign governments........................         73            7          39         11        112         18
  Commercial mortgage-backed.................         67            2         261         85        328         87
  Residential mortgage-backed................         11           --          29         --         40         --
  Asset-backed...............................         11           --          17          1         28          1
  Redeemable preferred stock.................         43           --          40          2         83          2
                                              ---------- ------------ -----------  --------- ---------- ----------

Total........................................ $    8,779 $        546 $       929  $     194 $    9,708 $      740
                                              ========== ============ ===========  ========= ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2016 and 2015 were $169 million and $157 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2016 and 2015, respectively, approximately $1,574 million and $1,310 million, or 4.9% and 4.2%, of the $32,123 million and $31,201 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $28 million and $97 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, the $105 million and $194 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either
   December 31, 2016 or 2015. As of December 31, 2016, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2016 and 2015, respectively, the Company owned
   $6 million and $7 million in RMBS backed by subprime residential mortgage loans, and $5 million and $6 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2016, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $5 million.

   At December 31, 2016 and 2015, respectively, the amortized cost of the Company's trading account securities was $9,177 million and $6,866 million with respective fair values of $9,134 million and $6,805 million. Also at December 31, 2016 and 2015, respectively, Trading securities included the General Account's investment in Separate Accounts which had carrying values of $63 million and $82 million and costs of $46 million and $72 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $15 million and $16 million at December 31, 2016 and 2015, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $1 million and $1 million in 2016, 2015 and 2014, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $4 million in 2016, 2015 and 2014, respectively. The TDR mortgage loan shown in the table below has been modified five times since 2011. The modifications extended the maturity from its original maturity of November 5, 2014 to March 5, 2017 and extended interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $15 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2016

                                                           OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ---------------------------------------
                                              OF LOANS PRE-MODIFICATION    POST-MODIFICATION
                                              -------- ----------------- ---------------------
                                                                (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $              15 $                  15

   There were no default payments on the above loan during 2016. There were no agricultural troubled debt restructuring mortgage loans in 2016.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2016, 2015 and 2014 are as follows:

                                               COMMERCIAL MORTGAGE LOANS
                                              ---------------------------
                                                2016     2015      2014
                                              -------  --------  --------
                                                     (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $     6  $     37  $     42
   Charge-offs...............................      --       (32)      (14)
   Recoveries................................      (2)       (1)       --
   Provision.................................       4         2         9
                                              -------  --------  --------
Ending Balance, December 31,................. $     8  $      6  $     37
                                              =======  ========  ========

Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $     8  $      6  $     37
                                              =======  ========  ========

   There were no allowances for credit losses for agricultural mortgage loans in 2016, 2015 and 2014.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2016 and 2015, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2016

                                                          DEBT SERVICE COVERAGE RATIO
                                              ---------------------------------------------------
                                                                                            LESS   TOTAL
                                               GREATER   1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                              THAN 2.0X   2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- ------- -------- -------- ------- ------ ---------
                                                                      (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      738 $    95 $     59 $     56 $    -- $   -- $     948
  50% - 70%..................................      3,217     430      673    1,100      76     --     5,496
  70% - 90%..................................        282      65      229      127      28     46       777
  90% plus...................................         --      --       28       15      --     --        43
                                              ---------- ------- -------- -------- ------- ------ ---------

Total Commercial Mortgage Loans.............. $    4,237 $   590 $    989 $  1,298 $   104 $   46 $   7,264
                                              ========== ======= ======== ======== ======= ====== =========

AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      254 $   138 $    296 $    468 $   286 $   49 $   1,491
  50% - 70%..................................        141      57      209      333     219     45     1,004
  70% - 90%..................................         --      --        2        4      --     --         6
  90% plus...................................         --      --       --       --      --     --        --
                                              ---------- ------- -------- -------- ------- ------ ---------

Total Agricultural Mortgage Loans............ $      395 $   195 $    507 $    805 $   505 $   94 $   2,501
                                              ========== ======= ======== ======== ======= ====== =========

TOTAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      992 $   233 $    355 $    524 $   286 $   49 $   2,439
  50% - 70%..................................      3,358     487      882    1,433     295     45     6,500
  70% - 90%..................................        282      65      231      131      28     46       783
  90% plus...................................         --      --       28       15      --     --        43
                                              ---------- ------- -------- -------- ------- ------ ---------

Total Mortgage Loans......................... $    4,632 $   785 $  1,496 $  2,103 $   609 $  140 $   9,765
                                              ========== ======= ======== ======== ======= ====== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2015

                                                          Debt Service Coverage Ratio
                                              ----------------------------------------------------
                                                                                            Less    Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to   than   Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x     1.0x    Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- -------- ------- --------
                                                                      (In Millions)
Commercial Mortgage Loans/(1)/
  0% - 50%................................... $     533 $    -- $    102 $     12 $     24 $    -- $    671
  50% - 70%..................................     1,392     353      741      853       77      --    3,416
  70% - 90%..................................       141      --      206      134      124      46      651
  90% plus...................................        63      --       --       46       --      --      109
                                              --------- ------- -------- -------- -------- ------- --------

Total Commercial Mortgage Loans.............. $   2,129 $   353 $  1,049 $  1,045 $    225 $    46 $  4,847
                                              ========= ======= ======== ======== ======== ======= ========

Agricultural Mortgage Loans/(1)/
  0% - 50%................................... $     204 $   116 $    277 $    432 $    256 $    51 $  1,336
  50% - 70%..................................       146      80      192      298      225      47      988
  70% - 90%..................................        --      --        2        4       --      --        6
  90% plus...................................        --      --       --       --       --      --       --
                                              --------- ------- -------- -------- -------- ------- --------

Total Agricultural Mortgage Loans............ $     350 $   196 $    471 $    734 $    481 $    98 $  2,330
                                              ========= ======= ======== ======== ======== ======= ========

Total Mortgage Loans/(1)/
  0% - 50%................................... $     737 $   116 $    379 $    444 $    280 $    51 $  2,007
  50% - 70%..................................     1,538     433      933    1,151      302      47    4,404
  70% - 90%..................................       141      --      208      138      124      46      657
  90% plus...................................        63      --       --       46       --      --      109
                                              --------- ------- -------- -------- -------- ------- --------

Total Mortgage Loans......................... $   2,479 $   549 $  1,520 $  1,779 $    706 $   144 $  7,177
                                              ========= ======= ======== ======== ======== ======= ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2016 and 2015, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                    RECORDED
                                                                                                   INVESTMENT
                                                                                  TOTAL     OR (GREATER THAN) 90 DAYS
                               30-59 60-89       90 DAYS                        FINANCING              AND
                               DAYS  DAYS   OR (GREATER THAN)   TOTAL CURRENT  RECEIVABLES          ACCRUING
                               ----- ----- -------------------- ----- -------- ----------- ---------------------------
                                                                    (IN MILLIONS)
DECEMBER 31, 2016:
------------------
  Commercial.................. $  -- $  -- $                 -- $  -- $  7,264  $    7,264 $                        --
  Agricultural................     9     2                    6    17    2,484       2,501                           6
                               ----- ----- -------------------- ----- --------  ---------- ---------------------------
TOTAL MORTGAGE LOANS.......... $   9 $   2 $                  6 $  17 $  9,748  $    9,765 $                         6
                               ===== ===== ==================== ===== ========  ========== ===========================

December 31, 2015:
------------------
  Commercial.................. $  -- $  -- $                 30 $  30 $  4,817  $    4,847 $                        --
  Agricultural................    12     7                    4    23    2,307       2,330                           4
                               ----- ----- -------------------- ----- --------  ---------- ---------------------------
Total Mortgage Loans.......... $  12 $   7 $                 34 $  53 $  7,124  $    7,177 $                         4
                               ===== ===== ==================== ===== ========  ========== ===========================

   The following table provides information relating to impaired mortgage loans at December 31, 2016 and 2015, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                    AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED       RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/  RECOGNIZED
                                              ---------- ---------- ----------  ---------------- -----------
                                                                      (IN MILLIONS)
DECEMBER 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --  $             22 $        --
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
TOTAL........................................ $       15 $       15 $       --  $             22 $        --
                                              ========== ========== ==========  ================ ===========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8) $             48 $         2
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
TOTAL........................................ $       27 $       27 $       (8) $             48 $         2
                                              ========== ========== ==========  ================ ===========

December 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       46 $       46 $       --  $             15 $        --
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
Total........................................ $       46 $       46 $       --  $             15 $        --
                                              ========== ========== ==========  ================ ===========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       63 $       63 $       (6) $            137 $         4
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
Total........................................ $       63 $       63 $       (6) $            137 $         4
                                              ========== ========== ==========  ================ ===========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests, real estate joint ventures and investment companies accounted for under the equity method with a total carrying value of $1,295 million and $1,363 million, respectively, at December 31, 2016 and 2015. The Company's total equity in net earnings (losses) for these limited partnership interests was $60 million, $71 million and $206 million, respectively, for 2016, 2015 and 2014.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a Derivative Use Plan approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest-rate risk arising from issuance of funding agreements

   The Company issues fixed and floating rate funding agreements, to fund originated non-recourse commercial real estate mortgage loans, the terms of which may result in short term economic interest rate risk between mortgage loan commitment and mortgage loan funding. The company uses forward interest-rate swaps to protect against interest rate fluctuations during this period. Realized gains and losses from the forward interest rate swaps are amortized over the life of the loan in interest credited to policyholder's account balances.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   Periodically, the Company enters into futures on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty, in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2016 and 2015, respectively, the Company's unrealized gains (losses) related to this program were $(97) million and $(4) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the super senior tranche of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   During third quarter 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. In 2016, the Company derecognized approximately $995 million U.S. Treasury securities for which the Company received proceeds of approximately $1,007 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2016, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $888 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2016 is approximately $(154) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2016

                                                               FAIR VALUE
                                                         -----------------------
                                                                                 GAINS (LOSSES)
                                               NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                                AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              ---------- ----------- ----------- ---------------
                                                                 (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $    5,086 $         1 $         1  $         (826)
  Swaps......................................      3,529          13          67            (290)
  Options....................................     11,465       2,114       1,154             727
Interest rate contracts:/(1)/
  Floors.....................................      1,500          11          --               4
  Swaps......................................     18,933         246       1,163            (224)
  Futures....................................      6,926          --          --              --
  Swaptions..................................         --          --          --              87

                                                               FAIR VALUE
                                                        ------------------------
                                                                                  GAINS (LOSSES)
                                              NOTIONAL     ASSET      LIABILITY     REPORTED IN
                                               AMOUNT   DERIVATIVES  DERIVATIVES  EARNINGS (LOSS)
                                              --------- ------------ ----------- ----------------
                                                                 (IN MILLIONS)
Credit contracts:/(1)/
  Credit default swaps....................... $   2,757 $         20 $        15 $             15
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       730           52           6               45
  Margin.....................................        --          107           6               --
  Collateral.................................        --          712         748               --
                                                                                 ----------------
NET INVESTMENT INCOME (LOSS).................                                                (462)
                                                                                 ----------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --       10,309          --             (261)
GIB and GWBL and other features/(2)/.........        --           --         164              (20)
SCS, SIO, MSO and IUL indexed features/(3)/..        --           --         887             (754)
                                              --------- ------------ ----------- ----------------
Balances, December 31, 2016.................. $  50,926 $     13,585 $     4,211 $         (1,497)
                                              ========= ============ =========== ================

   /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
   /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2015

                                                               Fair Value
                                                        -------------------------
                                                                                   Gains (Losses)
                                              Notional     Asset      Liability      Reported In
                                               Amount   Derivatives  Derivatives   Earnings (Loss)
                                              --------- ------------ ------------ ----------------
                                                                  (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   7,089 $          2 $          3 $            (84)
  Swaps......................................     1,359            8           21              (45)
  Options....................................     7,358        1,042          652               14
Interest rate contracts:/(1)/
  Floors.....................................     1,800           61           --               12
  Swaps......................................    13,718          351          108               (8)
  Futures....................................     8,685           --           --              (81)
  Swaptions..................................        --           --           --              118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442           16           38              (14)
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       263            5            4                7
                                                                                  ----------------
Net investment income (loss).................                                                  (81)
                                                                                  ----------------

Embedded derivatives:
GMIB reinsurance contracts...................        --       10,570           --             (141)
GIB and GWBL and other features/(2)/.........        --           --          184              (56)
SCS, SIO, MSO and IUL indexed features/(3)/..        --           --          310              (38)
                                              --------- ------------ ------------ ----------------
Balances, December 31, 2015.................. $  42,714 $     12,055 $      1,320 $           (316)
                                              ========= ============ ============ ================

   /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
   /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2016 are exchange-traded and net settled daily in cash. At December 31, 2016, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $209 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $28 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $15 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2016 and 2015, respectively, the Company held $755 million and $655 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2016 and 2015, respectively, were $700 million and $5 million, for which the Company posted collateral of $820 million and $5 million at December 31, 2016 and 2015, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2016 and 2015, the balance outstanding under reverse repurchase transactions was $0 million and $79 million, respectively. At December 31, 2016 and 2015, the balance outstanding under securities repurchase transactions was $1,996 million and $1,890 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2016

                                                                            GROSS
                                                               GROSS       AMOUNTS       NET AMOUNTS
                                                              AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                                             RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                                             ---------- -------------- ----------------
                                                                            (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................................ $    2,128 $        1,219 $            909
Interest rate contracts.....................................        253          1,162             (909)
Credit contracts............................................         20             14                6
Currency....................................................         48              1               47
Margin......................................................        107              6              101
Collateral..................................................        712            747              (35)
                                                             ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA Master Agreement....      3,268          3,149              119
Total Derivatives, not subject to an ISDA Master Agreement..          4             --                4
                                                             ---------- -------------- ----------------
  Total Derivatives.........................................      3,272          3,149              123
Other financial instruments.................................      2,063             --            2,063
                                                             ---------- -------------- ----------------
  Other invested assets..................................... $    5,335 $        3,149 $          2,186
                                                             ========== ============== ================
Securities purchased under agreement to resell.............. $       -- $           -- $             --
                                                             ========== ============== ================

                                                                            GROSS
                                                               GROSS       AMOUNTS       NET AMOUNTS
                                                              AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                                             RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                                             ---------- -------------- ----------------
                                                                            (IN MILLIONS)
LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................................ $    1,219 $        1,219 $             --
Interest rate contracts.....................................      1,162          1,162               --
Credit contracts............................................         14             14               --
Currency....................................................          1              1               --
Margin......................................................          6              6               --
Collateral..................................................        747            747               --
                                                             ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA Master Agreement....      3,149          3,149               --
Total Derivatives, not subject to an ISDA Master Agreement..         --             --               --
                                                             ---------- -------------- ----------------
  Total Derivatives.........................................      3,149          3,149               --
Other non-financial liabilities.............................      2,108             --            2,108
                                                             ---------- -------------- ----------------
  Other liabilities......................................... $    5,257 $        3,149 $          2,108
                                                             ========== ============== ================
Securities sold under agreement to repurchase/(3)/.......... $    1,992 $           -- $          1,992
                                                             ========== ============== ================

   /(1)/Excludes Investment Management segment's $13 million net derivative assets (including derivative assets of consolidated VIEs), $3 million long exchange traded options and $83 million of securities borrowed.
   /(2)/Excludes Investment Management segment's $11 million net derivative liabilities (including derivative liabilities of consolidated VIEs), $1 million short exchange traded options.
   /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016.

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2016

                                                                                COLLATERAL (RECEIVED)/HELD
                                                                                ------------------------
                                                               FAIR VALUE OF     FINANCIAL                      NET
                                                                   ASSETS       INSTRUMENTS       CASH        AMOUNTS
                                                             -----------------  -----------   -----------  ------------
                                                                                   (IN MILLIONS)
ASSETS/(1)/
Counterparty A.............................................. $              46  $        --   $       (48) $         (2)
Counterparty B..............................................              (128)          --           132             4
Counterparty C..............................................              (116)          --           138            22
Counterparty D..............................................               182           --          (176)            6
Counterparty E..............................................               (65)          --            83            18
Counterparty F..............................................                (3)          --            16            13
Counterparty G..............................................               219           --          (214)            5
Counterparty H..............................................               104           --          (110)           (6)
Counterparty I..............................................              (188)          --           203            15
Counterparty J..............................................               (93)          --           115            22
Counterparty K..............................................                92           --           (96)           (4)
Counterparty L..............................................                (3)          --             3            --
Counterparty M..............................................              (105)          --           120            15
Counterparty N..............................................                 4           --            --             4
Counterparty Q..............................................                10           --           (11)           (1)
Counterparty T..............................................                --           --             2             2
Counterparty U..............................................                 1           --            10            11
Counterparty V..............................................                96           --          (101)           (5)
                                                             -----------------  -----------   -----------  ------------
  Total Derivatives......................................... $              53  $        --   $        66  $        119
Other financial instruments.................................             2,067           --            --         2,067
                                                             -----------------  -----------   -----------  ------------
  OTHER INVESTED ASSETS..................................... $           2,120  $        --   $        66  $      2,186
                                                             =================  ===========   ===========  ============

                                                                                COLLATERAL (RECEIVED)/HELD
                                                                NET AMOUNTS     ------------------------
                                                              PRESENTED IN THE   FINANCIAL                      NET
                                                               BALANCE SHEETS   INSTRUMENTS       CASH        AMOUNTS
                                                             -----------------  -----------   -----------  ------------
                                                                                   (IN MILLIONS)
LIABILITIES/(2)/
Counterparty D.............................................. $             767  $      (767)  $        --            --
Counterparty M..............................................               410         (410)           --            --
Counterparty C..............................................               302         (296)           (2)            4
Counterparty W..............................................               513         (513)           --            --
                                                             -----------------  -----------   -----------  ------------
  Securities sold under agreement to repurchase/(3)/........ $           1,992  $    (1,986)  $        (2) $          4
                                                             =================  ===========   ===========  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets (including those related to derivative assets of consolidated VIEs) and $83 million related to securities borrowed.
  /(2)/Excludes Investment Management segment's cash collateral pledged of $8 million related to derivative liabilities (including those related to derivative liabilities of consolidated VIEs).
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                               AT DECEMBER 31, 2016
                                              -------------------------------------------------------
                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              -------------------------------------------------------
                                              OVERNIGHT AND UP TO 30    30-90   GREATER THAN
                                               CONTINUOUS     DAYS      DAYS      90 DAYS     TOTAL
                                              ------------- --------- --------- ------------ --------
                                                                   (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE/(2)/
  U.S. Treasury and agency securities........ $          -- $   1,992 $      -- $         -- $  1,992
                                              ------------- --------- --------- ------------ --------
Total........................................ $          -- $   1,992 $      -- $         -- $  1,992
                                              ------------- --------- --------- ------------ --------

  /(1)/Excludes Investment Management segment's $83 million of securities borrowed.
  /(2)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2015

                                                        Gross
                                           Gross       Amounts       Net Amounts
                                          Amounts   Offset in the  Presented in the
                                         Recognized Balance Sheets  Balance Sheets
                                         ---------- -------------- ----------------
                                                        (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts........................ $    1,049  $         673 $            376
Interest rate contracts.................        389            104              285
Credit contracts........................         14             37              (23)
                                         ----------  ------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement.....................      1,452            814              638
Total Derivatives, not subject to an
  ISDA Master Agreement.................         20             --               20
                                         ----------  ------------- ----------------
  Total Derivatives.....................      1,472            814              658
Other financial instruments/(2) (4)/....      1,271             --            1,271
                                         ----------  ------------- ----------------
  Other invested assets/(2)/............ $    2,743  $         814 $          1,929
                                         ==========  ============= ================
  Securities purchased under agreement
   to resell............................ $       79  $          -- $             79
                                         ==========  ============= ================

                                                                                                Gross
                                                                                   Gross       Amounts       Net Amounts
                                                                                  Amounts   Offset in the  Presented in the
                                                                                 Recognized Balance Sheets  Balance Sheets
                                                                                 ---------- -------------- ----------------
                                                                                               (In Millions)
LIABILITIES/(3)/
Description
Derivatives:
Equity contracts................................................................ $      673  $         673  $            --
Interest rate contracts.........................................................        104            104               --
Credit contracts................................................................         37             37               --
                                                                                 ----------  -------------  ---------------
  Total Derivatives, subject to an ISDA Master Agreement........................        814            814               --
Total Derivatives, not subject to an ISDA Master Agreement......................         --             --               --
                                                                                 ----------  -------------  ---------------
  Total Derivatives.............................................................        814            814               --
Other non-financial liabilities.................................................      2,586             --            2,586
                                                                                 ----------  -------------  ---------------
  Other liabilities............................................................. $    3,400  $         814  $         2,586
                                                                                 ==========  =============  ===============
  Securities sold under agreement to repurchase................................. $    1,890  $          --  $         1,890
                                                                                 ==========  =============  ===============

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
   /(2)/Includes $141 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2015

                                                                Collateral (Received)/Held
                                                Net Amounts     --------------------------
                                              Presented in the    Financial                    Net
                                               Balance Sheets    Instruments       Cash      Amounts
                                              ----------------  -------------  -----------  ---------
                                                                   (In Millions)
ASSETS/(1)/
Counterparty A............................... $             52  $          --  $       (52) $      --
Counterparty B...............................                9             --           (7)         2
Counterparty C...............................               61             --          (58)         3
Counterparty D...............................              222             --         (218)         4
Counterparty E...............................               53             --          (53)        --
Counterparty F...............................               (2)            --            2         --
Counterparty G...............................              129             --         (129)        --
Counterparty H...............................               16            (11)          (5)        --
Counterparty I...............................               44             --          (39)         5
Counterparty J...............................               19             --          (13)         6
Counterparty K...............................               17             --          (17)        --
Counterparty L...............................                7             --           (7)        --
Counterparty M...............................               11             --          (10)         1
Counterparty N...............................               20             --           --         20
Counterparty Q...............................               --             --           --         --
Counterparty T...............................               (3)            --            3         --
Counterparty U...............................               --             --            1          1
Counterparty V...............................                3             --           (3)        --
                                              ----------------  -------------  -----------  ---------
  Total Derivatives.......................... $            658  $         (11) $      (605) $      42

                                                                                        Collateral (Received)/Held
                                                                         Net Amounts    -------------------------
                                                                       Presented in the   Financial                    Net
                                                                        Balance Sheets   Instruments      Cash       Amounts
                                                                       ---------------- ------------  -----------  ------------
                                                                                            (In Millions)
Other financial instruments/(2) (4)/.................................. $          1,271 $         --  $        --  $      1,271
                                                                       ---------------- ------------  -----------  ------------
  Other invested assets/(2)/.......................................... $          1,929 $        (11) $      (605) $      1,313
                                                                       ================ ============  ===========  ============
Counterparty M........................................................ $             28 $        (28) $        --  $         --
Counterparty V........................................................ $             51 $        (51) $        --  $         --
                                                                       ---------------- ------------  -----------  ------------
Securities purchased under agreement to resell........................ $             79 $        (79) $        --  $         --
                                                                       ================ ============  ===========  ============

LIABILITIES/(3)/
Counterparty D........................................................ $            234 $       (234) $        --            --
Counterparty C........................................................            1,033       (1,016)         (17)           --
Counterparty M........................................................              623         (611)         (12)           --
                                                                       ---------------- ------------  -----------  ------------
  Securities sold under agreement to repurchase....................... $          1,890 $     (1,861) $       (29) $         --
                                                                       ================ ============  ===========  ============

   /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
   /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                               At December 31, 2015
                                              -------------------------------------------------------
                                                 Remaining Contractual Maturity of the Agreements
                                              -------------------------------------------------------
                                              Overnight and  Up to 30   30-90   Greater Than
                                               Continuous      days     days      90 days     Total
                                              ------------- ---------- -------- ------------ --------
                                                                   (In Millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Securities purchased under agreement to resell
  Corporate securities....................... $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------

   /(1)/Excludes Investment Management segment's $75 million of securities borrowed and $10 million of securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                 2016       2015       2014
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,418  $   1,420  $   1,431
Mortgage loans on real estate................       461        338        306
Repurchase agreement.........................         1          1         --
Other equity investments.....................       170         84        200
Policy loans.................................       210        213        216
Derivative investments.......................      (462)       (81)     1,605
Trading securities...........................        80         17         63
Other investment income......................        44         40         49
                                              ---------  ---------  ---------
  Gross investment income (loss).............     1,922      2,032      3,870
Investment expenses..........................       (66)       (56)       (55)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   1,856  $   1,976  $   3,815
                                              =========  =========  =========

   For 2016, 2015 and 2014, respectively, Net investment income (loss) from derivatives included $(4) million, $474 million and $899 million of realized gains (losses) on contracts closed during those periods and $(458) million, $(555) million and $706 million of unrealized gains (losses) on derivative positions at each respective year end.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of earnings (loss). The table below shows a breakdown of Net investment income from trading account securities during the year ended 2016 and 2015:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                                                           TWELVE MONTHS ENDED
                                                                                 ----------------------------------------
                                                                                 DECEMBER 31,  December 31,  December 31,
                                                                                     2016          2015          2014
                                                                                 ------------  ------------  ------------
                                                                                              (IN MILLIONS)

Net investment gains (losses) recognized during the period on securities held
  at the end of the period...................................................... $        (19) $        (63) $         --
Net investment gains (losses) recognized on securities sold during the period...          (22)           20            22
                                                                                 ------------  ------------  ------------
Unrealized and realized gains (losses) on trading securities....................          (41)          (43)           22
Interest and dividend income from trading securities............................          121            60            41
                                                                                 ------------  ------------  ------------
Net investment income (loss) from trading securities............................ $         80  $         17  $         63
                                                                                 ------------  ------------  ------------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                2016       2015       2014
                                              --------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $     (3) $     (17) $     (54)
Mortgage loans on real estate................       (2)        (1)        (3)
Other equity investments.....................       (2)        (5)        (2)
Other........................................       23          3          1
                                              --------  ---------  ---------
Investment Gains (Losses), Net............... $     16  $     (20) $     (58)
                                              ========  =========  =========

   For 2016, 2015 and 2014, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $4 million and $5 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,584 million and $3,562 million at December 31, 2016 and 2015, respectively. The Company annually tests goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2016 and 2015, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $625 million and $610 million at December 31, 2016 and 2015, respectively and the accumulated amortization of these intangible assets was $468 million and $439 million at December 31, 2016 and 2015, respectively. Amortization expense related to the AB intangible assets totaled $29 million, $28 million and $27 million for 2016, 2015 and 2014, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2016 and 2015, respectively, net deferred sales commissions totaled $64 million and $99 million and are included within Other assets.
   The estimated amortization expense of deferred sales commissions, based on the December 31, 2016 net asset balance for each of the next five years is $32 million, $21 million, $8 million, $3 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2016, the Company determined that the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. The excess of the purchase price over the current fair value of identifiable net assets acquired resulted in the recognition of $22 million of goodwill. AB recorded
   $10 million of definite-lived intangible assets relating to investment management contracts.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015 and 2016, AB purchased additional shares of CPH, bringing AB's ownership interest to 90.0% as of December 31, 2016.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $170 million and $157 million at December 31, 2016 and 2015, respectively. Amortization of capitalized software in 2016, 2015 and 2014 were $52 million, $55 million and $50 million, respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                  DECEMBER 31,
                                                -----------------
                                                  2016     2015
                                                -------- --------
                                                  (IN MILLIONS)

CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account
  balances and other........................... $  7,179 $  7,363
Policyholder dividend obligation...............       52       81
Other liabilities..............................       43      100
                                                -------- --------
Total Closed Block liabilities.................    7,274    7,544
                                                -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair
  value (amortized cost of $3,884 and $4,426)..    4,025    4,599
Mortgage loans on real estate..................    1,623    1,575
Policy loans...................................      839      881
Cash and other invested assets.................      444       49
Other assets...................................      181      258
                                                -------- --------
Total assets designated to the Closed Block....    7,112    7,362
                                                -------- --------
Excess of Closed Block liabilities over assets
  designated to the Closed Block...............      162      182
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation of
   $(52) and $(81).............................      100      103
                                                -------- --------
Maximum Future Earnings To Be Recognized From
  Closed Block Assets and Liabilities.......... $    262 $    285
                                                ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                2016     2015      2014
                                              -------  --------  -------
                                                     (IN MILLIONS)

REVENUES:
Premiums and other income.................... $   238  $    262  $   273
Investment income (loss).....................     349       368      378
Net investment gains (losses)................      (1)        2       (4)
                                              -------  --------  -------
Total revenues...............................     586       632      647
                                              -------  --------  -------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........     548       576      597
Other operating costs and expenses...........       4         4        4
                                              -------  --------  -------
Total benefits and other deductions..........     552       580      601
                                              -------  --------  -------
Net revenues, before income taxes............      34        52       46
Income tax (expense) benefit.................     (12)      (18)     (16)
                                              -------  --------  -------
Net Revenues (Losses)........................ $    22  $     34  $    30
                                              =======  ========  =======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                DECEMBER 31,
                                              ---------------
                                                2016    2015
                                              -------  ------
                                               (IN MILLIONS)

Balances, beginning of year.................. $    81  $  201
Unrealized investment gains (losses).........     (29)   (120)
                                              -------  ------
Balances, End of year........................ $    52  $   81
                                              =======  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS AND DEFERRED ACQUISITION COST

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                DECEMBER 31,
                                              ----------------
                                                2016     2015
                                              -------  -------
                                                (IN MILLIONS)

Balance, beginning of year................... $   534  $   383
Contractholder bonus interest
   credits deferred..........................      13       17
Other........................................      --      174
Amortization charged to income...............     (43)     (40)
                                              -------  -------
Balance, End of Year......................... $   504  $   534
                                              =======  =======

   Changes in deferred acquisition costs at December 31, 2016 and 2015 were as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2016      2015
                                              --------  --------
                                                 (IN MILLIONS)

Balance, beginning of year................... $  4,469  $  4,271
Capitalization of commissions, sales and
  issue expenses.............................      594       615
Amortization.................................     (756)     (284)
Change in unrealized investment gains
   and losses................................       (6)       41
Other........................................       --      (174)
                                              --------  --------
Balance, End of Year......................... $  4,301  $  4,469
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2016 and 2015, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2016

                                               LEVEL 1 LEVEL 2 LEVEL 3  TOTAL
                                               ------- ------- ------- -------
                                                        (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate...........................    $ -- $12,984  $   28 $13,012
   Private Corporate..........................      --   6,223     817   7,040
   U.S. Treasury, government and agency.......      --  10,336      --  10,336
   States and political subdivisions..........      --     451      42     493
   Foreign governments........................      --     390      --     390
   Commercial mortgage-backed.................      --      22     349     371
   Residential mortgage-backed/(1)/...........      --     314      --     314
   Asset-backed/(2)/..........................      --      36      24      60
   Redeemable preferred stock.................     218     335       1     554
                                                  ---- -------  ------ -------
     Subtotal.................................     218  31,091   1,261  32,570
                                                  ---- -------  ------ -------
  Other equity investments....................       3      --       5       8
  Trading securities..........................     478   8,656      --   9,134

                                                LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ---------- ---------  --------- ----------
                                                              (IN MILLIONS)
  Other invested assets:
   Short-term investments..................... $       -- $     574  $      -- $      574
   Assets of consolidated VIEs................        342       205          6        553
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830          6      1,178
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,309     10,309
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,894 $  166,890
                                               ========== =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       -- $      --  $     164 $      164
SCS, SIO, MSO and IUL indexed
   features' liability........................         --       887         --        887
Liabilities of consolidated VIEs..............        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     889  $     182 $    1,319
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2015

                                                 Level 1    Level 2   Level 3    Total
                                               ----------  ---------  -------- ---------
                                                             (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  13,345  $     31 $  13,376
   Private Corporate..........................         --      6,537       389     6,926
   U.S. Treasury, government and agency.......         --      8,775        --     8,775
   States and political subdivisions..........         --        459        45       504
   Foreign governments........................         --        414         1       415
   Commercial mortgage-backed.................         --         30       503       533
   Residential mortgage-backed/(1)/...........         --        640        --       640
   Asset-backed/(2)/..........................         --         37        40        77
   Redeemable preferred stock.................        258        389        --       647
                                               ----------  ---------  -------- ---------
     Subtotal.................................        258     30,626     1,009    31,893
                                               ----------  ---------  -------- ---------
  Other equity investments....................         97         --        49       146
  Trading securities..........................        654      6,151        --     6,805
  Other invested assets:
   Short-term investments.....................         --        369        --       369
   Swaps......................................         --        230        --       230
   Credit Default Swaps.......................         --        (22)       --       (22)
   Futures....................................         (1)        --        --        (1)
   Options....................................         --        390        --       390
   Floors.....................................         --         61        --        61
   Currency Contracts.........................         --          1        --         1
                                               ----------  ---------  -------- ---------
     Subtotal.................................         (1)     1,029        --     1,028
                                               ----------  ---------  -------- ---------

                                               Level 1    Level 2   Level 3    Total
                                              ---------- --------- --------- ----------
                                                            (In Millions)
Cash equivalents............................. $    2,150 $      -- $      -- $    2,150
Segregated securities........................         --       565        --        565
GMIB reinsurance contracts asset.............         --        --    10,570     10,570
Separate Accounts' assets....................    104,058     2,964       313    107,335
                                              ---------- --------- --------- ----------
   Total Assets.............................. $  107,216 $  41,335 $  11,941 $  160,492
                                              ========== ========= ========= ==========
LIABILITIES
GWBL and other features' liability........... $       -- $      -- $     184 $      184
SCS, SIO, MSO and IUL indexed
   features' liability.......................         --       310        --        310
Contingent payment arrangements..............         --        --        31         31
                                              ---------- --------- --------- ----------
   Total Liabilities......................... $       -- $     310 $     215 $      525
                                              ========== ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2016 and 2015, respectively, the fair value of public fixed maturities is approximately $24,918 million and $24,216 million or approximately 16.0% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015, respectively, the fair value of private fixed maturities is approximately $7,652 million and $7,677 million or approximately 4.9% and 5.1% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2016 and 2015, respectively, the net fair value of freestanding derivative positions is approximately $51 million and $659 million or approximately 8.2% and 64.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015, respectively, investments classified as Level 1 comprise approximately 71.1% and 71.8% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2016 and 2015, respectively, investments classified as Level 2 comprise approximately 27.9% and 27.3% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2016 and 2015, respectively, approximately $340 million and $673 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2016 and 2015, respectively, investments classified as Level 3 comprise approximately 1.0% and 0.9% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2016 and 2015, respectively, were approximately $111 million and $119 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $373 million and $543 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2016 and 2015, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $139 million and $123 million at December 31, 2016 and 2015, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2016. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2016, five of the Company's consolidated VIEs that are open-end Luxembourg funds hold $6 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During the third quarter of 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2016, 2015 and 2014 respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND              COMMERCIAL  RESIDENTIAL
                                                              POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE   SUB-DIVISIONS    GOVTS     BACKED      BACKED      BACKED
                                                ---------  --------------  --------  ----------  -----------  --------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $     420  $           45  $      1  $      503  $        --  $     40
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              --        --          --           --        --
     Investment gains (losses), net............         1              --        --         (67)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
  Subtotal.....................................         1              --        --         (67)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
Other comprehensive income (loss)..............         7              (2)       --          14           --         1
Purchases......................................       572              --        --          --           --        --
Sales..........................................      (142)             (1)       --         (87)          --        (8)
Transfers into Level 3/(1)/....................        25              --        --          --           --        --
Transfers out of Level 3/(1)/..................       (38)             --        (1)        (14)          --        (9)
                                                ---------  --------------  --------  ----------  -----------  --------
BALANCE, DECEMBER 31, 2016..................... $     845  $           42  $     --  $      349  $        --  $     24
                                                =========  ==============  ========  ==========  ===========  ========

BALANCE, JANUARY 1, 2015....................... $     380  $           47  $     --  $      715  $         2  $     53
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         3              --        --           1           --        --
     Investment gains (losses), net............         2              --        --         (38)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
  Subtotal.....................................         5              --        --         (37)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
Other comprehensive income (loss)..............       (25)             (1)       --          64           --        (4)
Purchases......................................        60              --         1          --           --        --
Sales..........................................       (38)             (1)       --        (175)          (2)       (9)
Transfers into Level 3/(1)/....................        99              --        --          --           --        --
Transfers out of Level 3/(1)/..................       (61)             --        --         (64)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
BALANCE, DECEMBER 31, 2015..................... $     420  $           45  $      1  $      503  $        --  $     40
                                                =========  ==============  ========  ==========  ===========  ========

                              Level 3 Instruments
                            Fair Value Measurements

                                               State and             Commercial  Residential
                                               Political    Foreign  Mortgage-    Mortgage-    Asset-
                                 Corporate   Sub-divisions   Govts     backed      backed      backed
                                 ---------  --------------  -------- ----------  -----------  -------
                                                             (In Millions)

BALANCE, JANUARY 1, 2014........ $     291  $           46  $     -- $      700  $         4  $    83
Total gains (losses),
  realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment
       income (loss)............         2              --        --          2           --       --
     Investment gains
       (losses), net............         3              --        --        (89)          --       --
                                 ---------  --------------  -------- ----------  -----------  -------
  Subtotal......................         5              --        --        (87)          --       --
                                 ---------  --------------  -------- ----------  -----------  -------
Other comprehensive
  income (loss).................         6               2        --        135           --        7
Purchases.......................       162              --        --         --           --       --
Sales...........................       (30)             (1)       --        (20)          (2)     (37)
Transfers into Level 3/(1)/.....        15              --        --         --           --       --
Transfers out of Level 3/(1)/...       (69)             --        --        (13)          --       --
                                 ---------  --------------  -------- ----------  -----------  -------
BALANCE, DECEMBER 31, 2014...... $     380  $           47  $     -- $      715  $         2  $    53
                                 =========  ==============  ======== ==========  ===========  =======

                                                                                                        GWBL
                                                REDEEMABLE        OTHER          GMIB      SEPARATE   AND OTHER   CONTINGENT
                                                PREFERRED        EQUITY       REINSURANCE  ACCOUNTS   FEATURES      PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ----------- ----------------  -----------  --------  ----------  ------------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $        -- $             49  $    10,570  $    313  $      184  $         31
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............          --               --           --        --          --            --
     Investment gains (losses), net............          --               --           --        19          --            --
     Increase (decrease) in the fair value
       of reinsurance contracts................          --               --         (419)       --          --            --
     Policyholders' benefits...................          --               --           --        --        (245)           --
                                                ----------- ----------------  -----------  --------  ----------  ------------
  Subtotal.....................................          --               --         (419)       19        (245)           --
                                                ----------- ----------------  -----------  --------  ----------  ------------
Other comprehensive income (loss)..............          --               (2)          --        --          --            --
Purchases/(3)/.................................           1               --          223        10         225            11
Sales/(4)/.....................................          --               --          (65)       --          --            --
Settlements/(5)/...............................          --               --           --        (7)         --           (24)
Activities related to VIEs.....................          --               20           --        --          --            --
Transfers into Level 3/(1)/....................          --               --           --         1          --            --
Transfers out of Level 3/(1)/..................          --              (56)          --       (23)         --            --
                                                ----------- ----------------  -----------  --------  ----------  ------------
BALANCE, DECEMBER 31, 2016..................... $         1 $             11  $    10,309  $    313  $      164  $         18
                                                =========== ================  ===========  ========  ==========  ============

                                                                                                      GWBL
                                                REDEEMABLE       OTHER          GMIB      SEPARATE  AND OTHER  CONTINGENT
                                                PREFERRED       EQUITY       REINSURANCE  ACCOUNTS  FEATURES     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/    ASSET      ASSETS   LIABILITY  ARRANGEMENT
                                                ----------  ---------------  -----------  --------  ---------  -----------
                                                                               (IN MILLIONS)

BALANCE, JANUARY 1, 2015.......................  $      --      $        61   $   10,711  $    260   $    128  $        42
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --               --           --        --         --           --
     Investment gains (losses), net............         --                5           --        36         --           --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --               --         (327)       --         --           --
     Policyholders' benefits...................         --               --           --        --       (130)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
  Subtotal.....................................         --                5         (327)       36       (130)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
Other comprehensive income(loss)...............         --                2           --        --         --
Purchases/(3)/.................................         --                1          228        26        186           --
Sales/(4)/.....................................         --              (20)         (42)       (2)        --          (11)
Settlements/(5)/...............................         --               --           --        (5)        --           --
Transfers into Level 3/(1)/....................         --               --           --        --         --           --
Transfers out of Level 3/(1)/..................         --               --           --        (2)        --           --
                                                 ---------      -----------   ----------  --------   --------  -----------
BALANCE, DECEMBER 31, 2015.....................  $      --      $        49   $   10,570  $    313   $    184  $        31
                                                 =========      ===========   ==========  ========   ========  ===========

                                                                                                      GWBL
                                                Redeemable       Other          GMIB      Separate  and Other  Contingent
                                                Preferred       Equity       Reinsurance  Accounts  Features     Payment
                                                  Stock     Investments/(2)/    Asset      Assets   Liability  Arrangement
                                                ----------  ---------------  -----------  --------  ---------  -----------
                                                                               (In Millions)

BALANCE, JANUARY 1, 2014.......................  $      15      $        52   $    6,747  $    237   $     --  $        38
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --                3           --        --         --           --
     Investment gains (losses), net............         --                1           --        15         --           --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --               --        3,774        --         --           --
     Policyholders' benefits...................         --               --           --        --         (8)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
  Subtotal.....................................         --                4        3,774        15         (8)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
Other comprehensive income (loss)..............         --               --           --        --         --
Purchases/(3)/.................................         --                8          225        16        136            9
Sales/(4)/.....................................        (15)              (1)         (35)       (3)        --           (5)
Settlements/(5)/...............................         --               --           --        (5)        --           --
Transfers into Level 3/(1)/....................         --               --           --        --         --           --
Transfers out of Level 3/(1)/..................         --               (2)          --        --         --           --
                                                 ---------      -----------   ----------  --------   --------  -----------
BALANCE, DECEMBER 31, 2014.....................  $      --      $        61   $   10,711  $    260   $    128  $        42
                                                 =========      ===========   ==========  ========   ========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/Includes Level 3 amounts for Trading securities and consolidated VIE investments.
  /(3)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(4)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(5)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2016 and 2015 by category for Level 3 assets and liabilities still held at December 31, 2016 and 2015, respectively:

                                                            EARNINGS (LOSS)
                                                ---------------------------------------
                                                                          INCREASE
                                                   NET     INVESTMENT (DECREASE) IN THE
                                                INVESTMENT   GAINS      FAIR VALUE OF    POLICY-
                                                  INCOME   (LOSSES),     REINSURANCE     HOLDERS'
                                                  (LOSS)      NET         CONTRACTS      BENEFITS     OCI
                                                ---------- ---------- -----------------  --------  ---------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2016
STILL HELD AT DECEMBER 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       -- $              --  $     --  $      11
     State and political subdivisions..........         --         --                --        --         (1)
     Commercial mortgage-backed................         --         --                --        --          9
     Asset-backed..............................         --         --                --        --          1
     Other fixed maturities,
       available-for-sale......................         --         --                --        --         --
                                                ---------- ---------- -----------------  --------  ---------
       Subtotal................................ $       -- $       -- $              --  $     --  $      20
                                                ---------- ---------- -----------------  --------  ---------
   GMIB reinsurance contracts..................         --         --              (261)       --         --
   Separate Accounts' assets/(1)/..............         --         20                --        --         --
   GWBL and other features' liability..........         --         --                --       (20)        --
                                                ---------- ---------- -----------------  --------  ---------
       Total................................... $       -- $       20 $            (261) $    (20) $      20
                                                ========== ========== =================  ========  =========

Level 3 Instruments
Full Year 2015
Still Held at December 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       -- $              --  $     --  $     (25)
     State and political subdivisions..........         --         --                --        --         (2)
     Commercial mortgage-backed................         --         --                --        --         61
     Asset-backed..............................         --         --                --        --         (4)
     Other fixed maturities,
       available-for-sale......................         --         --                --        --         --
                                                ---------- ---------- -----------------  --------  ---------
       Subtotal................................ $       -- $       -- $              --  $     --  $      30
                                                ---------- ---------- -----------------  --------  ---------
   GMIB reinsurance contracts..................         --         --              (141)       --         --
   Separate Accounts' assets/(1)/..............         --         36                --        --         --
   GWBL and other features' liability..........         --         --                --       184         --
                                                ---------- ---------- -----------------  --------  ---------
       Total................................... $       -- $       36 $            (141) $    184  $      30
                                                ========== ========== =================  ========  =========

  /(1)/There is an investment expense that offsets this investment gain (loss)

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2016 and 2015, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2016

                                          FAIR         VALUATION              SIGNIFICANT
                                          VALUE        TECHNIQUE           UNOBSERVABLE INPUT          RANGE
                                         ------- ---------------------- ------------------------- -----------------
                                                                       (IN MILLIONS)
ASSETS:
Investments:
Fixed maturities, available-for-sale:
   Corporate............................ $    55 Matrix pricing model             Spread over the
                                                                                industry-specific
                                                                            benchmark yield curve 0 BPS - 565 BPS

                                             636 Market comparable               EBITDA multiples   4.3X - 25.6X
                                                   companies                        Discount rate   7.0% - 17.8%
                                                                              Cash flow Multiples  14.0X - 16.5X
-------------------------------------------------------------------------------------------------------------------

   Asset-backed.........................       2 Matrix pricing model            Spread over U.S.
                                                                                   Treasury curve 25 BPS - 687 BPS
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets...............     295 Third party appraisal        Capitalization rate       4.8%
                                                                         Exit capitalization rate       5.7%
                                                                                    Discount rate       6.6%

                                               3 Discounted cash flow            Spread over U.S.
                                                                                   Treasury curve 273 BPS - 512 BPS
                                                                                  Discount factor   1.1% - 7.0%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract asset.........  10,309 Discounted cash flow                 Lapse Rates    1.5% - 5.7%
                                                                                 Withdrawal rates   0.0% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 16.0%
                                                                             Non-performance risk  5 BPS - 17 BPS
                                                                        Volatility rates - Equity  11.0% - 38.0%
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GWBL and other features liability.......     164 Discounted cash flow                 Lapse Rates   1.0% - 11.0%
                                                                                 Withdrawal rates   0.0% - 8.0%
                                                                        Volatility rates - Equity  11.0% - 38.0%
-------------------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2015

                                          Fair         Valuation                  Significant
                                          Value        Technique               Unobservable Input               Range
                                         ------- ---------------------- --------------------------------- ------------------
                                                                        (In Millions)
ASSETS:
Investments:
Fixed maturities, available-for-sale:
   Corporate............................ $    61 Matrix pricing model
                                                                        Spread over the industry-specific
                                                                                    benchmark yield curve 50 bps - 565 bps

                                             154 Market comparable                                 EBITDA   7.8x - 19.1x
                                                   companies                      multiples Discount rate   7.0% - 12.6%
                                                                                      Cash flow Multiples   14.0x - 16.5x
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed.........................       3 Matrix pricing model                    Spread over U.S.
                                                                                           Treasury curve 30 bps - 687 bps
----------------------------------------------------------------------------------------------------------------------------

Other equity investments................      10 Market comparable                                Revenue
                                                   companies                          multiple Marketable    2.5x - 4.8x
                                                                                                 Discount       30.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets...............     271 Third party appraisal                Capitalization rate       4.9%
                                                                                 Exit capitalization rate       5.9%
                                                                                            Discount rate       6.7%

                                               7 Discounted cash flow                    Spread over U.S.
                                                                                           Treasury curve
                                                                                   Gross domestic product 280 bps - 411 bps
                                                                                                     rate   0.0% - 1.09%
                                                                                          Discount factor    2.3% - 5.9%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract asset.........  10,570 Discounted cash flow                         Lapse Rates    0.6% - 5.7%
                                                                                         Withdrawal rates   0.2% - 8.0%
                                                                                   GMIB Utilization Rates    0.0% - 15%
                                                                                     Non-performance risk  5 bps - 18 bps
                                                                                Volatility rates - Equity     9% - 35%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GWBL and other features liability.......     120 Discounted cash flow                         Lapse Rates    1.0% - 5.7%
                                                                                         Withdrawal rates   0.0% - 7.0%
                                                                                Volatility rates - Equity     9% - 35%
----------------------------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2016 and 2015, respectively, are approximately $594 million and $865 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 37.5% and 63.1% of total assets classified as Level 3 and represent only 0.4% and 0.6% of total assets measured at fair value on a recurring basis at December 31, 2016 and 2015 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2016 and 2015, respectively, are approximately $691 million and $215 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 81.8% and 51.2% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2016 and 2015, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2016 and 2015, are approximately 8.3% and 7.5%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2016 and 2015, primarily consist of a private real estate fund with a fair value of approximately $295 million and $271 million, a private equity investment with a fair value of approximately $1 million and $2 million and mortgage loans with fair value of approximately $2 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $12 million and $3 million at December 31, 2016 and $28 million and $7 million at December 31, 2015, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $31 million as of December 31, 2016 and 2015, respectively) are currently valued using projected AUM growth rates with a weighted average of 18.0% and 46.0%, revenue growth rates (with a range of 4.0% to 31.0%) and 43.0%, and a discount rate (with a range of 1.4% to 6.4%) and 3.0% as of December 31, 2016 and December 31, 2015, respectively.

   The carrying values and fair values at December 31, 2016 and 2015 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                               FAIR VALUE
                                                             ----------------------------------------------
                                                             CARRYING
                                                              VALUE   LEVEL 1  LEVEL 2   LEVEL 3    TOTAL
                                                             -------- -------- -------- --------- ---------
                                                                             (IN MILLIONS)
December 31, 2016:
Mortgage loans on real estate............................... $  9,757 $     -- $     -- $   9,608 $   9,608
Loans to affiliates.........................................      703       --      775        --       775
Policyholders liabilities: Investment contracts.............    2,226       --       --     2,337     2,337
Funding Agreements..........................................    2,255       --    2,202        --     2,202
Policy loans................................................    3,361       --       --     4,257     4,257
Short-term debt.............................................      513       --      513        --       513
Separate Account Liabilities................................    6,194       --       --     6,194     6,194

December 31, 2015:
Mortgage loans on real estate............................... $  7,171 $     -- $     -- $   7,257 $   7,257
Loans to affiliates.........................................    1,087       --      795       390     1,185
Policyholders liabilities: Investment contracts.............    7,325       --       --     7,430     7,430
Funding Agreements..........................................      500       --      500        --       500
Policy loans................................................    3,393       --       --     4,343     4,343
Short-term debt.............................................      584       --      584        --       584
Separate Account Liabilities................................    5,124       --       --     5,124     5,124

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the Balance Sheet in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2014................... $  1,626  $  4,203  $  5,829
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      334     1,661     1,995
                                              --------  --------  --------
Balance at December 31, 2014.................    1,729     5,644     7,373
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,570      (258)    1,312
                                              --------  --------  --------
Balance at December 31, 2015.................    2,986     5,297     8,283
  Paid guarantee benefits....................     (357)     (280)     (637)
  Other changes in reserve...................      583       560     1,143
                                              --------  --------  --------
Balance at December 31, 2016................. $  3,212  $  5,577  $  8,789
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2014................... $         791
  Paid guarantee benefits....................          (114)
  Other changes in reserve...................           155
                                              -------------
Balance at December 31, 2014.................           832
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           746
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016................. $       1,558
                                              =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2016 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                              RETURN OF
                                                               PREMIUM    RATCHET  ROLL-UP    COMBO      TOTAL
                                                              ---------  --------  -------  ---------  --------
                                                                            (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account........................................... $  13,642  $    121   $   72  $     220  $ 14,055
   Separate Accounts......................................... $  40,736  $  8,905   $3,392  $  33,857  $ 86,890
  Net amount at risk, gross.................................. $     237  $    154   $2,285  $  16,620  $ 19,296
  Net amount at risk, net of amounts reinsured............... $     237  $    108   $1,556  $   7,152  $  9,053
  Average attained age of contractholders....................      51.2      65.8     72.3       67.1      55.1
  Percentage of contractholders over age 70..................       9.2%     37.1%    60.4%      40.6%     17.1%
  Range of contractually specified interest rates............       N/A       N/A    3%-6%    3%-6.5%   3%-6.5%

                                                    RETURN OF
                                                     PREMIUM  RATCHET  ROLL-UP    COMBO     TOTAL
                                                    --------- ------- ---------- -------- ---------
                                                                 (DOLLARS IN MILLIONS)
GMIB:
-----
  Account values invested in:
   General Account.................................       N/A     N/A $       33 $    321 $     354
   Separate Accounts...............................       N/A     N/A $   18,170 $ 39,678 $  57,848
  Net amount at risk, gross........................       N/A     N/A $    1,084 $  6,664 $   7,748
  Net amount at risk, net of amounts reinsured.....       N/A     N/A $      334 $  1,675 $   2,009
  Weighted average years remaining
   until annuitization.............................       N/A     N/A        1.6      1.3       1.3
  Range of contractually specified interest rates..       N/A     N/A      3%-6%  3%-6.5%   3%-6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance" in Note 9.

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $1,051 million and $494 million at December 31, 2016 and 2015, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

      . VARIABLE ANNUITY INFORCE MANAGEMENT. The Company continues to proactively manage its variable annuity in-force business. Since 2012, the Company has initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. In March 2016, a program to give contractholders an option to elect a full buyout of their rider or a new partial (50%) buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and contractholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments and reinsurance credit received from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net earnings in 2016. For additional information, see "Accounting for VA Guarantee Features" in
          Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMDB:
-----
Equity....................................... $  69,625 $  66,230
Fixed income.................................     2,483     2,686
Balanced.....................................    14,434    15,350
Other........................................       348       374
                                              --------- ---------
Total........................................ $  86,890 $  84,640
                                              ========= =========

GMIB:
-----
Equity....................................... $  45,931 $  43,874
Fixed income.................................     1,671     1,819
Balanced.....................................    10,097    10,696
Other........................................       149       170
                                              --------- ---------
Total........................................ $  57,848 $  56,559
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2016, the total account value and net amount at risk of the hedged variable annuity contracts were $51,961 million and $7,954 million, respectively, with the GMDB feature and $38,559 million and $3,285 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies -- No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  --------
                                                       (IN MILLIONS)
Balance at January 1, 2014................... $     829 $      (441) $    388
  Other changes in reserves..................       135        (114)       21
                                              --------- -----------  --------
Balance at December 31, 2014.................       964        (555)      409
  Other changes in reserves..................       120          16       136
                                              --------- -----------  --------
Balance at December 31, 2015.................     1,084        (539)      545
  Other changes in reserves..................       118         (84)       34
                                              --------- -----------  --------
Balance at December 31, 2016................. $   1,202 $      (623) $    579
                                              ========= ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and $30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2016, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 3.8% and 49.3%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 18.0% and 56.0%, respectively, of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2016 and 2015 were $10,309 million and $10,570 million, respectively. The increases (decreases) in fair value were $(261) million, $(141) million and $3,964 million for 2016, 2015 and 2014, respectively.

   At December 31, 2016 and 2015, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,458 million, of which $2,381 million and $2,005 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Chubb Tempest Reinsurance Ltd. (AA rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2016 and 2015, affiliated reinsurance recoverables related to insurance contracts amounted to $2,177 million and $2,009 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $125 million and $131 million, at December 31, 2016 and 2015, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $82 million and $92 million at December 31, 2016 and 2015, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2016 and 2015 were $734 million and $744 million, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

   The following table summarizes the effect of reinsurance:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)

Direct premiums.............................. $  850  $  820  $  844
Reinsurance assumed..........................    206     207     211
Reinsurance ceded............................   (176)   (173)   (181)
                                              ------  ------  ------
Premiums..................................... $  880  $  854  $  874
                                              ======  ======  ======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $  640  $  645  $  630
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  942  $  527  $  726
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities for individual DI and major medical policies were $1,918 million and $1,789 million before ceded reserves of $1,849 million and $1,709 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, $1,676 million and $1,652 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                              2016  2015  2014
                                              ----- ----- -----
                                                (IN MILLIONS)

Incurred benefits related to current year.... $   7 $  11 $  14
Incurred benefits related to prior years.....    15    22    16
                                              ----- ----- -----
Total Incurred Benefits...................... $  22 $  33 $  30
                                              ===== ===== =====
Benefits paid related to current year........ $  17 $  18 $  20
Benefits paid related to prior years.........    15    13    11
                                              ----- ----- -----
Total Benefits Paid.......................... $  32 $  31 $  31
                                              ===== ===== =====

10)SHORT-TERM DEBT

   As of December 31, 2016 and 2015, the Company had $513 million and
   $584 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 0.9% and 0.5%, respectively, all of which is related to AB.

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2016, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility. As of December 31, 2016, AB had no amounts outstanding under the AB Revolver.

   As of December 31, 2016 and 2015, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2016 and 2015, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has four uncommitted lines of credit with three financial institutions. Three of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $225 million, with AB named as an additional borrower, while one line has no stated limit. As of December 31, 2016 and 2015, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXARE Arizona Company's ("AXA Arizona") $50 million note receivable from AXA for $54 million. AXA Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   EXPENSE REIMBURSEMENTS AND COST SHARING AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company, along with other AXA affiliates, participates in certain intercompany cost sharing and service agreements including technology and professional development arrangements. The associated costs related to the service and cost sharing agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE FEES. FMG, a subsidiary of AXA Equitable, provides investments advisory and administrative services to EQAT, VIP Trust, 1290 Funds and other AXA affiliated trusts. Investment advisory and administrative fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE EXPENSES. AXA Investment Managers ("AXA IM"), AXA Real Estate Investment Managers ("AXA REIM") and AXA Rosenberg provide sub-advisory services to the Company's retail mutual funds and certain investments of the Company's General Account. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and Commission and fees received/paid by the Company for 2016, 2015 and 2014:

                                                               2016     2015     2014
                                                             -------- -------- --------
                                                                   (IN MILLIONS)

EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
Paid or accrued expenses for services provided by AXA, AXA
  Financial and Affiliates.................................. $    188 $    164 $    173
Paid or accrued commission and fee expenses for sale of
  insurance products by AXA Distribution....................      587      603      616
Paid or accrued expenses for investment management services
  provided by AXA IM, AXA REIM and AXA Rosenberg............        2        1        1
                                                             -------- -------- --------
Total affiliated expenses paid or accrued for...............      777      768      790
                                                             ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE COMPANY:
Amounts received or accrued for cost sharing services
  provided to AXA, AXA Financial and affiliates.............      531      491      482
Amounts received or accrued for commissions and fees earned
  for sale of MONY America's insurance products.............       11       13        2
Amounts received or accrued for investment management and
  administrative services provided to EQAT, VIP Trust, 1290
  Funds and Other AXA Trusts................................      674      707      711
                                                             -------- -------- --------
Total affiliated revenue received or accrued for............ $  1,216 $  1,211 $  1,195
                                                             ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2016 and 2015, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,574 million and $8,741 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and universal life and policy fee income in 2016, 2015 and 2014 related to the UL and no lapse guarantee riders totaled approximately
   $447 million, $453 million and $453 million, respectively. Ceded claims paid in 2016, 2015 and 2014 were $65 million, $54 million and $83 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,376 million at December 31, 2016) and/or letters of credit ($3,660 million at December 31, 2016). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2016, 2015 and 2014 totaled approximately $20 million, $21 million and $22 million, respectively. Claims and expenses paid in 2016, 2015 and 2014 were $6 million, $5 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million in both 2016 and 2015.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                               2016     2015     2014
                                              ------- -------- --------
                                                    (IN MILLIONS)

Investment advisory and services fees........ $   999 $  1,056 $  1,062
Distribution revenues........................     372      415      433
Other revenues -- shareholder servicing fees.      76       85       91
Other revenues -- other......................       6        5        6

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), AXA Equitable owns 70% and Saum Sing owns 30% of Broad Vista. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $16 million, $18 million and $18 million in 2016, 2015 and 2014, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for its pension plans.

   The funding policy of AB for its qualified pension plan is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. AB did not make a contribution to the AB Retirement Plan during 2016. AB currently estimates that it will contribute $4 million to the AB Retirement Plan during 2017. Contribution estimates, which are subject to change, are based on regulatory requirements, future market conditions and assumptions used for actuarial computations of the AB Retirement Plan's obligations and assets. AB Management, at the present time, has not determined the amount, if any, of additional future contributions that may be required.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2016     2015      2014
                                              -------  --------  --------
                                                     (IN MILLIONS)
Service cost................................. $    --  $      8  $      9
Interest cost................................       6        93       107
Expected return on assets....................      (5)     (159)     (155)
Actuarial (gain) loss........................       1         1         1
Net amortization.............................      --       110       111
                                              -------  --------  --------
Net Periodic Pension Expense................. $     2  $     53  $     73
                                              =======  ========  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                                DECEMBER 31,
                                                             -----------------
                                                               2016     2015
                                                             -------  --------
                                                               (IN MILLIONS)

Projected benefit obligation, beginning of year............. $   129  $  2,657
Service cost................................................      --        --
Interest cost...............................................       6        93
Actuarial (gains) losses....................................       2        (6)
Benefits paid...............................................      (5)     (169)
Plan amendments and curtailments............................      --         1
                                                             -------  --------
  Projected Benefit Obligation..............................     132     2,576
Transfer to AXA Financial...................................      --    (2,447)
                                                             -------  --------
Projected Benefit Obligation, End of Year................... $   132  $    129
                                                             =======  ========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                                                    DECEMBER 31,
                                                                                 ------------------
                                                                                   2016      2015
                                                                                 -------  ---------
                                                                                    (IN MILLIONS)

Pension plan assets at fair value, beginning of year............................ $    86  $   2,473
Actual return on plan assets....................................................       4         24
Contributions...................................................................      --         --
Benefits paid and fees..........................................................      (3)      (175)
                                                                                 -------  ---------
Pension plan assets at fair value, end of year..................................      87      2,322
PBO (immediately preceding the Transfer to AXA Financial in 2015)...............     132      2,576
                                                                                 -------  ---------
  Excess of PBO Over Pension Plan Assets (immediately preceding the Transfer to
   AXA Financial in 2015).......................................................     (45)      (254)
Transfer to AXA Financial....................................................... $    --  $     211
                                                                                 -------  ---------
Excess of PBO Over Pension Plan Assets, end of year............................. $   (45) $     (43)
                                                                                 =======  =========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $45 million and $43 million at December 31, 2016 and 2015, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $132 million and $87 million, respectively, at December 31, 2016 and $2,576 million and $2,322 million, respectively, at December 31, 2015.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2016 and 2015 that have not yet been recognized by AXA Equitable as components of net periodic pension cost.

                                               DECEMBER 31,
                                              --------------
                                               2016    2015
                                              ------  ------
                                               (IN MILLIONS)
Unrecognized net actuarial gain (loss)....... $  (51) $  (49)
Unrecognized prior service (cost) credit.....     (1)     (1)
                                              ------  ------
  Total...................................... $  (52) $  (50)
                                              ======  ======

   The estimated net actuarial gain (loss) and prior service (cost) credit expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $(1.4) million and $(23,000), respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2016 and 2015, the total fair value of plan assets for the qualified pension plans was approximately $87 million and $86 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
Fixed Maturities.............................  18.0%  24.0%
Equity Securities............................  61.0   56.0
Other........................................  21.0   20.0
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1  LEVEL 2 LEVEL 3 TOTAL
                                              -------- ------- ------- ------
                                                       (IN MILLIONS)
DECEMBER 31, 2016:
ASSET CATEGORIES
Common and preferred equity.................. $     21 $    -- $    -- $   21
Mutual funds.................................       47      --      --     47
                                              -------- ------- ------- ------
  Total assets in the fair value hierarchy...       68      --      --     68
Investments measured at net assets value.....       --      --      --     19
                                              -------- ------- ------- ------
   Investments at fair value................. $     68 $    -- $    -- $   87
                                              ======== ======= ======= ======
December 31, 2015:
Asset Categories
Common and preferred equity.................. $     22 $    -- $    -- $   22
Mutual funds.................................       45      --      --     45
                                              -------- ------- ------- ------
  Total assets in the fair value hierarchy...       67      --      --     67
Investments measured at net assets value.....       --      --      --     19
                                              -------- ------- ------- ------
   Investments at fair value................. $     67 $    -- $    -- $   86
                                              ======== ======= ======= ======

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Discount Rate and Other Assumptions

   In 2015 and 2014 the discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately
   $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2016 and 2015. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2016   2015
                                              -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding
     Transfer to AXA Financial...............   N/A  3.98%
   Other AXA Equitable defined benefit plans. 3.48%  3.66%
   AB Qualified Retirement Plan.............. 4.75%   4.3%
  Periodic cost..............................  3.7%   3.6%

Rates of compensation increase:
  Benefit obligation.........................   N/A  6.00%
  Periodic cost..............................   N/A  6.46%

Expected long-term rates of return on
  pension plan assets (periodic cost)........  6.5%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately
   $6 million and $10 million for 2015 and 2014, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2017, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2016 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2017.........................................    $        4
2018.........................................             6
2019.........................................             6
2020.........................................             5
2021.........................................             6
Years 2022 - 2026............................            38

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2016, 2015 and 2014 for share-based payment arrangements as further described herein are as follows:

                                               2016   2015    2014
                                              ------ ------- ------
                                                  (IN MILLIONS)
Performance Units/Shares..................... $   17 $    18 $   10
Stock Options................................      1       1      1
AXA Shareplan................................     14      16     10
Restricted Units.............................    154     174    171
Other Compensation plans/(1)/................      1       2     --
                                              ------ ------- ------
Total Compensation Expenses.................. $  187 $   211 $  192
                                              ====== ======= ======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013 they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. The extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $10 million.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, share distributions totaling approximately $55 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance shares earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016 and 2015 the expense associated with the June 19, 2015 grant of performance shares were $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 1.5 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016, 2015 and 2014 the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million, $4 million, and $9 million respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 1.0 million performance units earned under the terms of the AXA Performance Unit Plan 2011.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 21.52 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.85 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.6 million.

   2015 GRANT. On June 19, 2015, approximately 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at
   1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $0.1 million and $0.3 million, respectively.

   2014 GRANT. On March 24, 2014, 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, 2015 and 2014 the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $0.2 million, $0.2 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2016 follows:

                                                                           Options Outstanding
                                         ---------------------------------------------------------------------------------------
                                                   AXA Ordinary Shares                AXA ADRs/(3)/         AB Holding Units
                                         ----------------------------------      ----------------------- -----------------------
                                                               Weighted                       Weighted                 Weighted
                                           Number              Average             Number     Average      Number      Average
                                         Outstanding           Exercise          Outstanding  Exercise   Outstanding   Exercise
                                         (In 000's)             Price            (In 000's)    Price     (In 000's)     Price
                                         -----------  ---------------------      ----------- ----------- -----------  ----------

Options Outstanding at January 1, 2016..    12,602.1  (Euro)          21.39             41.0 $     27.28     5,398.5  $    47.59
Options granted.........................       594.3  (Euro)          21.52               -- $        --        54.5  $     22.6
Options exercised.......................      (568.2)       (Euro)    14.93               -- $        --      (358.3) $     17.1
Options forfeited, net..................              (Euro)             --               -- $        --          --  $       --
Options expired/reinstated..............    (3,092.0)                  27.8              3.9       26.06        (9.7) $     65.0
                                         -----------                                --------              ----------
Options Outstanding at December 31, 2016     9,536.2  (Euro)          21.02             44.9 $     24.90     5,085.0  $     49.5
                                         ===========  =====================         ======== ===========  ==========  ==========
Aggregate Intrinsic Value/(1)/..........              (Euro)       30,077.2/(2)/             $     252.9                      --
                                                      =====================                  ===========              ==========
Weighted Average Remaining Contractual
  Term (in years).......................         3.1                                    1.89                    2.00
                                         ===========                                ========              ==========
Options Exercisable at December 31, 2016     7,169.4  (Euro)          20.43             44.8 $     24.90     4,700.9  $     47.6
                                         ===========  =====================         ======== ===========  ==========  ==========
Aggregate Intrinsic Value/(1)/..........              (Euro)       26,793.5                  $     252.9                      --
                                                      =====================                  ===========              ==========
Weighted Average Remaining Contractual
  Term (in years).......................        3.74                                    1.89                    2.00
                                         ===========                                ========              ==========

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2016 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2016. The intrinsic value related to exercises of stock options during 2015 and 2014 were approximately
   $0.2 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of approximately $0.1 million, and $1 million, respectively, for the periods then ended. In 2015 and 2014, windfall tax benefits of approximately $0.1 million and $1 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2016, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.95 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2016, 2015 and 2014, respectively.

                                                  AXA Ordinary Shares          AB Holding Units
                                              --------------------------  -------------------------
                                                2016     2015     2014      2016     2015     2014
                                              -------  -------  --------  -------  -------  -------

Dividend yield...............................    6.49%    6.29%     6.38%     7.1%     7.1%     8.4%
Expected volatility..........................    26.6%   23.68%    29.24%    31.0%    32.1%    48.9%
Risk-free interest rates.....................    0.33%    0.92%     1.54%     1.3%     1.5%     1.5%
Expected life in years.......................     8.1      8.2       8.2      6.0      6.0      6.0
Weighted average fair value per option at
  grant date................................. $  2.06  $  1.73  $   2.89  $  2.75  $  4.13  $  4.78

   As of December 31, 2016, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 3.22 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2016, 2015 and 2014, respectively, the Company recognized compensation costs of $154 million, $174 million and $171 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2016, approximately 19.2 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2016, approximately $39 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   2.6 years.

   The following table summarizes restricted AXA ordinary share activity for 2016. In addition, approximately 84,611 RSUs were granted during 2016 with graded vesting over a 4-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2016...............     34,010 $    18.43
Granted......................................     13,909 $    22.63
Vested.......................................     11,613 $    23.81
                                              ---------- ----------
Unvested as of December 31, 2016.............     36,306 $    24.46
                                              ========== ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   2016 AXA SHAREPLAN. In 2016, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2016. Eligible employees could have reserved a share purchase during the reservation period from August 29, 2016 through September 9, 2016 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 17, 2016 through October 19, 2016. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 13, 2016 to the discounted formula subscription price in Euros. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of 15.53 euros/per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.63% formula discounted price of 17.73 euros/per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2016, which is July 1, 2021. All subscriptions became binding and irrevocable on October 19, 2016.

   The Company recognized compensation expense of $14 million, $16 million and $10 million in 2016, 2015 and 2014 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2016, 2015 and 2014 primarily invested under Investment Option B for the purchase of approximately $6 million, $5 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former AXA Equitable employees in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2016 and 2015, AB purchased
   10.5 million and 8.5 million Holding units for $237 million and $218 million respectively. These amounts reflect open-market purchases of 7.9 million and
   5.8 million Holding units for $176 million and $151 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding unit awards (including 6.1 million granted in December for 2016 year-end awards). During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding awards (including 7.0 million granted in December 2015 for year-end awards).

   During 2016 and 2015, AB Holding issued 0.4 million and 0.5 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $6 million and $9 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The cost of the 2016 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2016, 0.4 million options to buy Holding units had been granted and 51.9 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 7.7 million Holding units were available for grant as of December 31, 2016.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2016       2015       2014
                                              ----------  -------  -----------
                                                        (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $     (274) $   (19) $      (552)
  Deferred (expense) benefit.................        387     (167)      (1,143)
                                              ----------  -------  -----------
Total........................................ $      113  $  (186) $    (1,695)
                                              ==========  =======  ===========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2016      2015       2014
                                              ---------  -------  -----------
                                                       (IN MILLIONS)

Expected income tax (expense) benefit........ $    (152) $  (578) $    (2,140)
Noncontrolling interest......................       135      124          119
Separate Accounts investment activity........       160      181          116
Non-taxable investment income (loss).........        15        8           12
Tax audit interest...........................       (22)       1           (6)
State income taxes...........................        (8)       1           (4)
AB Federal and foreign taxes.................       (15)       2            4
Tax settlement...............................        --       77          212
Other........................................        --       (2)          (8)
                                              ---------  -------  -----------
Income tax (expense) benefit................. $     113  $  (186) $    (1,695)
                                              =========  =======  ===========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014, the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   As of December 31, 2016 and 2015, the Company had a current tax liability of $218 million and $592 million respectively.

   The components of the net deferred income taxes are as follows:

                                                DECEMBER 31, 2016     December 31, 2015
                                              --------------------- ---------------------
                                               ASSETS   LIABILITIES  Assets   Liabilities
                                              --------- ----------- --------- -----------
                                                             (IN MILLIONS)

Compensation and related benefits............ $      88   $      -- $      93   $      --
Reserves and reinsurance.....................        --       1,786        --       1,740
DAC..........................................        --       1,197        --       1,253
Unrealized investment gains or losses........        --          23        --         134
Investments..................................        --       1,062        --       1,437
Net operating losses and credits.............       394          --       424          --
Other........................................         5          --        --          25
                                              ---------   --------- ---------   ---------
Total........................................ $     487   $   4,068 $     517   $   4,589
                                              =========   ========= =========   =========

   As of December 31, 2016, the Company had $394 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2016, $195 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately
   $79 million would need to be provided if such earnings were remitted.

   At December 31, 2016 and 2015, of the total amount of unrecognized tax benefits $394 million and $344 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2016 and 2015 were $67 million and $52 million, respectively. For 2016, 2015 and 2014, respectively, there were $15 million, $(25) million and $(43) million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2016     2015     2014
                                              ------- -------  -------
                                                    (IN MILLIONS)

Balance at January 1,........................ $   418 $   475  $   592
Additions for tax positions of prior years...      39      44       56
Reductions for tax positions of prior years..      --    (101)    (181)
Additions for tax positions of current year..      --      --        8
                                              ------- -------  -------
Balance at December 31,...................... $   457 $   418  $   475
                                              ======= =======  =======

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. In 2015, the IRS commenced their examination of the 2008 and 2009 tax years, with prior years no longer subject to examination. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                    DECEMBER 31,
                                                             --------------------------
                                                               2016     2015     2014
                                                             -------  -------  --------
                                                                    (IN MILLIONS)

Unrealized gains (losses) on investments.................... $    44  $   261  $  1,142
Foreign currency translation adjustments....................     (77)     (59)      (34)
Defined benefit pension plans...............................     (46)     (43)     (811)
                                                             -------  -------  --------
Total accumulated other comprehensive income (loss).........     (79)     159       297
                                                             -------  -------  --------
Less: Accumulated other comprehensive (income) loss
  attributable to noncontrolling interest...................      86       69        54
                                                             -------  -------  --------
Accumulated Other Comprehensive Income (Loss) Attributable
  to AXA Equitable.......................................... $     7  $   228  $    351
                                                             =======  =======  ========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0 million.

   The components of OCI for the past three years, net of tax, follow:

                                                                                 2016      2015      2014
                                                                               --------  --------  -------
                                                                                      (IN MILLIONS)

Foreign currency translation adjustments:
  Foreign currency translation gains (losses) arising during the period....... $    (18) $    (25) $   (21)
  (Gains) losses reclassified into net earnings (loss) during the period......       --        --       --
                                                                               --------  --------  -------
  Foreign currency translation adjustment.....................................      (18)      (25)     (21)
                                                                               --------  --------  -------
Change in net unrealized gains (losses) on investments:
  Net unrealized gains (losses) arising during the year.......................     (160)   (1,020)   1,043
  (Gains) losses reclassified into net earnings (loss) during the year/(1)/...        2        12       37
                                                                               --------  --------  -------
Net unrealized gains (losses) on investments..................................     (158)   (1,008)   1,080
Adjustments for policyholders liabilities, DAC, insurance liability loss
  recognition and other.......................................................      (59)      127     (111)
                                                                               --------  --------  -------
Change in unrealized gains (losses), net of adjustments and (net of deferred
  income tax expense (benefit) of $(96), $(480) and $529).....................     (217)     (881)     969
                                                                               --------  --------  -------
Change in defined benefit plans:
  Net gain (loss) arising during the year.....................................       --        --      (95)
  Prior service cost arising during the year..................................       --        --       --
   Less: reclassification adjustments to net earnings (loss) for:/(2)/........
     Amortization of net (gains) losses included in net periodic cost.........       (3)       (4)      72
     Amortization of net prior service credit included in net periodic cost...       --        --       --
                                                                               --------  --------  -------
Change in defined benefit plans (net of deferred income tax expense (benefit)
  of $0, $(2) and $(15))......................................................       (3)       (4)     (23)
                                                                               --------  --------  -------
Total other comprehensive income (loss), net of income taxes..................     (238)     (910)     925
Less: Other comprehensive (income) loss attributable to noncontrolling
  interest....................................................................       17        15       29
                                                                               --------  --------  -------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............... $   (221) $   (895) $   954
                                                                               ========  ========  =======

   /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(1) million, $(6) million and $(19) million for 2016, 2015 and 2014, respectively.
   /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $0 million, $2 million and $(39) million for 2016, 2015 and 2014, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2017 and the four successive years are $218 million, $207 million, $194 million, $168 million, $159 million and $446 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2017 and the four successive years is $32 million, $33 million, $32 million, $16 million, $14 million and $44 million thereafter.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $109 million and pledged collateral with a carrying value of $3,885 million, as of December 31, 2016. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               Outstanding
                                              balance at end      Maturity of        Issued during Repaid during
                                                 of year       Outstanding balance     the Year      the year
                                              --------------- ---------------------- ------------- -------------
December 31, 2016:                                                      (In Millions)
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $          --
                                              $           862 Less than 5 years      $         862 $          --
                                              $           818 great than five years  $         818 $          --
                                              ---------------                        ------------- -------------
Total long term funding agreements........... $         1,738                        $       1,738 $          --
                                              ---------------                        ------------- -------------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $       6,000
                                              ===============                        ============= =============
December 31, 2015:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2016, 2015 and 2014, respectively, AXA Equitable recorded $21 million, $3 million and $42 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2016    2015   2014
                                              -------  -----  -----
                                                  (IN MILLIONS)

Balance, beginning of year................... $    89  $ 113  $ 122
Additions....................................      35     10     21
Cash payments................................     (18)   (32)   (24)
Other reductions.............................      --     (2)    (6)
                                              -------  -----  -----
Balance, End of Year......................... $   106  $  89  $ 113
                                              =======  =====  =====

   In an effort to further reduce its global real estate footprint, AB completed a comprehensive review of its worldwide office locations and began implementing a global space consolidation plan in 2012. This resulted in the sublease of office space primarily in New York as well as offices in England, Australia and various U.S. locations. In 2016, AB recorded new real estate charges of $18 million, resulting from new charges of $23 million relating to the further consolidation of office space at AB's New York offices, offset by changes in estimates related to previously recorded real estate charges of $5 million, which reflects the shortening of the lease term of AB's corporate headquarters from 2029 to 2024. Real estate charges are recorded in Other operating costs and expenses in the Company's consolidated Statements of earnings (loss).

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2016, these arrangements include commitments by the Company to provide equity financing of $697 million (including $249 million with affiliates) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2016. The Company had $883 million of commitments under existing mortgage loan agreements at December 31, 2016.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $425 million for the four of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $366 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2016 AB had funded $34 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2016, AB had funded $21 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2016, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   In July 2011, a derivative action was filed in the United States District Court of the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AX Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") for investment management services and administrative services and (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the Court issued an order denying the motion to amend and Plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's separate accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the Plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to AXA Equitable's cost of insurance ("COI") increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that the AXA Equitable made misrepresentations in violation of Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and
   (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the Plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and five individual actions challenging the COI increase have been filed against AXA Equitable.

   ALLIANCEBERNSTEIN LITIGATION

   During the first quarter of 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. By agreement dated November 26, 2016, the terms of which are confidential, this matter was settled. AB's contribution to the settlement amount was paid by AB's relevant insurance carriers.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial fines and judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,185 million during 2017. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2016, 2015 and 2014, respectively, AXA Equitable's statutory net income (loss) totaled $679 million, $2,038 million and $1,664 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,278 million and $5,895 million at December 31, 2016 and 2015, respectively. In 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends.

   At December 31, 2016, AXA Equitable, in accordance with various government and state regulations, had $57 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014, AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million of outstanding surplus notes to AXA Financial.

   At December 31, 2016 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2016. The NYDFS is completing its periodic statutory examinations of the books, records and accounts of AXA Equitable for the years 2011 through 2015, but has not yet issued its final report.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2016        2015         2014
                                              ----------  ----------  -----------
                                                         (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,703  $    6,822  $    12,656
Investment Management/(2)/...................      3,029       3,025        3,011
Consolidation/elimination....................        (27)        (28)         (27)
                                              ----------  ----------  -----------
Total Revenues............................... $    9,705  $    9,819  $    15,640
                                              ==========  ==========  ===========

  /(1)/Includes investment expenses charged by AB of approximately $50 million, $45 million and $40 million for 2016, 2015 and 2014, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately
       $77 million, $73 million and $67 million for 2016, 2015 and 2014, respectively, are included in total revenues of the Investment Management segment.

                                                 2016       2015        2014
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $    (274) $    1,033  $    5,512
Investment Management/(1)/...................       706         618         603
Consolidation/elimination....................        (1)         (1)         --
                                              ---------  ----------  ----------
Total Earnings (Loss) from Operations,
  before Income Taxes........................ $     431  $    1,650  $    6,115
                                              =========  ==========  ==========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                   DECEMBER 31,
                                              ----------------------
                                                 2016        2015
                                              ----------  ----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  190,628  $  182,738
Investment Management/(1)/...................     13,139      11,895
Consolidation/elimination....................         (3)         (7)
                                              ----------  ----------
Total Assets................................. $  203,764  $  194,626
                                              ==========  ==========

  /(1)/In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $893 million and $460 million which have been segregated in a special reserve bank custody account at December 31, 2016 and 2015, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act. They also include cash held in several special bank accounts for the exclusive benefit of customers. As of December 31, 2016 and December 31, 2015, $53 million and $55 million, respectively, of cash were segregated in these bank accounts.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2016 and 2015 are summarized below:

                                                             THREE MONTHS ENDED
                                              ------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ---------- ----------  ------------ ------------
                                                                (IN MILLIONS)
2016
Total Revenues............................... $    5,034 $    4,297   $     2,216 $     (1,842)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,580 $    2,721   $     2,246 $      1,727
                                              ========== ==========   =========== ============
Net earnings (loss).......................... $    1,720 $    1,061   $        22 $     (2,259)
                                              ========== ==========   =========== ============

2015
Total Revenues............................... $    3,567 $      220   $     5,714 $        318
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,437 $    1,973   $     2,375 $      1,384
                                              ========== ==========   =========== ============
Net earnings (loss).......................... $      854 $   (1,025)  $     2,275 $       (640)
                                              ========== ==========   =========== ============

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49 are included in the Statement of Additional Information.

         (b)  Exhibits.

              The following exhibits correspond to those required by paragraph
         (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3.
              (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the
                     Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii)Second Amendment dated as of January 1, 2012 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

             (a)(iii)Third Amendment dated as of November 1, 2014 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2016.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593), filed on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593), filed on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File
                     No. 2-30070) on April 19, 2004, and incorporated herein by reference.

              (d)(i) First Amendment dated as of January 1, 2003 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(ii)Second Amendment dated as of January 1, 2004 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

             (d)(iii)Third Amendment dated as of July 19, 2004 to General Agent
                     Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries Incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv)Fourth Amendment dated as of November 1, 2004 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vi)Sixth Amendment dated as of February 15, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

             (d)(vii)Seventh Amendment dated as of February 15, 2008, to
                     General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                     Exhibit 3(r), filed on April 20, 2009.

            (d)(viii)Eighth Amendment dated as of November 1, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix)Ninth Amendment dated as of November 1, 2011 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(x) Tenth Amendment dated as of November 1, 2013 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 10, 2014.

              (d)(xi)Eleventh Amendment dated as of November 1, 2013 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 10, 2014.

             (d)(xii)Twelfth Amendment dated as of November 1, 2013 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on October 10, 2014.

            (d)(xiii)Thirteenth Amendment dated as of October 1, 2014 to
                     General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147) filed on September 9, 2015.

             (d)(xiv)Fourteenth Amendment dated as of August 1, 2015 to General
                     Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on
                     April 19, 2016.

              (d)(xv)Sixteenth Amendment dated May 1, 2016 to the General Agent
                     Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593), filed on April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593), filed on April 20, 2005.

         4.   Contracts. (Including Riders and Endorsements)

              (a) Form of Flexible Premium Deferred Variable and Index Linked Annuity Contract, 2017SCSBASE-I-PL-A, previously filed with this registration statement (File
                     No. 333-216084) on February 15, 2017.

              (b) Form of Flexible Premium Deferred Variable and Index Linked Annuity Contract, 2017SCSBASE-I-PL-B, previously filed with this registration statement (File
                     No. 333-216084) on February 15, 2017.

              (c) Form of Data Pages, 2017SCS-DP-PL, previously filed with this registration statement (File No. 333-216084) on February 15, 2017.

              (d) Form of Endorsement Applicable to Traditional IRA, 2017IRA-SCS-I, previously filed with this registration statement (File No. 333-216084) on February 15, 2017.

              (e) Form of Endorsement Applicable to Non-Qualified Contracts, 2017NQ-SCS-I, previously filed with this registration statement (File No. 333-216084) on February 15, 2017.

              (f)    Form of Endorsement Applicable to Roth IRA,
                     2017ROTH-SCS-I, previously filed with this registration statement (File No. 333-216084) on February 15, 2017.

              (g) Form of Endorsement Applicable to Qualified Defined Contribution Plans, 2016QPDC-SCS-I, incorporated herein by reference to Registration Statement No. 333-207256 on
                     Form N-4 filed on December 23, 2015.

              (h) Form of Endorsement Applicable to Qualified Defined Benefit Plans, 2016QPDB-SCS-I, incorporated herein by reference to Registration Statement File No. 333-207256 on Form N-4 filed on December 23, 2015.

         5.   Applications.

              (a) Form of Enrollment Form/Application 2017 SCS App 02 PL, previously filed with this registration statement (File No. 333-216084) on February 15, 2017.

         6.   Depositor's Certificate of Incorporation And By-Laws.

              (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 24, 2012.

              (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7.   Reinsurance Contracts. Not applicable.

         8.   Participation Agreements.

              (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

              (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

              (a)(ii)Amendment No. 2, dated July 9, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

             (a)(iii)Amendment No. 3, dated October 1, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

              (a)(iv)Amendment No. 4, dated May 1, 2005, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

              (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

              (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

             (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

            (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

              (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

              (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

              (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

             (a)(xii)Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

            (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

             (a)(xiv)Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

              (a)(xv)Amendment No. 15, dated June 7, 2011 , to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

             (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

            (a)(b)(i)Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

           (a)(b)(ii)Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

          (a)(b)(iii)Amendment No. 2 dated as of October 21, 2013 to the Second
                     Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

           (a)(b)(iv)Amendment No. 3, dated as of April 4, 2014 ("Amendment No. 3"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

            (a)(b)(v)Amendment No. 4, dated as of June 1, 2014 ("Amendment
                     No. 4"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

           (a)(b)(vi)Amendment No. 5, dated as of July 16, 2014 ("Amendment No. 5"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") "), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

          (a)(b)(vii)Amendment No.6, dated as of April 30, 2015
                     ("Amendment No. 6"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

         (a)(b)(viii)Amendment No. 7 dated as of December 21, 2015 ("Amendment
                     No. 7"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on February 11, 2016.

           (a)(b)(ix)Amendment No. 8 dated as of December 9, 2016 ("Amendment No. 8"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on January 31, 2017.

         9.   Legal Opinion.

              Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.  Other Opinions.

              (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)    Powers of Attorney, filed herewith.

         11.  Omitted Financial Statements. Not applicable.
         12.  Initial Capital Agreements. Not applicable.

Item 25.Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Thomas Buberl                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Kristi A. Matus                Director
380 Beacon Street, #2
Boston, MA 02116

Ramon de Oliveira              Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

George Stansfield              Director
AXA
25, Avenue Matignon
75008 Paris, France

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director and General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Marine de Boucaud             Senior Executive Director and Chief Human
                               Resources Officer

*Joshua E. Braverman           Senior Executive Director, Chief Investment
                               Officer and Treasurer

*Kermitt J. Brooks             Managing Director and Deputy General Counsel

*Michael B. Healy              Senior Executive Director and Chief Information
                               Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Brian Winikoff                Senior Executive Director and Head of U.S. Life
                               Retirement and Wealth Management

*Andrienne Johnson             Senior Executive Director and Chief
                               Transformation Officer

*Kevin Molloy                  Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Karen Field Hazin             Lead Director, Secretary and Associate General
                               Counsel

*Naomi J. Weinstein            Lead Director

*Nicholas Huth                 Managing Director, Associate General
                               Counsel and Chief Compliance Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

   AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

   Set forth below are the subsidiary charts for the Holding Company and AXA:

(a) The 2015 AXA Group Organizational Charts incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-207015) on Form N-6 filed December 23, 2015.

(b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q1-2017 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 002-30070) on Form N-4 filed April 18, 2017.

Item 27. Number of Contractowners

         There are no Qualified Contract owners and/or Non-Qualified Contract owners of contracts offered by the Registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

     The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

     7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

            (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

            (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

            (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                   (b) To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

     The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Zurich Insurance Company, AXIS Insurance Company and Chubb Insurance Company. The annual limit on such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b)    Indemnification of Principal Underwriters

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c)    Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49, 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

(b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*David Karr                        Director, Chairman of the Board and Chief
                                   Executive Officer

*Christine Nigro                   Director and Vice Chairman of the Board

*Ronald Herrmann                   Director

*Anders B. Malmstrom               Director

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Brian Winikoff                    Director

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment and Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Compliance
                                   Officer

*Yun Zhang                         Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Kenneth Webb                      Vice President and Chief Financial Planning
                                   Officer

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*James Mellin                      Chief Sales Officer

*Thomas Eng                        Chief Privacy Officer

*Nicholas J. Gismondi              Vice President and Controller

*Kadeidre Screen                   Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Brian Winikoff                    Director, Chairman of the Board,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Kevin Molloy                      Senior Vice President and Director

*Ronald Herrmann                   Senior Vice President and Director

*Herve Balzano                     Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Kathryn Ferrero                   Senior Vice President

*Peter D. Golden                   Senior Vice President

*David Kahal                       Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Windy Lawrence                    Senior Vice President

*Graham Day                        Senior Vice President

*Trey Reynolds                     Senior Vice President

*David Veale                       Senior Vice President

*Alfred D'Urso                     Vice President and Chief Compliance Officer

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Nicholas D. Huth                  Senior Vice President and General Counsel

*Gina Jones                        Vice President and Financial Crime Officer

*Yun Zhang                         Vice President and Treasurer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Francesca Divone                  Secretary

(c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              AXA Equitable represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Contracts.

              The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the registration statement and has duly caused this Amendment to the registration statement to be signed on its behalf in the City of New York, and State of New York on this 6th day of June, 2017.

                               SEPARATE ACCOUNT NO. 49 OF
                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                               By:  AXA Equitable Life Insurance Company
                                        (Depositor)

                               By:  /s/ Shane Daly
                                    --------------------------------------------
                                    Shane Daly
                                    Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 6th day of June, 2017.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ---------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Thomas Buberl                Mark Pearson
Barbara Fallon-Walsh         Bertram L. Scott
Daniel G. Kaye               George Stansfield
Kristi A. Matus              Richard C. Vaughan
Ramon de Oliveira

*By:  /s/ Shane Daly
      -------------------------
         Shane Daly
         Attorney-in-Fact

June 6, 2017

                                 EXHIBIT INDEX

  EXHIBIT NO.                                                       TAG VALUE
  -----------                                                       ---------

      9       Opinion and Consent of Counsel                        EX-99.9

      10(a)   Consent of PricewaterhouseCoopers LLP                 EX-99.10a

      10(b)   Powers of Attorney                                    EX-99.10b